As filed with the Securities and Exchange Commission on February 25, 2019

1933 Act File No. 333-______

1940 Act File No. 811-23427

U.S. Securities and Exchange Commission

Washington, D.C. 20549

FORM N-2

(Check appropriate box or boxes)

[X]	Registration Statement Under the Securities Act of 1933
[ ]	Pre-Effective Amendment No. _
[ ]	Post-Effective Amendment No. _

and

[X]	Registration Statement Under the Investment Company Act of 1940
[ ]	Amendment No. ___

RiverNorth Opportunities Fund II, Inc.

Exact Name of Registrant as Specified in Declaration of Trust

325 North LaSalle Street, Suite 645, Chicago, Illinois 60654

Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

(312) 832-1440

Registrant’s Telephone Number, including Area Code

Marcus L. Collins, Esq.

RiverNorth Capital Management, LLC

325 North LaSalle Street, Suite 645

Chicago, Illinois 60654

Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

Copies of Communications to:

Morrison C. Warren, Esq.

Walter L. Draney, Esq.

E. Roy Kim, Esq.

Chapman and Cutler LLP

111 West Monroe Street

Chicago, Illinois 60603

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement

_______________

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

It is proposed that this filing will become effective (check appropriate box)

[  ] when declared effective pursuant to section 8(c)

_______________

Calculation of Registration Fee Under the Securities Act of 1933

Title of Securities Being Registered	Amount Being Registered(2)	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Shares, $0.0001 par value	1,000	$20.00	$20,000	$2.43

(1)       Estimated solely for the purpose of determining the registration fee.

(2)       This number includes all shares that may be issued pursuant to the Underwriters’ over allotment option.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

PROSPECTUS

Subject to Completion, Dated February 25, 2019

Shares
RiverNorth Opportunities Fund II, Inc.
Common Stock
$20.00 per Share

The Fund. RiverNorth Opportunities Fund II, Inc. (the “Fund”) is a newly organized, diversified, closed-end management investment company.

Investment Objective. The Fund’s investment objective is total return consisting of capital appreciation and current income. There is no assurance that the Fund will achieve its investment objective.

Principal Investment Strategies. The Fund will seek to achieve its investment objective by pursuing a tactical asset allocation strategy that provides exposure to multiple asset classes and opportunistically investing in markets in which the Adviser (as defined below) believes it can capitalize on pricing inefficiencies. See “Investment Philosophy and Process.” In pursuing such opportunities, the Fund will focus its investments in the closed-end fund, special purpose acquisition company (“SPAC”) and specialty finance markets. Under normal market conditions, the Fund will invest: (i) up to       % of its Managed Assets (as defined below) in common shares of closed-end funds, including business development companies (“BDCs”), registered under the Securities Act of 1933; (ii) up to     % of its Managed Assets in securities issued by SPACs; and (iii) up to      % of its Managed Assets in specialty finance assets through investments providing exposure to loans to consumers and small- and mid-sized companies (including loans originated through online platforms) and investments in real estate investment trusts. See “Portfolio Contents and Transactions” for a description of the principal investments and transactions of the Fund and “Risks—Investment-Related Risks” for a description of the principal risks associated with such investments and transactions. The Fund and the closed-end funds in which it will invest may invest in securities rated below investment grade or unrated securities considered by the Adviser to be of comparable credit quality. Such below investment grade securities are commonly referred to as “junk” or “high yield” securities and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal.

“Managed Assets” means the total assets of the Fund, including assets attributable to leverage and proceeds from short sales, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding).

(continued on following page)

No Prior History. Because the Fund is newly organized, the shares of the Fund’s common stock (the “Common Shares”) have no history of public trading. Common shares of closed-end funds frequently trade at prices lower than net asset value. The risk of loss due to this discount may be greater for initial investors expecting to sell their Common Shares in a relatively short period after the completion of this initial public offering. The Fund intends to list the Common Shares on the New York Stock Exchange (the “NYSE”), subject to notice of issuance. The trading or ticker symbol of the Common Shares is expected to be “ .”

You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest in the Common Shares, and retain it for future reference. A Statement of Additional Information, dated                    (the “SAI”), containing additional information about the Fund, has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the Prospectus, the SAI (the table of contents of which is on page      of this Prospectus), annual and semi-annual reports to shareholders (when available) and other information about the Fund, or make shareholder inquiries, by calling                , by writing to the Fund at 325 North LaSalle Street, Suite 645, Chicago, IL 60654, or by visiting the Fund’s and the Adviser’s website at www.rivernorth.com (information included on the website does not form a part of this Prospectus), or from the SEC’s website at www.sec.gov.

Investing in the Fund’s common stock involves certain risks. See “Risks” beginning on page of this Prospectus. Certain of the risks are summarized in “Prospectus Summary—Risks” beginning on page       of this Prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total(1)
Public offering price	$20.00	$
Sales load(2)	$0.00	$
Proceeds, after expenses, to the Fund(3)	$20.00	$

(notes continued on the next page)

The underwriters expect to deliver the Common Shares to purchasers on or about

Prospectus dated                      .

(notes continued from previous page)

(1)	The Fund has granted the underwriters an option to purchase up to additional Common Shares at the Public Offering Price less the Sales Load within 45 days of the date of this Prospectus, solely to cover overallotments, if any. If this option is exercised in full, the total Public Offering Price, Sales Load, and Proceeds, After Expenses, to the Fund, will be $ , $0 and $ , respectively. See “Underwriters.” Investors purchasing Common Shares in this offering will not be charged a sales load.

(2)	The Adviser (as defined below), and not the Fund, has agreed to pay from its own assets compensation of up to $ per Common Share plus $ to the underwriters in connection with this offering, which aggregate amount will not exceed % of the total Public Offering Price of the Common Shares sold in this offering. Separately, the Adviser, and not the Fund, has agreed to pay from its own assets upfront structuring fees to , and may pay certain other qualifying underwriters a structuring fee, sales incentive fee or additional compensation in connection with the offering. Furthermore, the Fund has agreed to reimburse the underwriters for certain expenses in connection with this offering. In addition, the Adviser (and not the Fund) has agreed to pay an amount equal to % of the total price to the public of the Common Shares sold in the offering contemplated by this Prospectus (including Common Shares offered pursuant to the underwriters’ overallotment option) for certain distribution and marketing services, as well as up to $ in expense reimbursement. The sum total of all compensation to the underwriters in connection with this public offering of Common Shares, including all forms of additional compensation or structuring or sales incentive fee payments, if any, to the underwriters and other expenses (including reimbursed expenses), will be limited to not more than % of the total public offering price of the Common Shares sold in this offering. See “Underwriters—Additional Underwriter Compensation.”

(3)	The Adviser has agreed to pay all organizational expenses of the Fund and all offering costs associated with this offering. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Adviser. See “Summary of Fund Expenses.”

(continued from the previous page)

Investment Adviser. The Fund’s investment adviser is RiverNorth Capital Management, LLC (the “Adviser”). The Adviser will be responsible for the day-to-day management of the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services. See “Management of the Fund.”

Limited Term and Eligible Tender Offer. The Fund will terminate on or before                     (the “Termination Date”); provided, that if the Board of Directors of the Fund (the “Board of Directors”) believes that, under then-current market conditions, it is in the best interests of the Fund to do so, the Fund may extend the Termination Date: (i) once for up to one year (i.e., up to                  ), and (ii) once for up to an additional six months (i.e., up to               ), in each case upon the affirmative vote of a majority of the Board of Directors and without the approval of the holders of the Fund’s Common Shares (the “Common Shareholders”).

In addition, as of a date within twelve months preceding the Termination Date, the Board of Directors may cause the Fund to conduct a tender offer to all Common Shareholders to purchase Common Shares of the Fund at a price equal to the net asset value (“NAV”) per Common Share on the expiration date of the tender offer (an “Eligible Tender Offer”). The Board of Directors has established that, following an Eligible Tender Offer, the Fund must have at least $           of net assets to ensure the continued viability of the Fund (the “Termination Threshold”). In an Eligible Tender Offer, the Fund will offer to purchase all Common Shares held by each Common Shareholder; provided, that if the number of properly tendered Common Shares would result in the Fund’s net assets totaling less than the Termination Threshold, the Eligible Tender Offer will be terminated and no Common Shares will be repurchased pursuant to the Eligible Tender Offer. Instead, the Fund will begin (or continue) liquidating its portfolio and proceed to terminate on or before the Termination Date. The Adviser will pay all costs and expenses associated with the making of an Eligible Tender Offer, other than brokerage and related transaction costs associated with the disposition of portfolio investments in connection with the Eligible Tender Offer, which will be borne by the Fund and its Common Shareholders. An Eligible Tender Offer would be made, and Common Shareholders would be notified thereof, in accordance with the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), the Securities Exchange Act of 1934 (the “Exchange Act”) and the applicable tender offer rules thereunder (including Rule 13e-4 and Regulation 14E under the Exchange Act). If the number of properly tendered Common Shares would result in the Fund’s net assets equaling or totaling greater than the Termination Threshold, all Common Shares properly tendered and not withdrawn will be purchased by the Fund pursuant to the terms of the Eligible Tender Offer. In addition, the Fund would continue to be subject to its obligations with respect to its issued and outstanding preferred stock or debt securities, if any. See “Risks—Structural Risks—Limited Term and Eligible Tender Offer Risk.”

Following the completion of an Eligible Tender Offer, the Board of Directors may eliminate the limited term structure of the Fund upon the affirmative vote of a majority of the Board of Directors and without the approval of Common Shareholders. In making a decision to do so to provide for the Fund’s perpetual existence, the Board of Directors will take such actions with respect to the continued operations of the Fund as it deems to be in the best interests of the Fund, based on market conditions at such time, the extent of Common Shareholder participation in the Eligible Tender Offer and all other factors deemed relevant by the Board of Directors in consultation with the Adviser, taking into account that the Adviser may have a potential conflict of interest in seeking to convert to a perpetual fund.

The Fund is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Fund is not a “target term” fund whose investment objective is to return its original NAV on the termination date. The Fund’s investment objective and policies are not designed to seek to return to investors that purchase Common Shares in this offering their initial investment of $20.00 per Common Share on the Termination Date or in an Eligible Tender Offer, and such investors and investors that purchase Common Shares after the completion of this offering may receive more or less than their original investment upon termination or in an Eligible Tender Offer. See “Risks—Structural Risks—Limited Term and Eligible Tender Offer Risk.”

Dividends and Distributions. The Fund intends to distribute to Common Shareholders regular monthly cash distributions of all or a portion of its net investment income. Commencing with the first distribution, the Fund intends to implement a level distribution policy. There is no assurance the Fund will make regular monthly distributions or that it will do so at a particular rate. The Fund expects to declare its initial monthly dividend within 30 to 45 days after the completion of this offering and pay its initial monthly dividend within approximately 45 to 60 days after the completion of this offering, depending on market conditions. See “Dividends and Distributions.”

Leverage. The Fund may borrow money and/or issue preferred stock, notes or debt securities for investment purposes. These practices are known as leveraging. The Adviser will determine whether or not to engage in leverage based on its assessment of conditions in the debt and credit markets. As of the time immediately after it enters into any of the foregoing transactions, the Fund will seek to limit its overall effective leverage to % of its Managed Assets. The Fund currently anticipates that leverage will initially be obtained through the use of bank borrowings or other similar term loans. Since the Common Shareholders pay all expenses related to the use of leverage, such use of leverage would create a greater risk of loss for the Fund’s Common Shares than if leverage is not used. See “Risks—Structural Risk—Leverage Risks.”

The Fund’s Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

TABLE OF CONTENTS

Page
Prospectus Summary
Summary of Fund Expenses
The Fund
Use of Proceeds
Investment Objective, Strategies and Policies
Investment Philosophy and Process
Portfolio Contents and Transactions
Use of Leverage
Risks
Management of the Fund
Net Asset Value
Dividends and Distributions
Dividend Reinvestment Plan
Description of the Common Shares
Certain Provisions of The Fund’s Charter and Bylaws and Of Maryland Law
Repurchase of Shares
Conversion to Open-End Fund
Limited Term and Eligible Tender Offer
U.S. Federal Income Tax Matters
Underwriters
Administrator, Fund Accountant, Transfer Agent, Dividend Disbursing Agent and Custodian
Legal Matters
Additional Information
The Fund’s Privacy Policy
Table of Contents for the Statement of Additional Information

You should rely only on the information contained or incorporated by reference in this Prospectus. Neither the Fund nor the underwriters have authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. Neither the Fund nor the underwriters are making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date on the front of this Prospectus. The Fund’s business, financial condition and results of operations may have changed since that date. The Fund will amend this Prospectus if, during the period this Prospectus is required to be delivered, there are any material changes to the facts stated in this Prospectus.

v

PROSPECTUS SUMMARY

This is only a summary of information contained elsewhere in this Prospectus. This summary does not contain all of the information that you should consider before investing in the Fund’s shares of common stock (the “Common Shares”) offered by this Prospectus. You should review the more detailed information contained in this Prospectus and the Statement of Additional Information (“SAI”), especially the information set forth under the headings “Investment Objective, Strategies and Policies” and “Risks.”

The Fund	RiverNorth Opportunities Fund II, Inc. (the “Fund”) is a Maryland corporation registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund will have a limited term unless otherwise determined by the Fund’s Board of Directors (“Board of Directors”). See “Limited Term” and “Risks—Structural Risks—Limited Term and Eligible Tender Offer Risk.”

Investment Adviser	The Fund’s investment adviser is RiverNorth Capital Management, LLC (the “Adviser”). The Adviser will be responsible for the day-to-day management of the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services. See “Management of the Fund.”

The Offering	The Fund is offering of its Common Shares, $0.0001 par value per share, at $20.00 per Common Share through a group of underwriters led by . You must purchase at least 100 Common Shares in this offering ($2,000). The Fund has granted the underwriters an option to purchase up to additional Common Shares, at the Public Offering Price (as described below) less the Sales Load (as described below), within 45 days to cover overallotments. The Adviser has agreed to pay underwriting compensation of up to $ per Common Share plus $ to the underwriters in connection with this offering, which aggregate amount will not exceed % of the total public offering price of the Common Shares sold in this offering. The Adviser also has agreed to pay all of the Fund’s organizational expenses and all offering costs associated with this offering. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Adviser. See “Underwriters.”

Investment Objectives	The Fund’s investment objective is total return consisting of capital appreciation and current income. There is no assurance that the Fund will achieve its investment objective.

Principal Investment

Strategies and Policies	The Fund will seek to achieve its investment objective by pursuing a tactical asset allocation strategy that provides exposure to multiple asset classes and opportunistically investing in markets in which the Adviser believes it can capitalize on pricing inefficiencies. See “—Investment Philosophy and Process.” In pursuing such opportunities, the Fund will focus its investments in the closed-end fund, special purpose acquisition company (“SPAC”) and specialty finance markets. Under normal market conditions, the Fund will invest: (i) up to % of its Managed Assets (as defined below) in common shares of closed-end funds, including business development companies (“BDCs”), registered under the Securities Act of 1933, as amended (the “Securities Act”); (ii) up to % of its Managed Assets in securities issued by SPACs; and (iii) up to % of its Managed Assets in specialty finance assets through investments providing exposure to loans to consumers and small- and mid-sized companies (including loans originated through online platforms (“Marketplace Loans”)) and investments in real estate investment trusts (“REITs”).

Closed-End Funds. Closed-end funds (like the Fund) are investment companies regulated under the 1940 Act that have the ability to invest in a wide range of asset classes and instruments. BDCs are a type of closed-end fund and typically invest in and lend to small- and medium-sized private and certain public companies that may not have access to public equity markets for capital raising. The Adviser will have flexibility to change the Fund’s closed-end fund asset allocation across various asset classes, including equity, fixed income and alternative assets. In addition, the Fund and the closed-end funds in which it invests may invest in securities that are rated below investment grade by Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business (“S&P”), Fitch Ratings, a part of the Fitch Group (“Fitch”), or Moody’s Investor Services, Inc. (“Moody’s”), or comparably rated by another nationally recognized statistical rating organization (“NRSRO”) or, if unrated, determined by the Adviser to be of comparable credit quality. Such securities (i.e., securities rated below BBB- by S&P or Fitch or below Baa3 by Moody’s) are commonly referred to as “junk” and “high yield” securities and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Such below investment grade securities may include those receiving the lowest ratings from S&P, Fitch or Moody’s (i.e., securities rated C by Moody’s or D- by S&P), which typically indicates that the security is in default or has little prospect for full recovery of principal or interest. See “Risks—Investment-Related Risks—Other Investment-Related Risks—Defaulted and Distressed Securities Risk.” Lower rated below investment grade securities are considered more vulnerable to nonpayment than other below investment grade securities and their issuers are more dependent on favorable business, financial and economic conditions to meet their financial commitments. The lowest rated below investment grade securities are typically already in default. See “Risks—Investment-Related Risks—Other Investment-Related Risks—Credit and Below Investment Grade Securities Risk.”

Special Purpose Acquisition Companies. A SPAC is a special purpose company whose business plan is to raise capital in an initial public offering (“IPO”) and, within a specific period of time, engage in a merger or acquisition with one or more unidentified companies. SPACs are formed by sponsors who believe that their experience, reputations and/or contacts will allow them to identify and complete a business combination transaction with one or more target businesses that will ultimately be a successful public company. Some SPACs focus on acquiring a target in a particular industry while others may pursue a business combination transaction in any business, industry or geographic location, including outside of the United States. The Fund may invest in a broad range of industries and sectors when investing in SPACs and may generally pursue initial business combinations in any business, industry or geographic location, including outside of the United States.

In a SPAC’s IPO, the SPAC typically offers units comprised of a share of common stock and a warrant to purchase a share or less of common stock that is exercisable, with a strike price higher than the offering price of the unit, if the SPAC completes a business combination transaction. Generally, the units offered in a SPAC’s IPO are listed on a national securities exchange and the common stock and warrants comprising the units are listed and trade separately shortly after the IPO. A SPAC may incur debt if additional capital is needed to finance a business combination transaction or to fund ongoing expenses. The Fund may invest in all parts of a SPAC’s capital structure, including a SPAC’s units, common stock, warrants, debt instruments, and other securities. It is likely that the SPACS in which the Fund invests will not pay any dividends and, accordingly, the Fund is unlikely to derive substantial income from its SPAC investments. The Fund does not intend to hold common shares after a SPAC’s initial business combination has been completed other than common shares obtained temporarily through the conversion of a SPAC’s warrants into common shares. The Fund may redeem common shares of a SPAC in exchange for the Fund’s pro rata portion of the SPAC’s trust account.

Specialty Finance Companies. Specialty finance companies provide capital or financing to businesses within specified market segments. These companies are often distinguished by their market specializations which allow them to focus on the specific financial needs of their clients. Specialty finance companies often engage in asset-based and other forms of non-traditional financing activities (i.e., by providing financing to borrowers that are unable to access traditional forms of financing such as through commercial bank lending or by accessing the public debt markets). While they generally compete against traditional financial institutions with broad product lines and, often, greater financial resources, specialty finance companies seek competitive advantage by focusing their attention on market niches, which may provide them with deeper knowledge of their target market and its needs. Specialty finance companies include mortgage specialists to certain consumers, equipment leasing specialists to certain industries and equity or debt-capital providers to certain small businesses. Specialty finance companies often utilize tax-efficient or other non-traditional structures, such as REITs which are financial vehicles that pool investors’ capital to invest primarily in income-producing real estate or real estate-related loans or interests. The Fund’s other specialty finance investments will include preferred securities and baby bonds issued by BDCs and Marketplace Loans.

The Fund may obtain exposure to Marketplace Loans through a combination of: (i) directly investing in such whole loans (either individually or in aggregations); (ii) investing in notes or other pass-through obligations issued by a marketplace lending platform (or an affiliate) representing the right to receive the principal and interest payments on a Marketplace Loan (or fractional portions thereof) originated through the platform (“Pass-Through Notes”); and (iii) purchasing asset-backed securities representing ownership in a pool of Marketplace Loans (the foregoing listed investments are collectively referred to herein as the “Marketplace Lending Instruments”). The Marketplace Loans in which the Fund will typically invest will be newly issued and/or current as to interest and principal payments at the time of investment, and a substantial portion of the Fund’s Marketplace Lending Instrument investments are made through purchases of whole loans. As a fundamental policy (which cannot be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund), the Fund will not invest in Marketplace Loans that were of subprime quality at the time of origination. See “—Investment Philosophy and Process” for a further description of subprime loans.

Marketplace Lending Instruments are generally not rated by NRSROs. However, these instruments are considered to be comparable in quality to securities falling into any of the ratings categories used by such NRSROs to classify “junk” bonds. Accordingly, the Fund’s unrated Marketplace Lending Instrument investments constitute highly risky and speculative investments similar to investments in “junk” bonds, notwithstanding that the Fund is not permitted to invest in loans that were of subprime quality at the time of origination. The Marketplace Lending Instruments in which the Fund may invest may have varying degrees of credit risk. There can be no assurance that payments due on underlying Marketplace Loans will be made. At any given time, the Fund’s portfolio may be substantially illiquid due to its investments in Marketplace Lending Instruments and subject to increased credit and default risk. If a borrower is unable to make its payments on a loan, the Fund may be greatly limited in its ability to recover any outstanding principal and interest under such loan.

Other Investments and Transactions. The Fund may at times establish hedging positions, which may include short sales and derivatives, such as options. The Fund also may use such positions for speculative investment purposes as well. The Fund will not engage in any short sales of securities issued by closed-end funds.

In addition to the foregoing principal investment strategies of the Fund, the Adviser also may allocate the Fund’s Managed Assets among cash, cash equivalents, exchange-traded funds, short-term debt securities and U.S. government securities. There are no limits on the Fund’s portfolio turnover, and the Fund may buy and sell securities to take advantage of potential short-term trading opportunities without regard to length of time and when the Adviser believes investment considerations warrant such action. See “Risks—Structural Risks—Portfolio Turnover Risk.”

See “Portfolio Contents and Transactions” for a description of the principal investments and transactions of the Fund and “Risks—Investment-Related Risks” for a description of the principal risks associated with such investments and transactions.

“Managed Assets” means the total assets of the Fund, including assets attributable to leverage and proceeds from short sales, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding). All percentage limitations described in this Prospectus are measured at the time of investment and may be exceeded on a going-forward basis as a result of credit rating downgrades or market value fluctuations of the Fund’s portfolio securities. Unless otherwise specified, the investment policies and limitations of the Fund are not considered to be fundamental by the Fund and can be changed without a vote of the holders of the Common Shares (the “Common Shareholders”). The Fund’s investment objective and certain investment restrictions specifically identified as such in the SAI are considered fundamental and may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which includes Common Shares and preferred stock of the Fund (“Preferred Shares”), if any, voting together as a single class, and the holders of the outstanding Preferred Shares, if any, voting as a single class. See “Investment Restrictions” in the SAI.

Investment Philosophy

and Process	The Adviser considers a number of factors when selecting its portfolio investments, including fundamental and technical analysis to assess the relative risk and reward potential throughout the financial markets. The following summarizes the Adviser’s investment philosophy and process with respect to investments in closed-end funds, SPACs, specialty finance assets and Marketplace Loans.

Closed-End Funds. In selecting closed-end funds, the Adviser will opportunistically utilize a combination of short-term and longer-term trading strategies to seek to derive value from the discount and premium spreads associated with closed-end funds by identifying pricing aberrations. See “Risks—Investment-Related Risks—Closed-End Fund and BDC Investment-Related Risks—Closed-End Fund Pricing Risk.” The Adviser will employ both a quantitative and qualitative approach in its selection of closed-end funds and has developed proprietary screening models and algorithms to trade closed-end funds. The Adviser’s mean reversion investing looks to capitalize on changes within the pricing of a closed-end fund and, based upon its research and analysis, a view that it will revert to historical pricing. The Adviser will employ the following trading strategies, among others:

Statistical Analysis (Mean Reversion)

●	Using proprietary quantitative models, the Adviser seeks to identify closed-end funds that are trading at compelling absolute and/or relative discounts.

●	The Adviser will attempt to capitalize on the perceived mispricing if the Adviser believes that the discount widening is irrational and expects the discount to narrow to longer-term mean valuations.

Corporate Actions

●	The Adviser will pursue investments in closed-end funds that have announced, or the Adviser believes are likely to announce, certain corporate actions that may drive value for their shareholders.

●	The Adviser has developed trading strategies that focus on closed-end fund tender offers, rights offerings, shareholder distributions, open-endings and liquidations.

Shareholder Activism

●	The Adviser will assess activism opportunities by determining a closed-end fund’s susceptibility to dissident activity and analyzing the composition of the fund’s shareholder register. The Fund, in seeking to achieve its investment objective, will not take activist positions in the closed-end funds in which it invests.

In employing the foregoing trading strategies, the Adviser will conduct an extensive amount of due diligence on various fund sponsors, investment managers and funds, including actively monitoring regulatory filings, analyzing a fund’s registration statements, financial statements and organizational documents, as well as conducting proprietary research, such as speaking with fund sponsors, underwriters, sell-side brokers and investors.

Special Purpose Acquisition Companies. The Adviser believes that SPAC securities currently represent an opportunity to obtain attractive risk-adjusted investment returns based upon a number of factors, including:

●	The number of SPAC IPOs, and the aggregate amount raised in such offerings, has increased and remained consistent over the past several years such that the Adviser believes SPACs offer a range of desirable investment opportunities as an investible asset class on a more permanent basis.

●	Changes in the current generation of SPACs have made it easier for management teams to raise capital in IPOs and close acquisitions than in the past, providing an attractive potential return profile for the Fund. These changes include, among other things, raising the warrant exercise price to $11.50 to make them less dilutive, and allowing shareholders to vote in favor of an acquisition and still redeem shares.

●	Many private equity companies have recently become involved with SPACs, both merging portfolio companies into SPACs and sponsoring SPACs themselves, adding potential variety and resources to SPAC offerings.

In selecting SPAC investments, the Adviser will conduct due diligence on a SPAC’s sponsor and management team to assess the likelihood that the SPAC will close an initial business combination. See “Risks—Investment-Related Risks—SPAC Investment-Related Risks—Risk of Failure to Complete a Business Combination.” Among other things, the Adviser will evaluate the management team’s strategy, experience, deal flow, and demonstrated track record in building enterprise value. The Adviser will also evaluate the terms of each SPAC offering, including the aggregate amount of the offering, the offering price of the securities, the equity yield to termination, the option value of warrants, the sponsor’s interest in the SPAC, and the expected liquidity of the SPAC’s securities.

The Adviser will seek to invest in SPACs during their IPOs as well as utilize trading strategies and programs to derive value from buying and selling SPAC securities, including units, common stock and warrants. As such, the Adviser intends to purchase SPACs trading in the secondary market, opportunistically sell shares of SPAC common stock on the secondary market prior to its business combination, or otherwise redeem such shares for the Fund’s proportionate share of the SPAC’s trust account. The Adviser also may opportunistically sell SPAC warrants and rights prior to a business combination or hold them until after a business combination has been completed.

Specialty Finance Assets. In selecting the Fund’s specialty finance-related investments, the Adviser will generally apply its fundamental and technical analysis (as noted above) to assess the relative risk and reward potential of such investments and their associated markets. See “Portfolio Contents and Transactions” for a discussion of the types of specialty finance assets in which the Adviser anticipates it will invest.

The Adviser believes that the recent and continuing growth of the online and mobile marketplace lending industry has created a relatively untapped and attractive investment opportunity, with the potential for large returns. The Adviser will seek to capitalize on this opportunity by participating in the evolution of this industry, which has served as an alternative to, and has begun to take market share from, the more traditional lending operations of large commercial banks. The ability of borrowers to obtain loans through marketplace lending with interest rates that may be lower than those otherwise available to them (or to obtain loans that would otherwise be unavailable to them) has contributed to the significant rise of the use of Marketplace Loans. At the same time, marketplace lending has also enabled investors to purchase or invest in loans with interest rates and credit characteristics that can offer attractive returns.

In selecting the Fund’s Marketplace Loan investments, the Adviser will employ a bottom-up approach to evaluate the expected returns of loans by loan segment (e.g., consumer and SME loans) and by platform origination (as discussed below), as well as a top-down approach to seek to identify investment opportunities across the various segments of the marketplace lending industry. In doing so, the Adviser will conduct an analysis of each segment’s anticipated returns relative to its associated risks, which will take into consideration for each segment duration, scheduled amortization, seniority of the claim of the loan, prepayment terms and prepayment expectations, current coupons and trends in coupon pricing, origination fees, servicing fees and anticipated losses based on historical performance of similar credit instruments. The Adviser will then seek to allocate Fund assets to the segments identified as being the most attractive on a risk-adjusted return basis.

Within each segment, the Adviser will conduct a platform-specific analysis, as opposed to a loan-specific analysis, and, as such, the Adviser’s investment process does not result in a review of each individual Marketplace Loan to which the Fund has investment exposure. Instead, the Adviser will generally seek loans that have originated from platforms that have met the Adviser’s minimum requirements related to, among other things, loan default history and overall borrower credit quality. In this regard, the Adviser will engage in a thorough and ongoing due diligence process of each platform to assess, among other things, the viability of the platform to sustain its business for the foreseeable future; whether the platform has the appropriate expertise, ability and operational systems to conduct its business; the financial condition and outlook of the platform; and the platform’s ability to manage regulatory, business and operational risk. In addition, the Adviser’s due diligence efforts will include reviews of the servicing and underwriting functions of a platform (as further described below) and/or funding bank (as applicable), the ability of a platform to attract borrowers and the volume of loan originations, and loan performance relative to model expectations, among other things. In conducting such due diligence, the Adviser will have access to, and will review, the platform’s credit models as well. Moreover, the Adviser will visit each platform from time to time for on-site reviews of the platform, including discussions with each of the significant business units within the platform (e.g., credit underwriting, customer acquisition and marketing, information technology, communications, servicing and operations).

See “Investment Philosophy and Process” below for further discussion of the Adviser’s investment philosophy and process regarding Marketplace Lending Instruments.

Limited Term Fund

Structure and Eligible

Tender Offer	The Fund will terminate on or before (the “Termination Date”); provided, that if the Board of Directors believes that, under then-current market conditions, it is in the best interests of the Fund to do so, the Fund may extend the Termination Date: (i) once for up to one year (i.e., up to ), and (ii) once for up to an additional six months (i.e., up to ), in each case upon the affirmative vote of a majority of the Board of Directors and without the approval of Common Shareholders. In determining whether to extend the Termination Date, the Board of Directors may consider the inability to sell the Fund’s assets in a time frame consistent with termination due to lack of market liquidity or other extenuating circumstances. Additionally, the Board of Directors may determine that market conditions are such that it is reasonable to believe that, with an extension, the Fund’s remaining assets will appreciate and generate income in an amount that, in the aggregate, is meaningful relative to the cost and expense of continuing the operation of the Fund.

In anticipation of the Termination Date (such period of time, the “wind-down period”), the Fund may begin liquidating all or a portion of the Fund’s portfolio, and may deviate from its investment policies and may not achieve its investment objective. During the wind-down period (or in anticipation of an Eligible Tender Offer), the Fund’s portfolio composition may change as more of its portfolio holdings are called or sold and portfolio holdings are disposed of in anticipation of liquidation. Rather than reinvesting the proceeds of matured, called or sold securities in accordance with the investment program described above, the Fund may invest such proceeds in short term or other lower yielding securities or hold the proceeds in cash, which may adversely affect its performance.

In addition, within twelve months preceding the Termination Date, the Board of Directors may cause the Fund to conduct an Eligible Tender Offer. An Eligible Tender Offer would consist of a tender offer to all Common Shareholders to purchase Common Shares of the Fund at a price equal to the NAV per Common Share on the expiration date of the tender offer. The Board of Directors has established that, following an Eligible Tender Offer, the Fund must have at least $ of net assets to ensure the continued viability of the Fund (the “Termination Threshold”).

In an Eligible Tender Offer, the Fund will offer to purchase all Common Shares held by each Common Shareholder; provided, that if the number of properly tendered Common Shares would result in the Fund’s net assets totaling less than the Termination Threshold, the Eligible Tender Offer will be terminated and no Common Shares will be repurchased pursuant to the Eligible Tender Offer. Instead, the Fund will begin (or continue) liquidating its portfolio and proceed to terminate on or before the Termination Date. The Adviser will pay all costs and expenses associated with the making of an Eligible Tender Offer, other than brokerage and related transaction costs associated with the disposition of portfolio investments in connection with the Eligible Tender Offer, which will be borne by the Fund and its shareholders. An Eligible Tender Offer would be made, and shareholders would be notified thereof, in accordance with the requirements of the 1940 Act, the Securities Exchange Act of 1934 (the “Exchange Act”) and the applicable tender offer rules thereunder (including Rule 13e-4 and Regulation 14E under the Exchange Act).

If the number of properly tendered Common Shares would result in the Fund’s net assets equaling or totaling greater than the Termination Threshold, all Common Shares properly tendered and not withdrawn will be purchased by the Fund pursuant to the terms of the Eligible Tender Offer. The Fund’s purchase of tendered Common Shares pursuant to a tender offer will have tax consequences for tendering Common Shareholders and may have tax consequences for non-tendering Common Shareholders. In addition, the Fund would continue to be subject to its obligations with respect to its issued and outstanding preferred stock or debt securities, if any.

All Common Shareholders remaining after a tender offer will be subject to proportionately higher expenses due to the reduction in the Fund’s total assets resulting from payment for the tendered Common Shares. A reduction in net assets, and the corresponding increase in the Fund’s expense ratio, could result in lower returns and put the Fund at a disadvantage relative to its peers and potentially cause the Fund to trade at a wider discount to NAV than it otherwise would. Such reduction in the Fund’s total assets may also result in less investment flexibility, reduced diversification and greater volatility for the Fund, and may have an adverse effect on the Fund’s investment performance. Moreover, the resulting reduction in the number of outstanding Common Shares could cause the Common Shares to become thinly traded or otherwise adversely impact the secondary market trading of such shares. See “Risks—Structural Risks—Limited Term and Eligible Tender Offer Risk.”

Following the completion of an Eligible Tender Offer, the Board of Directors may eliminate the limited term structure of the Fund upon the affirmative vote of a majority of the Board of Directors and without the approval of Common Shareholders. In making such decision, the Board of Directors will take such actions with respect to the continued operations of the Fund as it deems to be in the best interests of the Fund, based on market conditions at such time, the extent of Common Shareholder participation in the Eligible Tender Offer and all other factors deemed relevant by the Board of Directors in consultation with the Adviser, taking into account that the Adviser may have a potential conflict of interest in seeking to convert to a perpetual fund (or in seeking to extend the Termination Date). The Fund is not required to conduct additional tender offers following an Eligible Tender Offer and conversion to a perpetual structure. Therefore, remaining Common Shareholders may not have another opportunity to participate in a tender offer or exchange their Common Shares for the then-existing NAV per Common Share.

The Fund is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Fund is not a “target term” fund whose investment objective is to return its original NAV on the termination date. The Fund’s investment objective and policies are not designed to seek to return to investors that purchase Common Shares in this offering their initial investment of $20.00 per Share on the Termination Date or in an Eligible Tender Offer, and such investors and investors that purchase Common Shares after the completion of this offering may receive more or less than their original investment upon termination or in an Eligible Tender Offer. See “Certain Provisions of The Fund’s Charter and Bylaws and Of Maryland Law” and “Risks—Structural Risks—Limited Term and Eligible Tender Offer Risk.”

Use of Leverage	The Fund may borrow money and/or issue Preferred Shares, notes or debt securities for investment purposes. These practices are known as leveraging. The Adviser will determine whether or not to engage in leverage based on its assessment of conditions in the debt and credit markets. As of the time immediately after it enters into any of the foregoing transactions, the Fund will seek to limit its overall effective leverage to % of its Managed Assets. The Fund currently anticipates that leverage will initially be obtained through the use of bank borrowings or other similar term loans. The Fund does not anticipate that it will issue Preferred Shares within 12 months of the date of this Prospectus.

The provisions of the 1940 Act provide that the Fund may borrow or issue notes or debt securities in an amount up to 33 1/3% of its total assets or may issue Preferred Shares in an amount up to 50% of the Fund’s total assets (including the proceeds from leverage). In addition, the Fund may enter into derivative and other transactions that have the effect of leverage. The Fund’s use of derivatives and other transactions are not subject to such limitations if the Fund earmarks or segregates liquid assets (or enters into offsetting positions) in accordance with applicable Securities and Exchange Commission (“SEC”) regulations and interpretations to cover its obligations under those transactions and instruments. However, these transactions will entail additional expenses (e.g., transaction costs) which will be borne by the Fund.

The use of leverage by the Fund can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, returns will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, returns will be less than if leverage had not been used. The use of leverage magnifies gains and losses to Common Shareholders. Since the holders of common stock pay all expenses related to the issuance of debt or use of leverage, any use of leverage would create a greater risk of loss for the Common Shares than if leverage is not used. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. See “Use of Leverage” and “Risks—Structural Risks—Leverage Risks.”

Dividends and

Distributions	Commencing with the Fund’s first dividend, the Fund intends to distribute to Common Shareholders regular monthly cash distributions of all or a portion of its net investment income. The Fund expects to declare its initial monthly dividend within 30 to 45 days after the completion of this offering and pay its initial monthly dividend within approximately 45 to 60 days after the completion of this offering, depending on market conditions. In addition, the Fund intends to distribute its net realized capital gains, if any, at least annually. There is no assurance the Fund will make this initial monthly distribution or continue to pay regular monthly distributions or that it will do so at a particular rate.

Commencing with the first distribution, the Fund intends to implement a level distribution policy. At times, to maintain a stable level of distributions, the Fund may pay out less than all of its net investment income or pay out accumulated undistributed income, or return capital, in addition to current net investment income. Any distribution that is treated as a return of capital generally will reduce a shareholder’s basis in his or her shares, which may increase the capital gain or reduce the capital loss realized upon the sale of such shares. Any amounts received in excess of a shareholder’s basis are generally treated as capital gain, assuming the shares are held as capital assets.

Various factors will affect the level of the Fund’s income, including the asset mix and average maturity of the Fund’s portfolio, the amount of leverage utilized by the Fund and the cost of such leverage and the Fund’s use of hedging. To permit the Fund to maintain a more stable monthly distribution, the Fund may from time to time distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned by the Fund during that period. Undistributed income will add to the Fund’s NAV (and indirectly benefits the Adviser by increasing its fees) and, correspondingly, distributions from undistributed income will reduce the Fund’s NAV. See “Dividends and Distributions.”

Dividend Reinvestment

Plan	The Fund has an automatic dividend reinvestment plan (the “Plan”) commonly referred to as an “opt-out” plan. Each Common Shareholder who participates in the Plan will have all distributions of dividends and capital gains automatically reinvested in additional Common Shares. The automatic reinvestment of dividends and distributions in Common Shares will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends and distributions, even though such participants have not received any cash with which to pay the resulting tax.

Common Shareholders who elect not to participate in the Plan will receive all distributions in cash. All correspondence or questions concerning the Plan, including how a Common Shareholder may opt out of the Plan, should be directed to , ( ) - , (the “Plan Administrator”). Beneficial owners of Common Shares who hold their Common Shares in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in, or opt out of, the Plan. See “Dividend Reinvestment Plan” and “U.S. Federal Income Tax Matters.”

Listing of Common Shares	The Fund intends to list its Common Shares on the New York Stock Exchange (the “NYSE”), subject to notice of issuance. The trading or ticker symbol of the Common Shares is expected to be “ .”

Risk Considerations	Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing in the Common Shares, you should consider the following risks as well as the other information in this Prospectus and the SAI, including the “Risks” section of this Prospectus which provides greater detail on certain of the summarized risks in this Risk Considerations section of the Prospectus Summary. The risks in each subsection below are listed in alphabetical order.

Structural Risks

This subsection of “Risk Considerations” highlights risks that are associated with an investment in closed-end funds generally (including the Fund and the closed-end funds in which the Fund invests) as well as those that are associated with the specific structural elements of the Fund. See “—Investment-Related Risks” below for risks associated with the specific principal investments of the Fund.

Anti-Takeover Provisions. Maryland law and the Fund’s Charter and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status, including the adoption of a staggered Board of Directors and the supermajority voting requirements discussed herein. These provisions could deprive the holders of Common Shares of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares or at NAV. See “Certain Provisions of the Fund’s Charter and Bylaws and of Maryland Law.”

Asset Allocation Risk. The Fund’s performance will depend in part on the success of the Adviser’s methodology in allocating the Fund’s assets among the Fund’s principal investment strategies. To the extent that the Adviser’s asset allocation between such strategies fails to produce the intended result, the Fund’s return may suffer. Additionally, the potentially active asset allocation style of the Fund may lead to changing allocations over time and represent a risk to investors who target fixed asset allocations.

Cyber Security Risk. With the increased use of the Internet and because information technology (“IT”) systems and digital data underlie most of the Fund’s operations, the Fund and the Adviser, transfer agent, and other service providers and the vendors of each (collectively, the “Service Providers”) are exposed to the risk that their operations and data may be compromised as a result of internal and external cyber-failures, breaches or attacks (“Cyber Risk”). This could occur as a result of malicious or criminal cyber-attacks. Cyber-attacks include actions taken to: (i) steal or corrupt data maintained online or digitally, (ii) gain unauthorized access to or release confidential information, (iii) shut down the Fund or Service Provider website through denial-of-service attacks, or (iv) otherwise disrupt normal business operations. However, events arising from human error, faulty or inadequately implemented policies and procedures or other systems failures unrelated to any external cyber-threat may have effects similar to those caused by deliberate cyber-attacks.

Successful cyber-attacks or other cyber-failures or events affecting the Fund or its Service Providers may adversely impact the Fund or its shareholders or cause an investment in the Fund to lose value. For instance, such attacks, failures or other events may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, or cause reputational damage. Such attacks, failures or other events could also subject the Fund or its Service Providers to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. Insurance protection and contractual indemnification provisions may be insufficient to cover these losses. The Fund or its Service Providers may also incur significant costs to manage and control Cyber Risk. While the Fund and its Service Providers have established IT and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate Cyber Risk, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks may be highly sophisticated.

Cyber Risk is also present for issuers of securities or other instruments in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such issuers to lose value.

Defensive Measures. The Fund may invest up to 100% of its assets in cash, cash equivalents and short-term investments as a defensive measure in response to adverse market conditions, opportunistically at the discretion of the Adviser, or to manage the portfolio in connection with an Eligible Tender Offer or the termination of the Fund. During these periods, the Fund may not be pursuing its investment objective.

Investment and Market Risks. An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. The value of the Fund, like other market investments, may move up or down, sometimes rapidly and unpredictably. Overall stock market risks may also affect the NAV of the Fund. Factors beyond the control of the Fund such as domestic and foreign economic growth and market conditions, interest rate levels and political events affect the securities markets and, in turn, could adversely affect the Fund’s performance. The Common Shares at any point in time may be worth less than your original investment, even after taking into account any reinvestment of dividends and distributions.

Legislation and Regulatory Risks. At any time after the date of this Prospectus, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on the entities and/or securities in which the Fund invests. Legislation or regulation may also change the way in which the Fund is regulated. New or amended regulations may be imposed by the Commodity Futures Trading Commission (“CFTC”), the SEC, the Federal Reserve or other financial regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental authorities or self-regulatory organizations.

Leverage Risks. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. As a result, leverage may cause greater changes in the Fund’s NAV. The leverage costs may be greater than the Fund’s return on the underlying investments made from the proceeds of leverage. The Fund’s leveraging strategy may not be successful. See “Use of Leverage.”

Limited Term and Eligible Tender Offer Risk. The Fund is scheduled to terminate on or about the Termination Date (unless it is converted to a perpetual fund). The Fund is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Fund is not a “target term” fund whose investment objective is to return its original NAV on the termination date. The Fund’s investment objective and policies are not designed to seek to return to investors that purchase Common Shares in this offering their initial investment of $20.00 per Common Share on the Termination Date or in an Eligible Tender Offer, and such investors and investors that purchase Common Shares after the completion of this offering may receive more or less than their original investment upon termination or in an Eligible Tender Offer.

The Fund is not required to conduct an Eligible Tender Offer. If the Fund conducts an Eligible Tender Offer, there can be no assurance that the number of tendered Common Shares would not result in the Fund’s net assets totaling less than the Termination Threshold, in which case the Eligible Tender Offer will be terminated, no Common Shares will be repurchased pursuant to the Eligible Tender Offer and the Fund will terminate on or before the Termination Date (subject to possible extensions). Following the completion of an Eligible Tender Offer in which the number of tendered Common Shares would result in the Fund’s net assets equaling or totaling greater than the Termination Threshold, the Board of Directors may eliminate the limited term structure of the Fund upon the affirmative vote of a majority of the Board of Directors and without a vote of Common Shareholders. Thereafter, the Fund will have a perpetual existence. The Fund is not required to conduct additional tender offers following an Eligible Tender Offer and conversion to a perpetual structure. Therefore, remaining Common Shareholders may not have another opportunity to participate in a tender offer or exchange their Common Shares for the then-existing NAV per Common Share. Common Shares of closed-end management investment companies frequently trade at a discount from their NAV and as a result remaining Common Shareholders may only be able to sell their Common Shares at a discount to NAV. See “—Market Discount.” The Adviser may have a conflict of interest in recommending to the Board of Directors that the limited term structure be eliminated and the Fund have a perpetual existence.

In order to pay for Common Shares to be purchased in an Eligible Tender Offer or to liquidate the portfolio in connection with the Fund’s termination, the Fund will be required to sell its assets. As a result, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. The Fund may receive proceeds from the disposition of portfolio investments that are less than the valuations of such investments by the Fund and, in particular, losses from the disposition of illiquid securities may be significant. The disposition of portfolio investments by the Fund could also cause market prices of such instruments, and hence the NAV and market price of the Common Shares, to decline. In addition, disposition of portfolio investments will cause the Fund to incur increased brokerage and related transaction expenses.

Moreover, in conducting such portfolio transactions, the Fund may need to deviate from its investment policies and may not achieve its investment objective. The Fund’s portfolio composition may change as its portfolio holdings mature or are called or sold in anticipation of an Eligible Tender Offer or the Termination Date. During such period(s), it is possible that the Fund will hold a greater percentage of its total assets in shorter term and lower yielding securities and cash and cash equivalents than it would otherwise, which may impede the Fund’s ability to achieve its investment objective and adversely impact the Fund’s performance and distributions to Common Shareholders, which may in turn adversely impact the market value of the Common Shares. In addition, the Fund may be required to reduce its leverage, which could also adversely impact its performance. The additional cash or cash equivalents held by the Fund could be obtained through reducing the Fund’s distributions to Common Shareholders and/or holding cash in lieu of reinvesting, which could limit the ability of the Fund to participate in new investment opportunities. The Fund does not limit its investments to securities having a maturity date prior to or around the Termination Date, which may exacerbate the foregoing risks and considerations. A Common Shareholder may be subject to the foregoing risks over an extended period of time, particularly if the Fund conducts an Eligible Tender Offer and is also subsequently terminated by or around the Termination Date.

If the Fund’s tax basis for the investments sold is less than the sale proceeds, the Fund will recognize capital gains, which the Fund will be required to distribute to Common Shareholders. In addition, the Fund’s purchase of tendered Common Shares pursuant to a tender offer will have tax consequences for tendering Common Shareholders and may have tax consequences for non-tendering Common Shareholders. The purchase of Common Shares by the Fund pursuant to a tender offer will have the effect of increasing the proportionate interest in the Fund of non-tendering Common Shareholders. All Common Shareholders remaining after a tender offer will be subject to proportionately higher expenses due to the reduction in the Fund’s total assets resulting from payment for the tendered Common Shares. A reduction in net assets, and the corresponding increase in the Fund’s expense ratio, could result in lower returns and put the Fund at a disadvantage relative to its peers and potentially cause the Fund to trade at a wider discount to NAV than it otherwise would. Such reduction in the Fund’s total assets may also result in less investment flexibility, reduced diversification and greater volatility for the Fund, and may have an adverse effect on the Fund’s investment performance. Furthermore, the portfolio of the Fund following an Eligible Tender Offer could be significantly different and, therefore, Common Shareholders retaining an investment in the Fund could be subject to greater risk. For example, the Fund may be required to sell its more liquid, higher quality portfolio investments to purchase Common Shares that are tendered in an Eligible Tender Offer, which would leave a less liquid, lower quality portfolio for remaining shareholders. The prospects of an Eligible Tender Offer may attract arbitrageurs who would purchase the Common Shares prior to the tender offer for the sole purpose of tendering those shares which could have the effect of exacerbating the risks described herein for shareholders retaining an investment in the Fund following an Eligible Tender Offer.

In connection with its termination, the Fund may distribute the proceeds from the disposition of portfolio securities in one or more liquidating distributions prior to the final liquidation, which may cause fixed expenses to increase when expressed as a percentage of assets under management. Upon termination, it is anticipated that the Fund will have distributed substantially all of its net assets to Common Shareholders, although securities for which no market exists, securities trading at depressed prices, if any, and assets recovered following termination may be placed in a liquidating trust. Common Shareholders will bear the costs associated with establishing and maintaining a liquidating trust, if necessary. Securities placed in a liquidating trust may be held for an indefinite period of time until they can be sold or pay out all of their cash flows. The Fund cannot predict the amount, if any, of securities that will be required to be placed in a liquidating trust.

Management Risks. The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s judgment will produce the desired results. Similarly, the Fund’s investments in closed-end funds are subject to the judgment of such funds’ managers which may prove to be incorrect. In addition, the Adviser will have limited information as to the portfolio holdings of the closed-end funds at any given time. This may result in the Adviser having less ability to respond to changing market conditions. The Fund may allocate its assets so as to under-emphasize or over-emphasize its investments under the wrong market conditions, in which case the Fund’s NAV may be adversely affected. In addition, in targeting perceived pricing inefficiencies, the Adviser is subject to the risk that the pricing or valuation of the Fund’s investments or targeted investments may change unexpectedly, which may result in reduced returns or losses to the Fund.

The Fund depends on the diligence, skill and business contacts of the investment professionals of the Adviser to achieve the Fund’s investment objective. In particular, the Adviser is dependent upon the expertise of its portfolio management team to implement the Fund’s strategies. If the Adviser was to lose the services of one or more key individuals, including members of its portfolio management team, it may not be able to hire qualified replacements or may require an extended time to do so. This could prevent the Fund from achieving its investment objective and could have an adverse effect on an investment in the Fund.

Market Discount. Common shares of closed-end funds frequently trade at prices lower than NAV. This risk may be greater for investors selling their shares in a relatively short period of time after completion of the initial offering. In addition, common shares of closed-end funds may trade at prices lower than their initial offering price.

Market Disruption and Geopolitical Risks. The Fund may be adversely affected by uncertainties and events around the world, such as terrorism, political developments, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which they are invested. The Fund cannot predict the effects or likelihood of such events in the future on the U.S. and world economies, the value of the Common Shares or the NAV of the Fund. Assets of issuers, including those held in the Fund’s portfolio, could be direct targets, or indirect casualties, of an act of terrorism.

No Operating History. The Fund is a newly organized, diversified, closed-end management investment company with no operating history.

Not a Complete Investment Program. The Fund is intended for investors seeking total return consisting of capital appreciation and current income over the long-term and is not intended to be a short-term trading vehicle. An investment in the Common Shares of the Fund should not be considered a complete investment program. Each investor should take into account the Fund’s investment objective and other characteristics, as well as the investor’s other investments, when considering an investment in the Common Shares. An investment in the Fund may not be appropriate for all investors.

Portfolio Turnover Risk. The Fund’s annual portfolio turnover rate may vary greatly from year to year. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to holders of Common Shares, will be taxable as ordinary income. A high portfolio turnover may increase the Fund’s current and accumulated taxable earnings and profits, resulting in a greater portion of the Fund’s distributions being treated as a taxable dividend to the holders of the Common Shares. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. See “U.S. Federal Income Tax Matters.”

Potential Conflicts of Interest Risk. The Adviser and the portfolio managers of the Fund have interests which may conflict with the interests of the Fund. In particular, the Adviser manages and/or advises other investment funds or accounts with the same or similar investment objective(s) and strategies as the Fund. As a result, the Adviser and the Fund’s portfolio managers may devote unequal time and attention to the management of the Fund and those other funds and accounts, and may not be able to formulate as complete a strategy or identify equally attractive investment opportunities as might be the case if they were to devote substantially more attention to the management of the Fund. The Adviser and the Fund’s portfolio managers may identify a limited investment opportunity that may be suitable for multiple funds and accounts, and the opportunity may be allocated among these several funds and accounts, which may limit the Fund’s ability to take full advantage of the investment opportunity.

Additionally, transaction orders may be aggregated for multiple accounts for purpose of execution, which may cause the price or brokerage costs to be less favorable to the Fund than if similar transactions were not being executed concurrently for other accounts. Furthermore, it is theoretically possible that a portfolio manager could use the information obtained from managing a fund or account to the advantage of other funds or accounts under management, and also theoretically possible that actions could be taken (or not taken) to the detriment of the Fund. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the Fund holds, potentially resulting in a decrease in the market value of the security held by the Fund.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other clients of the Adviser invest in, or even conduct research relating to, different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other clients of the Adviser or result in the Adviser receiving material, non-public information, or the Adviser may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if the Adviser acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager or other investment personnel may be restricted from purchasing securities or selling certain securities for the Fund or other clients.

The portfolio managers also may engage in cross trades between funds and accounts, may select brokers or dealers to execute securities transactions based in part on brokerage and research services provided to the Adviser which may not benefit all funds and accounts equally and may receive different amounts of financial or other benefits for managing different funds and accounts. The Adviser and its affiliates may provide more services to some types of funds and accounts than others.

The Fund and the Adviser have adopted policies and procedures that address the foregoing potential conflicts of interest, including policies and procedures to address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all accounts of the Adviser are treated equitably. There is no guarantee that the policies and procedures adopted by the Adviser and the Fund will be able to identify or mitigate all conflicts of interest that arise between the Fund and any other investment funds or accounts that the Adviser may manage or advise from time to time. For further information on potential conflicts of interest, see “Management of the Fund—Conflicts of Interest” in the SAI.

In addition, while the Fund is using leverage, the amount of the fees paid to the Adviser for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on the Fund’s Managed Assets, which include assets purchased with leverage. Therefore, the Adviser has a financial incentive to leverage the Fund, which creates a conflict of interest between the Adviser and the Common Shareholders.

Secondary Market for the Common Shares. The issuance of Common Shares through the Plan may have an adverse effect on the secondary market for the Common Shares. The increase in the number of outstanding Common Shares resulting from the issuances pursuant to the Plan and the discount to the market price at which such Common Shares may be issued, may put downward pressure on the market price for the Common Shares. When the Common Shares are trading at a premium, the Fund may also issue Common Shares that may be sold through private transactions effected on the NYSE or through broker-dealers. The increase in the number of outstanding Common Shares resulting from these offerings may put downward pressure on the market price for Common Shares.

Investment-Related Risks

The following risks are associated with the investments the Fund may make and also may be associated (along with other risks) with the investments of the closed-end funds in which the Fund invests.

Closed-End Fund and BDC Investment-Related Risks:

Baby Bonds Risk. The primary risk associated with investments in baby bonds is that the issuer or insurer of a baby bond may default on principal and/or interest payments when due on the baby bond. Such a default would have the effect of lessening the income generated by the Fund and/or the value of the baby bonds. Baby bonds are also subject to typical credit ratings risks associated with other fixed-income instruments.

BDC Risks. Investments in closed-end funds that elect to be treated as BDCs may be subject to a high degree of risk and speculative investing. BDCs typically invest in and lend to small and medium-sized private and certain public companies that may not have access to public equity markets or capital raising. As a result, a BDC’s portfolio typically will include a substantial amount of securities purchased in private placements, and its portfolio may carry risks similar to those of a private equity or private debt fund. Securities that are not publicly registered may be difficult to value and may be difficult to sell at a price representative of their intrinsic value. Small and medium-sized companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on the value of their stock than is the case with a larger company. Some BDCs invest substantially, or even exclusively, in one sector or industry group and therefore carry risk of that particular sector or industry group. To the extent a BDC focuses its investments in a specific sector, the BDC will be susceptible to adverse conditions and economic or regulatory occurrences affecting the specific sector or industry group, which tends to increase volatility and result in higher risk.

Investments in BDCs are also subject to the risk that the management team will be unable to meet the BDC’s investment objective or manage the BDC’s portfolio when the underlying securities are redeemed or sold, particularly during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change. Common shares of BDCs are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a discount to their NAV.

BDCs may utilize leverage in their portfolios through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects the BDC to increased risks, including the likelihood of increased volatility and the possibility that the BDC’s common share income may fall if the interest rate on any borrowings rises.

Instability in the financial markets or deterioration in credit and financing conditions could have material and adverse consequences on the availability of debt and equity capital relied on by certain BDCs, and the companies in which they invest, to grow or could otherwise increase the costs of such capital and/or result in less favorable terms and conditions, thereby decreasing the investment income or otherwise damaging the business of such BDCs.

The Fund will indirectly bear its proportionate share of any management fees and other operating expenses incurred by the BDCs and of any performance-based or incentive fees payable by the BDCs, in addition to the expenses paid by the Fund. BDCs generally charge a management fee of up to 2.0% and up to a 20% incentive fee on income and/or capital gains.

Closed-End Fund Pricing Risk. The Fund may invest in shares of closed-end funds that are trading at a discount to NAV or at a premium to NAV. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the NAV of the Fund’s Common Shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

The market price of closed-end fund common shares may be affected by factors such as NAV, dividend or distribution levels and their stability (which will in turn be affected by levels of dividend and interest payments by the closed-end fund’s portfolio holdings, the timing and success of the closed-end fund’s investment strategies, regulations affecting the timing and character of fund distributions, fund expenses and other factors), supply of and demand for the shares, trading volume of the shares, general market, interest rate and economic conditions and other factors beyond the control of the closed-end fund.

Risks Associated with Closed-End Fund Common Shares. As the Fund may invest up to % of its Managed Assets in common shares of closed-end funds (including BDCs), the Fund’s performance will depend to a greater extent on the overall performance of investment companies generally, in addition to the performance of the specific closed-end funds (and other assets) in which the Fund invests. Such closed-end funds are not subject to the Fund’s investment policies and restrictions and may invest their assets in securities and other instruments, and may use investment techniques and strategies, that are not described in this Prospectus. Accordingly, such closed-end funds may subject the Fund to risks beyond those summarized herein. Moreover, the closed-end funds in which the Fund invests also will be subject to many of the “Structural Risks” associated with an investment in the Fund’s Common Shares (as summarized above), including Leverage Risk. As with an investment in the Fund’s Common Shares, an investment by the Fund in other closed-end funds involves the risk that the Fund may receive little or no return on its investment or even that it may lose part or all of its investment.

The Fund cannot dictate how the closed-end funds in which it invests manage their assets, and the Fund generally will not know the current, specific holdings of such closed-end funds or whether such funds are in compliance with their investment policies and strategies. As such, there is risk that the Fund may be exposed to investments and strategies the Adviser did not intend to pursue, which in turn could result in greater losses to the Fund.

Although the Fund will not concentrate its investments in a particular industry or group of industries, its overall exposure to a single industry may be greater after factoring in the investments of the closed-end funds in which it invests. In such case, the Fund may be more susceptible to adverse economic, political or regulatory occurrences and other factors affecting that particular industry.

Common Shareholders will indirectly bear the fees and expenses of the closed-end funds in which the Fund invests, in addition to the direct fees and expenses associated with an investment in the Common Shares. See “Summary of Fund Expenses” for further discussion of such “acquired fund fees and expenses.”

The Fund’s investment in a closed-end fund may result in the Fund’s receipt of cash in excess of the closed-end fund’s earnings; if the Fund distributes these amounts, the distributions could constitute a return of capital to Fund shareholders for federal income tax purposes but may be characterized as a dividend if the Fund has earnings from other sources. As a result of these factors, the use of the fund of funds structure by the Fund could therefore affect the amount, timing and character of distributions to shareholders.

Risks Associated with Closed-End Fund and BDC Preferred Shares. Preferred stock represents the senior residual interest in the assets of an issuer (such as a closed-end fund or BDC) after meeting all claims, with priority to corporate income and liquidation payments over the issuer’s common stock. As such, preferred stock is inherently riskier than the bonds and other debt instruments of the issuer, but less riskier than its common stock. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip (in the case of “non-cumulative” preferred stocks) or defer (in the case of “cumulative” preferred stocks) dividend payments. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. If the Fund owns preferred stock that is deferring its distributions, the Fund may be required to report income for U.S. federal income tax purposes while it is not receiving cash payments corresponding to such income. Preferred stocks often contain provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. When interest rates fall below the rate payable on an issue of preferred stock or for other reasons, the issuer may redeem the preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Preferred stocks may be significantly less liquid than many other securities, such as U.S. Government securities, corporate debt and common stock.

SPAC Investment-Related Risks:

Anti-takeover Provisions. Provisions in a SPAC’s organizational documents and the law of the jurisdiction in which the SPAC was organized may inhibit a takeover of the SPAC, which could limit the price investors might be willing to pay in the future for the SPAC’s common stock or discourage unsolicited takeover proposals that stockholders may consider to be in their best interests, as well as make it more difficult to remove management.

Illiquidity Risk. Investments in SPACs may be illiquid and/or be subject to restrictions on resale. In addition, if a SPAC seeks stockholder approval of its initial business combination and it does not conduct redemptions pursuant to the tender offer rules, the SPAC’s organizational documents may provide that a public stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act), will be restricted from seeking redemption with respect to more than a certain aggregate amount of the shares sold (the “Excess Shares”) in the SPAC’s initial public offering (typically 15-20%) without prior consent. As a result, the Fund would be forced to continue to hold such Excess Shares and could only dispose of them in open market transactions, potentially at a loss.

A securities exchange may delist a SPAC’s securities, which could also limit the ability of investors to make transactions in such securities and subject it to additional trading restrictions.

Limited Access to Trust Account. The Fund will not have any rights or interests in funds from a SPAC’s trust account, except under certain limited circumstances. To liquidate its investment, therefore, the Fund may be forced to sell its public shares or warrants, potentially at a loss.

Limited Investment Opportunities Risk. The Fund may have a limited pool of issuers from which to select its SPAC investments and the limited number of SPACs with publicly traded securities in existence at any given time also may limit the Fund’s ability to diversify its SPAC investments. Furthermore, when the Fund sells or redeems its SPAC securities, there can be no assurance that there will be additional SPAC securities in which to invest.

Litigation Risk. If third parties bring claims against a SPAC, the proceeds held in the SPAC’s trust account could be reduced and the per share redemption amount received by stockholders may be less than the initial public offering price per share.

Management Team Risk. Past performance by a SPAC’s management team, if any, may not be indicative of future performance of an investment in a SPAC.

New Company Risk. A SPAC, sometimes referred to as a blank-check company, is a newly-formed company with no operating history and no revenues, and there is no basis on which to evaluate its ability to achieve its business objective. SPACs have no ongoing business other than to seek a potential business combination. As a result, SPACs are often highly risky and speculative investments.

Redemption Rights Risk. The ability of a SPAC’s public stockholders to exercise redemption rights with respect to a large number of a SPAC’s shares may not allow the SPAC to complete the most desirable business combination or optimize its capital structure and could increase the probability that its initial business combination will be unsuccessful and, therefore, the Fund would have to wait for liquidation in order to redeem its stock or sell its stock in the open market, in either case potentially at a loss and later than the Fund might have otherwise anticipated being able to access its pro rata share of the funds in the trust account.

Risk of Failure to Complete a Business Combination. Unless and until a business combination is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. Government securities, money market fund securities and cash. Accordingly, the value of a SPAC’s securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable business combination and, until such time and while the Fund’s SPACs are invested in cash or similar securities, the Fund may be impaired in its ability to meet its investment objective.

A SPAC may not be able to complete its initial business combination before its acquisition deadline (or may otherwise be adversely impacted) due to a variety of reasons, including (i) insufficient resources or an inability to obtain additional financing to complete the business combination or fund the operations and growth of a target business, (ii) significant competition for business combination opportunities, (iii) general market conditions, including volatility in the capital and debt markets, and (iv) changes in laws or regulations, or a failure to comply with existing laws and regulations. In such case, the SPAC would generally cease all operations except for the purpose of winding up and it would redeem its public shares and liquidate, in which case the Fund may receive only approximately the initial public offering price per share (typically $10), or less than such amount in certain circumstances, and the SPAC’s warrants would expire worthless.

Moreover, the requirement that a SPAC complete its initial business combination before its applicable acquisition deadline may give potential target businesses leverage over the SPAC in negotiating a business combination and may limit the time such SPAC has in which to conduct due diligence on potential business combination targets, in particular as it approaches its acquisition deadline, which could undermine its ability to complete its initial business combination on terms that would produce value for its stockholders.

Risk of Insufficient Funding and Resources. If the net proceeds of a SPAC’s securities offerings not being held in the SPAC’s trust account are insufficient, it could limit the amount available to fund its search for a target business or businesses and complete its initial business combination, and the SPAC may issue notes or other debt securities, or otherwise incur substantial debt, to fund its search, to pay its taxes and to complete its initial business combination, which may adversely affect the SPAC’s leverage and financial condition and, therefore, the Fund’s investment in the SPAC.

A SPAC also may issue additional shares of its common stock or preferred stock to complete its initial business combination or under an employee incentive plan after completion of its initial business combination. Any such issuances would dilute the interest of the Fund.

A SPAC’s resources could be wasted in researching acquisitions that are not completed, which could materially adversely affect a SPAC’s subsequent attempts to locate and acquire or merge with another business.

Target Business Risk. A SPAC may seek acquisition opportunities with an early stage company, a financially unstable business, an entity lacking an established record of revenue or earnings or a private company about which little information is available, which may result in a business combination with a company that is not as profitable (if at all) as anticipated. The Fund’s only opportunity to affect the investment decision regarding a SPAC’s potential business combination will be limited to the exercise of the Fund’s right to redeem its shares from the SPAC for cash, unless a SPAC seeks stockholder approval of such business combination. Moreover, because many SPACs are neither limited to evaluating target businesses in a particular industry nor have identified any specific target businesses with which to pursue their initial business combination, the Fund may be unable to ascertain the merits or risks of any particular target business’s operations, cash flows, liquidity, financial condition or prospects. On the other hand, certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their prices.

A SPAC may only be able to complete one business combination with the proceeds of its securities offerings. This lack of diversification may negatively impact a SPAC’s operations and profitability, as the SPAC would be solely dependent upon the performance of a single business, industry, property or asset or upon the development or market acceptance of a single or limited number of products, processes or services. Alternatively, a SPAC may attempt to simultaneously complete business combinations with multiple prospective targets, which may hinder its ability to successfully complete its initial business combination and give rise to increased costs and risks that could negatively impact its operations and profitability.

Since a SPAC’s initial sponsor stockholders will typically lose their entire investment in the SPAC if its initial business combination is not completed (other than with respect to public shares they may acquire), a conflict of interest may arise in determining whether a particular business combination target is appropriate for the SPAC’s initial business combination.

Valuation Risk. The determination of the offering price of a SPAC’s units and the size of its initial public offering is more arbitrary than the pricing of securities and size of an offering of an operating company in a particular industry. There may be less assurance that the offering price of a SPAC’s units properly reflects the value of such units than an investor would have in a typical offering of an operating company.

Voting Risk. A SPAC’s initial stockholders may hold a substantial interest in the SPAC. As a result, they may exert a substantial influence on actions requiring a stockholder vote, potentially in a manner that the Fund does not support. Even absent a controlling influence, the Fund may not be afforded an opportunity to vote on a SPAC’s proposed initial business combination, which means the SPAC may complete its initial business combination even though a majority of its public stockholders do not support such a combination. Although certain SPAC’s have identified general criteria and guidelines by which they may evaluate prospective target businesses, a SPAC may enter into an initial business combination with a target that does not meet such criteria and guidelines, and as a result, the target business with which it enters into its initial business combination may not have attributes entirely consistent with its general criteria and guidelines.

Warrants and Rights Risk. A SPAC may amend the terms of its warrants with the approval by the holders of the then outstanding public warrants in a manner that may be adverse to certain holders of public warrants. As a result, the exercise price of the Fund’s warrants could be increased, the warrants could be converted into cash or stock, the exercise period could be shortened and the number of shares of a SPAC’s common stock purchasable upon exercise of a warrant could be decreased, all without the Fund’s approval.

Specialty Finance Investment-Related Risks:

REIT Risk. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An Equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A Mortgage REIT may be affected by the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not necessarily diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs also are subject to the possibilities of failing to qualify for tax free pass-through of income under the Internal Revenue Code, and failing to maintain their exemption from registration under the 1940 Act. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry. By investing in REITs, the Fund will indirectly bear its proportionate share of the expenses of the REITs. The expenses at the REIT level are not included in the Fund’s expense table as acquired fund fees and expenses.

REITs (especially Mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations may be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans, the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to potentially fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Specialty Finance Companies Risk. The profitability of specialty finance companies is largely dependent upon the availability and cost of capital funds, and may fluctuate significantly in response to changes in interest rates, as well as changes in general economic conditions. Any impediments to a specialty finance company’s access to capital markets, such as those caused by general economic conditions or a negative perception in the capital markets of the company’s financial condition or prospects, could adversely affect such company’s business. From time to time, severe competition may also affect the profitability of specialty finance companies.

Specialty finance companies are subject to rapid business changes, significant competition, value fluctuations due to the investment of loans in particular industries significantly affected by economic conditions (such as real estate or energy) and volatile performance based upon the availability and cost of capital and prevailing interest rates. In addition, credit and other losses resulting from the financial difficulties of borrowers or other third parties potentially may have an adverse effect on companies in these industries.

During the financial crisis of 2008, negative developments initially relating to the subprime mortgage market and subsequently spreading to other parts of the economy adversely affected credit and capital markets worldwide and reduced the willingness of lenders to extend credit, thus making borrowing more difficult. In addition, the liquidity of certain debt instruments was reduced or eliminated due to the lack of available market makers. These and other negative economic events in the credit markets also led some financial firms to declare bankruptcy, forced short notice sales to competing firms or required government intervention. While the overall financing environment has improved since 2008, further credit losses or mergers, acquisitions, or bankruptcies of financial firms could make it difficult for specialty finance companies to obtain financing on favorable terms or at all, which would seriously affect the profitability of such firms. Furthermore, accounting rule changes, including with respect to the standards regarding the valuation of assets, consolidation in the financial industry and additional volatility in the stock market have the potential to significantly impact specialty finance companies as well.

Specialty finance companies in general are subject to extensive governmental regulation, which may change frequently. For example, such companies may be subject to laws and regulations that limit the way financial firms and their holding companies are able to pay dividends, purchase their own common stock and compensate officers. Regulatory changes could cause business disruptions or result in significant loss of revenue to companies in which the Fund invests, and there can be no assurance as to the actual impact that these laws and their regulations will have on the financial markets and the Fund’s investments in specialty finance companies. Specialty finance companies may be subject to greater governmental regulation than many other industries, and changes in governmental policies and the need for regulatory approval may have a material effect on the services offered by such companies. Governmental regulation may limit both the financial commitments banks can make, including the amounts and types of loans, and the interest rates and fees they can charge.

Marketplace Loan Investment-Related Risks:

Asset-Backed Securities Risk. Asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. For instance, asset-backed securities may be particularly sensitive to changes in prevailing interest rates. In addition, the underlying assets are subject to prepayments that shorten the securities’ weighted average maturity and may lower their return. Asset-backed securities are also subject to risks associated with their structure and the nature of the assets underlying the security and the servicing of those assets. Payment of interest and repayment of principal on asset-backed securities is largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. In addition, due to their often complicated structures, various asset-backed securities may be difficult to value and may constitute illiquid investments.

An investment in subordinated (residual) classes of asset-backed securities is typically considered to be an illiquid and highly speculative investment, as losses on the underlying assets are first absorbed by the subordinated classes. The risks associated with an investment in such subordinated classes of asset-backed securities include credit risk, regulatory risk pertaining to the Fund’s ability to collect on such securities, platform performance risk and liquidity risk.

Competition for Assets Risk. The current marketplace lending market in which the Fund will participate is competitive and rapidly changing. The Fund may face increasing competition for access to platforms and Marketplace Lending Instruments as the marketplace lending industry continues to evolve. The Fund may face competition from other institutional lenders such as pooled investment vehicles and commercial banks that are substantially larger and have considerably greater financial and other resources than the Fund. These potential competitors may have higher risk tolerances or different risk assessments than the Fund, which could allow them to consider a wider variety of investments and establish more relationships with platforms than the Adviser. A platform with which the Fund has entered into an arrangement to purchase Marketplace Lending Instruments may have similar arrangements with other parties, thereby reducing the potential investments of the Fund through such platform. There can be no assurance that the competitive pressures the Fund may face will not erode the Fund’s ability to deploy capital. If the Fund is limited in its ability to invest in Marketplace Lending Instruments, it may be forced to invest in other assets that may result in lower returns than otherwise may be available through investments in Marketplace Lending Instruments. If the Fund’s access to platforms is limited, it would also be subject to increased concentration and counterparty risk.

The consumer and commercial lending business is highly competitive and Marketplace Loan platforms compete with other Marketplace Loan platforms as well as larger banking, securities and investment banking firms that have substantially greater financial resources. There can be no guarantee that the rapid origination growth experienced by certain platforms in recent periods will continue. Without a sufficient number of new qualified loan requests, there can be no assurances that the Fund will be able to compete effectively for Marketplace Loans and other Marketplace Lending Instruments with other market participants. General economic factors and market conditions, including the general interest rate environment, unemployment rates and residential home values, may affect borrower willingness to seek Marketplace Loans and investor ability and desire to invest in Marketplace Loans and other Marketplace Lending Instruments.

Credit and Below Investment Grade Securities Risks. Credit risk is the risk that an issuer (or borrower) of a security or other instrument may be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of the instrument may decline because of concerns about the issuer’s (or borrower’s) ability or willingness to make such payments. Credit risk may be heightened for the Fund because it may invest in below investment grade securities, as well as Marketplace Lending Instruments that may be of credit quality comparable to securities rated below investment grade by a NRSRO (notwithstanding the Fund’s fundamental policy prohibiting investments in Marketplace Loans of subprime quality, as determined at the time of origination). Such below investment grade securities (or comparable instruments) are commonly referred to as “junk” or “high yield” securities. Such securities or Marketplace Lending Instruments of comparable credit quality, while generally offering the potential for higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of dividend or interest deferral, default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer’s (or borrower’s) capacity to pay dividends or interest and repay principal. In addition, these securities and Marketplace Lending Instruments of comparable credit quality are generally susceptible to decline in market value due to adverse economic and business developments and are often unsecured and subordinated to other creditors of the issuer. The market values for below investment grade securities or Marketplace Lending Instruments of comparable credit quality tend to be very volatile, and these instruments are generally less liquid than investment grade securities.

Credit and Interest Rate Analysis Risk. The Adviser is reliant in part on the borrower credit information provided to it or assigned by the platforms when selecting Marketplace Lending Instruments for investment. To the extent a credit rating is assigned to each borrower by a platform, such rating may not accurately reflect the borrower’s actual creditworthiness. A platform may be unable, or may not seek, to verify all of the borrower information obtained by it, which it may use to determine such borrower’s credit rating. Borrower information on which platforms and lenders may rely may be outdated. For example, following the date a borrower has provided its information to the platform, it may have defaulted on a pre-existing debt obligation, taken on additional debt or sustained an adverse financial or life event. In addition, certain information that the Adviser would otherwise seek may not be available, such as financial statements and other financial information. Furthermore, the Adviser may be unable to perform any independent follow-up verification with respect to a borrower to the extent the borrower’s name, address and other contact information is required to remain confidential. There is risk that a borrower may have supplied false or inaccurate information. If a borrower supplied false, misleading or inaccurate information, repayments on the corresponding Marketplace Loan may be lower, in some cases significantly lower, than expected.

Although the Adviser conducts diligence on the credit scoring methodologies used by platforms from which the Fund purchases Marketplace Lending Instruments, the Fund typically will not have access to all of the data that platforms utilize to assign credit scores to particular loans purchased directly or indirectly by the Fund, and will not confirm the truthfulness of such information or otherwise evaluate the basis for the platform’s credit score of those loans. In addition, the platforms’ credit decisions and scoring models are based on algorithms that could potentially contain programming or other errors or prove to be ineffective or otherwise flawed. This could adversely affect loan pricing data and approval processes and could cause loans to be mispriced or misclassified, which could ultimately have a negative impact on the Fund’s performance.

The interest rates on Marketplace Loans established by the platforms may have not been appropriately set. A failure to set appropriate rates on the Marketplace Loans may adversely impact the ability of the Fund to receive returns on its Marketplace Lending Instruments that are commensurate with the risks associated with directly or indirectly owning such instruments.

In addition, certain other information used by the platforms and the Adviser in making loan and investment decisions may be deficient and/or incorrect, which increases the risk of loss on the loan.

Credit Risk. Certain of the Marketplace Loans in which the Fund may invest may represent obligations of consumers who would not otherwise qualify for, or would have difficulty qualifying for, credit from traditional sources of lending, or SMEs that are unable to effectively access public equity or debt markets, as a result of, among other things, limited assets, adverse income characteristics, limited credit or operating history or an impaired credit record, which may include, for example in the case of consumers, a history of irregular employment, previous bankruptcy filings, repossessions of property, charged off loans and/or garnishment of wages. The average interest rate charged to, or required of, such obligors generally is higher than that charged by commercial banks and other institutions providing traditional sources of credit or that set by the debt market. These traditional sources of credit typically impose more stringent credit requirements than the loans provided by certain platforms through which the Fund may make its investments. As a result of the credit profile of the borrowers and the interest rates on Marketplace Loans, the delinquency and default experience on the Marketplace Lending Instruments may be significantly higher than those experienced by financial products arising from traditional sources of lending. Shareholders are urged to consider the highly risky nature of the credit quality of Marketplace Loans when analyzing an investment in the Common Shares.

Default Risk. The ability of the Fund to generate income through its Marketplace Lending Instruments is dependent upon payments being made by the borrower underlying such Marketplace Lending Instruments. If a borrower is unable to make its payments on a Marketplace Loan, the Fund may be greatly limited in its ability to recover any outstanding principal and interest under such loan. The Fund may need to rely on the collection efforts of the platforms and third-party collection agencies, which also may be limited in their ability to collect on defaulted loans. The Fund may not have direct recourse against borrowers, may not be able to obtain the identity of the borrowers in order to contact a borrower about a loan and may not be able to pursue borrowers to collect payment under loans.

After a limited period of time following the final maturity date of a Pass-Through Note (typically, a year), platforms may not have any obligation to make late payments to the lenders even if the borrower has submitted such a payment to the platform. In such case, the platform is entitled to such payments submitted by the borrower and the lender will have no right to such payments. In addition, platforms will retain from the funds received from borrowers and otherwise available for payment to lenders any insufficient payment fees and the amounts of any attorneys’ fees or collection fees it, a third-party service provider or collection agency may impose in connection with any collection efforts. To the extent a Marketplace Loan is secured, there can be no assurance as to the amount of any funds that may be realized from recovering and liquidating any collateral or the timing of such recovery and liquidation and hence there is no assurance that sufficient funds (or, possibly, any funds) will be available to offset any payment defaults that occur under the Marketplace Loan.

Marketplace Loans are credit obligations of the borrowers and the terms of certain loans may not restrict the borrowers from incurring additional debt. If a borrower incurs additional debt after obtaining a loan through a platform, the additional debt may adversely affect the borrower’s creditworthiness generally, and could result in the financial distress, insolvency or bankruptcy of the borrower. This circumstance would ultimately impair the ability of that borrower to make payments on its Marketplace Loan and the Fund’s ability to receive the principal and interest payments that it expects to receive on such loan. To the extent borrowers incur other indebtedness that is secured, such as a mortgage, the ability of the secured creditors to exercise remedies against the assets of that borrower may impair the borrower’s ability to repay its Marketplace Loan or it may impair the platform’s ability to collect on the Marketplace Loan upon default. To the extent that a Marketplace Loan is unsecured, borrowers may choose to repay obligations under other indebtedness (such as loans obtained from traditional lending sources) before repaying a loan facilitated through a platform because the borrowers have no collateral at risk. The Fund will not be made aware of any additional debt incurred by a borrower, or whether such debt is secured.

Fraud Risk. The Fund is subject to the risk of fraudulent activity associated with the various parties involved in marketplace lending, including the platforms, banks, borrowers and third parties handling borrower and investor information. A platform’s resources, technologies and fraud prevention tools may be insufficient to accurately detect and prevent fraud. Platforms generally are obligated to repurchase Marketplace Loans in cases of confirmed identity theft. High profile fraudulent activity or significant increases in fraudulent activity could lead to regulatory intervention, negatively impact operating results, brand and reputation and lead the defrauded platform to take steps to reduce fraud risk, which could increase costs.

Funding Bank Risk. Multiple banks may originate loans for marketplace lending platforms. If such a bank were to suspend, limit or cease its operations or a platform’s relationship with a bank were to otherwise terminate, such platform would need to implement a substantially similar arrangement with another funding bank, obtain additional state licenses or curtail its operations. Transitioning loan originations to a new funding bank is untested and may result in delays in the issuance of loans or may result in a platform’s inability to facilitate loans. If a platform is unable to enter in an alternative arrangement with a different funding bank, the platform may need to obtain a state license in each state in which it operates in order to enable it to originate loans, as well as comply with other state and federal laws, which would be costly and time-consuming. If a platform is unsuccessful in maintaining its relationships with the funding banks, its ability to provide loan products could be materially impaired and its operating results would suffer. The Fund is dependent on the continued success of the platforms that originate the Fund’s Marketplace Loans. If such platforms were unable or impaired in their ability to operate their lending business, the Adviser may be required to seek alternative sources of investments (e.g., loans originated by other platforms), which could adversely affect the Fund’s performance and/or prevent the Fund from pursuing its investment objective and strategies.

Geographic Concentration Risk. The Fund is not subject to any geographic restrictions when investing in Marketplace Loans and therefore could be concentrated in a particular state or region. A geographic concentration of the Marketplace Loans may expose the Fund to an increased risk of loss due to risks associated with certain regions. Certain regions of the United States from time to time will experience weaker economic conditions and, consequently, will likely experience higher rates of delinquency and loss than on similar loans nationally. In addition, natural disasters in specific geographic regions may result in higher rates of delinquency and loss in those areas. In the event that a significant portion of the pool of Marketplace Loans is comprised of Marketplace Loans owed by borrowers resident or operating in certain states, economic conditions, localized weather events, environmental disasters, natural disasters or other factors affecting these states in particular could adversely impact the delinquency and default experience of the Marketplace Loans and could impact Fund performance. Further, the concentration of the Marketplace Loans in one or more states would have a disproportionate effect on the Fund if governmental authorities in any of those states took action against the platforms lending in such states.

Information Technology Risk. Marketplace Loans are originated and documented in electronic form and there are generally no tangible written documents evidencing such loans or any payments owed thereon. Because the Fund relies on electronic systems maintained by the custodian and the platforms to maintain records and evidence ownership of Marketplace Loans and to service and administer Marketplace Loans (as applicable) it is susceptible to risks associated with such electronic systems. These risks include, among others: power loss, computer systems failures and Internet, telecommunications or data network failures; operator negligence or improper operation by, or supervision of, employees; physical and electronic loss of data or security breaches, misappropriation and similar events; computer viruses; cyber attacks, intentional acts of vandalism and similar events; and hurricanes, fires, floods and other natural disasters.

In addition, platforms rely on software that is highly technical and complex and depend on the ability of such software to store, retrieve, process and manage immense amounts of data. Such software may contain errors or bugs. Some errors may only be discovered after the code has been released for external or internal use. Errors or other design defects within the software on which a platform relies may result in a negative experience for borrowers who use the platform, delay introductions of new features or enhancements, result in errors or compromise the platform’s ability to protect borrower or investor data or its own intellectual property. Any errors, bugs or defects discovered in the software on which a platform relies could negatively impact operations of the platform and the ability of the platform to perform its obligations with respect to the Marketplace Loans originated by the platform.

The electronic systems on which platforms rely may be subject to cyber attacks that could result, among other things, in data breaches and the release of confidential information and thus expose the platform to significant liability. A security breach could also irreparably damage a platform’s reputation and thus its ability to continue to operate its business.

The Adviser is also reliant on information technology to facilitate the Marketplace Loan acquisition process. Any failure of such technology could have a material adverse effect on the ability of the Adviser to acquire Marketplace Loans and therefore may impact the performance of the Fund. Any delays in receiving the data provided by such technology could also impact, among other things, the valuation of the portfolio of Marketplace Loans.

Illiquidity Risk. Marketplace Loans generally have a maturity between six months to five years. Investors acquiring Marketplace Loans and other Marketplace Lending Instruments directly through platforms and hoping to recoup their entire principal must generally hold their loans through maturity. Marketplace Loans and other Marketplace Lending Instruments may not be registered under the Securities Act, and are not listed on any securities exchange. Accordingly, those Marketplace Lending Instruments may not be transferred unless they are first registered under the Securities Act and all applicable state or foreign securities laws or the transfer qualifies for exemption from such registration. A reliable secondary market has yet to develop, nor may one ever develop, for Marketplace Loans and such other Marketplace Lending Instruments and, as such, these investments should be considered illiquid. Until an active secondary market develops, the Fund intends to primarily hold its Marketplace Loans until maturity. The Fund may not be able to sell any of its Marketplace Lending Instruments even under circumstances when the Adviser believes it would be in the best interests of the Fund to sell such investments. In such circumstances, the overall returns to the Fund from its Marketplace Lending Instruments may be adversely affected. Moreover, certain Marketplace Lending Instruments are subject to certain additional significant restrictions on transferability. Although the Fund may attempt to increase its liquidity by borrowing from a bank or other institution, its assets may not readily be accepted as collateral for such borrowing.

Limited Operating History of Platforms Risk. Many of the platforms, and marketplace lending in general, are in the early stages of development and have a limited operating history. As a result, there is a lack of significant historical data regarding the performance of Marketplace Loans and the long-term outlook of the industry is uncertain. In addition, because Marketplace Loans are originated using a lending method on a platform that has a limited operating history, borrowers may not view or treat their obligations on such loans as having the same significance as loans from traditional lending sources, such as bank loans.

Marketplace Loans and Pass-Through Notes Risk. Marketplace Lending Instruments are generally not rated and constitute a highly risky and speculative investment, similar to an investment in “junk” bonds. There can be no assurance that payments due on underlying Marketplace Loans will be made.

A substantial portion of the Marketplace Loans in which the Fund may invest will not be secured by any collateral, will not be guaranteed or insured by a third party and will not be backed by any governmental authority. Accordingly, the platforms and any third-party collection agencies will be limited in their ability to collect on defaulted Marketplace Loans. With respect to Marketplace Loans secured by collateral, there can be no assurance that the liquidation of any such collateral would satisfy a borrower’s obligation in the event of a default under its Marketplace Loan.

Furthermore, Marketplace Loans may not contain any cross-default or similar provisions. A cross-default provision makes a default under certain debt of a borrower an automatic default on other debt of that borrower. The effect of this can be to allow other creditors to move more quickly to claim any assets of the borrower. To the extent a Marketplace Loan does not contain a cross-default provision, the loan will not be placed automatically in default upon that borrower’s default on any of the borrower’s other debt obligations, unless there are relevant independent grounds for a default on the loan. In addition, the Marketplace Loan will not be referred to a third-party collection agency for collection because of a borrower’s default on debt obligations other than the Marketplace Loan. If a borrower first defaults on debt obligations other than the Marketplace Loan, the creditors to such other debt obligations may seize the borrower’s assets or pursue other legal action against the borrower, which may adversely impact the ability to recoup any principal and interest payments on the Marketplace Loan if the borrower subsequently defaults on the loan. In addition, an operator of a platform is generally not required to repurchase Marketplace Loans from a lender except under very narrow circumstances, such as in cases of verifiable identity fraud by the borrower or as may otherwise be negotiated by the Fund when purchasing whole loans.

Borrowers may seek protection under federal bankruptcy law or similar laws. If a borrower files for bankruptcy (or becomes the subject of an involuntary petition), a stay will go into effect that will automatically put any pending collection actions on hold and prevent further collection action absent bankruptcy court approval. Whether any payment will ultimately be made or received on a Marketplace Loan after bankruptcy status is declared depends on the borrower’s particular financial situation and the determination of the court. It is possible that the borrower’s liability on the Marketplace Loan will be discharged in bankruptcy. In most cases involving the bankruptcy of a borrower with an unsecured Marketplace Loan, unsecured creditors will receive only a fraction of any amount outstanding on their loan, if anything at all.

As Pass-Through Notes generally are pass-through obligations of the operators of the lending platforms, and are not direct obligations of the borrowers under the underlying Marketplace Loans originated by such platforms, holders of certain Pass-Through Notes are exposed to the credit risk of the operator. An operator that becomes subject to bankruptcy proceedings may be unable to make full and timely payments on its Pass-Through Notes even if the borrowers of the underlying Marketplace Loans timely make all payments due from them. Although some operators have chosen to address operator insolvency risk by organizing special purpose subsidiaries to issue the Pass-Through Notes, there can no assurance that any such subsidiary would not be consolidated into the operator’s bankruptcy estate should the operator become subject to bankruptcy proceedings. In such event, the holders of the Pass-Through Notes would remain subject to all of the risks associated with an operator insolvency. In addition, Pass-Through Notes are non-recourse obligations (except to the extent that the operator actually receives payments from the borrower on the loan). Accordingly, lenders assume all of the borrower credit risk on the loans they fund and are not entitled to recover any deficiency of principal or interest from the operator if the borrower defaults on its payments.

There may be a delay between the time the Fund commits to purchase a Pass-Through Note and the issuance of such note and, during such delay, the funds committed to such an investment will not be available for investment in other Marketplace Lending Instruments. Because the funds committed to an investment in Pass-Through Notes do not earn interest until the issuance of the note, the delay in issuance will have the effect of reducing the effective rate of return on the investment.

Platform Concentration Risk. A substantial portion of the Fund’s Marketplace Loan investments are expected to originate from a limited number of platforms and, from time to time, the Fund may invest 25% or more of its Marketplace Loan investments in loans originated from each or any of LendingClub Corporation, Prosper Funding LLC and SoFi Lending Corp. The Fund may, in the future, invest 25% or more of its Marketplace Loan investments in loans originated from another or other platform(s).

A concentration in select platforms may subject the Fund to increased dependency and risks associated with those platforms than it would otherwise be subject to if it were more broadly diversified across a greater number of platforms. The Fund may be more susceptible to adverse events affecting such platforms, particularly if such platforms were unable to sustain their current lending models. In addition, many platforms and/or their affiliated entities have incurred operating losses since their inception and may continue to incur net losses in the future. The Fund’s concentration in certain platforms may also expose it to increased risk of default and loss on the Marketplace Loans in which it invests through such platforms if such platforms have, among other characteristics, lower borrower credit criteria or other minimum eligibility requirements, or have deficient procedures for conducting credit and interest rate analyses as part of their loan origination processes, relative to other platforms.

An investor may become dissatisfied with a platform’s marketplace if a loan underlying its investment is not repaid and it does not receive full payment. As a result, such platform’s reputation may suffer and the platform may lose investor confidence, which could adversely affect investor participation on the platform’s marketplace.

Platform Reliance Risk. The Fund is dependent on the continued success of the platforms that originate the Fund’s Marketplace Lending Instruments and the Fund materially depends on such platforms for loan data and the origination, sourcing and servicing of Marketplace Loans. If such platforms were unable or impaired in their ability to operate their lending business, the Adviser may be required to seek alternative sources of investments (e.g., Marketplace Loans originated by other platforms), which could adversely affect the Fund’s performance and/or prevent the Fund from pursuing its investment objective and strategies. In order to sustain its business, platforms and their affiliated entities may be dependent in large part on their ability to raise additional capital to fund their operations. If a platform and its affiliated entities are unable to raise additional funding, they may be unable to continue their operations.

The Fund may have limited knowledge about the underlying Marketplace Loans in which it invests and will be dependent upon the platform originating such loans for information on the loans. Some investors of Marketplace Lending Instruments, including the Fund, may not review the particular characteristics of the loans in which they invest at the time of investment, but rather negotiate in advance with platforms the general criteria of the investments. As a result, the Fund is dependent on the platforms’ ability to collect, verify and provide information to the Fund about each Marketplace Loan and borrower.

In addition, when the Fund owns fractional loans and certain other Marketplace Lending Instruments, the Fund and its custodian generally will not have a contractual relationship with, or personally identifiable information regarding, individual borrowers, so the Fund will not be able to enforce such underlying loans directly against borrowers and may not be able to appoint an alternative servicing agent in the event that a platform or third-party servicer, as applicable, ceases to service the underlying loans. Therefore, the Fund will be more dependent on the platform for servicing such fractional loans than in the case in which the Fund owns whole loans.

Prepayment Risk. Borrowers may decide to prepay all or a portion of the remaining principal amount due under a borrower loan at any time without penalty (unless the underlying loan agreements provide for prepayment penalties as may be the case in certain non-consumer Marketplace Loans). In the event of a prepayment of the entire remaining unpaid principal amount of a Marketplace Loan, the Fund will receive such prepayment amount but further interest will not accrue on the loan after the principal has been paid in full. If the borrower prepays a portion of the remaining unpaid principal balance, interest will cease to accrue on such prepaid portion, and the Fund will not receive all of the interest payments that the Adviser may have originally expected to receive on the loan.

Regulatory and Other Risks Associated with Platforms and Marketplace Loans. The platforms through which Marketplace Loans are originated are subject to various statutes, rules and regulations issued by federal, state and local government authorities. For example, these laws, rules and regulations may require extensive disclosure to, and consents from, applicants and borrowers, impose fair lending requirements upon lenders and platforms and may impose multiple qualification and licensing obligations on platforms before they may conduct their business. Federal and state consumer protection laws in particular impose requirements and place restrictions on creditors and service providers in connection with extensions of credit and collections on personal loans and protection of sensitive customer data obtained in the origination and servicing thereof. Platforms are also subject to laws relating to electronic commerce and transfer of funds in conducting business electronically. A failure to comply with the applicable laws, rules and regulations may, among other things, subject the platform or its related entities to certain registration requirements with government authorities and result in the payment of any penalties and fines; result in the revocation of their licenses; cause the loan contracts originated by the platform to be voided or otherwise impair the enforcement of such loans; and subject them to potential civil and criminal liability, class action lawsuits and/or administrative or regulatory enforcement actions. Any of the foregoing could have a material adverse effect on a platform’s financial condition, results of operations or ability to perform its obligations with respect to its lending business or could otherwise result in modifications in the platform’s methods of doing business which could impair the platform’s ability to originate or service Marketplace Loans or collect on Marketplace Loans.

Even absent regulations, plaintiffs may seek to successfully challenge the funding bank or other lending models. Recent case law raises questions regarding the viability of the model in which many consumer platforms operate and specifically the ability of investors to charge the same rate as the funding bank after the loan has been sold to investors. Amidst the uncertainty or as a result of recent or pending case law, certain marketplace lending platforms may be required to restructure their operations and certain loans previously made through funding banks using such model may not be enforceable, whether in whole or in part, by investors holding such loans. In such circumstances, Marketplace Loans purchased by the Fund (directly or indirectly) could become unenforceable or subject to diminished return or penalties, thereby causing losses for Common Shareholders.

The regulatory environment applicable to platforms and their related entities may be subject to periodic changes. Any such changes could have an adverse effect on the platforms’ and related entities’ costs and ability to operate. The platforms would likely seek to pass through any increase in costs to lenders such as the Fund. Further, changes in the regulatory application or judicial interpretation of the laws and regulations applicable to financial institutions generally and marketplace lending in particular also could impact the manner in which the marketplace lending industry conducts its business. In addition, Congress, the states and regulatory agencies could further regulate the consumer credit industry in ways that would make it more difficult to collect payments on Marketplace Loans. The regulatory environment in which financial institutions operate has become increasingly complex and robust, and following the financial crisis of 2008, supervisory efforts to apply relevant laws, regulations and policies have become more intense. It is anticipated that continued evolution of the regulatory landscape will affect marketplace lending and platform operators.

Risk of Adverse Market and Economic Conditions. Marketplace Loan default rates, and marketplace lending generally, may be significantly affected by economic downturns or general economic conditions beyond the control of any borrowers. In particular, default rates on Marketplace Loans may increase due to factors such as prevailing interest rates, the rate of unemployment, the level of consumer confidence, residential real estate values, the value of the U.S. dollar, energy prices, changes in consumer spending, the number of personal bankruptcies, disruptions in the credit markets and other factors. A significant downturn in the economy could cause default rates on the Marketplace Loans to increase. A substantial increase in default rates, whether due to market and economic conditions or otherwise, could adversely impact the viability of the overall marketplace lending industry.

Risk of Inadequate Guarantees and/or Collateral of Marketplace Loans. To the extent that the obligations under a Marketplace Loan are guaranteed by a third-party, there can be no assurance that the guarantor will perform its payment obligations should the underlying borrower to the loan default on its payments. Similarly, to the extent a Marketplace Loan is secured, there can be no assurance as to the amount of any funds that may be realized from recovering and liquidating any collateral or the timing of such recovery and liquidation and hence there is no assurance that sufficient funds (or, possibly, any funds) will be available to offset any payment defaults that occur under the Marketplace Loan. If it becomes necessary to recover and liquidate any collateral with respect to a secured Marketplace Loan, it may be difficult to sell such collateral and there will likely be associated costs that would reduce the amount of funds otherwise available to offset the payments due under the loan.

Risk of Regulation as an Investment Company or an Investment Adviser. If platforms or any related entities are required to register as investment companies under the 1940 Act or as investment advisers under the Investment Advisers Act of 1940, their ability to conduct business may be materially adversely affected, which may result in such entities being unable to perform their obligations with respect to their Marketplace Loans, including applicable indemnity, guaranty, repurchasing and servicing obligations, and any contracts entered into by a platform or related entity while in violation of the registration requirements may be voidable.

Risks Associated with Recent Events in the Marketplace Lending Industry. The marketplace lending industry is heavily dependent on investors for liquidity and at times during the recent past, there has been some decreasing interest from institutional investors in purchasing Marketplace Loans (due both to yield and performance considerations as well as reactions to platform and industry events), causing some platforms to increase rates. Certain of these industry events are described below under “Risks—Investment-Related Risks—Marketplace Loan Investment-Related Risks—Risks Associated with Recent Events in the Marketplace Lending Industry.”

Servicer Risk. The Fund expects that all of its direct and indirect investments in loans originated by marketplace lending platforms will be serviced by a platform or a third-party servicer. However, the Fund’s investments could be adversely impacted if a platform that services the Fund’s investments becomes unable or unwilling to fulfill its obligations to do so. In the event that the servicer is unable to service the loans, there can be no guarantee that a backup servicer will be able to assume responsibility for servicing the loans in a timely or cost-effective manner; any resulting disruption or delay could jeopardize payments due to the Fund in respect of its investments or increase the costs associated with the Fund’s investments. If the servicer becomes subject to a bankruptcy or similar proceeding, there is some risk that the Fund’s investments could be re-characterized as secured loans from the Fund to the platform, which could result in uncertainty, costs and delays from having the Fund’s investment deemed part of the bankruptcy estate of the platform, rather than an asset owned outright by the Fund. To the extent the servicer becomes subject to a bankruptcy or similar proceeding, there is a risk that substantial losses will be incurred by the Fund.

SME Loans Risk. The businesses of SME loan borrowers may not have steady earnings growth, may be operated by less experienced individuals, may have limited resources and may be more vulnerable to adverse general market or economic developments, among other concerns, which may adversely affect the ability of such borrowers to make principal and interest payments on the SME loans.

Treatment of Marketplace Lending Instruments Purchased by the Fund under Federal Securities Laws. The Adviser has been advised that it is the current view of the SEC and its Staff that the purchase of whole loans through marketplace lending platforms involves the purchase of “securities” issued by the originating platforms under the Securities Act. However, there is no bright line test to determine whether notes evidencing loans should be deemed “securities” within the purview of the SEC. In general, a determination of whether a note evidencing a loan is a security under the Securities Act is subject to an analysis of the facts and circumstances of the transaction involving the issuance of the notes. To the extent certain Marketplace Lending Instruments, such as whole loans, are not, in the future, deemed to be “securities” under the Securities Act, the Fund would not be able to seek the remedies described above with respect to such instruments.

Valuation Risk. Many of the Fund’s Marketplace Lending Investments may be difficult to value. Where market quotations are not readily available or deemed unreliable, the Fund will value such investments in accordance with fair value procedures adopted by the Board of Directors. Valuation of illiquid investments may require more research than for more liquid investments. In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available. An instrument that is fair valued may be valued at a price higher or lower than the value determined by other funds using their own fair valuation procedures. Prices obtained by the Fund upon the sale of such investments may not equal the value at which the Fund carried the investment on its books, which would adversely affect the NAV of the Fund.

Tax Risk. The treatment of Marketplace Loans and other Marketplace Lending Instruments for tax purposes is uncertain. In addition, changes in tax laws or regulations, or interpretations thereof, in the future could adversely affect the Fund, including its ability to qualify as a regulated investment company, or the participants in the marketplace lending industry. Investors should consult their tax advisors as to the potential tax treatment of Common Shareholders.

The Fund’s qualification as a regulated investment company may be open to interpretation. For example, with respect to whole loans, if the Internal Revenue Service were to successfully assert that marketplace lending platforms should be viewed as the issuer of such loans, instead of the borrowers identified in the loan documentation, the Fund may not satisfy the diversification tests required for it to qualify as a regulated investment company.

If, for any taxable year, the Fund did not qualify as a regulated investment company for U.S. federal income tax purposes, it would be treated as a U.S. corporation subject to U.S. federal income tax at the Fund level, and possibly state and local income tax, and distributions to its Common Shareholders would not be deductible by the Fund in computing its taxable income. As a result of these taxes, NAV per Common Share and amounts distributed to Common Shareholders may be substantially reduced. Also, in such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would generally constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate Common Shareholders, and non-corporate Common Shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income taxation, provided in each case that certain holding period and other requirements are satisfied. In addition, in such an event, in order to re-qualify for taxation as a regulated investment company, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause a negative impact on Fund returns. In such event, the Fund’s Board of Directors may determine to recognize or close the Fund or materially change the Fund’s investment objective and strategies.

Other Investment-Related Risks:

The following risks apply to the principal investments of the Fund not covered above and may also apply to the above investments as well.

Credit and Below Investment Grade Securities Risks. Credit risk is the risk that an issuer of a security may be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability or willingness to make such payments. Credit risk may be heightened for the Fund because it and the closed-end funds in which it invests may invest in below investment grade securities, which are commonly referred to as “junk” and “high yield” securities; such securities, while generally offering the potential for higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of dividend or interest deferral, default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal. The below investment grade securities receiving the lowest rating from an NRSRO are typically already in default. In addition, below investment grade securities are generally susceptible to decline in market value due to adverse economic and business developments and are often unsecured and subordinated to other creditors of the issuer. The market values for below investment grade securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. Because of the substantial risks associated with below investment grade securities, among other factors, you could lose money on your investment in Common Shares, both in the short term and the long term.

Defaulted and Distressed Securities Risks. The Fund may invest in defaulted and distressed securities. Legal difficulties and negotiations with creditors and other claimants are common when dealing with defaulted or distressed issuers. Defaulted or distressed issuers may be insolvent, in bankruptcy or undergoing some other form of financial restructuring. In the event of a default, the Fund may incur additional expenses to seek recovery. The repayment of defaulted bonds is subject to significant uncertainties, and in some cases, there may be no recovery of repayment. Defaulted bonds might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Because of the relative illiquidity of defaulted or distressed debt and equity securities, short sales are difficult, and the Fund primarily maintains long positions. Some relative value trades are possible, where an investor sells short one class of a defaulted or distressed issuer’s capital structure and purchases another. With distressed investing, often there is a time lag between when the Fund makes an investment and when the Fund realizes the value of the investment. In addition, the Fund may incur legal and other monitoring costs in protecting the value of the Fund’s claims.

Derivatives Risks. Derivative transactions involve investment techniques and risks different from those associated with the Fund’s other investments. Generally, a derivative is a financial contract the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates, commodities, related indexes, and other assets. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of a particular derivative. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of the Fund. The Fund could experience a loss if derivatives do not perform as anticipated, if they are not correlated with the performance of other investments which they are used to hedge or if the Fund is unable to liquidate a position because of an illiquid secondary market. When used for speculative purposes, derivatives will produce enhanced investment exposure, which will magnify gains and losses. The Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Illiquid Securities Risks. The Fund may invest in illiquid securities. It may not be possible to sell or otherwise dispose of illiquid securities both at the price and within the time period deemed desirable by the Fund. Illiquid securities also may be difficult to value.

Inflation/Deflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. In addition, during any period of rising inflation, interest rates on borrowings would likely increase, which would tend to further reduce returns to Common Shareholders. Deflation risk is the risk that prices throughout the economy decline over time–the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.

Interest Rate Risk. Interest rate risk is the risk that the fixed income debt securities in the Fund’s portfolio will decline in value because of increases in market interest rates. Generally, when market interest rates rise, bond prices fall, and vice versa. In addition, as interest rates decline, issuers of debt securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of securities, potentially locking in a below-market interest rate and reducing the Fund’s value. Securities with longer maturities tend to produce higher yields but are more sensitive to changes in interest rates and are subject to greater fluctuation in value. In typical market interest rate environments, the prices of longer-term debt securities generally fluctuate more than prices of shorter-term debt securities as interest rates change. These risks may be greater in the current market environment because, as of the date of this Prospectus, certain interest rates are near historic lows and are projected to rise. Therefore, there is a risk that interest rates will rise, which will likely drive down bond prices. In addition, this rise in interest rates may negatively impact the Fund’s future income relating to leverage, as the Fund will be required to earn more income on its investments to recoup any increased costs of leverage. The Fund’s net investment income and, as a result the net asset value and market price for the Common Shares, could be negatively impacted by an increase in interest rates due to the inability of Fund portfolio companies to service interest payment obligations and principal loan repayments. Similarly, distributions to Common Shareholders may be negatively impacted to the extent the Fund’s investments yield less income available for distribution.

Options Risk. The purchaser of a put option runs the risk of losing the purchaser’s entire investment, paid as the premium, if the option is not sold at a gain or cannot be exercised at a gain prior to expiration.

Rating Agency Risk. Ratings agencies such as S&P, Fitch, Moody’s and other NRSROs provide ratings on debt securities and related instruments based on their analyses of information they deem relevant. Ratings are opinions or judgments of the credit quality of an issuer and may prove to be inaccurate. In addition, there may be a delay between events or circumstances adversely affecting the ability of an issuer to pay interest and/or repay principal and an NRSRO’s decision to downgrade a security. Further, a rating agency may have a conflict of interest with respect to a security for which it assigns a particular rating if, for example, the issuer or sponsor of the security pays the rating agency for the analysis of its security, which could affect the reliability of the rating.

Short Sale Risks. Positions in shorted securities are speculative and riskier than long positions (purchases) in securities because the maximum sustainable loss on a security purchased is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited risk. Short selling will also result in higher transaction costs (such as interest and dividends) and may result in higher taxes, which reduce the Fund’s return.

Administrator, Fund

Accountant, Transfer

Agent, Dividend

Disbursing Agent

and Custodians	is the Fund’s administrator. Under an Agreement (the “Administration Agreement”), is responsible for calculating NAVs, providing additional fund accounting and tax services, and providing fund administration and compliance-related services. will act as the Fund’s custodian of the Fund’s cash and securities. Will act as the custodian for the Fund’s Marketplace Loans. will act as the Fund’s transfer agent, registrar, Plan Administrator and dividend disbursing agent. In addition, will provide certain other administrative services to the Fund. See “Administrator, Fund Accountant, Transfer Agent, Dividend Disbursing Agent and Custodian.”

SUMMARY OF FUND EXPENSES

The following table shows estimated Fund expenses as a percentage of net assets attributable to Common Shares. The purpose of the following table and the example below is to help you understand the fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. Common Shareholders should understand that some of the percentages indicated in the tables below are estimates and may vary. The expenses shown in the table and related footnotes are based on estimated amounts for the Fund’s first year of operations and assume that the Fund issues              Common Shares. If the Fund issues fewer Common Shares, all other things being equal, these expenses would increase as a percentage of net assets attributable to the Fund's Common Shares, which could adversely impact the investment performance of the Fund. Accordingly, the Fund’s net assets for purposes of the tables and example below include estimated net proceeds from the offering of $              . The following table assumes the use of leverage in an amount equal to        % of the Fund’s Managed Assets (or approximately        % of the Fund’s net assets). The following table should not be considered a representation of the Fund’s future expenses. Actual expenses may be greater or less than those shown below.

Shareholder Transaction Expenses	As a Percentage of Offering Price
Sales Load(1)	None
Offering Expenses Borne by Common Shareholders of the Fund(1)(2)	None
Dividend Reinvestment Plan Fees(3)	None

As a Percentage of Net Assets Attributable to Common Shares (Assuming the Use of Leverage Equal to % of the Fund’s Managed Assets)(2)(6)
Annual Expenses
Management fee(4)%
Shareholder servicing fee(4)%
Leverage costs(5)%
Dividend and interest expenses on short sales %
Other expenses %
Acquired fund fees and expenses(6)%
Total annual expenses(7)%

Example(8)

The example illustrates the expenses you would pay on a $1,000 investment in Common Shares (including estimated expenses of the offering payable by the Fund of        %), assuming (1) “Total annual expenses” of         % of net assets attributable to Common Shares, and (2) a 5% annual return.

	1 year	3 years	5 years	10 years
Total Expenses Incurred	$	$	$	$

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those assumed.

(1)	The Adviser, and not the Fund, has agreed to pay from its own assets underwriting compensation of up to $ per Common Share plus $ to the underwriters in connection with this offering, which aggregate amount will not exceed % of the total public offering price of the Common Shares sold in this offering. The Fund is not obligated to repay such underwriting compensation paid by the Adviser. Separately, the Adviser, and not the Fund, has agreed to pay from its own assets upfront structuring fees to , and may pay certain other qualifying underwriters a structuring fee, sales incentive fee or additional compensation in connection with the offering. Furthermore, the Adviser, and not the Fund, has agreed to pay an amount equal to % of the total price to the public of the Common Shares sold in this offering (including Common Shares offered pursuant to the underwriters’ overallotment option), as well as up to $ as expense reimbursement, for certain distribution and marketing services. The sum total of all compensation to the underwriters in connection with this public offering of Common Shares, including all forms of additional compensation or structuring or sales incentive fee payments, if any, to the underwriters and other expenses (including reimbursed expenses), will be limited to not more than % of the total public offering price of the Common Shares sold in this offering. See “Underwriters.”
(2)	The Adviser, and not the Fund, has agreed to pay from its own assets all organizational expenses of the Fund and all offering costs associated with this offering. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Adviser.
(3)	There will be no brokerage charges with respect to Common Shares issued directly by the Fund under the dividend reinvestment plan. You will pay brokerage charges in connection with open market purchases or if you direct the plan agent to sell your Common Shares held in a dividend reinvestment account.
(4)	The management fee and a portion of the shareholder servicing fee are charged as a percentage of the Fund’s average daily Managed Assets, as opposed to net assets. With leverage, Managed Assets are greater in amount than net assets, because Managed Assets include borrowings for investment purposes. In addition, the market value of the Fund’s derivatives will be used for purposes of calculating Managed Assets. The management fee of % of the Fund’s Managed Assets represents % of net assets attributable to Common Shares assuming the use of leverage in an amount of % of the Fund’s Managed Assets.
(5)	Assumes interest expense accrued at a rate of % on borrowed funds used to employ leverage, which rate is subject to change based on prevailing market conditions. See “Use of Leverage.”
(6)	The “Acquired fund fees and expenses” disclosed above are based on the expense ratios for the most recent fiscal year of the investment companies (including closed-end funds and BDCs) in which the Fund anticipates investing (“acquired funds”), which may change substantially over time and, therefore, significantly affect “Acquired fund fees and expenses.” These amounts are based on the total expense ratio disclosed in each acquired fund’s most recent shareholder report. “Acquired fund fees and expenses” are not charged directly to the Fund, but rather reflect the estimated pro rata portion of the acquired funds’ fees attributable to the Fund’s investments in shares of such funds. The % shown as “Acquired fund fees and expenses” reflects estimated operating expenses of the acquired funds and transaction-related fees. Deducting the “Acquired fund fees and expenses” from the Annual Expenses table (because these expenses are not paid by the Fund directly) results in Fund Total annual expenses (levered) of % and Fund Total annual expenses (unlevered) of %. Certain acquired funds in which the Fund intends to invest generally charge a management fee of 1.00% to 2.00%, which are included in “Acquired fund fees and expenses,” as applicable. Acquired fund fees and expenses are borne indirectly by the Fund, but they will not be reflected in the Fund’s financial statements; and the information presented in the table will differ from that presented in the Fund’s financial highlights, when available.
(7)	The table above assumes the use of leverage in an amount equal to % of the Fund’s Managed Assets (or % of the Fund’s net assets) and shows Fund expenses as a percentage of net assets attributable to Common Shares, as only Common Shareholders of the Fund will bear all of the expenses reflected in the table. For purposes of this assumption, all leverage used is in the form of borrowings. The table presented below in this footnote (7) estimates what the Fund’s annual expenses would be, stated as percentages of the Fund’s net assets attributable to Common Shares, but, unlike the table above, assumes that the Fund does not utilize leverage. In accordance with these assumptions, the Fund’s expenses would be estimated to be as follows:

Annual expenses (as a percentage of net assets attributable to Common Shares)	As a Percentage of Net Assets Attributable to Common Shares (Assuming No Leverage)
Management fees	%
Shareholder servicing fee	%
Dividend and interest expenses on short sales	%
Other expenses	%
Acquired fund fees and expenses	%
Total annual expenses	%

(8)	The example should not be considered a representation of future expenses. The example assumes that the estimated “Other expenses” set forth in the table are accurate and that all dividends and distributions are reinvested at the Common Share net asset values. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example.

THE FUND

RiverNorth Opportunities Fund II, Inc. (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). The Fund was organized as a Maryland corporation on                  . The Fund will have an approximate              -year limited term unless otherwise determined by the Fund’s Board of Directors (the “Board of Directors”). Because the Fund is newly organized, the common stock of the Fund (the “Common Shares”) has no history of public trading. The Fund’s principal office is located at 325 North LaSalle Street, Suite 645, Chicago, Illinois 60654, and its telephone number is (312) 832-1440. The Fund intends to list the Common Shares on the New York Stock Exchange (the “NYSE”), subject to notice of issuance. The trading or ticker symbol of the Common Shares is expected to be “      .”

USE OF PROCEEDS

The net proceeds of this offering are estimated at approximately $                  ($                   if the underwriters exercise the overallotment option in full). The Adviser (as defined below), and not the Fund, has agreed to pay all of the Fund’s organizational expenses and all offering costs associated with this offering, and the Fund is not obligated to repay any such organizational expenses or offering costs paid by the Adviser. The Adviser anticipates that the investment of the net proceeds will be made in accordance with the Fund’s investment objective and policies, as appropriate investment opportunities are identified, within approximately          months after completion of this offering. Pending such investment, those proceeds may be invested in cash, cash equivalents, short-term debt securities or U.S. government securities. See “Investment Objective, Strategies and Policies.”

INVESTMENT OBJECTIVE, STRATEGIES AND POLICIES

Investment Objective

The Fund’s investment objective is total return consisting of capital appreciation and current income. There is no assurance that the Fund will achieve its investment objective.

Principal Investment Strategies

The Fund will seek to achieve its investment objective by pursuing a tactical asset allocation strategy that provides exposure to multiple asset classes and opportunistically investing in markets in which the Adviser believes it can capitalize on pricing inefficiencies. See “Investment Philosophy and Process.” In pursuing such opportunities, the Fund will focus its investments in the closed-end fund, special purpose acquisition company (“SPAC”) and specialty finance markets. Under normal market conditions, the Fund will invest: (i) up to       % of its Managed Assets (as defined below) in common shares of closed-end funds, including business development companies (“BDCs”), registered under the Securities Act of 1933, as amended (the “Securities Act”); (ii) up to     % of its Managed Assets in securities issued by SPACs; and (iii) up to      % of its Managed Assets in specialty finance assets, including investments providing exposure to loans to consumers and small- and mid-sized companies (“SMEs”) originated through online platforms (or an affiliate) that provide a marketplace for lending (“Marketplace Loans”); preferred securities and baby bonds issued by closed-end funds and BDCs; and real estate investment trusts (“REITs”).

Closed-End Funds. Closed-end funds (like the Fund) are investment companies regulated under the 1940 Act that have the ability to invest in a wide range of asset classes and instruments. BDCs are a type of closed-end fund and typically invest in and lend to small- and medium-sized private and certain public companies that may not have access to public equity markets for capital raising. The Adviser will have flexibility to change the Fund’s closed-end fund asset allocation across various asset classes, including equity, fixed income and alternative assets. In addition, the Fund and the closed-end funds in which it invests may invest in securities that are rated below investment grade by Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business (“S&P”), Fitch Ratings, a part of the Fitch Group (“Fitch”), or Moody’s Investor Services, Inc. (“Moody’s”), or comparably rated by another nationally recognized statistical rating organization (“NRSRO”) or, if unrated, determined by the Adviser to be of comparable credit quality. Such securities (i.e., securities rated below BBB- by S&P or Fitch or below Baa3 by Moody’s) are commonly referred to as “junk” and “high yield” securities and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Such below investment grade securities may include those receiving the lowest ratings from S&P, Fitch or Moody’s (i.e., securities rated C by Moody’s or D- by S&P), which typically indicates that the security is in default or has little prospect for full recovery of principal or interest. See “Risks—Investment-Related Risks—Other Investment-Related Risks—Defaulted and Distressed Securities Risk.” Lower rated below investment grade securities are considered more vulnerable to nonpayment than other below investment grade securities and their issuers are more dependent on favorable business, financial and economic conditions to meet their financial commitments. The lowest rated below investment grade securities are typically already in default. See “Risks—Investment-Related Risks—Other Investment-Related Risks—Credit and Below Investment Grade Securities Risk.”

Special Purpose Acquisition Companies. A SPAC is a special purpose company whose business plan is to raise capital in an initial public offering (“IPO”) and, within a specific period of time, engage in a merger or acquisition with one or more unidentified companies. SPACs are formed by sponsors who believe that their experience, reputations and/or contacts will allow them to identify and complete a business combination transaction with one or more target businesses that will ultimately be a successful public company. Some SPACs focus on acquiring a target in a particular industry while others may pursue a business combination transaction in any business, industry or geographic location, including outside of the United States. The Fund may invest in a broad range of industries and sectors when investing in SPACs and may generally pursue initial business combinations in any business, industry or geographic location, including outside of the United States.

In a SPAC’s IPO, the SPAC typically offers units comprised of a share of common stock and a warrant to purchase a share or less of common stock that is exercisable, with a strike price higher than the offering price of the unit, if the SPAC completes a business combination transaction. Generally, the units offered in a SPAC’s IPO are listed on a national securities exchange and the common stock and warrants comprising the units are listed and trade separately shortly after the IPO. A SPAC may incur debt if additional capital is needed to finance a business combination transaction or to fund ongoing expenses. The Fund may invest in all parts of a SPAC’s capital structure, including a SPAC’s units, common stock, warrants, debt instruments, and other securities. It is likely that the SPACS in which the Fund invests will not pay any dividends and, accordingly, the Fund is unlikely to derive substantial income from its SPAC investments. The Fund does not intend to hold common shares after a SPAC’s initial business combination has been completed other than common shares obtained temporarily through the conversion of a SPAC’s warrants into common shares. The Fund may redeem common shares of a SPAC in exchange for the Fund’s pro rata portion of the SPAC’s trust account.

Specialty Finance Companies. Specialty finance companies provide capital or financing to businesses within specified market segments. These companies are often distinguished by their market specializations which allow them to focus on the specific financial needs of their clients. Specialty finance companies often engage in asset-based and other forms of non-traditional financing activities (i.e., by providing financing to borrowers that are unable to access traditional forms of financing such as through commercial bank lending or by accessing the public debt markets). While they generally compete against traditional financial institutions with broad product lines and, often, greater financial resources, specialty finance companies seek competitive advantage by focusing their attention on market niches, which may provide them with deeper knowledge of their target market and its needs. Specialty finance companies include mortgage specialists to certain consumers, equipment leasing specialists to certain industries and equity or debt-capital providers to certain small businesses. Specialty finance companies often utilize tax-efficient or other non-traditional structures, such as REITs which are financial vehicles that pool investors’ capital to invest primarily in income-producing real estate or real estate-related loans or interests. The Fund’s other specialty finance investments will include preferred securities and baby bonds issued by BDCs and Marketplace Loans.

The Fund may obtain exposure to Marketplace Loans through a combination of: (i) directly investing in such whole loans (either individually or in aggregations); (ii) investing in notes or other pass-through obligations issued by a marketplace lending platform (or an affiliate) representing the right to receive the principal and interest payments on a Marketplace Loan (or fractional portions thereof) originated through the platform (“Pass-Through Notes”); and (iii) purchasing asset-backed securities representing ownership in a pool of Marketplace Loans (the foregoing listed investments are collectively referred to herein as the “Marketplace Lending Instruments”). The Marketplace Loans in which the Fund will typically invest will be newly issued and/or current as to interest and principal payments at the time of investment, and a substantial portion of the Fund’s Marketplace Lending Instrument investments are made through purchases of whole loans. As a fundamental policy (which cannot be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund), the Fund will not invest in Marketplace Loans that were of subprime quality at the time of origination. See “—Investment Philosophy and Process” for a further description of subprime loans.

Marketplace Lending Instruments are generally not rated by NRSROs. However, these instruments are considered to be comparable in quality to securities falling into any of the ratings categories used by such NRSROs to classify “junk” bonds. Accordingly, the Fund’s unrated Marketplace Lending Instrument investments constitute highly risky and speculative investments similar to investments in “junk” bonds, notwithstanding that the Fund is not permitted to invest in loans that were of subprime quality at the time of origination. The Marketplace Lending Instruments in which the Fund may invest may have varying degrees of credit risk. There can be no assurance that payments due on underlying Marketplace Loans will be made. At any given time, the Fund’s portfolio may be substantially illiquid due to its investments in Marketplace Lending Instruments and subject to increased credit and default risk. If a borrower is unable to make its payments on a loan, the Fund may be greatly limited in its ability to recover any outstanding principal and interest under such loan.

Other Investments and Transactions. The Fund may at times establish hedging positions, which may include short sales and derivatives, such as options. The Fund also may use such positions for speculative investment purposes as well. The Fund will not engage in any short sales of securities issued by closed-end funds.

In addition to the foregoing principal investment strategies of the Fund, the Adviser also may allocate the Fund’s Managed Assets among cash, cash equivalents, exchange-traded funds, short-term debt securities and U.S. government securities. There are no limits on the Fund’s portfolio turnover, and the Fund may buy and sell securities to take advantage of potential short-term trading opportunities without regard to length of time and when the Adviser believes investment considerations warrant such action. See “Risks—Structural Risks—Portfolio Turnover Risk.”

See “Portfolio Contents and Transactions” for a description of the principal investments and transactions of the Fund and “Risks—Investment-Related Risks” for a description of the principal risks associated with such investments and transactions.

“Managed Assets” means the total assets of the Fund, including assets attributable to leverage and proceeds from short sales, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding). All percentage limitations described in this Prospectus are measured at the time of investment and may be exceeded on a going-forward basis as a result of credit rating downgrades or market value fluctuations of the Fund’s portfolio securities. Unless otherwise specified, the investment policies and limitations of the Fund are not considered to be fundamental by the Fund and can be changed without a vote of the holders of the Common Shares (the “Common Shareholders”). The Fund’s investment objective and certain investment restrictions specifically identified as such in the SAI are considered fundamental and may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which includes Common Shares and preferred stock of the Fund (“Preferred Shares”), if any, voting together as a single class, and the holders of the outstanding Preferred Shares, if any, voting as a single class. See “Investment Restrictions” in the SAI.

INVESTMENT PHILOSOPHY AND PROCESS

The Adviser considers a number of factors when selecting its portfolio investments, including fundamental and technical analysis to assess the relative risk and reward potential throughout the financial markets. The following summarizes the Adviser’s investment philosophy and process with respect to investments in closed-end funds, SPACs, specialty finance assets and Marketplace Loans.

Closed-End Funds. In selecting closed-end funds, the Adviser will opportunistically utilize a combination of short-term and longer-term trading strategies to seek to derive value from the discount and premium spreads associated with closed-end funds by identifying pricing aberrations. See “Risks—Investment-Related Risks—Closed-End Fund and BDC Investment-Related Risks—Closed-End Fund Pricing Risk.” The Adviser will employ both a quantitative and qualitative approach in its selection of closed-end funds and has developed proprietary screening models and algorithms to trade closed-end funds. The Adviser’s mean reversion investing looks to capitalize on changes within the pricing of a closed-end fund and, based upon its research and analysis, a view that it will revert to historical pricing. The Adviser will employ the following trading strategies, among others:

Statistical Analysis (Mean Reversion)

●	Using proprietary quantitative models, the Adviser seeks to identify closed-end funds that are trading at compelling absolute and/or relative discounts.

●	The Adviser will attempt to capitalize on the perceived mispricing if the Adviser believes that the discount widening is irrational and expects the discount to narrow to longer-term mean valuations.

Corporate Actions

●	The Adviser will pursue investments in closed-end funds that have announced, or the Adviser believes are likely to announce, certain corporate actions that may drive value for their shareholders.

●	The Adviser has developed trading strategies that focus on closed-end fund tender offers, rights offerings, shareholder distributions, open-endings and liquidations.

Shareholder Activism

●	The Adviser will assess activism opportunities by determining a closed-end fund’s susceptibility to dissident activity and analyzing the composition of the fund’s shareholder register. The Fund, in seeking to achieve its investment objective, will not take activist positions in the closed-end funds in which it invests.

In employing the foregoing trading strategies, the Adviser will conduct an extensive amount of due diligence on various fund sponsors, investment managers and funds, including actively monitoring regulatory filings, analyzing a fund’s registration statements, financial statements and organizational documents, as well as conducting proprietary research, such as speaking with fund sponsors, underwriters, sell-side brokers and investors.

 Special Purpose Acquisition Companies. The Adviser believes that SPAC securities currently represent an opportunity to obtain attractive risk-adjusted investment returns based upon a number of factors, including:

●	The number of SPAC IPOs, and the aggregate amount raised in such offerings, has increased and remained consistent over the past several years such that the Adviser believes SPACs offer a range of desirable investment opportunities as an investible asset class on a more permanent basis.

●	Changes in the current generation of SPACs have made it easier for management teams to raise capital in IPOs and close acquisitions than in the past, providing an attractive potential return profile for the Fund. These changes include, among other things, raising the warrant exercise price to $11.50 to make them less dilutive, and allowing shareholders to vote in favor of an acquisition and still redeem shares.

●	Many private equity companies have recently become involved with SPACs, both merging portfolio companies into SPACs and sponsoring SPACs themselves, adding potential variety and resources to SPAC offerings.

In selecting SPAC investments, the Adviser will conduct due diligence on a SPAC’s sponsor and management team to assess the likelihood that the SPAC will close an initial business combination. See “Risks—Investment-Related Risks—SPAC Investment-Related Risks—Risk of Failure to Complete a Business Combination.” Among other things, the Adviser will evaluate the management team’s strategy, experience, deal flow, and demonstrated track record in building enterprise value. The Adviser will also evaluate the terms of each SPAC offering, including the aggregate amount of the offering, the offering price of the securities, the equity yield to termination, the option value of warrants, the sponsor’s interest in the SPAC, and the expected liquidity of the SPAC’s securities.

The Adviser will seek to invest in SPACs during their IPOs as well as utilize trading strategies and programs to derive value from buying and selling SPAC securities, including units, common stock and warrants. As such, the Adviser intends to purchase SPACs trading in the secondary market, opportunistically sell shares of SPAC common stock on the secondary market prior to its business combination, or otherwise redeem such shares for the Fund’s proportionate share of the SPAC’s trust account. The Adviser also may opportunistically sell SPAC warrants and rights prior to a business combination or hold them until after a business combination has been completed.

Specialty Finance Assets. In selecting the Fund’s specialty finance-related investments, the Adviser will generally apply its fundamental and technical analysis (as noted above) to assess the relative risk and reward potential of such investments and their associated markets. See “Portfolio Contents and Transactions” for a discussion of the types of specialty finance assets in which the Adviser anticipates it will invest.

The Adviser believes that the recent and continuing growth of the online and mobile marketplace lending industry has created a relatively untapped and attractive investment opportunity, with the potential for large returns. The Adviser will seek to capitalize on this opportunity by participating in the evolution of this industry, which has served as an alternative to, and has begun to take market share from, the more traditional lending operations of large commercial banks. The ability of borrowers to obtain loans through marketplace lending with interest rates that may be lower than those otherwise available to them (or to obtain loans that would otherwise be unavailable to them) has contributed to the significant rise of the use of Marketplace Loans. At the same time, marketplace lending has also enabled investors to purchase or invest in loans with interest rates and credit characteristics that can offer attractive returns.

In selecting the Fund’s Marketplace Loan investments, the Adviser will employ a bottom-up approach to evaluate the expected returns of loans by loan segment (e.g., consumer and SME loans) and by platform origination (as discussed below), as well as a top-down approach to seek to identify investment opportunities across the various segments of the marketplace lending industry. In doing so, the Adviser will conduct an analysis of each segment’s anticipated returns relative to its associated risks, which will take into consideration for each segment duration, scheduled amortization, seniority of the claim of the loan, prepayment terms and prepayment expectations, current coupons and trends in coupon pricing, origination fees, servicing fees and anticipated losses based on historical performance of similar credit instruments. The Adviser will then seek to allocate Fund assets to the segments identified as being the most attractive on a risk-adjusted return basis.

Within each segment, the Adviser will conduct a platform-specific analysis, as opposed to a loan-specific analysis, and, as such, the Adviser’s investment process does not result in a review of each individual Marketplace Loan to which the Fund has investment exposure. Instead, the Adviser will generally seek loans that have originated from platforms that have met the Adviser’s minimum requirements related to, among other things, loan default history and overall borrower credit quality. In this regard, the Adviser will engage in a thorough and ongoing due diligence process of each platform to assess, among other things, the viability of the platform to sustain its business for the foreseeable future; whether the platform has the appropriate expertise, ability and operational systems to conduct its business; the financial condition and outlook of the platform; and the platform’s ability to manage regulatory, business and operational risk. In addition, the Adviser’s due diligence efforts will include reviews of the servicing and underwriting functions of a platform (as further described below) and/or funding bank (as applicable), the ability of a platform to attract borrowers and the volume of loan originations, and loan performance relative to model expectations, among other things. In conducting such due diligence, the Adviser will have access to, and will review, the platform’s credit models as well. Moreover, the Adviser will visit each platform from time to time for on-site reviews of the platform, including discussions with each of the significant business units within the platform (e.g., credit underwriting, customer acquisition and marketing, information technology, communications, servicing and operations).

As part of the foregoing due diligence efforts, the Adviser will monitor on an ongoing basis the underwriting quality of each platform through which it will invest in Marketplace Loans, including (i) an analysis of the historical and ongoing “loan tapes” that includes loan underwriting data and actual payment experience for all individual loans originated by the platform since inception that are comparable to the loans purchased, or to be purchased, by the Fund, (ii) reviews of the credit model used in the platform’s underwriting processes, including with respect to the assignment of credit grades by the platform to its Marketplace Loans and the reconciliation of the underlying data used in the model, (iii) an assessment of any issues identified in the underwriting of the Marketplace Loans and the resulting remediation efforts of the platform to address such issues, and (iv) a validation process to confirm that loans purchased by the Fund conform with the terms and conditions of any applicable purchase agreement entered into with the platform.

Although the Adviser will not review each individual Marketplace Loan prior to investment, it will be able to impose minimum quantitative and qualitative criteria on the loans in which the Fund will invest by limiting the Fund’s loans to the loan segments and platforms selected by the Adviser, as noted above. In effect, the Adviser will adopt the minimum investment criteria inherent in a loan segment or imposed by a platform that it has identified as having the appropriate characteristics for investment. Furthermore, each platform assigns the Marketplace Loans it originates a platform-specific credit grade reflecting the potential risk-adjusted return of the loan, which may be based on various factors such as: (i) the term, interest rate and other characteristics of the loans; (ii) the location of the borrowers; (iii) if applicable, the purpose of the loans within the platform (e.g., consumer or SME loans); and (iv) the credit and risk profile of the borrowers, including, without limitation (to the extent applicable based on the type of loan), the borrower’s annual income, debt-to-income ratio, credit score (e.g., FICO score), delinquency rate and liens. In purchasing Marketplace Loans from a platform, the Fund will provide the applicable platform with instructions as to which platform credit grades are eligible for purchase (or, conversely, which platform credit grades are ineligible for Fund purchase). The Adviser will perform an ongoing analysis of each of the criteria within a platform’s credit grades to determine historical and predicted prepayment, charge-off, delinquency and recovery rates acceptable to the Adviser. While, under normal circumstances, the Adviser will not provide instructions to the platforms as to any individual criterion used to determine platform-specific grades prior to purchasing Marketplace Loans (except as noted below), the Adviser will retain the flexibility to provide more specific instructions (e.g., term; interest rate; geographic location of borrower) if the Adviser believes that investment circumstances dictate any such further instructions. Specifically, the Adviser will instruct platforms that the Fund will not purchase any Marketplace Loans that were of “subprime quality” (as determined at the time of origination). Although there is no specific legal or market definition of subprime quality, it is generally understood in the industry to signify that there is a material likelihood that the loan will not be repaid in full. The Fund considers a consumer Marketplace Loan, and other Marketplace Loans to individual borrowers, to be of subprime quality if the individual borrower of such loan has a FICO score of below 640. The Fund considers an SME loan to be of “subprime quality” if the likelihood of repayment on such loan is determined by the Adviser based on its due diligence and the credit underwriting policies of the originating platform to be similar to that of consumer loans that are of subprime quality. In determining whether an SME loan is of subprime quality, the Adviser will generally look to a number of borrower-specific factors, which will include the payment history of the borrower and, as available, financial statements, tax returns and sales data.

 The Adviser will not invest the Fund’s assets in loans originated by platforms for which the Adviser cannot evaluate to its satisfaction the completeness and accuracy of the individual Marketplace Loan data provided by such platform relevant to determining the existence and valuation of such Marketplace Loans and utilized in the accounting of the loans (i.e., in order to select a platform, the Adviser must assess that it believes all relevant loan data for all loans purchased from the platform is included and correct).

The Adviser will significantly rely on borrower credit information provided by the platforms through which they will make the Fund’s investments. The Adviser will depend on the applicable platform to collect, verify and provide information to the Fund about each whole loan and borrower. The Adviser will receive updates of such borrower credit information provided by independent third party service providers to the platforms and therefore will be able to monitor the credit profile of the Fund’s investments on an ongoing basis. See “Net Asset Value.”

The Adviser will invest in Marketplace Loans through the use of a web-based service that provides direct access to platforms and facilitates the loan acquisition process by retrieving for the Adviser data such as bidding and listing information. Given the increased reliance on the use of information technology in marketplace lending, the Adviser will conduct due diligence on the platforms through which it will seek its Marketplace Loan investments, including a review of each platform’s information technology security, fraud protection capabilities and business continuity plan. The Adviser generally requires a platform to have, among other things, industry standard data backup protections, including off-site backup datacenters and state of the art data encryption, and appropriate cybersecurity measures. In addition, the Adviser has adopted various protections for itself, including a business continuity plan which provides procedures related to the recovery and restoration of its business, particularly with respect to any critical functions and systems of the Adviser, following an interruption in service or disaster.

PORTFOLIO CONTENTS AND TRANSACTIONS

The following provides important information on the principal investments and transactions of the Fund. See “Risks—Investment-Related Risks” below for the risks associated with these investments and transactions. Additional information on the Fund’s investments and transactions and their associated risks, including with respect to the non-principal investments and transactions of the Fund, is contained in the SAI.

Closed-End Funds and BDCs

Closed-End Funds. The Fund may invest in shares of closed-end funds offered in initial or secondary offerings or through purchasing shares in the secondary market. An initial public offering of closed-end fund shares is typically distributed by a group of underwriters who retain a spread or underwriting commission based on the initial public offering price. Such shares are then typically listed for trading on an exchange and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end fund, investors seek to buy and sell shares of closed-end funds in the secondary market. The Fund will incur normal brokerage costs on its secondary purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the NAV per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined NAV but, rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their NAV.

The Fund may invest in shares of closed-end funds that are trading at a discount to NAV or at a premium to NAV. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the NAV of the Common Shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue, and the Fund may purchase, senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and NAV than an investment in shares of investment companies without a leveraged capital structure.

Business Development Companies. BDCs are a type of closed-end fund regulated under the 1940 Act, whose shares are typically listed for trading on a U.S. securities exchange. BDCs typically invest in and lend to small- and medium-sized private and certain public companies that may not have access to public equity markets for capital raising. Oftentimes, the financing a BDC provides includes an equity-like investment such as warrants or conversion rights, creating an opportunity for the BDC to participate in capital appreciation in addition to the interest income earned from its debt investments. The interest earned by a BDC flows through to investors in the form of a dividend, normally without being taxed at the BDC entity level. BDCs invest in such diverse industries as healthcare, chemical and manufacturing, technology and service companies. BDCs are unique in that at least 70% of their investments must be made in private and certain public U.S. businesses, and BDCs are required to make available significant managerial assistance to their portfolio companies. Unlike corporations, BDCs are not taxed on income distributed to their shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The securities of BDCs, which are required to distribute substantially all of their income on an annual basis to investors in order to not be subject to entity level taxation, often offer a yield advantage over securities of other issuers, such as corporations, that are taxed on income at the entity level and are able to retain all or a portion of their income rather than distributing it to investors. The Fund may invest in both equity and debt securities of BDCs, and is not limited with respect to the specific types of BDCs in which it may invest. The Fund will indirectly bear its proportionate share of any management and other expenses, and of any performance based or incentive fees, charged by the BDCs in which it invests, in addition to the expenses paid by the Fund. See “Summary of Fund Expenses.”

Special Purpose Acquisition Companies

General. A SPAC is a special purpose company whose business plan is to raise capital in an IPO and, within a specific period of time, engage in a merger or acquisition with one or more unidentified companies. SPACs are formed by sponsors who believe that their experience, reputations and/or contacts will allow them to identify and complete a business combination transaction with one or more target businesses that will ultimately be a successful public company. Some SPACs focus on acquiring a target in a particular industry while others may pursue an initial business combination in any business, industry or geographic location, including outside of the United States. When a SPAC is focused on a particular industry, its sponsor’s management team typically has significant experience in that industry. In connection with forming the SPAC, the SPAC’s sponsors acquire “founders” shares, generally for nominal consideration, that will result in the sponsors owning a specified percentage (typically 20%) of the SPAC’s outstanding common stock upon completion of the IPO.

The gross offering proceeds of a SPAC’s IPO are held in a trust account until an acquisition is consummated. A SPAC typically must complete an acquisition within 18 to 24 months from the closing of its IPO, and must use at least 80% of its net assets for any such acquisition. If the SPAC fails to do so, then it must dissolve. When a SPAC dissolves, it returns to investors their pro rata share of the assets in the trust account.

If a SPAC’s managers identify an appropriate acquisition target, they must obtain shareholder approval for the acquisition or make a tender offer. Shareholders are given the opportunity to redeem all or a portion of their shares either in connection with a shareholder meeting called to approve the business combination or by means of a tender.

SPAC IPO. A SPAC offers its units in an IPO using a registration statement in a manner similar to IPOs by other companies. However, because the SPAC has no operating business to disclose or discuss in the registration statement, the SPAC focuses its disclosures on its structure and business combination strategy. Moreover, since the primary asset of a SPAC before the IPO is its management team, the registration statement will focus on disclosure of its management’s background and experience.

In a SPAC IPO, units are offered to investors typically at a price of $8 or $10 per unit and are generally comprised of a share of common stock and a warrant to purchase a share or less of common stock that is exercisable, with a strike price higher than the offering price of the unit, if the SPAC completes a business combination transaction. Generally, the units offered in a SPAC’s IPO are listed on a national securities exchange and the common stock and warrants comprising the units are listed and trade separately shortly after the IPO. The common shares of a SPAC often trade at a discount to the cash held in the trust account. The warrants typically will expire worthless if the SPAC is unable to complete a successful acquisition and is dissolved.

In order for the SPAC to be able to pay expenses associated with the IPO and other expenses incurred prior to a business combination, the SPAC’s sponsors typically purchase warrants from the SPAC in a private placement that closes concurrently with the closing of the IPO. These warrants are often substantially the same to the warrants given public shareholders. If the SPAC does not offer units to the SPAC sponsors, then the sponsors typically purchase shares of common stock at the IPO price in order to allow the SPAC to pay these expenses and, in such case, to “overfund” the trust account.

The Trust Account. The gross proceeds of the IPO raised from public shareholders are placed into a trust account administered by a third-party trustee. The proceeds are typically invested only in U.S. government treasury obligations and money market funds. The IPO proceeds are not permitted to be released from the trust account until the closing of the business combination or the redemption of public shares if the SPAC is unable to complete a business combination within the specified timeframe. At the closing of a business combination, public shareholders may redeem their shares for a pro rata portion of the amount held in the trust account, with the balance of the trust account released to the company to be used in the business combination transaction or thereafter for working capital purposes. If the SPAC fails to complete a business combination in the required timeframe, all public shares are redeemed for a pro rata portion of the cash held in the trust account.

Time to Complete a Business Combination. A SPAC begins to search for a potential business combination target after the SPAC’s IPO. If the SPAC is unable to complete a business combination within the specified timeframe, often between 18 to 24 months from the closing of the IPO, the SPAC must return all money in the trust account to its public shareholders, and the founder shares and warrants will expire worthless. Generally, SPAC sponsors do not receive a pro rata distribution from the trust account if an acquisition is not completed, unless they have purchased shares of the SPAC’s common stock in the IPO. In addition, the sponsors typically are prohibited from selling their initial shares in the secondary market prior to completion of the acquisition. These mechanisms, along with their equity stake in the SPAC, serve to help to align management and investors’ interest in completing an acquisition. The initial business combination must occur with one or more target businesses that together have an aggregate fair market value of a certain percentage (typically at least 80%) of the assets held in the trust account (excluding the deferred underwriting commissions and taxes payable on the interest income earned on the trust account) at the time of the definitive transaction agreement. If the SPAC needs additional capital to complete a business combination, the SPAC may incur debt or sell additional equity, which would dilute the interest of a SPAC’s existing shareholders.

Shareholder Approval and Redemptions. After signing a definitive agreement for the initial business combination, the SPAC must either (i) seek shareholder approval of the initial business combination at a meeting called for such purpose, in connection with which shareholder may redeem their shares or (ii) provide shareholders with the opportunity to sell their shares to the SPAC by means of a tender offer. Whether through redemption in connection with a meeting of the shareholders or a tender offer, the price paid for the shares is an amount in cash equal to the holder’s pro rata share of the aggregate amount then on deposit in the trust account, including interest but less taxes payable and amounts permitted to be withdrawn for working capital purposes. Many SPACs restrict holders (together with others they are acting in concert with) from redeeming more than a certain percentage, generally 10% to 15%, of the outstanding public shares in order to discourage holders from accumulating large blocks of shares.

If the SPAC submits the combination to a shareholder vote, it will typically prepare and file a proxy statement with the SEC to be mailed to shareholders. The proxy is also used to offer the shareholders their redemption rights pursuant to the SPAC’s charter documents. Approval of the transaction typically requires a majority of the shares to vote in favor of the business combination. The management team typically agrees at the IPO to vote its founder shares and any public shares acquired by it during or after the IPO in favor of the proposed business combination. If the business combination contemplates a tender offer in lieu of a proxy/redemption, the SPAC will prepare a tender offer.

Once the SPAC completes a business combination, it becomes an ordinary public operating company, albeit with certain rules applying to it due its former status as a shell company.

Failure to Complete a Business Combination. Pursuant to its formation documents, if a SPAC is unable to complete the initial business combination within the specified time period, the SPAC will (i) cease all operations except for the purpose of winding up, (ii) redeem the then-outstanding public common shares for cash at a per-share price equal to the aggregate amount then on deposit in the trust account, including any earned interest, divided by the number of then-outstanding public shares, and (iii) as promptly as reasonably possible following such redemption, dissolve and liquidate, subject in each case to the SPAC’s obligations under applicable law, including to provide for claims of creditors. A SPAC may also seek to extend the initial time period to complete a business combination, so long as it concurrently offers shareholders the redemption rights they would have upon liquidation.

Specialty Finance Assets

Specialty Finance Assets. Specialty finance companies provide capital or financing to businesses within specified market segments. These companies are often distinguished by their market specializations which allow them to focus on the specific financial needs of their clients. Specialty finance companies often engage in asset-based and other forms of non-traditional financing activities (i.e., by providing financing to borrowers that are unable to access traditional forms of financing such as through commercial bank lending or by accessing the public debt markets). While they generally compete against traditional financial institutions with broad product lines and, often, greater financial resources, specialty finance companies seek competitive advantage by focusing their attention on market niches, which may provide them with deeper knowledge of their target market and its needs. Specialty finance companies include mortgage specialists to certain consumers, equipment leasing specialists to certain industries and equity or debt-capital providers to certain small businesses. Specialty finance companies often utilize tax-efficient or other non-traditional structures, such as BDCs (as discussed above under “—Closed-End Funds and BDCs”) and real estate investment trusts. See also “—Marketplace Lending Instruments” below.”

REITs. REITs are financial vehicles that pool investors’ capital to invest primarily in income-producing real estate or real estate-related loans or interests. The Fund’s REIT investments can generally be classified as “Mortgage REITs,” “Equity REITs” and “Hybrid REITs.” Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents, royalties and lease payments. Hybrid REITs combine the characteristics of both Mortgage REITs and Equity REITs. The Fund may invest in REIT shares which are trading in the secondary market on a U.S. securities exchange or invest in an initial public offering of REIT shares. The Fund also may invest in debt securities of REITs. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject generally to risks associated with REITs.

Distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. REITs are not taxed on income distributed to their shareholders provided they comply with the applicable requirements of the Internal Revenue Code. Similar to BDCs, the securities of REITs, which are required to distribute substantially all of their income to investors in order to not be subject to entity level taxation, often offer a yield advantage over securities of other issuers, such as corporations, that are taxed on income at the entity level and are able to retain all or a portion of their income rather than distributing it to investors. Many of these distributions, however, will not generally qualify for favorable treatment as qualified dividend income. The Fund will indirectly bear its proportionate share of any management and other operating expenses charged by the REITs in which it invests, in addition to the expenses paid by the Fund.

Marketplace Lending Instruments

General. Marketplace lending is often referred to as “peer-to-peer” lending, which term originally reflected the initial focus of the industry on individual investors and consumer loan borrowers. In addition, the marketplace lending platforms may retain on their balance sheets a portion of the loan portfolios they originate. In marketplace lending, loans are originated through online platforms that provide a marketplace that matches consumers, SMEs and other borrowers seeking loans with investors willing to provide the funding for such loans. Since its inception, the industry has grown to include substantial involvement of institutional investors. These borrowers may seek such loans for a variety of different purposes, ranging, for example, from loans to fund elective medical procedures to loans for franchise financing. The procedures through which borrowers obtain loans can vary between platforms, and between the types of loans (e.g., consumer versus SME). In the case of consumer platforms, prospective borrowers must disclose or otherwise make available to the platform operator certain financial and other information including, for example, the borrower’s credit score (as determined by a credit reporting agency), income, debt-to-income ratio, credit utilization, employment status, homeownership status, number of existing credit lines, intended use of funds and the number and/or amount of recent payment defaults and delinquencies, certain of which information is then made available to prospective lenders. The borrower must satisfy the minimum eligibility requirements set by the operator. The operator uses the information provided by the borrower (along with other relevant data such as the characteristics of the loan) to assign its own credit rating (in the case of most consumer platforms) and the interest rate for the requested loan. Lenders may select which loans to fund based on such borrower-provided information and platform-assigned credit rating (to the extent available) and the yield to the lender, which is the fixed interest rate assigned by the platform to the loan net of any fees charged by the platform, including servicing fees for screening borrowers for their eligibility, managing the supply and demand of the marketplace, and facilitating payments and debt collection, among other things. A typical servicing fee charged to the lender is 1% of the outstanding loan balance. Operators may also charge borrowers an origination fee, which is typically 1% to 5% of the loan balance. The platforms may set limits as to the maximum dollar amount that may be requested by a borrower (whether through one or multiple loans) and the minimum dollar amount that a lender must provide under each loan. The loans originated through the online consumer lending platforms typically have a fixed term ranging between six months and five years in principal amounts with a minimum (e.g., $1,000) and maximum (e.g., $100,000), and typically amortize through equal monthly payments to their maturity dates. The Fund intends to hold its Marketplace Loan investments until maturity.

The Marketplace Loans in which the Fund will typically invest will be newly issued and/or current as to interest and principal payments at the time of investment, and a substantial portion of the Fund’s Marketplace Lending Instrument investments are made through purchases of whole loans. A small number of marketplace lending platforms originate a substantial portion of the Marketplace Loans in the United States (in particular, LendingClub Corporation (“LendingClub”) and Prosper Funding LLC (“Prosper”) currently originate the large majority of all U.S. consumer Marketplace Loans). As such, a substantial portion of the Fund’s Marketplace Loan investments have originated from one of these platforms. The Adviser intends to continue to build relationships and enter into agreements with additional platforms. However, if there are not sufficient qualified loan requests through any platform, the Fund may be unable to deploy its capital in a timely or efficient manner. In such event, the Fund may be forced to invest in cash, cash equivalents, or other assets that fall within its investment policies that could offer lower returns than the Fund’s target returns from investments in Marketplace Loans. The Fund will enter into purchase agreements with platforms, which will outline, among other things, the terms of the loan purchase, loan servicing, the rights of the Fund to assign the loans and the remedies available to the parties. Although the form of these agreements are similar to those typically available to all investors, institutional investors such as the Fund (unlike individual retail investors) will have an opportunity to negotiate some of the terms of the agreement. In particular, the Fund will have greater negotiating power related to termination provisions and custody of the Fund’s account(s) relative to other investors due to the restrictions placed on the Fund by the 1940 Act, of which the platforms are aware. Pursuant to such agreements, the platform or a third-party servicer will typically service the loans, collecting payments and distributing them to the Fund, less any servicing fees, and the servicing entity, unless directed by the Fund, typically will make all decisions regarding acceleration or enforcement of the loans following any default by a borrower. The Fund expects to have a backup servicer in case any platform or third-party servicer ceases or fails to perform the servicing functions, which the Fund expects will mitigate some of the risks associated with a reliance on platforms or third-party servicers for servicing of the Marketplace Loans.

In the United States, a platform may be subject to extensive regulation, oversight and examination at both the federal and state level, and across multiple jurisdictions if it operates its business nationwide. Accordingly, platforms are generally subject to various securities, lending, licensing and consumer protection laws. Most states limit by statute the maximum rate of interest that lenders may charge on consumer loans. A limited number of states also may have interest rate caps for certain commercial loans. The maximum permitted interest rate can vary substantially between states. Some states impose a fixed maximum rate while others link the maximum rate to a floating rate index. Some platforms obtain state lending licenses and lend directly to borrowers. Other platform operators through a contractual relationship with a bank purchase bank originated loans. In this model, an operator of a platform may be able to (through existing law and legal interpretations) be the beneficiary of the federal preemption available to federally insured banks that preempt the state laws and usury rates applicable under the various state laws where borrowers reside. An operator that is subject to state licensing requirements either as an arranger of loans, lender or servicer must also comply with any associated recordkeeping, financial reporting, disclosure, minimum net worth, surety bond or similar requirements imposed by state law, must observe any limitations that applicable state laws impose on the business activities or practices of licensed entities (including any limits imposed on permitted rates orfees if the operator is also the lender) and will be subject to examination by the applicable state regulators. The federal and state consumer protection laws generally (i) require lenders to provide consumers with specified disclosures regarding the terms of the loans and/or impose substantive restrictions on the terms on which loans are made; (ii) prohibit lenders from discriminating against consumers on the basis of certain protected classes; and (iii) restrict the actions that a lender or debt collector can take to realize on delinquent or defaulted loans. Operators of platforms that are not organized as banks are not subject to direct supervision by federal bank or financial institution regulators such as the Federal Deposit Insurance Corporation, the Office of the Comptroller of the Currency or the Federal Reserve Bank. However, operators of platforms that are service providers to FDIC insured banks (as described below) may be subject to banking laws and regulations under the Bank Service Company Act and thereby subject to regulation and examination. Other platform operators nonetheless may agree (at the request of such banks) to comply with certain banking laws not otherwise applicable to the platforms.

In addition to the foregoing, courts have recently considered the regulatory environment applicable to marketplace lending platforms and purchasers of Marketplace Loans. In light of recent decisions, if upheld and widely applied, certain marketplace lending platforms could be required to restructure their operations and certain loans previously made by them through funding banks may not be enforceable, whether in whole or in part, by investors holding such loans, could be subject to reduced returns or the platform operator subject to fines and penalties. As a result, large amounts of Marketplace Loans purchased by the Fund (directly or indirectly) could become unenforceable, thereby causing losses for Common Shareholders. As a result of those decisions, some marketplace lending platforms have restructured their programs to avoid the effect of those decisions. However, the effect of those changes have not been litigated.

Marketplace Loans and Pass-Through Notes. As noted above, the underlying Marketplace Loan origination processes employed by each platform may vary significantly. Under one model employed by certain platforms in the United States, the operator of the platform maintains a contractual relationship with a bank and operates a website to help the bank originate loans. The principal amount of each loan is then advanced to the borrower by the same or a different bank (the “funding bank”). The platform operator sometimes purchases the loan from the funding bank at par shortly after its origination and may resell it directly to an investor under a whole loan purchase program. The bank may also sell loans directly to investors and, in some cases, retains some of the loans on its balance sheet. Institutional investors, such as the Fund, typically invest in whole loans, and therefore acquire the entire beneficial interest in the loans in which they invest, rather than fractional portions of or participations in such loans. Alternatively, the operator of the platform may purchase the loan from the funding bank at par using the funds of multiple lenders and then issues to each such lender at par a Pass-Through Note of the operator (or an affiliate of the operator) representing the right to receive the lender’s proportionate share of all principal and interest payments received by the operator from the borrower on the loan funded by such lender (net of the platform servicing fees). As a further alternative, certain operators (including most SME lenders) do not engage funding banks but instead extend their loans directly to the borrowers. These lenders similarly may sell the funded loans as whole loans to institutional investors or sell Pass-Through Notes backed by individual loans or engage in other capital market transactions.

The platform operator typically will service the loans it originates and will maintain a separate segregated deposit account into which it will deposit all payments received from the obligors on the loans. Upon identification of the proceeds received with respect to a loan and deduction of applicable fees, the platform operator forwards the amounts owed to the lenders or the holders of any related Pass-Through Notes, as applicable.

A platform operator is not obligated to make any payments due on a Marketplace Loan or Pass-Through Note (except to the extent that the operator actually receives payments from the borrower on the related loan). Accordingly, lenders assume all of the credit risk on the loans they fund through a Pass-Through Note or whole loan purchased from a platform operator and are not entitled to recover any deficiency of principal or interest from the platform operator if the underlying borrower defaults on its payments due with respect to a loan. In addition, a platform operator is generally not required to repurchase Marketplace Loans from a lender or purchaser except under very narrow circumstances, such as in cases of verifiable identity fraud by the borrower or as may otherwise be negotiated by a purchaser of whole loans. As loan servicer, the platform operator or an affiliated entity typically has the ability to refer any delinquent Marketplace Loan to a collection agency (which may impose additional fees and costs that are often as high, or higher in some cases, as 35% of any recovered amounts). The Fund itself will not directly enter into any arrangements or contracts with the collection agencies (and, accordingly, the Fund does not currently anticipate it would have, under current law and existing interpretations, substantial risk of liability for the actions of such collection agencies). At the same time, the relatively low principal amounts of Marketplace Loans often make it impracticable for the platform operator to commence legal proceedings against defaulting borrowers. Marketplace Loans may be secured (generally in the case of SME loans) or unsecured (generally in the case of consumer loans). There can be no assurance that any collateral pledged to secure a Marketplace Loan can be liquidated quickly or at all or will generate proceeds sufficient to offset any defaults on such loan.

Generally, the Marketplace Loans in which the Fund will invest will fully amortize and will not be interest-only. However, in some sectors, the loans may be interest-only with the principal to be paid at the end of the term.

The documentation for Marketplace Loans is executed electronically. Accordingly, the borrower does not execute a physical loan note and no such note is available for delivery to investors. No Marketplace Loans currently being offered have been registered with the SEC and the only Pass-Through Notes that have been registered with the SEC are those issued by LendingClub and Prosper. In addition, Marketplace Loans are not listed on any securities exchange (although secondary market trading in Pass-Through Notes issued by LendingClub does occur on an electronic “alternative trading system” maintained by FOLIOfn, Inc., a registered broker-dealer). Marketplace Loans are therefore generally illiquid and the issuers provide no assurances as to the liquidity or value of the loans. An active secondary market for the Marketplace Loans does not currently exist and an active market for the Marketplace Loans may not develop in the future.

As described above, borrowers of Marketplace Loans electronically execute each of the loan documents prepared in connection with the applicable loan, binding the borrower to the terms of the loan, which include the provision that the loan may be transferred to another party. Each platform requires buyers to open an account with the platform in order to purchase loans. The Fund will direct the custodian to open an account with each platform selected by the Fund. The account will be opened in the name of the custodian as custodian for the Fund. When the Fund directs the purchase of a loan, the custodian receives electronically from the platform the loan documents and evidence of the purchase and ownership by the Fund, thereby obtaining custody of the documentation that creates and represents the Fund’s rights in the loan. In addition to the promissory note, such documentation generally includes (depending on the platform) the borrower agreement, authorization to obtain credit reports for loan listing, truth in lending disclosure, terms of use and consent to electronic transactions and disclosures, credit profile authorization, bank account verification and debit authorization (or equivalents thereof). The Fund’s custodian then wires funds to the platform in payment of the loans. The custodian maintains on its books a custodial account for the Fund through which the custodian holds in custody the platform account, the loan/loan documents, and, if applicable, any cash in the platform account including the interest and principal payments received on the loan. The Fund generally will not have access to personally identifiable information about the individual borrowers (e.g., names or similar identifying information) prior to purchasing loans or other Marketplace Lending Instruments, although the Fund’s custodian will have this information for whole loans owned by the Fund (and the Fund and the Adviser have established procedures with the Fund’s custodian designed to prevent the inadvertent communication of personally identifiable borrower information by the Fund’s custodian to the Fund or the Adviser). As transferee of the platform’s ownership rights in the loan, the Fund obtains all of the platform’s ownership rights in the loan and is able to enforce the Fund’s contractual rights against the platform, as well as enforce the servicing agreements, including the right to direct the servicer to enforce the Fund’s rights against the borrower in accordance with the servicer’s servicing policies and the terms of the servicing agreement, as applicable.

Operators of platforms that have entered into arrangements with funding banks, as described above, may not be subject to state usury law limitations in reliance on a federal law preemption that permits banks to “export” their home state interest rates and not be subject to the borrower’s state usury laws. These arrangements are structured such that the funding bank, and not the operator of the platform, is deemed to be the “true lender.” This model, however, has been brought into question by recent court decisions described above. Under other models employed by various platforms, operators may determine not to engage in any arrangements with a funding bank. In these cases, primarily with respect to business or commercial loans, operators may determine to rely on a single state’s lending license in order to lend to borrowers across multiple states or obtain licenses in multiple states to make loans.

Asset-Backed Securities. The Fund also may invest in Marketplace Loans through special purpose vehicles (“SPVs”) established solely for the purpose of holding assets (e.g., commercial loans) and issuing securities (“asset-backed securities”) secured only by such underlying assets (which practice is known as securitization). The Fund may invest, for example, in an SPV that holds a pool of loans originated by a particular platform. The SPV may enter into a service agreement with the operator or a related entity to ensure continued collection of payments, pursuit of delinquent borrowers and general interaction with borrowers in much the same manner as if the securitization had not occurred.

The SPV may issue multiple classes of asset-backed securities with different levels of seniority. The more senior classes will be entitled to receive payment before the subordinate classes if the cash flow generated by the underlying assets is not sufficient to allow the SPV to make payments on all of the classes of the asset-backed securities. Accordingly, the senior classes of asset-backed securities receive higher credit ratings (if rated) whereas the subordinated classes have higher interest rates. In general, the Fund may invest in both rated senior classes of asset-backed securities as well as unrated subordinated (residual) classes of asset-backed securities. The subordinated classes of asset-backed securities in which the Fund may invest are typically considered to be an illiquid and highly speculative investment, as losses on the underlying assets are first absorbed by the subordinated classes.

The value of asset-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, asset-backed securities differ from traditional fixed-income securities because they generally will be subject to prepayment based upon prepayments received by the SPV on the loan pool. The price paid by the Fund for such securities, the yield the Fund expects to receive from such securities and the weighted average life of such securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets.

Other Investments and Transactions

Options. The Fund may purchase put options as a hedging position. A put option gives the purchaser of the put option, in return for a premium paid, the right to sell the underlying security, index or other instrument to the writer of the put option at a specified price within a specified time frame. Typically, the Fund’s purchase of a put option on a security may be intended to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price.

A covered put option is a put option with respect to which the Fund has segregated cash or liquid securities to fulfill the obligation of the option. The purchaser of a put option runs the risk of losing the purchaser’s entire investment, paid as the premium, in a relatively short period of time if the option is not sold at a gain or cannot be exercised at a gain prior to expiration. The un-covered writer of a put option is subject to a risk of loss if the price of the underlying security should decrease.

Short Sale Transactions. The Fund may engage in short sales to hedge positions, manage portfolio risk, maintain portfolio flexibility and/or enhance income or gain. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. The Fund also may be required to pay a fee, which would increase the cost of the security sold. There may also be other costs associated with short sales.

The Fund will incur a loss, which may be unlimited, as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any fee or amounts in lieu of interest the Fund may be required to pay in connection with a short sale, and will also be decreased by any transaction or other costs.

Until the Fund replaces a borrowed security in connection with a short sale, the Fund generally will (a) segregate cash or liquid assets at such a level that the segregated assets plus any amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover its short position in accordance with applicable law.

There is no guarantee that the Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that the Fund is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If that occurs, the Fund may be “bought in” at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price.

USE OF LEVERAGE

The Fund may borrow money and/or issue Preferred Shares, notes or debt securities for investment purposes. These practices are known as leveraging. In addition, the Fund may enter into derivative and other transactions that have the effect of leverage, including its short sale transactions. See “Risks—Other Investment-Related Risks—Short Sale Risks.” The Adviser will determine whether or not to engage in leverage based on its assessment of conditions in the debt and credit markets. As of the time immediately after it enters into any of the foregoing transactions, the Fund will seek to limit its overall effective leverage to         % of its Managed Assets. Since the holders of common stock pay all expenses related to the use of leverage, such use of leverage would create a greater risk of loss for the Fund’s Common Shares than if leverage is not used. The Fund currently anticipates that leverage will initially be obtained through the use of bank borrowings or other similar term loans. The Fund does not anticipate that it will issue Preferred Shares within 12 months of the date of this Prospectus.

Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after doing so the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of the Fund’s total assets including the amount borrowed). Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its shares, or purchase any such shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be.

Under the 1940 Act, the Fund is not permitted to issue Preferred Shares if, immediately after the issuance of Preferred Shares, the “asset coverage” with respect to such Preferred Shares would be less than 200%. With respect to Preferred Shares, “asset coverage” means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund plus the aggregate liquidation preference of such Preferred Shares. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the Preferred Shares have an asset coverage of at least 200% (determined after deducting the amount of such dividend or other distribution). Normally, holders of Common Shares will elect the directors of the Fund except that the holders of any Preferred Shares will elect two directors. In the event the Fund failed to pay dividends on its Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the directors until the dividends are paid.

The Fund may be subject to certain restrictions on investments imposed by lenders or by one or more rating agencies that may issue ratings for any senior securities issued by the Fund. Borrowing covenants or rating agency guidelines may impose asset coverage or Fund composition requirements that are more stringent than those imposed on the Fund by the 1940 Act.

The Fund may enter into derivatives or other transactions that may provide leverage (other than through borrowings or the issuance of Preferred Shares), but which are not subject to the above noted limitations under the 1940 Act if the Fund earmarks or segregates liquid assets (or enters into offsetting positions) in accordance with applicable SEC regulations and interpretations to cover its obligations under those transactions and instruments. These transactions will entail additional expenses (e.g., transaction costs) which will be borne by the Fund. These types of transactions have the potential to increase returns to Common Shareholders, but they also involve additional risks. This additional leverage will increase the volatility of the Fund’s investment portfolio and could result in larger losses than if the transactions were not entered into. However, to the extent that the Fund enters into offsetting transactions or owns positions covering its obligations, the leveraging effect is expected to be reduced or eliminated. See “Risks—Structural Risks—Leverage Risks” for the risks associated with the Fund’s use of leverage and “Risks—Investment-Related Risks” for the risks associated with certain of the Fund’s investments and transactions that have the effect of leverage.

Effects of Leverage. Assuming the use of leverage in the amount of      % of the Fund’s Managed Assets and an annual interest rate on leverage of         % payable on such leverage based on estimated market interest rates as of the date of this Prospectus, the additional income that the Fund must earn (net of estimated expenses related to leverage) in order to cover such interest payments is         %. The Fund’s actual cost of leverage will be based on market interest rates at the time the Fund undertakes a leveraging strategy, and such actual cost of leverage may be higher or lower than that assumed in the previous example.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on total return on Common Shares, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what the Fund’s investment portfolio returns will be. In other words, the Fund’s actual returns may be greater or less than those appearing in the table below. The table further reflects the use of leverage representing approximately       % of the Fund’s Managed Assets after such issuance and the Fund’s currently projected annual interest rate of        %. See “Risks—Structural Risks—Leverage Risks.” The table does not reflect any offering costs of Common Shares or leverage.

Assumed Portfolio Return	-10.00%	-5.00%	0.00%	5.00%	10.00%
Common Share Total Return	%	%	%	%	%

Total return is composed of two elements—the dividends on Common Shares paid by the Fund (the amount of which is largely determined by the Fund’s net investment income after paying the cost of leverage) and realized and unrealized gains or losses on the value of the securities the Fund owns. As the table shows, leverage generally increases the return to Common Shareholders when portfolio return is positive or greater than the costs of leverage and decreases return when the portfolio return is negative or less than the costs of leverage.

During the time in which the Fund is using leverage, the amount of the fees paid to the Adviser for investment management services will be higher than if the Fund did not use leverage because the fees paid will be calculated based on the Fund’s Managed Assets. This may create a conflict of interest between the Adviser and the holders of Common Shares. Also, because the leverage costs will be borne by the Fund at a specified interest rate, only the Fund’s Common Shareholders will bear the cost of the Fund’s management fees and other expenses. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

RISKS

Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing in the Common Shares, you should consider the following risk factors as well as the other information in this Prospectus and the SAI. The risks in each subsection below are listed in alphabetical order.

Structural Risks

This subsection of “Risks” highlights risks that are associated with an investment in closed-end funds generally (including the Fund and the closed-end funds in which the Fund invests) as well as those that are associated with the specific structural elements of the Fund. See “—Investment-Related Risks” below for risks associated with the specific principal investments of the Fund.

Anti-Takeover Provisions

Maryland law and the Fund’s Charter and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status, including the adoption of a staggered Board of Directors and the supermajority voting requirements discussed herein. These provisions could deprive the holders of Common Shares of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares or at NAV. See “Certain Provisions of the Fund’s Charter and Bylaws and of Maryland Law.”

Asset Allocation Risk

The Fund’s performance will depend in part on the success of the Adviser’s methodology in allocating the Fund’s assets among the Fund’s principal investment strategies. To the extent that the Adviser’s asset allocation such strategies fails to produce the intended result, the Fund’s return may suffer. Additionally, the potentially active asset allocation style of the Fund may lead to changing allocations over time and represent a risk to investors who target fixed asset allocations.

Cyber Security Risk

With the increased use of the Internet and because information technology (“IT”) systems and digital data underlie most of the Fund’s operations, the Fund and the Adviser, transfer agent, and other service providers and the vendors of each (collectively, the “Service Providers”) are exposed to the risk that their operations and data may be compromised as a result of internal and external cyber-failures, breaches or attacks (“Cyber Risk”). This could occur as a result of malicious or criminal cyber-attacks. Cyber-attacks include actions taken to: (i) steal or corrupt data maintained online or digitally, (ii) gain unauthorized access to or release confidential information, (iii) shut down the Fund or Service Provider website through denial-of-service attacks, or (iv) otherwise disrupt normal business operations. However, events arising from human error, faulty or inadequately implemented policies and procedures or other systems failures unrelated to any external cyber-threat may have effects similar to those caused by deliberate cyber-attacks.

Successful cyber-attacks or other cyber-failures or events affecting the Fund or its Service Providers may adversely impact the Fund or its shareholders or cause an investment in the Fund to lose value. For instance, such attacks, failures or other events may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, or cause reputational damage. Such attacks, failures or other events could also subject the Fund or its Service Providers to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. Insurance protection and contractual indemnification provisions may be insufficient to cover these losses. The Fund or its Service Providers may also incur significant costs to manage and control Cyber Risk. While the Fund and its Service Providers have established IT and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate Cyber Risk, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks may be highly sophisticated.

Cyber Risk is also present for issuers of securities or other instruments in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such issuers to lose value.

Defensive Measures

The Fund may invest up to 100% of its assets in cash, cash equivalents and short-term investments as a defensive measure in response to adverse market conditions, opportunistically at the discretion of the Adviser, or to manage the portfolio in connection with an Eligible Tender Offer or the termination of the Fund. During these periods, the Fund may not be pursuing its investment objective.

Investment and Market Risks

An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. The value of the Fund, like other market investments, may move up or down, sometimes rapidly and unpredictably. Overall stock market risks may also affect the NAV of the Fund. Factors beyond the control of the Fund such as domestic and foreign economic growth and market conditions, interest rate levels and political events affect the securities markets and, in turn, could adversely affect the Fund’s performance. The Common Shares at any point in time may be worth less than your original investment, even after taking into account any reinvestment of dividends and distributions.

Legislation and Regulatory Risks

At any time after the date of this Prospectus, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on the entities and/or securities in which the Fund invests. Legislation or regulation may also change the way in which the Fund is regulated. New or amended regulations may be imposed by the Commodity Futures Trading Commission (the “CFTC”), the Securities and Exchange Commission (“SEC”), the Federal Reserve or other financial regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental authorities or self-regulatory organizations.

Leverage Risks

Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. As a result, leverage may cause greater changes in the Fund’s NAV. The leverage costs may be greater than the Fund’s return on the underlying investments made from the proceeds of leverage. The Fund’s leveraging strategy may not be successful.

If the Fund were to utilize leverage in the form of borrowing, it anticipates that the money borrowed for investment purposes will incur interest based on shorter-term interest rates that would be periodically reset. So long as the Fund’s portfolio provides a higher rate of return, net of expenses, than the interest rate on borrowed money, as reset periodically, the leverage may cause the holders of Common Shares to receive a higher current rate of return than if the Fund were not leveraged. If, however, long-term and/or short-term rates rise, the interest rate on borrowed money could exceed the rate of return on securities held by the Fund, reducing return to the holders of Common Shares. Developments in the credit markets may adversely affect the ability of the Fund to borrow money for investment purposes and may increase the costs of such borrowings, which would reduce returns to the holders of Common Shares.

In general, the use of leverage involves risks and special considerations for Common Shareholders, including:

●	the likelihood of greater volatility of NAV, market price and dividend rate of the Common Shares than a comparable portfolio without leverage;
●	the risk that fluctuations in interest rates on borrowings or on short-term debt or in the interest or dividend rates on any debt securities or Preferred Shares that the Fund must pay will reduce the return to the Common Shareholders;
●	the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged, may result in a greater decline in the market price of the Common Shares;
●	when the Fund uses financial leverage, the investment management fees payable to the Adviser will be higher than if the Fund did not use leverage, and, accordingly, such use of leverage may create a conflict of interest between the Adviser and the holders of Common Shares; and
●	leverage may increase operating costs, which may reduce total return.

The use of leverage may require the Fund to segregate assets to cover its obligations (or, if the Fund borrows money or issues Preferred Shares, to maintain asset coverage in conformity with the requirements of the 1940 Act). While the segregated assets will be invested in liquid securities, they may not be used for other operational purposes. Consequently, the use of leverage may limit the Fund’s flexibility and may require that the Fund sell other portfolio investments to pay Fund expenses, to maintain assets in an amount sufficient to cover the Fund’s leveraged exposure or to meet other obligations at a time when it may be disadvantageous to do so. The use of segregation and cover with respect to a leverage instrument or technique may not mean that the Fund cannot suffer a loss on such a position or technique.

Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term debt securities or Preferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Adviser does not believe that these covenants or guidelines will impede it from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies if the Fund were to utilize such leverage.

Limited Term and Eligible Tender Offer Risk

The Fund is scheduled to terminate on or about the Termination Date (unless it is converted to a perpetual fund). The Fund is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Fund is not a “target term” fund whose investment objective is to return its original NAV on the termination date. The Fund’s investment objective and policies are not designed to seek to return to investors that purchase Common Shares in this offering their initial investment of $20.00 per Common Share on the Termination Date or in an Eligible Tender Offer, and such investors and investors that purchase Common Shares after the completion of this offering may receive more or less than their original investment upon termination or in an Eligible Tender Offer.

The Fund is not required to conduct an Eligible Tender Offer. If the Fund conducts an Eligible Tender Offer, there can be no assurance that the number of tendered Common Shares would not result in the Fund’s net assets totaling less than the Termination Threshold, in which case the Eligible Tender Offer will be terminated, no Common Shares will be repurchased pursuant to the Eligible Tender Offer and the Fund will terminate on or before the Termination Date (subject to possible extensions). Following the completion of an Eligible Tender Offer in which the number of tendered Common Shares would result in the Fund’s net assets equaling or totaling greater than the Termination Threshold, the Board of Directors may eliminate the limited term structure of the Fund upon the affirmative vote of a majority of the Board of Directors and without a vote of Common Shareholders. Thereafter, the Fund will have a perpetual existence. The Fund is not required to conduct additional tender offers following an Eligible Tender Offer and conversion to a perpetual structure. Therefore, remaining Common Shareholders may not have another opportunity to participate in a tender offer or exchange their Common Shares for the then-existing NAV per Common Share. Common Shares of closed-end management investment companies frequently trade at a discount from their NAV and as a result remaining Common Shareholders may only be able to sell their Common Shares at a discount to NAV. See “—Market Discount.” The Adviser may have a conflict of interest in recommending to the Board of Directors that the limited term structure be eliminated and the Fund have a perpetual existence.

In order to pay for Common Shares to be purchased in an Eligible Tender Offer or to liquidate the portfolio in connection with the Fund’s termination, the Fund will be required to sell its assets. As a result, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. The Fund may receive proceeds from the disposition of portfolio investments that are less than the valuations of such investments by the Fund and, in particular, losses from the disposition of illiquid securities may be significant. The disposition of portfolio investments by the Fund could also cause market prices of such instruments, and hence the NAV and market price of the Common Shares, to decline. In addition, disposition of portfolio investments will cause the Fund to incur increased brokerage and related transaction expenses.

Moreover, in conducting such portfolio transactions, the Fund may need to deviate from its investment policies and may not achieve its investment objective. The Fund’s portfolio composition may change as its portfolio holdings mature or are called or sold in anticipation of an Eligible Tender Offer or the Termination Date. During such period(s), it is possible that the Fund will hold a greater percentage of its total assets in shorter term and lower yielding securities and cash and cash equivalents than it would otherwise, which may impede the Fund’s ability to achieve its investment objective and adversely impact the Fund’s performance and distributions to Common Shareholders, which may in turn adversely impact the market value of the Common Shares. In addition, the Fund may be required to reduce its leverage, which could also adversely impact its performance. The additional cash or cash equivalents held by the Fund could be obtained through reducing the Fund’s distributions to Common Shareholders and/or holding cash in lieu of reinvesting, which could limit the ability of the Fund to participate in new investment opportunities. The Fund does not limit its investments to securities having a maturity date prior to or around the Termination Date, which may exacerbate the foregoing risks and considerations. A Common Shareholder may be subject to the foregoing risks over an extended period of time, particularly if the Fund conducts an Eligible Tender Offer and is also subsequently terminated by or around the Termination Date.

If the Fund’s tax basis for the investments sold is less than the sale proceeds, the Fund will recognize capital gains, which the Fund will be required to distribute to Common Shareholders. In addition, the Fund’s purchase of tendered Common Shares pursuant to a tender offer will have tax consequences for tendering Common Shareholders and may have tax consequences for non-tendering Common Shareholders. The purchase of Common Shares by the Fund pursuant to a tender offer will have the effect of increasing the proportionate interest in the Fund of non-tendering Common Shareholders. All Common Shareholders remaining after a tender offer will be subject to proportionately higher expenses due to the reduction in the Fund’s total assets resulting from payment for the tendered Common Shares. A reduction in net assets, and the corresponding increase in the Fund’s expense ratio, could result in lower returns and put the Fund at a disadvantage relative to its peers and potentially cause the Fund to trade at a wider discount to NAV than it otherwise would. Such reduction in the Fund’s total assets may also result in less investment flexibility, reduced diversification and greater volatility for the Fund, and may have an adverse effect on the Fund’s investment performance. Moreover, the resulting reduction in the number of outstanding Common Shares could cause the Common Shares to become thinly traded or otherwise adversely impact the secondary market trading of such shares. Furthermore, the portfolio of the Fund following an Eligible Tender Offer could be significantly different and, therefore, Common Shareholders retaining an investment in the Fund could be subject to greater risk. For example, the Fund may be required to sell its more liquid, higher quality portfolio investments to purchase Common Shares that are tendered in an Eligible Tender Offer, which would leave a less liquid, lower quality portfolio for remaining shareholders. The prospects of an Eligible Tender Offer may attract arbitrageurs who would purchase the Common Shares prior to the tender offer for the sole purpose of tendering those shares which could have the effect of exacerbating the risks described herein for shareholders retaining an investment in the Fund following an Eligible Tender Offer.

In connection with its termination, the Fund may distribute the proceeds from the disposition of portfolio securities in one or more liquidating distributions prior to the final liquidation, which may cause fixed expenses to increase when expressed as a percentage of assets under management. Upon termination, it is anticipated that the Fund will have distributed substantially all of its net assets to Common Shareholders, although securities for which no market exists, securities trading at depressed prices, if any, and assets recovered following termination may be placed in a liquidating trust. Common Shareholders will bear the costs associated with establishing and maintaining a liquidating trust, if necessary. Securities placed in a liquidating trust may be held for an indefinite period of time until they can be sold or pay out all of their cash flows. The Fund cannot predict the amount, if any, of securities that will be required to be placed in a liquidating trust.

Management Risks

The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s judgment will produce the desired results. Similarly, the Fund’s investments in closed-end funds are subject to the judgment of such funds’ managers which may prove to be incorrect. In addition, the Adviser will have limited information as to the portfolio holdings of the closed-end funds at any given time. This may result in the Adviser having less ability to respond to changing market conditions. The Fund may allocate its assets so as to under-emphasize or over-emphasize its investments under the wrong market conditions, in which case the Fund’s NAV may be adversely affected. In addition, in targeting perceived pricing inefficiencies, the Adviser is subject to the risk that the pricing or valuation of the Fund’s investments or targeted investments may change unexpectedly, which may result in reduced returns or losses to the Fund.

The Fund depends on the diligence, skill and business contacts of the investment professionals of the Adviser to achieve the Fund’s investment objective. In particular, the Adviser is dependent upon the expertise of its portfolio management team to implement the Fund’s strategies. If the Adviser was to lose the services of one or more key individuals, including members of its portfolio management team, it may not be able to hire qualified replacements or may require an extended time to do so. This could prevent the Fund from achieving its investment objective and could have an adverse effect on an investment in the Fund.

As with any managed fund, the Adviser may not be successful in selecting the best performing securities, leverage strategy or investment techniques, and the Fund’s performance may lag behind that of similar funds as a result.

Market Discount

Common shares of closed-end funds frequently trade at prices lower than NAV. This risk may be greater for investors selling their shares in a relatively short period of time after completion of the initial offering. In addition, common shares of closed-end funds may trade at prices lower than their initial offering price.

Market Disruption and Geopolitical Risks

The Fund may be adversely affected by uncertainties and events around the world, such as terrorism, political developments, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which they are invested. The Fund cannot predict the effects or likelihood of such events in the future on the U.S. and world economies, the value of the Common Shares or the NAV of the Fund. Assets of issuers, including those held in the Fund’s portfolio, could be direct targets, or indirect casualties, of an act of terrorism.

Global economies and financial markets are also becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region.

No Operating History

The Fund is a newly organized, diversified, closed-end management investment company with no operating history.

Not a Complete Investment Program

The Fund is intended for investors seeking total return consisting of capital appreciation and current income over the long-term and is not intended to be a short-term trading vehicle. An investment in the Common Shares of the Fund should not be considered a complete investment program. Each investor should take into account the Fund’s investment objective and other characteristics as well as the investor’s other investments when considering an investment in the Common Shares. An investment in the Fund may not be appropriate for all investors.

Portfolio Turnover Risk

The Fund’s annual portfolio turnover rate may vary greatly from year to year. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to holders of Common Shares, will be taxable as ordinary income. A high portfolio turnover may increase the Fund’s current and accumulated taxable earnings and profits, resulting in a greater portion of the Fund’s distributions being treated as a taxable dividend to the holders of the Common Shares. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. See “U.S. Federal Income Tax Matters.”

Potential Conflicts of Interest Risk

The Adviser and the portfolio managers of the Fund have interests which may conflict with the interests of the Fund. In particular, the Adviser manages and/or advises other investment funds or accounts with the same or similar investment objective(s) and strategies as the Fund. As a result, the Adviser and the Fund’s portfolio managers may devote unequal time and attention to the management of the Fund and those other funds and accounts, and may not be able to formulate as complete a strategy or identify equally attractive investment opportunities as might be the case if they were to devote substantially more attention to the management of the Fund. The Adviser and the Fund’s portfolio managers may identify a limited investment opportunity that may be suitable for multiple funds and accounts, and the opportunity may be allocated among these several funds and accounts, which may limit the Fund’s ability to take full advantage of the investment opportunity. Additionally, transaction orders may be aggregated for multiple accounts for purpose of execution, which may cause the price or brokerage costs to be less favorable to the Fund than if similar transactions were not being executed concurrently for other accounts. Furthermore, it is theoretically possible that a portfolio manager could use the information obtained from managing a fund or account to the advantage of other funds or accounts under management, and also theoretically possible that actions could be taken (or not taken) to the detriment of the Fund. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the Fund holds, potentially resulting in a decrease in the market value of the security held by the Fund.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other clients of the Adviser invest in, or even conduct research relating to, different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other clients of the Adviser or result in the Adviser receiving material, non-public information, or the Adviser may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if the Adviser acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager or other investment personnel may be restricted from purchasing securities or selling certain securities for the Fund or other clients.

The portfolio managers also may engage in cross trades between funds and accounts, may select brokers or dealers to execute securities transactions based in part on brokerage and research services provided to the Adviser which may not benefit all funds and accounts equally and may receive different amounts of financial or other benefits for managing different funds and accounts. The Adviser and its affiliates may provide more services to some types of funds and accounts than others.

The Fund and the Adviser have adopted policies and procedures that address the foregoing potential conflicts of interest, including policies and procedures to address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all accounts of the Adviser are treated equitably. There is no guarantee that the policies and procedures adopted by the Adviser and the Fund will be able to identify or mitigate all conflicts of interest that arise between the Fund and any other investment funds or accounts that the Adviser may manage or advise from time to time. For further information on potential conflicts of interest, see “Management of the Fund—Conflicts of Interest” in the SAI.

In addition, while the Fund is using leverage, the amount of the fees paid to the Adviser for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on the Fund’s Managed Assets, which include assets purchased with leverage. Therefore, the Adviser has a financial incentive to leverage the Fund, which creates a conflict of interest between the Adviser and the Common Shareholders.

Secondary Market for the Common Shares

The issuance of Common Shares through the Plan may have an adverse effect on the secondary market for the Common Shares. The increase in the number of outstanding Common Shares resulting from the issuances pursuant to the Plan and the discount to the market price at which such Common Shares may be issued, may put downward pressure on the market price for the Common Shares. When the Common Shares are trading at a premium, the Fund may also issue Common Shares that may be sold through private transactions effected on the NYSE or through broker-dealers. The increase in the number of outstanding Common Shares resulting from these offerings may put downward pressure on the market price for Common Shares.

Investment-Related Risks

The following risks are associated with the investments the Fund may make and also may be associated (along with other risks) with the investments of the closed-end funds in which the Fund invests.

Closed-End Fund and BDC Investment-Related Risks:

Baby Bonds Risk

The primary risk associated with investments in baby bonds is that the issuer or insurer of a baby bond may default on principal and/or interest payments when due on the baby bond. Such a default would have the effect of lessening the income generated by the Fund and/or the value of the baby bonds. Baby bonds are also subject to typical credit ratings risks associated with other fixed-income instruments.

BDC Risks

Investments in closed-end funds that elect to be treated as BDCs may be subject to a high degree of risk and speculative investing. BDCs typically invest in and lend to small and medium-sized private and certain public companies that may not have access to public equity markets or capital raising. As a result, a BDC’s portfolio typically will include a substantial amount of securities purchased in private placements, and its portfolio may carry risks similar to those of a private equity or private debt fund. Securities that are not publicly registered may be difficult to value and may be difficult to sell at a price representative of their intrinsic value. Small and medium-sized companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on the value of their stock than is the case with a larger company. Some BDCs invest substantially, or even exclusively, in one sector or industry group and therefore carry risk of that particular sector or industry group. To the extent a BDC focuses its investments in a specific sector, the BDC will be susceptible to adverse conditions and economic or regulatory occurrences affecting the specific sector or industry group, which tends to increase volatility and result in higher risk.

Investments in BDCs are also subject to the risk that the management team will be unable to meet the BDC’s investment objective or manage the BDC’s portfolio when the underlying securities are redeemed or sold, particularly during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change. Common shares of BDCs are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a discount to their NAV.

BDCs may utilize leverage in their portfolios through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects the BDC to increased risks, including the likelihood of increased volatility and the possibility that the BDC’s common share income may fall if the interest rate on any borrowings rises.

Instability in the financial markets or deterioration in credit and financing conditions could have material and adverse consequences on the availability of debt and equity capital relied on by certain BDCs, and the companies in which they invest, to grow or could otherwise increase the costs of such capital and/or result in less favorable terms and conditions, thereby decreasing the investment income or otherwise damaging the business of such BDCs.

The Fund will indirectly bear its proportionate share of any management fees and other operating expenses incurred by the BDCs and of any performance-based or incentive fees payable by the BDCs, in addition to the expenses paid by the Fund. BDCs generally charge a management fee of up to 2.0% and up to a 20% incentive fee on income and/or capital gains.

Closed-End Fund Pricing Risk

The Fund may invest in shares of closed-end funds that are trading at a discount to NAV or at a premium to NAV. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the NAV of the Fund’s Common Shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

The market price of closed-end fund common shares may be affected by factors such as NAV, dividend or distribution levels and their stability (which will in turn be affected by levels of dividend and interest payments by the closed-end fund’s portfolio holdings, the timing and success of the closed-end fund’s investment strategies, regulations affecting the timing and character of fund distributions, fund expenses and other factors), supply of and demand for the shares, trading volume of the shares, general market, interest rate and economic conditions and other factors beyond the control of the closed-end fund.

Risks Associated with Closed-End Fund Common Shares

As the Fund may invest up to       % of its Managed Assets in common shares of closed-end funds (including BDCs), the Fund’s performance will depend to a greater extent on the overall performance of investment companies generally, in addition to the performance of the specific closed-end funds (and other assets) in which the Fund invests. Such closed-end funds are not subject to the Fund’s investment policies and restrictions and may invest their assets in securities and other instruments, and may use investment techniques and strategies, that are not described in this Prospectus. Accordingly, such closed-end funds may subject the Fund to risks beyond those summarized herein. Moreover, the closed-end funds in which the Fund invests also will be subject to many of the “Structural Risks” associated with an investment in the Fund’s Common Shares (as summarized above), including Leverage Risk. As with an investment in the Fund’s Common Shares, an investment by the Fund in other closed-end funds involves the risk that the Fund may receive little or no return on its investment or even that it may lose part or all of its investment.

The Fund cannot dictate how the closed-end funds in which it invests manage their assets, and the Fund generally will not know the current, specific holdings of such closed-end funds or whether such funds are in compliance with their investment policies and strategies. As such, there is risk that the Fund may be exposed to investments and strategies the Adviser did not intend to pursue, which in turn could result in greater losses to the Fund.

Although the Fund will not concentrate its investments in a particular industry or group of industries, its overall exposure to a single industry may be greater after factoring in the investments of the closed-end funds in which it invests. In such case, the Fund may be more susceptible to adverse economic, political or regulatory occurrences and other factors affecting that particular industry.

Common Shareholders will indirectly bear the fees and expenses of the closed-end funds in which the Fund invests, in addition to the direct fees and expenses associated with an investment in the Common Shares. See “Summary of Fund Expenses” for further discussion of such “acquired fund fees and expenses.”

The Fund’s investment in a closed-end fund may result in the Fund’s receipt of cash in excess of the closed-end fund’s earnings; if the Fund distributes these amounts, the distributions could constitute a return of capital to Fund shareholders for federal income tax purposes but may be characterized as a dividend if the Fund has earnings from other sources. As a result of these factors, the use of the fund of funds structure by the Fund could therefore affect the amount, timing and character of distributions to shareholders.

Risks Associated with Closed-End Fund and BDC Preferred Shares

Preferred stock represents the senior residual interest in the assets of an issuer (such as a closed-end fund or BDC) after meeting all claims, with priority to corporate income and liquidation payments over the issuer’s common stock. As such, preferred stock is inherently riskier than the bonds and other debt instruments of the issuer, but less riskier than its common stock. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip (in the case of “non-cumulative” preferred stocks) or defer (in the case of “cumulative” preferred stocks) dividend payments. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. If the Fund owns preferred stock that is deferring its distributions, the Fund may be required to report income for U.S. federal income tax purposes while it is not receiving cash payments corresponding to such income. Preferred stocks often contain provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. When interest rates fall below the rate payable on an issue of preferred stock or for other reasons, the issuer may redeem the preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Preferred stocks may be significantly less liquid than many other securities, such as U.S. Government securities, corporate debt and common stock.

SPAC Investment-Related Risks:

Anti-takeover Provisions

Provisions in a SPAC’s organizational documents and the law of the jurisdiction in which the SPAC was organized may inhibit a takeover of the SPAC, which could limit the price investors might be willing to pay in the future for the SPAC’s common stock or discourage unsolicited takeover proposals that stockholders may consider to be in their best interests, as well as make it more difficult to remove management. Such organizational document provisions may, for example, implement a staggered board of directors and allow the board of directors to designate the terms of and issue new series of preferred shares. In addition, the laws of the SPAC’s jurisdiction could delay or prevent a change of control.

Illiquidity Risk

Investments in SPACs may be illiquid and/or be subject to restrictions on resale. In addition, if a SPAC seeks stockholder approval of its initial business combination and it does not conduct redemptions pursuant to the tender offer rules, the SPAC’s organizational documents may provide that a public stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from seeking redemption with respect to more than a certain aggregate amount of the shares sold (the “Excess Shares”) in the SPAC’s initial public offering (typically 15-20%) without prior consent. A stockholder would not be restricted in its ability to vote all of its shares (including Excess Shares) for or against the SPAC’s initial business combination but, nonetheless, the Fund’s inability to redeem Excess Shares could reduce its influence over the SPAC. Under the foregoing circumstances, the Fund would be forced to continue to hold such Excess Shares and could only dispose of them in open market transactions, potentially at a loss.

A securities exchange may delist a SPAC’s securities, which could also limit the ability of investors to make transactions in such securities and subject it to additional trading restrictions. Typically, a SPAC’s units are listed on a national securities exchange promptly after its initial public offering, and its common stock and warrants are listed on or promptly after their date of separation. There can be no assurance that a SPAC’s securities will be, or will continue to be, listed on a national securities exchange in the future or prior to a SPAC’s initial business combination. In order to continue listing its securities on a securities exchange prior to its initial business combination, a SPAC must maintain certain financial, distribution and stock price levels. Additionally, in connection with its initial business combination, a SPAC may be required to demonstrate compliance with its securities exchange’s initial listing requirements, which generally are more rigorous than continued listing requirements, in order to continue to maintain the listing of the SPAC’s securities on such securities exchange.

If a securities exchange delists any of a SPAC’s securities from trading on its exchange and the SPAC is not able to list such securities on another national securities exchange, such securities could be quoted on an over-the-counter market. If this were to occur, a SPAC could face significant material adverse consequences, including:

●	a limited availability of market quotations for its securities;

●	reduced liquidity for its securities;

●	a determination that its common stock is a “penny stock” which will require brokers trading in its common stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for a SPAC’s securities;

●	a limited amount of news and analyst coverage; and

●	a decreased ability to issue additional securities or obtain additional financing in the future.

Limited Access to Trust Accounts

The Fund will not have any rights or interests in funds from a SPAC’s trust account, except under certain limited circumstances. A SPAC’s public stockholders will generally be entitled to receive funds from the SPAC’s trust account only upon the earlier to occur of: (1) the completion of its initial business combination, and then only in connection with those shares of common stock that such stockholder properly elected to redeem; (2) the redemption of any public shares properly tendered in connection with a stockholder vote to amend the SPAC’s organizational documents to modify the substance or timing of its obligation to redeem its public shares if it does not complete its initial business combination within a specified time following the closing of its initial public offering; and (3) the redemption of all of the SPAC’s public shares if it is unable to complete its initial business combination within a specified time following the closing of its initial public offering, subject to applicable law. Generally, in no other circumstances will a public stockholder have any right or interest of any kind in a SPAC’s trust account, and holders of warrants will not have any right to the proceeds held in a SPAC’s trust account with respect to the warrants. To liquidate its investment, therefore, the Fund may be forced to sell its public shares or warrants, potentially at a loss.

Limited Investment Opportunities Risk

The Fund may have a limited pool of issuers from which to select its SPAC investments and the limited number of SPACs with publicly traded securities in existence at any given time also may limit the Fund’s ability to diversify its SPAC investments. Furthermore, when the Fund sells or redeems its SPAC securities, there can be no assurance that there will be additional SPAC securities in which to invest.

Litigation Risk

A SPAC’s placing of funds in a trust account may not protect those funds from third-party claims against the SPAC. If third parties bring claims against a SPAC, the proceeds held in the SPAC’s trust account could be reduced and the per share redemption amount received by stockholders may be less than the initial public offering price per share. Although a SPAC may seek to have all vendors, service providers (other than its independent registered public accounting firm), prospective target businesses or other entities with which it does business execute agreements with it waive any right, title, interest or claim of any kind in or to any monies held in the SPAC’s trust account for the benefit of its public stockholders, such parties may not execute such agreements or, even if they execute such agreements, they may not be prevented from bringing claims against the SPAC’s trust account, including, but not limited to, fraudulent inducement, breach of fiduciary responsibility or other similar claims, as well as claims challenging the enforceability of the waiver, in each case in order to gain advantage with respect to a claim against a SPAC’s assets, including the funds held in the SPAC’s trust account.

Management Team Risk

Past performance by a SPAC’s management team, if any, may not be indicative of future performance of an investment in a SPAC. The past experience and performance of a SPAC’s management team, if any, does not a guarantee that the SPAC will be able to successfully identify a suitable candidate for its initial business combination or that a business combination will be successfully consummated.

New Company Risk

A SPAC, sometimes referred to as a blank-check company, is a newly-formed company with no operating history and no revenues, and there is no basis on which to evaluate its ability to achieve its business objective. SPACs have no ongoing business other than to seek a potential business combination. A SPAC may have no plans, arrangements or understandings with any prospective target business concerning a business combination and may be unable to complete its initial business combination. If a SPAC fails to complete its initial business combination, it will not be able to generate any operating revenues. Separately, if a SPAC never announces its intention to consummate an initial business acquisition, the ability of the Fund to opportunistically trade SPAC securities in the secondary market will be limited.

Redemption Rights Risk

The ability of a SPAC’s public stockholders to exercise redemption rights with respect to a large number of a SPAC’s shares may not allow the SPAC to complete the most desirable business combination or optimize its capital structure and could increase the probability that its initial business combination will be unsuccessful and, therefore, the Fund would have to wait for liquidation in order to redeem its stock or sell its stock in the open market, in either case potentially at a loss and later than the Fund might have otherwise anticipated being able to access its pro rata share of the funds in the trust account.

At the time a SPAC enters into an agreement for its initial business combination, it will not know how many stockholders may exercise their redemption rights and, therefore, the SPAC will need to structure the transaction based on its expectations as to the number of shares that will be submitted for redemption. Accordingly, if a larger number of shares are submitted for redemption than initially expected, a SPAC may need to restructure the transaction to reserve a greater portion of the cash in its trust account or arrange for third party financing. Similarly, if a SPAC’s initial business combination agreement requires it to use a portion of the cash in the SPAC’s trust account to pay the purchase price or requires it to have a minimum amount of cash at closing, the SPAC will need to reserve a portion of the cash in its trust account to meet such requirements or arrange for third-party financing. Raising additional third-party financing may involve dilutive equity issuances or the incurrence of indebtedness at higher than desirable levels.

Risk of Failure to Complete a Business Combination

Unless and until a business combination is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. Government securities, money market fund securities and cash. Accordingly, the value of a SPAC’s securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable business combination and, until such time and while the Fund’s SPACs are invested in cash or similar securities, the Fund may be impaired in its ability to meet its investment objective.

A SPAC may not be able to complete its initial business combination before its acquisition deadline (or may otherwise be adversely impacted) due to a variety of reasons, including (i) insufficient resources or an inability to obtain additional financing to complete the business combination or fund the operations and growth of a target business, (ii) significant competition for business combination opportunities, (iii) general market conditions, including volatility in the capital and debt markets, and (iv) changes in laws or regulations, or a failure to comply with existing laws and regulations. In such case, the SPAC would generally cease all operations except for the purpose of winding up and it would redeem its public shares and liquidate, in which case the Fund may receive only approximately the initial public offering price per share (typically $10), or less than such amount in certain circumstances, and the SPAC’s warrants would expire worthless.

A SPAC’s inability to obtain additional financing to complete its initial business combination or to fund the operations and growth of a target business could compel it to restructure or abandon a particular business combination. Because a SPAC generally has not identified any prospective target business at the time of its initial public offering, it generally cannot ascertain the capital requirements for any particular transaction. If the net proceeds of a SPAC’s securities offerings prove to be insufficient, either because of the size of its initial business combination, the depletion of the available net proceeds in search of a target business, the obligation to redeem for cash a significant number of shares from stockholders who elect redemption in connection with its initial business combination or the terms of negotiated transactions to purchase shares in connection with its initial business combination, the SPAC may be required to seek additional financing and there can be no assurance that such financing will be available on acceptable terms, if at all.

A SPAC may encounter intense competition from other entities having a similar business objective, including private investors (which may be individuals or investment partnerships), other blank-check companies, and domestic or international entities competing for the types of businesses the SPAC intends to acquire. Many of these individuals and entities are well-established and have extensive experience in identifying and effecting, directly or indirectly, acquisitions of companies operating in or providing services to various industries. Many of these competitors could possess significantly greater technical, human, financial and other resources or more local industry knowledge than a SPAC or its management team. Furthermore, in the event a SPAC seeks stockholder approval of its initial business combination and it is obligated to pay cash for shares of its common stock, it will potentially reduce the resources available to the SPAC for its initial business combination. Such obligations may place a SPAC at an even greater competitive disadvantage in successfully negotiating or completing a business combination.

A SPAC is subject to laws and regulations enacted by national, regional and local governments, including certain SEC requirements. Compliance with, and monitoring of, applicable laws and regulations may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time and those changes could have a material adverse effect on a SPAC’s business, investments and results of operations. In addition, a failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on a SPAC’s business, including its ability to negotiate and complete its initial business combination, and results of operations.

Moreover, the requirement that a SPAC complete its initial business combination before its applicable acquisition deadline may give potential target businesses leverage over the SPAC in negotiating a business combination and may limit the time such SPAC has in which to conduct due diligence on potential business combination targets, in particular as it approaches its acquisition deadline, which could undermine its ability to complete its initial business combination on terms that would produce value for its stockholders.

Risk of Insufficient Funding and Resources

If the net proceeds of a SPAC’s securities offerings not being held in the SPAC’s trust account are insufficient, it could limit the amount available to fund its search for a target business or businesses and complete its initial business combination, and the SPAC may issue notes or other debt securities, or otherwise incur substantial debt, to fund its search, to pay its taxes and to complete its initial business combination, which may adversely affect the SPAC’s leverage and financial condition and, therefore, the Fund’s investment in the SPAC.

Of the net proceeds of a SPAC’s securities offerings, only a limited amount will be available to it initially outside the SPAC’s trust account to fund working capital requirements. In the event that its offering expenses exceed its estimate, a SPAC may fund such excess with funds not to be held in the SPAC’s trust account. In such case, the amount of funds a SPAC intends to be held outside its trust account would decrease by such corresponding amount. If a SPAC is required to seek additional capital, it might need to borrow funds from its sponsor, management team or other third parties. Generally, neither a SPAC’s sponsor, members of its management team nor any of their affiliates are under any obligation to loan funds to the SPAC in such circumstances. Any such loans would be repaid only from funds held outside the SPAC’s trust account or from funds released to it upon completion of its initial business combination. If a SPAC is unable to complete its initial business combination because it does not have sufficient funds, it would be forced to cease operations and liquidate.

A SPAC may issue additional shares of its common stock or preferred stock to complete its initial business combination or under an employee incentive plan after completion of its initial business combination. Any such issuances would dilute the interest of the Fund and likely present additional risks. For example, the issuance of additional shares of common or preferred stock (i) may subordinate the rights of holders of common stock; (ii) could cause a change in control if a substantial number of common stock is issued, which may affect, among other things, the SPAC’s ability to use its net operating loss carry forwards, if any, and could result in the resignation or removal of its present officers and directors; and (iii) may adversely affect prevailing market prices for the SPAC’s units, common stock and/or warrants.

The incurrence of debt could also have a variety of negative effects for a SPAC, including (i) default and foreclosure on the SPAC’s assets if its operating revenues after an initial business combination are insufficient to repay its debt obligations; (ii) acceleration of the SPAC’s obligations to repay the indebtedness even if it makes all principal and interest payments when due if the SPAC breaches certain covenants that require the maintenance of certain financial ratios or reserves without a waiver or renegotiation of that covenant; (iii) the immediate payment of all principal and accrued interest, if any, if the debt is payable on demand; (iv) restrictions on the SPAC’s ability to obtain necessary additional financing due to covenants on the debt security; (v) restrictions on the SPAC’s ability to pay dividends on its common stock; (vi) use of a substantial portion of the SPAC’s cash flow to pay principal and interest on its debt, which would reduce the funds available for dividends on its common stock, if declared, expenses, capital expenditures, acquisitions and other general corporate purposes; (vii) limitations on the SPAC’s flexibility in planning for and reacting to changes in its business and in the industry in which it operates; (viii) increased vulnerability to adverse changes in general economic, industry and competitive conditions and to adverse changes in government regulation; (ix) limitations on the SPAC’s ability to borrow additional amounts for expenses, capital expenditures, acquisitions, debt service requirements, execution of its strategy and other purposes; and (x) other disadvantages relative to competitors who may have less debt or limitations in operating their business.

A SPAC’s resources could be wasted in researching acquisitions that are not completed, which could materially adversely affect a SPAC’s subsequent attempts to locate and acquire or merge with another business. The investigation of each specific target business and the negotiation, drafting and execution of relevant agreements, disclosure documents and other instruments may require substantial amounts of time and attention and substantial costs for accountants, attorneys and others. If a SPAC decides not to complete a specific initial business combination, the costs incurred up to that point for the proposed transaction likely would not be recoverable. Furthermore, even if a SPAC reaches an agreement relating to a specific target business, it may fail to complete its initial business combination for any number of reasons including those beyond its control. Any such event will result in a loss to the SPAC of the related costs incurred which could materially adversely affect subsequent attempts to locate and acquire or merge with another business.

Target Business Risk

A SPAC may seek acquisition opportunities with an early stage company, a financially unstable business, an entity lacking an established record of revenue or earnings or a private company about which little information is available, which may result in a business combination with a company that is not as profitable (if at all) as anticipated. To the extent a SPAC completes its initial business combination with an early stage company, a financially unstable business or an entity lacking an established record of sales or earnings, the SPAC may be affected by numerous risks inherent in the operations of the business with which it combines. These risks include investing in a business without a proven business model and with limited historical financial data, volatile revenues or earnings, intense competition and difficulties in obtaining and retaining key personnel. A SPAC may not be able to properly ascertain or assess all of the significant risk factors and it may not have adequate time to complete due diligence. Furthermore, some of these risks may be outside of its control and leave it with no ability to control or reduce the chances that those risks will adversely impact a target business.

The Fund’s only opportunity to affect the investment decision regarding a SPAC’s potential business combination will be limited to the exercise of the Fund’s right to redeem its shares from the SPAC for cash, unless a SPAC seeks stockholder approval of such business combination. Moreover, because many SPACs are neither limited to evaluating target businesses in a particular industry nor have identified any specific target businesses with which to pursue their initial business combination, the Fund may be unable to ascertain the merits or risks of any particular target business’s operations, cash flows, liquidity, financial condition or prospects. On the other hand, certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their prices. There can be no assurance that a SPAC will properly ascertain or assess all of the significant risk factors or that it will have adequate time to complete due diligence. Furthermore, some of these risks may be outside of a SPACs control and leave it with no ability to control or reduce the chances that those risks will adversely impact a target business. There can also be no assurance that an investment in a SPAC’s securities will ultimately prove to be more favorable to investors than a direct investment, if such opportunity were available, in a business combination target. Accordingly, any of a SPAC’s stockholders or warrant holders who choose to remain a stockholder or warrant holder following its initial business combination could suffer a reduction in the value of their securities. Such stockholders or warrant holders are unlikely to have a remedy for such reduction in value.

A SPAC may only be able to complete one business combination with the proceeds of its securities offerings. This lack of diversification may negatively impact a SPAC’s operations and profitability, as the SPAC would be solely dependent upon the performance of a single business, industry, property or asset or upon the development or market acceptance of a single or limited number of products, processes or services. Such a SPAC would not be able to benefit from the possible spreading of risks or offsetting of losses; for example, the SPAC’s success would hinge on the economic, competitive and regulatory environment applicable to the particular industry in which it is seeking to operate.

Alternatively, a SPAC may attempt to simultaneously complete business combinations with multiple prospective targets, which may hinder its ability to successfully complete its initial business combination and give rise to increased costs and risks that could negatively impact its operations and profitability, including the additional burdens and costs in needing to conduct multiple negotiations and due diligence investigations and the additional risks associated with the subsequent assimilation of the operations and services or products of the acquired companies in a single operating business. In addition, other factors could inhibit a SPAC from effectuating its initial business combination with more than one target business, including the existence of complex accounting issues and the requirement that the SPAC prepare and file pro forma financial statements with the SEC that present operating results and the financial condition of the several target businesses as if they had been operated on a combined basis. If a SPAC determines to simultaneously acquire several businesses that are owned by different sellers, the SPAC will need each seller to agree that the purchase of its business is contingent on the simultaneous closings of the other business combinations, which may also make it more difficult, and delay its ability, to complete the initial business combination.

Since a SPAC’s initial sponsor stockholders will typically lose their entire investment in the SPAC if its initial business combination is not completed (other than with respect to public shares they may acquire), a conflict of interest may arise in determining whether a particular business combination target is appropriate for the SPAC’s initial business combination. The personal and financial interests of the SPAC’s sponsor, officers and directors may influence their motivation in identifying and selecting a target business combination, completing an initial business combination and influencing the operation of the business following the initial business combination. This risk may become more acute as the SPAC’s acquisition deadline approaches.

Valuation Risk

The determination of the offering price of a SPAC’s units and the size of its initial public offering is more arbitrary than the pricing of securities and size of an offering of an operating company in a particular industry since the SPAC has no historical operations or financial results. There may be less assurance that the offering price of a SPAC’s units properly reflects the value of such units than an investor would have in a typical offering of an operating company. The public offering price of the units and the terms of the warrants are negotiated between the SPAC and its underwriters.

Voting Risk

A SPAC’s initial stockholders may hold a substantial interest in the SPAC. As a result, they may exert a substantial influence on actions requiring a stockholder vote, potentially in a manner that the Fund does not support, including amendments to the SPAC’s organizational documents. Even absent a controlling influence, the Fund may not be afforded an opportunity to vote on a SPAC’s proposed initial business combination, which means the SPAC may complete its initial business combination even though a majority of its public stockholders do not support such a combination. Such is the case as the decision as to whether a SPAC will seek stockholder approval of a proposed business combination (or will allow stockholders to sell their shares to the SPAC in a tender offer) can be made by the SPAC solely in its discretion except as required by applicable law or stock exchange rules.

Although certain SPAC’s have identified general criteria and guidelines by which they may evaluate prospective target businesses, a SPAC may enter into an initial business combination with a target that does not meet such criteria and guidelines, and as a result, the target business with which it enters into its initial business combination may not have attributes entirely consistent with its general criteria and guidelines and, therefore, the combination may not be as successful as one might be with a target meeting such criteria and guidelines. In addition, if a SPAC announces a prospective business combination with a target that does not meet its general criteria and guidelines, a greater number of stockholders may exercise their redemption rights, which may make it difficult for the SPAC to meet any closing condition with a target business that requires it to have a minimum net worth or a certain amount of cash. In addition, if stockholder approval of the transaction is required by applicable law or stock exchange rules, or a SPAC decides to obtain stockholder approval for business or other reasons, it may be more difficult for the SPAC to obtain stockholder approval of its initial business combination if the target business does not meet the identified criteria and guidelines.

Warrants and Rights Risk

The governing document of a SPAC’s warrants typically provide that the terms of the warrants may be amended without the consent of any holder to cure any ambiguity or correct any defective provision but requires the approval by a certain percentage (typically 50% or 65%) of the holders of the then outstanding public warrants to make any change that adversely affects the interests of the registered holders of public warrants. Accoringly, a SPAC may amend the terms of its warrants with the approval by the holders of the then outstanding public warrants in a manner that may be adverse to certain holders of public warrants. As a result, the exercise price of the Fund’s warrants could be increased, the warrants could be converted into cash or stock, the exercise period could be shortened and the number of shares of a SPAC’s common stock purchasable upon exercise of a warrant could be decreased, all without the Fund’s approval.

Specialty Finance Investment-Related Risks:

REIT Risk

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An Equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A Mortgage REIT may be affected by the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not necessarily diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs also are subject to the possibilities of failing to qualify for tax free pass-through of income under the Internal Revenue Code, and failing to maintain their exemption from registration under the 1940 Act. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry. By investing in REITs, the Fund will indirectly bear its proportionate share of the expenses of the REITs. The expenses at the REIT level are not included in the Fund’s expense table as acquired fund fees and expenses.

REITs (especially Mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations may be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans, the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to potentially fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources and their securities may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. The previous economic recession negatively affected many businesses, including Equity REITs and Mortgage REITs. The cost and availability of credit to REITs was adversely affected by illiquid credit markets and wider credit spreads. In such market conditions, the ability of REITs and their tenants to timely refinance maturing liabilities and access the capital markets to meet liquidity needs may be limited, resulting in materially adverse effects to a REIT’s financial condition and the value of its holdings.

Specialty Finance Companies Risk

The profitability of specialty finance companies is largely dependent upon the availability and cost of capital funds, and may fluctuate significantly in response to changes in interest rates, as well as changes in general economic conditions. Any impediments to a specialty finance company’s access to capital markets, such as those caused by general economic conditions or a negative perception in the capital markets of the company’s financial condition or prospects, could adversely affect such company’s business. From time to time, severe competition may also affect the profitability of specialty finance companies.

Specialty finance companies are subject to rapid business changes, significant competition, value fluctuations due to the investment of loans in particular industries significantly affected by economic conditions (such as real estate or energy) and volatile performance based upon the availability and cost of capital and prevailing interest rates. In addition, credit and other losses resulting from the financial difficulties of borrowers or other third parties potentially may have an adverse effect on companies in these industries.

During the financial crisis of 2008, negative developments initially relating to the subprime mortgage market and subsequently spreading to other parts of the economy adversely affected credit and capital markets worldwide and reduced the willingness of lenders to extend credit, thus making borrowing more difficult. In addition, the liquidity of certain debt instruments was reduced or eliminated due to the lack of available market makers. These and other negative economic events in the credit markets also led some financial firms to declare bankruptcy, forced short notice sales to competing firms or required government intervention. While the overall financing environment has improved since 2008, further credit losses or mergers, acquisitions, or bankruptcies of financial firms could make it difficult for specialty finance companies to obtain financing on favorable terms or at all, which would seriously affect the profitability of such firms. Furthermore, accounting rule changes, including with respect to the standards regarding the valuation of assets, consolidation in the financial industry and additional volatility in the stock market have the potential to significantly impact specialty finance companies as well.

Specialty finance companies in general are subject to extensive governmental regulation, which may change frequently. For example, such companies may be subject to laws and regulations that limit the way financial firms and their holding companies are able to pay dividends, purchase their own common stock and compensate officers. Regulatory changes could cause business disruptions or result in significant loss of revenue to companies in which the Fund invests, and there can be no assurance as to the actual impact that these laws and their regulations will have on the financial markets and the Fund’s investments in specialty finance companies. Specialty finance companies may be subject to greater governmental regulation than many other industries, and changes in governmental policies and the need for regulatory approval may have a material effect on the services offered by such companies. Governmental regulation may limit both the financial commitments banks can make, including the amounts and types of loans, and the interest rates and fees they can charge.

Marketplace Loan Investment-Related Risks:

Asset-Backed Securities Risks

Asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. For instance, asset-backed securities may be particularly sensitive to changes in prevailing interest rates. In addition, the underlying assets are subject to prepayments that shorten the securities’ weighted average maturity and may lower their return. Asset-backed securities are also subject to risks associated with their structure and the nature of the assets underlying the security and the servicing of those assets. Payment of interest and repayment of principal on asset-backed securities is largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. Furthermore, debtors may be entitled to the protection of a number of state and federal consumer credit laws with respect to the assets underlying these securities, which may give the debtor the right to avoid or reduce payment. In addition, due to their often complicated structures, various asset-backed securities may be difficult to value and may constitute illiquid investments. If many borrowers on the underlying Marketplace Loans default, losses could exceed the credit enhancement level and result in losses to investors in asset-backed securities.

An investment in subordinated (residual) classes of asset-backed securities is typically considered to be an illiquid and highly speculative investment, as losses on the underlying assets are first absorbed by the subordinated classes. The risks associated with an investment in such subordinated classes of asset-backed securities include credit risk, regulatory risk pertaining to the Fund’s ability to collect on such securities, platform performance risk and liquidity risk.

Competition for Assets Risk

The current marketplace lending market in which the Fund will participate is competitive and rapidly changing. The Fund may face increasing competition for access to platforms and Marketplace Lending Instruments as the marketplace lending industry continues to evolve. The Fund may face competition from other institutional lenders such as pooled investment vehicles and commercial banks that are substantially larger and have considerably greater financial and other resources than the Fund. These potential competitors may have higher risk tolerances or different risk assessments than the Fund, which could allow them to consider a wider variety of investments and establish more relationships with platforms than the Adviser. A platform with which the Fund has entered into an arrangement to purchase Marketplace Lending Instruments may have similar arrangements with other parties, thereby reducing the potential investments of the Fund through such platform. There can be no assurance that the competitive pressures the Fund may face will not erode the Fund’s ability to deploy capital. If the Fund is limited in its ability to invest in Marketplace Lending Instruments, it may be forced to invest in other assets that may result in lower returns than otherwise may be available through investments in Marketplace Lending Instruments. If the Fund’s access to platforms is limited, it would also be subject to increased concentration and counterparty risk.

The consumer and commercial lending business is highly competitive and Marketplace Loan platforms compete with other Marketplace Loan platforms as well as larger banking, securities and investment banking firms that have substantially greater financial resources. There can be no guarantee that the rapid origination growth experienced by certain platforms in recent periods will continue. Without a sufficient number of new qualified loan requests, there can be no assurances that the Fund will be able to compete effectively for Marketplace Loans and other Marketplace Lending Instruments with other market participants. General economic factors and market conditions, including the general interest rate environment, unemployment rates and residential home values, may affect borrower willingness to seek Marketplace Loans and investor ability and desire to invest in Marketplace Loans and other Marketplace Lending Instruments.

Credit and Below Investment Grade Securities Risks

Credit risk is the risk that an issuer (or borrower) of a security or other instrument may be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of the instrument may decline because of concerns about the issuer’s (or borrower’s) ability or willingness to make such payments. Credit risk may be heightened for the Fund because it may invest in below investment grade securities, as well as Marketplace Lending Instruments that may be of credit quality comparable to securities rated below investment grade by a NRSRO (notwithstanding the Fund’s fundamental policy prohibiting investments in Marketplace Loans of subprime quality, as determined at the time of origination). Such below investment grade securities (or comparable instruments) are commonly referred to as “junk” or “high yield” securities. Such securities or Marketplace Lending Instruments of comparable credit quality, while generally offering the potential for higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of dividend or interest deferral, default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer’s (or borrower’s) capacity to pay dividends or interest and repay principal. In addition, these securities and Marketplace Lending Instruments of comparable credit quality are generally susceptible to decline in market value due to adverse economic and business developments and are often unsecured and subordinated to other creditors of the issuer. The market values for below investment grade securities or Marketplace Lending Instruments of comparable credit quality tend to be very volatile, and these instruments are generally less liquid than investment grade securities.

Credit and Interest Rate Analysis Risk

The Adviser is reliant in part on the borrower credit information provided to it or assigned by the platforms when selecting Marketplace Lending Instruments for investment. To the extent a credit rating is assigned to each borrower by a platform, such rating may not accurately reflect the borrower’s actual creditworthiness. A platform may be unable, or may not seek, to verify all of the borrower information obtained by it, which it may use to determine such borrower’s credit rating. Borrower information on which platforms and lenders may rely may be outdated. For example, following the date a borrower has provided its information to the platform, it may have defaulted on a pre-existing debt obligation, taken on additional debt or sustained an adverse financial or life event. In addition, certain information that the Adviser would otherwise seek may not be available, such as financial statements and other financial information. Furthermore, the Adviser may be unable to perform any independent follow-up verification with respect to a borrower to the extent the borrower’s name, address and other contact information is required to remain confidential. There is risk that a borrower may have supplied false or inaccurate information. If a borrower supplied false, misleading or inaccurate information, repayments on the corresponding Marketplace Loan may be lower, in some cases significantly lower, than expected.

Although the Adviser conducts diligence on the credit scoring methodologies used by platforms from which the Fund purchases Marketplace Lending Instruments, the Fund typically will not have access to all of the data that platforms utilize to assign credit scores to particular loans purchased directly or indirectly by the Fund, and will not confirm the truthfulness of such information or otherwise evaluate the basis for the platform’s credit score of those loans. In addition, the platforms’ credit decisions and scoring models are based on algorithms that could potentially contain programming or other errors or prove to be ineffective or otherwise flawed. This could adversely affect loan pricing data and approval processes and could cause loans to be mispriced or misclassified, which could ultimately have a negative impact on the Fund’s performance.

The interest rates on Marketplace Loans established by the platforms may have not been appropriately set. A failure to set appropriate rates on the Marketplace Loans may adversely impact the ability of the Fund to receive returns on its Marketplace Lending Instruments that are commensurate with the risks associated with directly or indirectly owning such instruments.

In addition, certain other information used by the platforms and the Adviser in making loan and investment decisions may be deficient and/or incorrect, which increases the risk of loss on the loan.

Credit Risk

Certain of the Marketplace Loans in which the Fund may invest may represent obligations of consumers who would not otherwise qualify for, or would have difficulty qualifying for, credit from traditional sources of lending, or SMEs that are unable to effectively access public equity or debt markets, as a result of, among other things, limited assets, adverse income characteristics, limited credit or operating history or an impaired credit record, which may include, for example in the case of consumers, a history of irregular employment, previous bankruptcy filings, repossessions of property, charged off loans and/or garnishment of wages. The average interest rate charged to, or required of, such obligors generally is higher than that charged by commercial banks and other institutions providing traditional sources of credit or that set by the debt market. These traditional sources of credit typically impose more stringent credit requirements than the loans provided by certain platforms through which the Fund may make its investments. As a result of the credit profile of the borrowers and the interest rates on Marketplace Loans, the delinquency and default experience on the Marketplace Lending Instruments may be significantly higher than those experienced by financial products arising from traditional sources of lending. Shareholders are urged to consider the highly risky nature of the credit quality of Marketplace Loans when analyzing an investment in the Common Shares.

Default Risk

The ability of the Fund to generate income through its Marketplace Lending Instruments is dependent upon payments being made by the borrower underlying such Marketplace Lending Instruments. If a borrower is unable to make its payments on a Marketplace Loan, the Fund may be greatly limited in its ability to recover any outstanding principal and interest under such loan.

A substantial portion of the Marketplace Loans in which the Fund may invest will not be secured by any collateral, will not be guaranteed or insured by a third party and will not be backed by any governmental authority. The Fund may need to rely on the collection efforts of the platforms and third party collection agencies, which also may be limited in their ability to collect on defaulted loans. The Fund may not have direct recourse against borrowers, may not be able to obtain the identity of the borrowers in order to contact a borrower about a loan and may not be able to pursue borrowers to collect payment under loans. After a limited period of time following the final maturity date of a Pass-Through Note (typically, a year), platforms may not have any obligation to make late payments to the lenders even if the borrower has submitted such a payment to the platform. In such case, the platform is entitled to such payments submitted by the borrower and the lender will have no right to such payments. In addition, platforms will retain from the funds received from borrowers and otherwise available for payment to lenders any insufficient payment fees and the amounts of any attorneys’ fees or collection fees it, a third party service provider or collection agency may impose in connection with any collection efforts. To the extent a Marketplace Loan is secured, there can be no assurance as to the amount of any funds that may be realized from recovering and liquidating any collateral or the timing of such recovery and liquidation and hence there is no assurance that sufficient funds (or, possibly, any funds) will be available to offset any payment defaults that occur under the Marketplace Loan.

Marketplace Loans are credit obligations of the borrowers and the terms of certain loans may not restrict the borrowers from incurring additional debt. If a borrower incurs additional debt after obtaining a loan through a platform, the additional debt may adversely affect the borrower’s creditworthiness generally, and could result in the financial distress, insolvency or bankruptcy of the borrower. This circumstance would ultimately impair the ability of that borrower to make payments on its Marketplace Loan and the Fund’s ability to receive the principal and interest payments that it expects to receive on such loan. To the extent borrowers incur other indebtedness that is secured, such as a mortgage, the ability of the secured creditors to exercise remedies against the assets of that borrower may impair the borrower’s ability to repay its Marketplace Loan or it may impair the platform’s ability to collect on the Marketplace Loan upon default. To the extent that a Marketplace Loan is unsecured, borrowers may choose to repay obligations under other indebtedness (such as loans obtained from traditional lending sources) before repaying a loan facilitated through a platform because the borrowers have no collateral at risk. The Fund will not be made aware of any additional debt incurred by a borrower, or whether such debt is secured.

Where a borrower is an individual, if he or she dies while the loan is outstanding, his or her estate may not contain sufficient assets to repay the loan or the executor of the estate may prioritize repayment of other creditors. Numerous other events could impact an individual’s ability or willingness to repay a Marketplace Loan, including divorce or sudden significant expenses.

A platform may have the exclusive right and ability to investigate claims of borrower identity theft, which creates a conflict of interest. If a platform determines that verifiable identity theft has occurred, it may be required to repurchase the loan or indemnify the Fund. Alternatively, if the platform denies a claim of identity theft, it would not be required to repurchase the loan or indemnify the Fund.

If a borrower files for bankruptcy, any pending collection actions will automatically be put on hold and further collection action will not be permitted absent court approval. It is possible that a borrower’s personal liability on its Marketplace Loan will be discharged in bankruptcy. In most cases involving the bankruptcy of a borrower with an unsecured loan, unsecured creditors will receive only a fraction of any amount outstanding on the loan, if anything.

Fraud Risk

The Fund is subject to the risk of fraudulent activity associated with the various parties involved in marketplace lending, including the platforms, banks, borrowers and third parties handling borrower and investor information. A platform’s resources, technologies and fraud prevention tools may be insufficient to accurately detect and prevent fraud. Platforms generally are obligated to repurchase Marketplace Loans in cases of confirmed identity theft. High profile fraudulent activity or significant increases in fraudulent activity could lead to regulatory intervention, negatively impact operating results, brand and reputation and lead the defrauded platform to take steps to reduce fraud risk, which could increase costs.

Funding Bank Risk

Multiple banks may originate loans for marketplace lending platforms. If such a bank were to suspend, limit or cease its operations or a platform’s relationship with a bank were to otherwise terminate, such platform would need to implement a substantially similar arrangement with another funding bank, obtain additional state licenses or curtail its operations. Transitioning loan originations to a new funding bank is untested and may result in delays in the issuance of loans or may result in a platform’s inability to facilitate loans. If a platform is unable to enter in an alternative arrangement with a different funding bank, the platform may need to obtain a state license in each state in which it operates in order to enable it to originate loans, as well as comply with other state and federal laws, which would be costly and time-consuming. If a platform is unsuccessful in maintaining its relationships with the funding banks, its ability to provide loan products could be materially impaired and its operating results would suffer. The Fund is dependent on the continued success of the platforms that originate the Fund’s Marketplace Loans. If such platforms were unable or impaired in their ability to operate their lending business, the Adviser may be required to seek alternative sources of investments (e.g., loans originated by other platforms), which could adversely affect the Fund’s performance and/or prevent the Fund from pursuing its investment objective and strategies.

Geographic Concentration Risk

The Fund is not subject to any geographic restrictions when investing in Marketplace Loans and therefore could be concentrated in a particular state or region. A geographic concentration of the Marketplace Loans may expose the Fund to an increased risk of loss due to risks associated with certain regions. Certain regions of the United States from time to time will experience weaker economic conditions and, consequently, will likely experience higher rates of delinquency and loss than on similar loans nationally. In addition, natural disasters in specific geographic regions may result in higher rates of delinquency and loss in those areas. In the event that a significant portion of the pool of Marketplace Loans is comprised of Marketplace Loans owed by borrowers resident or operating in certain states, economic conditions, localized weather events, environmental disasters, natural disasters or other factors affecting these states in particular could adversely impact the delinquency and default experience of the Marketplace Loans and could impact Fund performance. Further, the concentration of the Marketplace Loans in one or more states would have a disproportionate effect on the Fund if governmental authorities in any of those states took action against the platforms lending in such states.

Information Technology Risk

Marketplace Loans are originated and documented in electronic form and there are generally no tangible written documents evidencing such loans or any payments owed thereon. Because the Fund relies on electronic systems maintained by the custodian and the platforms to maintain records and evidence ownership of Marketplace Loans and to service and administer Marketplace Loans (as applicable) it is susceptible to risks associated with such electronic systems. These risks include, among others: power loss, computer systems failures and Internet, telecommunications or data network failures; operator negligence or improper operation by, or supervision of, employees; physical and electronic loss of data or security breaches, misappropriation and similar events; computer viruses; cyber attacks, intentional acts of vandalism and similar events; and hurricanes, fires, floods and other natural disasters.

In addition, platforms rely on software that is highly technical and complex and depend on the ability of such software to store, retrieve, process and manage immense amounts of data. Such software may contain errors or bugs. Some errors may only be discovered after the code has been released for external or internal use. Errors or other design defects within the software on which a platform relies may result in a negative experience for borrowers who use the platform, delay introductions of new features or enhancements, result in errors or compromise the platform’s ability to protect borrower or investor data or its own intellectual property. Any errors, bugs or defects discovered in the software on which a platform relies could negatively impact operations of the platform and the ability of the platform to perform its obligations with respect to the Marketplace Loans originated by the platform.

The electronic systems on which platforms rely may be subject to cyber attacks that could result, among other things, in data breaches and the release of confidential information and thus expose the platform to significant liability. A security breach could also irreparably damage a platform’s reputation and thus its ability to continue to operate its business.

The Adviser is also reliant on information technology to facilitate the Marketplace Loan acquisition process. Any failure of such technology could have a material adverse effect on the ability of the Adviser to acquire Marketplace Loans and therefore may impact the performance of the Fund. Any delays in receiving the data provided by such technology could also impact, among other things, the valuation of the portfolio of Marketplace Loans.

Illiquidity Risk

Marketplace Loans generally have a maturity between six months to five years. Investors acquiring Marketplace Loans and other Marketplace Lending Instruments directly through platforms and hoping to recoup their entire principal must generally hold their loans through maturity. Marketplace Loans and other Marketplace Lending Instruments may not be registered under the Securities Act, and are not listed on any securities exchange. Accordingly, those Marketplace Lending Instruments may not be transferred unless they are first registered under the Securities Act and all applicable state or foreign securities laws or the transfer qualifies for exemption from such registration. A reliable secondary market has yet to develop, nor may one ever develop, for Marketplace Loans and such other Marketplace Lending Instruments and, as such, these investments should be considered illiquid. Until an active secondary market develops, the Fund intends to primarily hold its Marketplace Loans until maturity. The Fund may not be able to sell any of its Marketplace Lending Instruments even under circumstances when the Adviser believes it would be in the best interests of the Fund to sell such investments. In such circumstances, the overall returns to the Fund from its Marketplace Lending Instruments may be adversely affected. Moreover, certain Marketplace Lending Instruments are subject to certain additional significant restrictions on transferability. Although the Fund may attempt to increase its liquidity by borrowing from a bank or other institution, its assets may not readily be accepted as collateral for such borrowing.

Limited Operating History of Platforms Risk

Many of the platforms, and marketplace lending in general, are in the early stages of development and have a limited operating history. As a result, there is a lack of significant historical data regarding the performance of Marketplace Loans and the long term outlook of the industry is uncertain. In addition, because Marketplace Loans are originated using a lending method on a platform that has a limited operating history, borrowers may not view or treat their obligations on such loans as having the same significance as loans from traditional lending sources, such as bank loans.

Marketplace Loans and Pass-Through Notes Risk

Marketplace Lending Instruments are generally not rated and constitute a highly risky and speculative investment, similar to an investment in “junk” bonds. There can be no assurance that payments due on underlying Marketplace Loans will be made.

A substantial portion of the Marketplace Loans in which the Fund may invest will not be secured by any collateral, will not be guaranteed or insured by a third party and will not be backed by any governmental authority. Accordingly, the platforms and any third-party collection agencies will be limited in their ability to collect on defaulted Marketplace Loans. With respect to Marketplace Loans secured by collateral, there can be no assurance that the liquidation of any such collateral would satisfy a borrower’s obligation in the event of a default under its Marketplace Loan.

Furthermore, Marketplace Loans may not contain any cross-default or similar provisions. A cross-default provision makes a default under certain debt of a borrower an automatic default on other debt of that borrower. The effect of this can be to allow other creditors to move more quickly to claim any assets of the borrower. To the extent a Marketplace Loan does not contain a cross-default provision, the loan will not be placed automatically in default upon that borrower’s default on any of the borrower’s other debt obligations, unless there are relevant independent grounds for a default on the loan. In addition, the Marketplace Loan will not be referred to a third-party collection agency for collection because of a borrower’s default on debt obligations other than the Marketplace Loan. If a borrower first defaults on debt obligations other than the Marketplace Loan, the creditors to such other debt obligations may seize the borrower’s assets or pursue other legal action against the borrower, which may adversely impact the ability to recoup any principal and interest payments on the Marketplace Loan if the borrower subsequently defaults on the loan. In addition, an operator of a platform is generally not required to repurchase Marketplace Loans from a lender except under very narrow circumstances, such as in cases of verifiable identity fraud by the borrower or as may otherwise be negotiated by the Fund when purchasing whole loans.

Borrowers may seek protection under federal bankruptcy law or similar laws. If a borrower files for bankruptcy (or becomes the subject of an involuntary petition), a stay will go into effect that will automatically put any pending collection actions on hold and prevent further collection action absent bankruptcy court approval. Whether any payment will ultimately be made or received on a Marketplace Loan after bankruptcy status is declared depends on the borrower’s particular financial situation and the determination of the court. It is possible that the borrower’s liability on the Marketplace Loan will be discharged in bankruptcy. In most cases involving the bankruptcy of a borrower with an unsecured Marketplace Loan, unsecured creditors will receive only a fraction of any amount outstanding on their loan, if anything at all.

As Pass-Through Notes generally are pass-through obligations of the operators of the lending platforms, and are not direct obligations of the borrowers under the underlying Marketplace Loans originated by such platforms, holders of certain Pass-Through Notes are exposed to the credit risk of the operator. An operator that becomes subject to bankruptcy proceedings may be unable to make full and timely payments on its Pass-Through Notes even if the borrowers of the underlying Marketplace Loans timely make all payments due from them. Although some operators have chosen to address operator insolvency risk by organizing special purpose subsidiaries to issue the Pass-Through Notes, there can no assurance that any such subsidiary would not be consolidated into the operator’s bankruptcy estate should the operator become subject to bankruptcy proceedings. In such event, the holders of the Pass-Through Notes would remain subject to all of the risks associated with an operator insolvency. In addition, Pass-Through Notes are non-recourse obligations (except to the extent that the operator actually receives payments from the borrower on the loan). Accordingly, lenders assume all of the borrower credit risk on the loans they fund and are not entitled to recover any deficiency of principal or interest from the operator if the borrower defaults on its payments.

There may be a delay between the time the Fund commits to purchase a Pass-Through Note and the issuance of such note and, during such delay, the funds committed to such an investment will not be available for investment in other Marketplace Lending Instruments. Because the funds committed to an investment in Pass-Through Notes do not earn interest until the issuance of the note, the delay in issuance will have the effect of reducing the effective rate of return on the investment.

Platform Concentration Risk

A substantial portion of the Fund’s Marketplace Loan investments are expected to originate from a limited number of platforms and, from time to time, the Fund may invest 25% or more of its Marketplace Loan investments in loans originated from each or any of LendingClub, Prosper and SoFi Lending Corp. The Fund may, in the future, invest 25% or more of its Marketplace Loan investments in loans originated from another or other platform(s).

A concentration in select platforms may subject the Fund to increased dependency and risks associated with those platforms than it would otherwise be subject to if it were more broadly diversified across a greater number of platforms. The Fund may be more susceptible to adverse events affecting such platforms, particularly if such platforms were unable to sustain their current lending models. In addition, many platforms and/or their affiliated entities have incurred operating losses since their inception and may continue to incur net losses in the future. The Fund’s concentration in certain platforms may also expose it to increased risk of default and loss on the Marketplace Loans in which it invests through such platforms if such platforms have, among other characteristics, lower borrower credit criteria or other minimum eligibility requirements, or have deficient procedures for conducting credit and interest rate analyses as part of their loan origination processes, relative to other platforms. In addition, the fewer platforms through which the Fund invests, the greater the risks associated with those platforms changing their arrangements will become. For instance, the platforms may change their underwriting and credit models, borrower acquisition channels and quality of debt collection procedures in ways which may make the loans originated through such platforms unsuitable for investment by the Fund. Moreover, a platform may become involved in a lawsuit, which may adversely impact that platform’s performance and reputation and, in turn, the Fund’s portfolio performance.

An investor may become dissatisfied with a platform’s marketplace if a loan underlying its investment is not repaid and it does not receive full payment. As a result, such platform’s reputation may suffer and the platform may lose investor confidence, which could adversely affect investor participation on the platform’s marketplace.

Platform Reliance Risk

The Fund is dependent on the continued success of the platforms that originate the Fund’s Marketplace Lending Instruments and the Fund materially depends on such platforms for loan data and the origination, sourcing and servicing of Marketplace Loans. If such platforms were unable or impaired in their ability to operate their lending business, the Adviser may be required to seek alternative sources of investments (e.g., Marketplace Loans originated by other platforms), which could adversely affect the Fund’s performance and/or prevent the Fund from pursuing its investment objective and strategies. In order to sustain its business, platforms and their affiliated entities may be dependent in large part on their ability to raise additional capital to fund their operations. If a platform and its affiliated entities are unable to raise additional funding, they may be unable to continue their operations.

The Fund may have limited knowledge about the underlying Marketplace Loans in which it invests and will be dependent upon the platform originating such loans for information on the loans. Some investors of Marketplace Lending Instruments, including the Fund, may not review the particular characteristics of the loans in which they invest at the time of investment, but rather negotiate in advance with platforms the general criteria of the investments. As a result, the Fund is dependent on the platforms’ ability to collect, verify and provide information to the Fund about each Marketplace Loan and borrower.

In addition, when the Fund owns fractional loans and certain other Marketplace Lending Instruments, the Fund and its custodian generally will not have a contractual relationship with, or personally identifiable information regarding, individual borrowers, so the Fund will not be able to enforce such underlying loans directly against borrowers and may not be able to appoint an alternative servicing agent in the event that a platform or third-party servicer, as applicable, ceases to service the underlying loans. Therefore, the Fund will be more dependent on the platform for servicing such fractional loans than in the case in which the Fund owns whole loans.

Each of the platforms from which the Fund will purchase Marketplace Lending Instruments retains an independent auditor to conduct audits on a routine basis.

Prepayment Risk

Borrowers may decide to prepay all or a portion of the remaining principal amount due under a borrower loan at any time without penalty (unless the underlying loan agreements provide for prepayment penalties as may be the case in certain non-consumer Marketplace Loans). In the event of a prepayment of the entire remaining unpaid principal amount of a Marketplace Loan, the Fund will receive such prepayment amount, but further interest will not accrue on the loan after the principal has been paid in full. If the borrower prepays a portion of the remaining unpaid principal balance, interest will cease to accrue on such prepaid portion, and the Fund will not receive all of the interest payments that the Adviser may have originally expected to receive on the loan.

Regulatory and Other Risks Associated with Platforms and Marketplace Loans

The platforms through which Marketplace Loans are originated are subject to various statutes, rules and regulations issued by federal, state and local government authorities. For example, these laws, rules and regulations may require extensive disclosure to, and consents from, applicants and borrowers impose fair lending requirements upon lenders and platforms and may impose multiple qualification and licensing obligations on platforms before they may conduct their business. Federal and state consumer protection laws in particular impose requirements and place restrictions on creditors and service providers in connection with extensions of credit and collections on personal loans and protection of sensitive customer data obtained in the origination and servicing thereof. Platforms are also subject to laws relating to electronic commerce and transfer of funds in conducting business electronically. A failure to comply with the applicable laws, rules and regulations may, among other things, subject the platform or its related entities to certain registration requirements with government authorities and result in the payment of any penalties and fines; result in the revocation of their licenses; cause the loan contracts originated by the platform to be voided or otherwise impair the enforcement of such loans; and subject them to potential civil and criminal liability, class action lawsuits and/or administrative or regulatory enforcement actions. Any of the foregoing could have a material adverse effect on a platform’s financial condition, results of operations or ability to perform its obligations with respect to its lending business or could otherwise result in modifications in the platform’s methods of doing business which could impair the platform’s ability to originate or service Marketplace Loans or collect on Marketplace Loans.

Marketplace lending industry participants, including platforms, may be subject in certain cases to increased risk of litigation alleging violations of federal and state laws and regulations and consumer law torts, including unfair or deceptive practices. Moreover, Marketplace Loans generally are written using standardized documentation. Thus, many borrowers may be similarly situated in so far as the provisions of their respective contractual obligations are concerned. Accordingly, allegations of violations of the provisions of applicable federal or state consumer protection laws could potentially result in a large class of claimants asserting claims against the platforms and other related entities. However, some borrower agreements contain arbitration provisions that would possibly limit or preclude class action litigation with respect to claims of borrowers.

As noted above, each of the platforms through which the Fund may invest may adhere to a novel or different business model, resulting in uncertainty as to the regulatory environment applicable to a particular platform and the Fund. For example, one platform may operate from a particular state to make loans to small- and mid-sized companies across the United States. The platform must comply with that state’s licensing requirements and, if applicable, usury limitations. However, other states could seek to regulate the platform (or the Fund as a lender under the platform) on the basis that loans were made to companies located in such other state. In that case, loans made in that other state could be subject to the maximum interest rate limits, if any, of such jurisdiction, which could limit potential revenue for the Fund. In addition, it could further subject the platform (or the Fund) to such state’s licensing requirements.

Another platform, on the other hand, might follow a different model pursuant to which all loans originated by the platform must be made through a bank. The bank may work jointly with the platform to act as issuer, i.e., the true lender, of the loans sourced through the services of the platform or its website. However, if challenged, courts may instead determine that the platform (or the Fund as a lender under the platform) is the true lender of the loans. In fact, courts have recently applied differing interpretations to the analysis of which party should be deemed the true lender. The resulting uncertainty may increase the possibility of claims brought against the platforms by borrowers seeking to void their loans or seek damages or subject the platforms to increased regulatory scrutiny and enforcement actions. To the extent that either the platform (or the Fund) is deemed to be the true lender in any jurisdiction (whether determined by a regulatory agency or by court decision), loans made to borrowers in that jurisdiction would be subject to the maximum interest rate limits of such jurisdiction and existing loans may be unenforceable, or subject to reduction in value or damages and the platform (and/or the Fund) could be subject to additional regulatory requirements in addition to any penalties and fines. Moreover, it may be determined that this business model is not sustainable in its current form, which could ultimately cause such platforms to terminate their business. In such circumstances, there is likely to be an adverse effect on the Adviser’s ability to continue to invest in certain or all Marketplace Loans and other Marketplace Lending Instruments and the Fund’s ability to generate anticipated returns.

If the platforms’ ability to be the assignee and beneficiary of a funding bank’s ability to export the interest rates, and related terms and conditions, permitted under the laws of the state where the bank is located to borrowers in other states was determined to violate applicable lending laws, this could subject the platforms to the interest rate restrictions, and related terms and conditions, of the lending or usury laws of each of the states in which it operates. The result would be a complex patchwork of regulatory restrictions that could materially and negatively impact the platforms’ operations and ability to operate, in which case they may be forced to terminate or significantly alter their business and activities, resulting in a reduction in the volume of loans available for investment for lenders such as the Fund.

Even absent regulations, plaintiffs may seek to successfully challenge the funding bank or other lending models. Recent case law raises questions regarding the viability of the model in which many consumer platforms operate and specifically the ability of investors to charge the same rate as the funding bank after the loan has been sold to investors. The U.S. Court of Appeals for the Second Circuit in May 2015 issued a significant decision interpreting the scope of federal preemption under the National Bank Act (the “NBA”) and held that a non-bank assignee of defaulted and charged off loans originated by a national bank was not entitled to the benefits of NBA preemption as to state law claims of usury if the bank no longer held an interest in the loan. Typically, a national bank may impose rates and fees upon borrowers in any state that are allowed under the state in which the bank is located, preempting conflicting state laws. As a result, a bank may lend nationwide using the rate structure allowed in its own state. The Second Circuit decision found a non-bank debt collector assignee was not entitled to enforce the bank’s contract with the borrower after assignment if the bank no longer retained any ongoing interest in the loan, and the assignee was subject to state law interest rate limitations which in that case, were below what the bank could have imposed. Although binding only in Connecticut, New York and Vermont this decision nonetheless may significantly affect non-bank assignees of loans, including the loan origination practices of certain marketplace lending platforms. At a minimum, non-bank assignees/purchasers of bank loans may face uncertainty as to their ability to rely upon federal preemption of state usury laws. As a result of this decision, some lending platforms reconfigured operational aspects of their origination programs so that funding banks continued to receive an ongoing economic interest in loans that are sold by the funding bank. In June 2016, the U.S. Supreme Court declined to hear an appeal of the case, although in a brief to that court, the Solicitor General of the U.S. stated that the Second Circuit decision was incorrectly decided. The case was remanded to the federal district court for consideration of choice of law issues. In February 2017, the district court issued an opinion finding that the law of the state of the borrower (New York) applied, rather than the law of the state where the bank was located (Delaware), however the court dismissed the claims related to usury. The case is currently in discovery. Some marketplace lending platforms purchase loans from state-chartered banks shortly after origination and rely upon federal preemption to exempt the loans from state usury caps. The Second Circuit decision, although directly ruling on purchasers of national bank loans, could be applied by courts considering the scope of federal preemption under the Depository Institutions Deregulation and Monetary Control Act of 1980 (which generally preempts state usury laws in favor of federally insured state-chartered banks). The decision, which appears to be contrary to other federal circuit court decisions and inconsistent with long-standing commercial practice, could be challenged and reconsidered and therefore the long term impact of the decision is uncertain. If, however, the decision is upheld or is more widely applied, certain marketplace lending platforms may be required to restructure their operations and certain loans previously made through funding banks may not be enforceable, whether in whole or in part, by investors holding such loans. As a result, large amounts of Marketplace Loans purchased by the Fund (directly or indirectly) could become unenforceable or subject to diminished return or penalties, thereby causing losses for Common Shareholders. The risk from this court decision in the three states comprising the Second Circuit may be mitigated by purchasing or investing in loans that are not above the state usury limitations in those states. Legislation is pending in the United States Congress that would effectively overrule and negate the Second Circuit decision, if enacted.

In addition, numerous other statutory provisions, including federal bankruptcy laws and related state laws, may interfere with or affect the ability of a creditor to enforce a Marketplace Loan. If a platform or related entity were to go into bankruptcy or become the subject of a similar insolvency proceeding, the platform or related entity may stop performing its services with respect to the Marketplace Loans. For example, if the servicer of the Marketplace Loans is involved in such a proceeding, it may be difficult to find a replacement for such services. A replacement entity may seek additional compensation or revised terms with respect to the obligations of the servicer. The servicer may also have the power, in connection with a bankruptcy or insolvency proceeding and with the approval of the court or the bankruptcy trustee or similar official, to assign its rights and obligations as servicer to a third party without the consent, and even over the objection, of any affected parties. If the servicer is a debtor in bankruptcy or the subject of an insolvency or similar proceeding, this may limit the ability of affected parties to enforce the obligations of the servicer, to collect any amount owing by the servicer or to terminate and replace the servicer. A bankruptcy court may also reduce the monthly payments due under the related contract or loan or change the rate of interest and time of repayment of the indebtedness. Borrowers may delay or suspend making payments on Marketplace Loans because of the uncertainties occasioned by the platform or its related entities becoming subject to a bankruptcy or similar proceeding, even if the borrowers have no legal right to do so. It is possible that a period of adverse economic conditions resulting in high defaults and delinquencies on the Marketplace Loans will increase the potential bankruptcy risk to platforms and its related entities.

The regulatory environment applicable to platforms and their related entities may be subject to periodic changes. Any such changes could have an adverse effect on the platforms’ and related entities’ costs and ability to operate. The platforms would likely seek to pass through any increase in costs to lenders such as the Fund. Further, changes in the regulatory application or judicial interpretation of the laws and regulations applicable to financial institutions generally and marketplace lending in particular also could impact the manner in which the marketplace lending industry conducts its business. In addition, Congress, the states and regulatory agencies could further regulate the consumer credit industry in ways that would make it more difficult to collect payments on Marketplace Loans. The regulatory environment in which financial institutions operate has become increasingly complex and robust, and following the financial crisis of 2008, supervisory efforts to apply relevant laws, regulations and policies have become more intense. For example, the CFPB has broad investigative and enforcement powers to prohibit or limit unfair and deceptive acts and practices. The CFPB sponsors an online complaint database that includes Marketplace Loans. Further, in May 2016, the U.S. Treasury Department issued a white paper regarding its review of the online marketplace lending industry. The white paper provided policy recommendations, highlighted the benefits and risks associated with online marketplace lending and set forth certain best practices applicable to established and emerging market participants, among other things. The white paper is part of a multi-stage process led by the U.S. Treasury Department, in consultation with other regulatory agencies, to inform appropriate policy responses. The U.S. Treasury Department’s focus on marketplace lending signifies the increasing spotlight on the industry and could ultimately result in significant and sweeping changes to the current regulatory framework governing marketplace lending. On July 31, 2018 the U.S. Treasury Department released its report on the regulatory landscape for financial technology, which was conceptually supportive of marketplace lending and related financial technology practices. The OCC has proposed a new type of national bank charter for fintech companies which could include marketplace lenders. That action is being challenged in court by state banking regulators. In late 2016 and 2017, both the OCC and the FDIC published guidance concerning third party lending relationships and specifically addressed managing risks related to marketplace lending programs. In addition, some states such as California are requesting information from marketplace lenders and other states such as Colorado are engaging in litigation with marketplace lenders and the bank funding model. New York issued a report in July 2018 on online lending calling for additional regulation and licensing. It is anticipated that continued evolution of the regulatory landscape will affect marketplace lending and platform operators.

Risk of Adverse Market and Economic Conditions

Marketplace Loan default rates, and marketplace lending generally, may be significantly affected by economic downturns or general economic conditions beyond the control of any borrowers. In particular, default rates on Marketplace Loans may increase due to factors such as prevailing interest rates, the rate of unemployment, the level of consumer confidence, residential real estate values, the value of the U.S. dollar, energy prices, changes in consumer spending, the number of personal bankruptcies, disruptions in the credit markets and other factors. A significant downturn in the economy could cause default rates on the Marketplace Loans to increase. A substantial increase in default rates, whether due to market and economic conditions or otherwise, could adversely impact the viability of the overall marketplace lending industry.

Risk of Inadequate Guarantees and/or Collateral of Marketplace Loans

To the extent that the obligations under a Marketplace Loan are guaranteed by a third-party, there can be no assurance that the guarantor will perform its payment obligations should the underlying borrower to the loan default on its payments. Similarly, to the extent a Marketplace Loan is secured, there can be no assurance as to the amount of any funds that may be realized from recovering and liquidating any collateral or the timing of such recovery and liquidation and hence there is no assurance that sufficient funds (or, possibly, any funds) will be available to offset any payment defaults that occur under the Marketplace Loan. If it becomes necessary to recover and liquidate any collateral with respect to a secured Marketplace Loan, it may be difficult to sell such collateral and there will likely be associated costs that would reduce the amount of funds otherwise available to offset the payments due under the loan.

If a borrower of a secured Marketplace Loan enters bankruptcy, an automatic stay of all proceedings against such borrower’s property will be granted. This stay will prevent any recovery and liquidation of the collateral securing such loan, unless relief from the stay can be obtained from the bankruptcy court. There is no guarantee that any such relief will be obtained. Significant legal fees and costs may be incurred in attempting to obtain relief from a bankruptcy stay from the bankruptcy court and, even if such relief is ultimately granted, it may take several months or more to obtain. In addition, bankruptcy courts have broad powers to permit a sale of collateral free of any lien, to compel receipt of an amount less than the balance due under the Marketplace Loan and to permit the borrower to repay the Marketplace Loan over a term which may be substantially longer than the original term of the loan.

It is possible that the same collateral could secure multiple Marketplace Loans of a borrower. To the extent that collateral secures more than one Marketplace Loan, the liquidation proceeds of such collateral may not be sufficient to cover the payments due on all such loans.

Risk of Regulation as an Investment Company or an Investment Adviser

If platforms or any related entities are required to register as investment companies under the 1940 Act or as investment advisers under the Investment Advisers Act of 1940, their ability to conduct business may be materially adversely affected, which may result in such entities being unable to perform their obligations with respect to their Marketplace Loans, including applicable indemnity, guaranty, repurchasing and servicing obligations, and any contracts entered into by a platform or related entity while in violation of the registration requirements may be voidable.

Risks Associated with Recent Events in the Marketplace Lending Industry

The marketplace lending industry is heavily dependent on investors for liquidity and at times during the recent past, there has been some decreasing interest from institutional investors in purchasing Marketplace Loans (due both to yield and performance considerations as well as reactions to platform and industry events described below), causing some platforms to increase rates. In addition, there is concern that a weakening credit cycle could stress servicing of Marketplace Loans and result in significant losses.

In early 2016, concerns were raised pertaining to certain loan identification practices and other compliance related issues of LendingClub. Those resulted in top management changes at LendingClub and class action lawsuits being filed against LendingClub after its stock precipitously dropped, and as a result, increased volatility in the industry and caused some institutional investors to retrench from purchasing Marketplace Lending Instruments, either from LendingClub specifically or in general with respect to any Marketplace Lending Instruments. LendingClub entered into a settlement with the SEC in September 2018 related to these events. While the industry has stabilized after these events, the occurrence of any additional negative business practices involving a marketplace lending platform, or the inability for marketplace lending platforms to assure investors and other market participants of its ability to conduct business practices acceptable to borrowers and investors, may significantly and adversely impact the platforms and/or the marketplace lending industry as a whole and, therefore, the Fund’s investments in Marketplace Lending Instruments.

There has been increased regulatory scrutiny of the marketplace lending industry, including the recent U.S. Department of the Treasury white paper and report, the Office of the Comptroller of the Currency white paper and state investigations into marketplace lending platforms in California and New York. In addition, an increasing number of lawsuits have been filed alleging that the platforms are the true lender and not the funding banks including by the State of Colorado against two platform operators. The West Virginia Attorney General challenged an arrangement where a consumer lender purchased and serviced loans made to residents of West Virginia by a South Dakota bank. The West Virginia courts found the nonbank consumer lender to be the true lender as it had the “predominant economic interest” in the loans. Because the rates charged by the non-bank lender exceeded usury limits, the loans were found to be unenforceable and the non-bank lender charged with penalties. The U.S. Supreme Court declined to hear an appeal of this case in 2015. In 2016, a borrower class action lawsuit was filed in New York federal court against LendingClub alleging among other theories that LendingClub was the true lender on loans it purchased from its funding bank. The court enforced the arbitration provision in the borrower’s loan agreement on an individual but not class basis. The case has since been settled. Two cases in California decided at approximately the same time came to different conclusions on this issue. The CFPB challenged an online consumer lender that purchased and serviced loans purportedly made by a Native American tribe subject to tribal law. A U.S. district court found the online lender to be the true lender. However, the court declined to award some $287 million in damages, but rather assessed a $10 million penalty based on the fact that the loan rates had been fully disclosed to borrowers. The damages award is being appealed. However, another U.S. district court in the same district found that loans made by a national bank and sold did not make the purchaser the true lender of the loans. In January 2017, the Attorney General of Colorado acting as Administrator of the state’s Uniform Consumer Credit Code filed lawsuits in state court against two online lending platforms. The state contends that the platform operators are the true creditors of the loans, not the originating bank. The defendants removed both actions to federal court. However, the federal court has remanded the actions back to state court. The originating banks offensively filed declaratory judgment actions in federal court in Colorado asking the court to find that federal law preempts Colorado state law. Both actions were dismissed, however, one action is being appealed. It is possible that similar litigation or regulatory actions may challenge funding banks’ status as a loan’s true lender, and if successful, platform operators or loan purchasers may become subject to state licensing and other consumer protection laws and requirements. If the platform operators or subsequent assignees of the loans were found to be the true lender of the loans, the loans could be void or voidable or subject to rescission or reduction of principal or interest paid or to be paid in whole or in part or subject to damages or penalties.

Servicer Risk

The Fund expects that all of its direct and indirect investments in loans originated by marketplace lending platforms will be serviced by a platform or a third-party servicer. However, the Fund’s investments could be adversely impacted if a platform that services the Fund’s investments becomes unable or unwilling to fulfill its obligations to do so. In the event that the servicer is unable to service the loans, there can be no guarantee that a backup servicer will be able to assume responsibility for servicing the loans in a timely or cost-effective manner; any resulting disruption or delay could jeopardize payments due to the Fund in respect of its investments or increase the costs associated with the Fund’s investments. If the servicer becomes subject to a bankruptcy or similar proceeding, there is some risk that the Fund’s investments could be re-characterized as secured loans from the Fund to the platform, which could result in uncertainty, costs and delays from having the Fund’s investment deemed part of the bankruptcy estate of the platform, rather than an asset owned outright by the Fund. To the extent the servicer becomes subject to a bankruptcy or similar proceeding, there is a risk that substantial losses will be incurred by the Fund.

SME Loans Risk

The businesses of SME loan borrowers may not have steady earnings growth, may be operated by less experienced individuals, may have limited resources and may be more vulnerable to adverse general market or economic developments, among other concerns, which may adversely affect the ability of such borrowers to make principal and interest payments on the SME loans.

Treatment of Marketplace Lending Instruments Purchased by the Fund under Federal Securities Laws

The Adviser has been advised that it is the current view of the SEC and its Staff that the purchase of whole loans through marketplace lending platforms involves the purchase of “securities” issued by the originating platforms under the Securities Act. If the Marketplace Lending Instruments purchased by the Fund, such as whole loans, are deemed to be “securities” under federal securities law, then the issuers of such instruments are subject to a wide range of obligations and sanctions. At the federal level, the issuer, the underwriter and other individuals in a public offering signing a registration statement are strictly liable for any inaccurate statements in the document but underwriters may assert a due diligence defense. Even though an exemption from registration with the SEC is typically utilized by the issuers of the Marketplace Lending Instruments that are securities, the anti-fraud provisions of the federal securities laws still apply. Avoidance of fraud requires full and fair disclosure of all material facts and the usual method of discharging this disclosure obligation is for the issuer to prepare and distribute a prospectus that has been registered with the SEC or, in a private transaction, an “offering memorandum” that incorporates the same type of information as would be contained in a registration statement. Noncompliance with federal securities laws can involve potentially severe consequences for the issuer and the Fund may recover civil damages from the applicable issuer of a security if the requisite intent can be shown against its directors, managers and/or other responsible persons. Securities regulators can also institute administrative proceedings, suits for injunction and, in the appropriate circumstances, even criminal actions. In addition, there are separate obligations and sanctions under securities laws which exist in each and every state.

There is no bright line test to determine whether notes evidencing loans should be deemed “securities” within the purview of the SEC. In general, a determination of whether a note evidencing a loan is a security under the Securities Act is subject to an analysis of the facts and circumstances of the transaction involving the issuance of the notes. To the extent certain Marketplace Lending Instruments, such as whole loans, are not, in the future, deemed to be “securities” under the Securities Act, the Fund would not be able to seek the remedies described above with respect to such instruments.

Valuation Risk

Many of the Fund’s Marketplace Lending Investments may be difficult to value. Where market quotations are not readily available or deemed unreliable, the Fund will value such investments in accordance with fair value procedures adopted by the Board of Directors. Valuation of illiquid investments may require more research than for more liquid investments. In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available. An instrument that is fair valued may be valued at a price higher or lower than the value determined by other funds using their own fair valuation procedures. Prices obtained by the Fund upon the sale of such investments may not equal the value at which the Fund carried the investment on its books, which would adversely affect the NAV of the Fund. See “Net Asset Value.”

Tax Risk

The treatment of Marketplace Loans and other Marketplace Lending Instruments for tax purposes is uncertain. In addition, changes in tax laws or regulations, or interpretations thereof, in the future could adversely affect the Fund, including its ability to qualify as a regulated investment company, or the participants in the marketplace lending industry. Investors should consult their tax advisors as to the potential tax treatment of Common Shareholders.

The Fund intends to elect to be treated as a regulated investment company for federal income tax purposes. In order to qualify for such treatment, the Fund will need to meet certain organization, income, diversification and distribution tests. The Fund has adopted policies and guidelines that are designed to enable the Fund to meet these tests, which will be tested for compliance on a regular basis for the purposes of being treated as a regulated investment company for federal income tax purposes. However, some issues related to qualification as a regulated investment company are open to interpretation. For example, with respect to whole loans originated by marketplace lending platforms, the Fund will consider the issuer of such loans to be the identified borrowers in the loan documentation. However, if the IRS were to disagree and successfully assert that the marketplace lending platforms should be viewed as the issuer of the loans, the Fund would not satisfy the regulated investment company diversification tests.

If, for any taxable year, the Fund did not qualify as a regulated investment company for U.S. federal income tax purposes, it would be treated as a U.S. corporation subject to U.S. federal income tax at the Fund level, and possibly state and local income tax, and distributions to its Common Shareholders would not be deductible by the Fund in computing its taxable income. As a result of these taxes, NAV per Common Share and amounts distributed to Common Shareholders may be substantially reduced. Also, in such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would generally constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate Common Shareholders, and non-corporate Common Shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income taxation, provided in each case that certain holding period and other requirements are satisfied. In addition, in such an event, in order to re-qualify for taxation as a regulated investment company, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause a negative impact on Fund returns. In such event, the Fund’s Board of Directors may determine to recognize or close the Fund or materially change the Fund’s investment objective and strategies. See “U.S. Federal Income Tax Matters.”

Other Investment-Related Risks:

Credit and Below Investment Grade Securities Risks

Credit risk is the risk that an issuer of a security may be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability or willingness to make such payments. Credit risk may be heightened for the Fund because it and the closed-end funds in which it invests may invest in below investment grade securities, which are commonly referred to as “junk” and “high yield” securities; such securities, while generally offering the potential for higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of dividend or interest deferral, default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal. The below investment grade securities receiving the lowest rating from an NRSRO are typically already in default. In addition, below investment grade securities are generally susceptible to decline in market value due to adverse economic and business developments and are often unsecured and subordinated to other creditors of the issuer. The market values for below investment grade securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. Because of the substantial risks associated with below investment grade securities, among other factors, you could lose money on your investment in Common Shares, both in the short term and the long term.

Defaulted and Distressed Securities Risks

The Fund may invest in defaulted and distressed securities. Legal difficulties and negotiations with creditors and other claimants are common when dealing with defaulted or distressed issuers. Defaulted or distressed issuers may be insolvent, in bankruptcy or undergoing some other form of financial restructuring. In the event of a default, the Fund may incur additional expenses to seek recovery. The repayment of defaulted bonds is subject to significant uncertainties, and in some cases, there may be no recovery of repayment. Defaulted bonds might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Because of the relative illiquidity of defaulted or distressed debt and equity securities, short sales are difficult, and the Fund primarily maintains long positions. Some relative value trades are possible, where an investor sells short one class of a defaulted or distressed issuer’s capital structure and purchases another. With distressed investing, often there is a time lag between when the Fund makes an investment and when the Fund realizes the value of the investment. In addition, the Fund may incur legal and other monitoring costs in protecting the value of the Fund’s claims.

Derivatives Risks

Derivative transactions involve investment techniques and risks different from those associated with the Fund’s other investments. Generally, a derivative is a financial contract the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of a particular derivative. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of the Fund. The Fund could experience a loss if derivatives do not perform as anticipated, if they are not correlated with the performance of other investments which they are used to hedge or if the Fund is unable to liquidate a position because of an illiquid secondary market. The market for many derivatives may be, or can suddenly become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices of derivatives. When used for speculative purposes, derivatives will produce enhanced investment exposure, which will magnify gains and losses.

Certain derivatives transactions may give rise to a form of leverage. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage may cause the Fund to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Further, using derivatives may include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. The Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. The Adviser has claimed an exclusion from registration as a commodity pool operator with respect to the Fund pursuant to Commodity Futures Trading Commission (“CFTC”) Rule 4.5.

Illiquid Securities Risks

The Fund may invest in illiquid securities. It may not be possible to sell or otherwise dispose of illiquid securities both at the price and within the time period deemed desirable by the Fund. Illiquid securities also may be difficult to value.

Inflation/Deflation Risk

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. In addition, during any period of rising inflation, interest rates on borrowings would likely increase, which would tend to further reduce returns to Common Shareholders. Deflation risk is the risk that prices throughout the economy decline over time–the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.

Interest Rate Risk

Interest rate risk is the risk that the fixed income debt securities in the Fund’s portfolio will decline in value because of increases in market interest rates.  Generally, when market interest rates rise, bond prices fall, and vice versa.  In addition, as interest rates decline, issuers of debt securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income.  As interest rates increase, slower than expected principal payments may extend the average life of securities, potentially locking in a below-market interest rate and reducing the Fund’s value.  Securities with longer maturities tend to produce higher yields but are more sensitive to changes in interest rates and are subject to greater fluctuation in value.  In typical market interest rate environments, the prices of longer-term debt securities generally fluctuate more than prices of shorter-term debt securities as interest rates change.  These risks may be greater in the current market environment because, as of the date of this Prospectus, certain interest rates are near historic lows and are projected to rise.   Therefore, there is a risk that interest rates will rise, which will likely drive down bond prices.  In addition, this rise in interest rates may negatively impact the Fund’s future income relating to leverage, as the Fund will be required to earn more income on its investments to recoup any increased costs of leverage.  The Fund’s net investment income and, as a result the net asset value and market price for the Common Shares, could be negatively impacted by an increase in interest rates due to the inability of Fund portfolio companies to service interest payment obligations and principal loan repayments.  Similarly, distributions to Common Shareholders may be negatively impacted to the extent the Fund’s investments yield less income available for distribution.

In comparison to maturity (which is the date on which a debt instrument ceases and the issuer is obligated to repay the principal amount), duration is a measure of the price volatility of a debt instrument as a result of changes in market rates of interest, based on the weighted average timing of the instrument’s expected principal and interest payments. Duration differs from maturity in that it considers a security’s yield, coupon payments, principal payments and call features, in addition to the amount of time until the security finally matures. As the value of a security changes over time, so will its duration. Prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. In general, a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with a shorter duration. For example, the price of a bond with an effective duration of two years will rise (fall) two percent for every one percent decrease (increase) in its yield, and the price of a five-year duration bond will rise (fall) five percent for a one percent decrease (increase) in its yield.

Options Risk

The purchaser of a put option runs the risk of losing the purchaser’s entire investment, paid as the premium, if the option is not sold at a gain or cannot be exercised at a gain prior to expiration. If restrictions on exercise are imposed, the Fund might not be able to exercise an option it has purchased when it otherwise would seek to do so. If the Fund were unable to close out an option that it had purchased, it would have to exercise the option in order to realize any profit or the option may expire worthless.

Rating Agency Risk

Ratings agencies such as S&P, Fitch, Moody’s and other NRSROs provide ratings on debt securities and related instruments based on their analyses of information they deem relevant. Ratings are opinions or judgments of the credit quality of an issuer and may prove to be inaccurate. In addition, there may be a delay between events or circumstances adversely affecting the ability of an issuer to pay interest and/or repay principal and an NRSRO’s decision to downgrade a security. Further, a rating agency may have a conflict of interest with respect to a security for which it assigns a particular rating if, for example, the issuer or sponsor of the security pays the rating agency for the analysis of its security, which could affect the reliability of the rating.

Short Sale Risks

Positions in shorted securities are speculative and riskier than long positions (purchases) in securities because the maximum sustainable loss on a security purchased is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited risk. Short selling will also result in higher transaction costs (such as interest and dividends) and may result in higher taxes, which reduce the Fund’s return.

If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.  With respect to its short positions, the Fund must borrow those securities to make delivery to the buyer.  The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so.  As a result, the Fund may not be able to successfully implement its short sale strategy due to the limited availability of desired securities or for other reasons.

When borrowing a security for delivery to a buyer, the Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short.  The Fund must normally repay to the lender an amount equal to any dividends or interest earned while the loan is outstanding.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.  Also, the lender of a security may terminate the loan at a time when the Fund is unable to borrow the same security for delivery.  In that case, the Fund would need to purchase a replacement security at the then-current market price or “buy in” by paying the lender an amount equal to the costs of purchasing the security.

Until the Fund replaces a borrowed security, it may be required to maintain a segregated account of cash or liquid assets to cover the Fund’s short position.  Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities.  Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral held by the broker), marked-to-market daily, to cover its short sale obligations.  This may limit the Fund’s investment flexibility and ability to meet its investment objective.

By investing the proceeds received from selling securities short, the Fund is using a form of leverage, which creates special risks.  The use of leverage may increase the Fund’s exposure to long equity positions and make any change in the Fund’s NAV greater than it would be without the use of leverage.  This could result in increased volatility of returns.  There is no guarantee that the Fund will leverage its portfolio, or if it does, that the Fund’s leveraging strategy will be successful.  The Fund also cannot guarantee that the use of leverage will produce a higher return on an investment.

MANAGEMENT OF THE FUND

Board of Directors

The Fund’s Board of Directors has overall responsibility for management of the Fund. The Board of Directors decides upon matters of general policy and generally oversees the actions of the Adviser and the other service providers of the Fund. The name and business address of the Board of Directors and officers of the Fund, and their principal occupations and other affiliations during the past five years, are set forth under “Board Members and Officers” in the SAI.

Investment Adviser

RiverNorth Capital Management, LLC (“RiverNorth” or the “Adviser”), a registered investment adviser, is the Fund’s investment adviser and will be responsible for the day-to-day management of the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services. The Adviser will also be responsible for determining the Fund’s overall investment strategy and overseeing its implementation.

RiverNorth, founded in 2000, is a wholly-owned subsidiary of RiverNorth Financial Holdings LLC and is located at 325 N. LaSalle Street, Suite 645, Chicago, Illinois 60654. As of                  , RiverNorth managed approximately $              for registered open-end management investment companies, registered closed-end management investment companies and private investment vehicles. See “Management of the Fund” in the SAI.

Portfolio Management

Philip K. Bartow, Patrick W. Galley, Andrew Kerai and Stephen O’Neill are responsible for implementing portfolio management decisions for the Fund.

Philip K. Bartow is a co-portfolio manager of the Fund. Mr. Bartow joined RiverNorth in 2015 and manages the firm’s Marketplace Lending strategy. Prior to joining RiverNorth, Mr. Bartow was a Principal at Spring Hill Capital, where he focused on analyzing and trading structured credit, commercial mortgage and asset-backed fixed income investments. Mr. Bartow started his career in the Mortgage Department at Lehman Brothers Inc. in New York. Mr. Bartow holds an MBA from Columbia Business School with a concentration in Accounting and Finance. Mr. Bartow is also a graduate of Williams College, where he received a B.A. in Economics.

Patrick W. Galley, CFA is a co-portfolio manager of the Fund and the Chief Investment Officer for the Adviser. Mr. Galley heads the Adviser’s research and investment team and oversees all portfolio management activities at the Adviser. Mr. Galley also serves as the President and Chairman of the RiverNorth Funds, a mutual fund complex for which RiverNorth serves as the investment adviser. Prior to joining the Adviser in 2004, he was most recently a Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group, where he specialized in analyzing and structuring corporate transactions for investment management firms in addition to closed-end and open-end funds, hedge funds, funds of funds, structured investment vehicles and insurance/reinsurance companies. Mr. Galley graduated with honors from Rochester Institute of Technology with a B.S. in Finance. He has received the Chartered Financial Analyst (CFA) designation, is a member of the CFA Institute and is a member of the CFA Society of Chicago.

Andrew Kerai is a co-portfolio manager of the Fund. Mr. Kerai joined RiverNorth in 2015 and serves as a Senior Credit Strategist for the Adviser. Andrew analyzes credit performance and portfolio positioning within the marketplace lending strategy. Prior to joining RiverNorth, Mr. Kerai was a portfolio manager of an actively managed open-end mutual fund which invested in the equity securities of publicly-traded credit-focused investment funds, including business development companies (BDCs). Andrew was also an equity research analyst covering consumer and commercial lenders, credit card issuers, middle market commercial lenders, debt recovery companies and business development companies. He began his investment career as a portfolio analyst within high yield bonds and leveraged loans at Prudential Investments. Andrew graduated Summa Cum Laude from American University with a dual major in international finance and accounting. He has received the Chartered Financial Analyst (CFA) designation.

Stephen O’Neill, CFA is a co-portfolio manager of the Fund. Mr. O’Neill conducts qualitative and quantitative analysis of closed-end funds and their respective asset classes at RiverNorth. Prior to joining RiverNorth Capital in 2007, Mr. O’Neill was most recently an Assistant Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group. At Bank of America, he specialized in the corporate real estate, asset management, and structured finance industries. Mr. O’Neill graduated magna cum laude from Miami University in Oxford, Ohio with a B.S. in Finance. Mr. O’Neill has received the Chartered Financial Analyst (CFA) designation, is a member of the CFA Institute, and is a member of the CFA Society of Chicago.

The Fund’s SAI provides information about the compensation received by the portfolio managers of the Fund, other accounts that they manage and their ownership of the Fund’s equity securities.

Investment Advisory Agreement

Pursuant to an Investment Advisory Agreement, the Adviser is responsible for managing the Fund’s affairs, subject at all times to the general oversight of the Fund’s Board of Directors. The Fund has agreed to pay the Adviser a management fee payable on a monthly basis at the annual rate of % of the Fund’s average daily Managed Assets for the services it provides.

In addition to the fees of the Adviser, the Fund pays all other costs and expenses of its operations, including, but not limited to, compensation of its directors (other than those affiliated with the Adviser), custodial expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of any leverage, expenses of preparing, printing and distributing prospectuses, shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

Because the fees received by the Adviser are based on the Managed Assets of the Fund, the Adviser have a financial incentive for the Fund to use leverage, which may create a conflict of interest between the Adviser and the holders of Common Shares. Because leverage costs will be borne by the Fund at a specified interest rate, the Fund’s investment management fees and other expenses, including expenses incurred as a result of any leverage, are paid only by the holders of Common Shares and not by holders of Preferred Shares or through borrowings. See “Use of Leverage.”

A discussion of the basis for the Board of Directors’ approval of the Fund’s Investment Advisory Agreement will be provided in the Fund’s initial shareholder report. The basis for subsequent continuations of these agreements will be provided in annual or semi-annual reports to shareholders for the periods during which such continuations occur.

NET ASSET VALUE

NAV is determined daily as of the close of the regular trading session on the NYSE (usually 4:00 p.m. Eastern time). NAV is calculated by dividing the value of all of the securities and other assets of the Fund, less the liabilities (including accrued expenses and indebtedness) and the aggregate liquidation value of any outstanding Preferred Shares, by the total number of Common Shares outstanding.

Certain of the Fund’s assets, including its investments in closed-end funds and SPACs, are generally valued at their market value using market quotations. The Fund may use independent pricing services to provide market quotations. Prices obtained from independent pricing services use various observable inputs, including, but not limited to, information provided by broker-dealers, pricing formulas, such as dividend discount models, option valuation formulas, estimates of market values obtained from yield data relating to investments or securities with similar characteristics and discounted cash flow models that might be applicable. If a market valuation for a security is unavailable or deemed to be an unreliable indicator of current market value, the Fund will seek to obtain a broker quote from an external data vendor or directly from broker-dealers. Moreover, if market quotations are not available or, in the Adviser’s opinion, market quotations do not reflect market value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects market value, the instrument will be valued at fair value according to policies approved by the Fund’s Board of Directors. The Adviser may determine that a price is unreliable in various circumstances. For example, a price may be deemed unreliable if it has not changed for an identified period of time, or has changed from the previous day’s price by more than a threshold amount, and recent transactions and/or broker dealer price quotations differ materially from the price in question. In addition, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the security may need to be fair valued using the Fund’s fair value pricing policies. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. The Fund’s NAV is calculated based, in part, upon the market prices of the closed-end funds in its portfolio, and the prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of doing so.

With respect to investments in Marketplace Lending Instruments, the Fund will generally utilize prices provided by an independent valuation service, subject to review by the Board of Directors or its designee. In pricing certain instruments, particularly less liquid and lower quality securities, the pricing services may consider information about a security, its issuer or market activity provided by the Adviser.

The Board of Directors has adopted valuation policies and procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the Adviser. The Adviser’s valuation committee (the “Committee”) (comprised of officers of the Adviser and established pursuant to the policies and procedures adopted by the Board of Directors) has the day-to-day responsibility for overseeing the implementation of the Fund’s valuation policies and procedures and fair value determinations (subject to review and ratification by the Board of Directors). Pursuant to the Fund’s valuation policies and procedures as adopted by the Board of Directors, the Fund’s holdings in Marketplace Lending Instruments are fair valued in accordance with such policies and procedures based on evaluated prices provided by a third-party pricing service and affirmed by the Committee. All fair value determinations are subject to review and ratification by the Board of Directors.

The Fund accounts for whole and fractional loans at the individual loan level for valuation purposes, and whole loans and fractional loans are fair valued using inputs that take into account borrower-level data that is updated as often as the NAV of Fund Common Shares is calculated to reflect new information regarding the borrower or loan. Such borrower-level data will include the borrower’s payment history, including the payment, principal and interest amounts of each loan and the current status of each loan, which will allow the Adviser to determine, among other things, the historical prepayment rate, charge-off rate, delinquency and performance with respect to such borrower/loan. In addition, borrower-level data may include the following to the extent applicable and available: updated FICO scores of the borrower of a consumer loan or the guarantor of the borrower of an SME loan, the borrower’s debt-to-income ratio and employment status (in the case of consumer loans) and financial statements, tax returns and sales data (in the case of SME loans).

The Fund, in accordance with the investment limitations approved by the Fund’s Board of Directors, will limit its investments in Marketplace Loans to loans originated by platforms that will provide the Fund with a written commitment to deliver or cause to be delivered individual loan-level data on an ongoing basis throughout the life of each individual loan that is updated periodically as often as the NAV of Fund Common Shares is calculated to reflect new information regarding the borrower or loan.

The Fund will not invest in loans originated by platforms for which the Adviser cannot evaluate to its satisfaction the completeness and accuracy of the individual Marketplace Loan data provided by such platforms relevant to determining the existence and valuation of such Marketplace Loans and utilized in the accounting of the loans.

The processes and procedures described herein are part of the Fund’s compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that the Fund is required to maintain under the 1940 Act.

DIVIDENDS AND DISTRIBUTIONS

Commencing with the Fund’s first dividend, the Fund intends to distribute to Common Shareholders regular monthly cash distributions of all or a portion of its net investment income. The Fund expects to declare its initial monthly dividend within 30 to 45 days after the completion of this offering and pay its initial monthly dividend within approximately 45 to 60 days after the completion of this offering, depending on market conditions. There is no assurance the Fund will make this initial monthly distribution or continue to pay regular monthly distributions or that it will do so at a particular rate.

Commencing with the first distribution, the Fund intends to implement a level distribution policy. At times, to maintain a stable level of distributions, the Fund may pay out less than all of its net investment income or pay out accumulated undistributed income, or return capital, in addition to current net investment income.

The Fund will distribute to Common Shareholders at least annually all or substantially all of its investment company taxable income and net exempt interest income after the payment of dividends and interest, if any, owed with respect to any outstanding Preferred Shares or other forms of leverage utilized by the Fund. The Fund intends to pay any capital gains distributions at least annually. If the Fund realizes a long-term capital gain, it will be required to allocate such gain between the Common Shares and any Preferred Shares issued by the Fund in proportion to the total dividends paid to each class for the year in which the income is realized. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a Common Shareholder as a return of capital which is applied against and reduces the Common Shareholder’s tax basis in his or her Common Shares. To the extent that the amount of any distribution exceeds the Common Shareholder’s basis in his or her shares, the excess will be treated by the Common Shareholder as gain from a sale or exchange of the Common Shares.

Under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its capital shares, or purchase any such capital shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be.

While any Preferred Shares are outstanding, the Fund may not declare any cash dividend or other distribution on its Common Shares, unless at the time of such declaration, (i) all accumulated preferred dividends have been paid and (ii) the NAV of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to be equal to the original purchase price per share plus any accumulated and unpaid dividends thereon).

In addition to the limitations imposed by the 1940 Act described above, certain lenders may impose additional restrictions on the payment of dividends or distributions on the Common Shares in the event of a default on the Fund’s borrowings. If the Fund’s ability to make distributions on its Common Shares is limited, such limitations could, under certain circumstances, impair the ability of the Fund to maintain its qualification for federal income tax purposes as a regulated investment company, which would have adverse tax consequences for shareholders. See “Use of Leverage” and “U.S. Federal Income Tax Matters.”

DIVIDEND REINVESTMENT PLAN

The Fund has an automatic dividend reinvestment plan commonly referred to as an “opt-out” plan. Unless the registered owner of Common Shares elects to receive cash by contacting                 (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Such notice will be effective with respect to a particular dividend or other distribution (together, a “Dividend”). Some brokers may automatically elect to receive cash on behalf of Common Shareholders and may re-invest that cash in additional Common Shares. Reinvested Dividends will increase the Fund’s Managed Assets on which the management fee is payable to the Adviser.

Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the NAV per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the Fund’s NAV per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus estimated brokerage commissions (i.e., the Fund’s Common Shares are trading at a discount), the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

Beneficial owners of Common Shares who hold their Common Shares in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan. In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends, even though such participants have not received any cash with which to pay the resulting tax. See “U.S. Federal Income Tax Matters” below. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator at (       )         -           .

DESCRIPTION OF THE COMMON SHARES

The following summary of the terms of the Common Shares of the Fund does not purport to be complete and is subject to and qualified in its entirety by reference to the Maryland General Corporation Law, and to the Fund’s Charter and the Fund’s Bylaws, copies of which are filed as exhibits to the Registration Statement.

The Fund’s authorized capital stock consists of                  shares of common stock, $0.0001 par value per share, all of which is initially classified as Common Shares. The Fund’s Board of Directors, with the approval of a majority of the entire Board, but without any action by the shareholders of the Fund, may amend the Fund’s Charter from time to time to increase or decrease the aggregate number of shares of stock of the Fund or the number of shares of stock of any class or series that the Fund has authority to issue.

In general, shareholders or subscribers for the Fund’s stock have no personal liability for the debts and obligations of the Fund because of their status as shareholders or subscribers, except to the extent that the subscription price or other agreed consideration for the stock has not been paid.

The Common Shares to be issued in the offering will be, upon payment as described in this Prospectus, fully paid and non-assessable. The Common Shares have no preemptive, conversion, exchange, appraisal or redemption rights, and each share has equal voting, dividend, distribution and liquidation rights.

Common Shareholders are entitled to receive dividends if and when the Board of Directors declares dividends from funds legally available. Whenever Fund Preferred Shares or borrowings are outstanding, Common Shareholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on the Preferred Shares and interest and principal payments on borrowings have been paid, and unless the applicable asset coverage requirements under the 1940 Act would be satisfied after giving effect to the distribution as described above.

In the event of the Fund’s liquidation, dissolution or winding up, Common Shares would be entitled to share ratably in all of the Fund’s assets that are legally available for distribution after the Fund pays all debts and other liabilities and subject to any preferential rights of holders of Preferred Shares, if any Preferred Shares are outstanding at such time.

Common Shareholders are entitled to one vote per share. All voting rights for the election of directors are noncumulative, which means that, assuming no Preferred Shares are outstanding, the holders of more than 50% of the Common Shares will elect 100% of the directors then nominated for election if they choose to do so and, in such event, the holders of the remaining Common Shares will not be able to elect any Directors.

The Fund’s Charter authorizes the Board of Directors to classify and reclassify any unissued shares of common stock into other classes or series of stock. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by the Fund’s Charter to set the terms, preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of common stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of the Fund’s Common Shares or otherwise be in their best interest. As of the date of this Prospectus, the Fund has no plans to classify or reclassify any unissued shares of common stock.

It is expected that the Fund’s Common Shares will be approved for listing on the NYSE, upon notice of issuance, under the symbol “      .” Under the rules of the NYSE applicable to listed companies, the Fund will be required to hold an annual meeting of shareholders in each year.

Preferred Shares

The Fund’s Charter authorizes the Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including Preferred Shares, without the approval of the holders of the common stock. Prior to issuance of any shares of Preferred Shares, the Board of Directors is required by Maryland law and by the Fund’s Charter to set the terms, preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for such shares. Thus, the Board of Directors could authorize the issuance of Preferred Shares with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of the Fund’s Common Shares or otherwise be in their best interest. No Preferred Shares are currently outstanding.

Any issuance of Preferred Shares must comply with the requirements of the 1940 Act. Specifically, the Fund is not permitted under the 1940 Act to issue Preferred Shares unless immediately after such issuance the total asset value of the Fund’s portfolio is at least 200% of the liquidation value of the outstanding Preferred Shares. Among other requirements, including other voting rights, the 1940 Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two directors at all times. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares would have the right to elect a majority of the Fund’s directors at any time two years’ dividends on any Preferred Shares are unpaid.

CERTAIN PROVISIONS OF THE FUND’S CHARTER AND BYLAWS AND OF MARYLAND LAW

The following summary of certain provisions of the Maryland General Corporation Law (the “MGCL”) and of the Charter and Bylaws of the Fund does not purport to be complete and is subject to and qualified in its entirety by reference to the Maryland General Corporation Law, and to the Fund’s Charter and the Fund’s Bylaws, copies of which are exhibits to the Registration Statement.

General

The MGCL and the Fund’s Charter and Bylaws contain provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure.

These provisions could have the effect of depriving Common Shareholders of an opportunity to sell their Common Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. On the other hand, these provisions may require persons seeking control of the Fund to negotiate with the Fund’s management regarding the price to be paid for the Common Shares required to obtain such control, promote continuity and stability and enhance the Fund’s ability to pursue long-term strategies that are consistent with its investment objective.

The Board of Directors has concluded that the potential benefits of these provisions outweigh their possible disadvantages.

Classified Board of Directors

The Board of Directors is divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes will expire at the first, second and third annual meetings of shareholders, respectively, and, in each case, until their successors are duly elected and qualify. Upon expiration of their terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and at each annual meeting one class of directors will be elected by the shareholders. A classified Board of Directors promotes continuity and stability of management but makes it more difficult for shareholders to change a majority of the directors because it generally takes at least two annual elections of directors for this to occur. The Fund believes that classification of the Board of Directors will help to assure the continuity and stability of the Fund’s strategies and policies as determined by the Board of Directors.

Election of Directors

The MGCL provides that, unless the charter or bylaws of a corporation provide otherwise, which the Fund’s Charter and the Fund’s Bylaws do not, a plurality of all the votes cast at a meeting at which a quorum is present is sufficient to elect a director.

Number of Directors; Vacancies

The Fund’s Charter provides that the number of directors will be set only by the Board of Directors in accordance with the Bylaws. The Bylaws provide that a majority of the Fund’s entire Board of Directors may at any time increase or decrease the number of directors, provided that there may be no fewer than three directors and no more than 12 directors.

The Fund’s Charter provides that the Fund elects, at such time as the Fund becomes eligible to make such an election (i.e., when the Fund has at least three independent directors and the Common Shares are registered under the Exchange Act), to be subject to the provision of Subtitle 8 of Title 3 of the MGCL regarding the filling of vacancies on the Board of Directors. Accordingly, at such time, except as may be provided by the Board of Directors in setting the terms of any class or series of Preferred Shares, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Removal of Directors

The Fund’s Charter provides that, subject to the rights of the holders of one or more class or series of Preferred Shares to elect or remove directors, a director may be removed from office only for cause (as defined in the Charter) and then only by the affirmative vote of the holders of at least two-thirds of the votes entitled to be cast generally in the election of directors.

Absence of Cumulative Voting

There is no cumulative voting in the election of the Fund’s directors. Cumulative voting means that holders of stock of a corporation are entitled, in the election of directors, to cast a number of votes equal to the number of shares that they own multiplied by the number of directors to be elected. Because a shareholder entitled to cumulative voting may cast all of his or her votes for one nominee or disperse his or her votes among nominees as he or she chooses, cumulative voting is generally considered to increase the ability of minority shareholders to elect nominees to a corporation’s Board of Directors. In general, the absence of cumulative voting means that the holders of a majority of the Fund’s shares can elect all of the directors then standing for election and the holders of the remaining shares will not be able to elect any directors.

Approval of Extraordinary Corporate Actions

The Fund’s Charter requires the favorable vote of at least two-thirds of the Common Shares and Preferred Shares (if any) entitled to be voted on the matter, voting together as a single class, to advise, approve, adopt or authorize the following:

●	a “Business Combination,” which includes the following:
●	a merger, consolidation or statutory share exchange of the Fund with or into another person;
●	an issuance or transfer by the Fund (in one or a series of transactions in any 12-month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding issuances or transfers of debt securities of the Fund, sales of securities of the Fund in connection with a public offering, issuances of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund, issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund and portfolio transactions effected by the Fund in the ordinary course of business; or
●	a sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12-month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with borrowings) effected by the Fund in the ordinary course of its business;
●	the voluntary liquidation or dissolution of the Fund or charter amendment to terminate the Fund’s existence;
●	the conversion of the Fund from a closed-end company to an open-end company, and any amendments necessary to effect the conversion; or
●	unless the 1940 Act or federal law requires a lesser vote, any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund’s assets as to which shareholder approval is required under federal or Maryland law.

However, unless shareholder approval is required under federal or Maryland law, the Common Shareholder vote described above will not be required with respect to the foregoing transactions if they are approved by a vote of two-thirds of the Continuing Directors (as defined below). If Maryland law or the 1940 Act requires Common Shareholder approval (and two-thirds of the Continuing Directors have approved the transaction), the affirmative vote by Common Shareholders, at a meeting of such shareholders, of the lesser of (a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund, will be required. In addition, if the Fund has any Preferred Shares outstanding, the holders of a majority of the outstanding Preferred Shares voting separately as a class, would be required under the 1940 Act to adopt any plan of reorganization that would adversely affect the holders of the Preferred Shares, to convert the Fund to an open-end investment company or to deviate from any of the Fund’s fundamental investment policies.

In no event will the foregoing provisions affect shareholder rights under the 1940 Act to approve or terminate an advisory contract of the Fund (either of which may be effectuated by Fund shareholders without the need for approval of any Continuing Director or other member of the Board of Directors).

“Continuing Director” means any member of the Board of Directors who is not an Interested Party (as defined below) or an affiliate of an Interested Party and has been a member of the Board of Directors for a period of at least 12 months, or has been a member of the Board of Directors since                , or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors.

“Interested Party” means any person, other than an investment company advised by the Adviser or any of its affiliates, which enters, or proposes to enter, into a Business Combination with the Fund.

In addition, the Fund’s Charter requires the favorable vote of two-thirds of the entire Board of Directors to advise, approve, adopt or authorize any of the following:

●	the election and removal of officers;
●	the creation of and delegation of authority and appointment of members to committees of the Board of Directors;
●	amendments to the Fund’s Bylaws (which may only be effected by the Board of Directors, not the Common Shareholders); and
●	Charter amendments not requiring shareholder approval under the 1940 Act.

The Board of Directors has determined that the foregoing supermajority requirements applicable to certain votes of the directors and the Common Shareholders, which are greater than the minimum requirements permitted under Maryland law or the 1940 Act, are in the best interests of the Fund. Reference should be made to the Charter on file with the SEC for the full text of these provisions. See also “Conversion to Open-End Fund.”

Action by Shareholders

Under the MGCL, Common Shareholder action can be taken only at an annual or special meeting of Common Shareholders or, unless the charter provides for Common Shareholder action by less than unanimous written consent (which is not the case in the Fund’s Charter), by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of the Fund’s Bylaws regarding the calling of a Common Shareholder-requested special meeting, as discussed below, may have the effect of delaying consideration of a Common Shareholder proposal until the next annual meeting.

Procedures for Shareholder Nominations and Proposals

The Fund’s Bylaws provide that any Common Shareholder desiring to make a nomination for the election of directors or a proposal for new business at a meeting of Common Shareholders must comply with the advance notice provisions of the Bylaws. Nominations and proposals that fail to follow the prescribed procedures will not be considered. The Board of Directors believes that it is in the Fund’s best interests to provide sufficient time to enable management to disclose to Common Shareholders information about a slate of nominations for directors or proposals for new business. This advance notice requirement also may give management time to solicit its own proxies in an attempt to defeat any slate of nominations should management determine that doing so is in the best interest of Common Shareholders generally. Similarly, adequate advance notice of Common Shareholder proposals will give management time to study such proposals and to determine whether to recommend to the Common Shareholders that such proposals be adopted. For Common Shareholder proposals to be included in the Fund’s proxy materials, the Common Shareholder must comply with all timing and information requirements of the Exchange Act.

Calling of Special Meetings of Shareholders

The Fund’s Bylaws provide that special meetings of Common Shareholders may be called by the Board of Directors or by certain of its officers. Additionally, the Fund’s Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the Common Shareholders requesting the meeting, a special meeting of Common Shareholders will be called by the Fund’s Secretary upon the written request of Common Shareholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

No Appraisal Rights

As permitted by the MGCL, the Fund’s Charter provides that Common Shareholders will not be entitled to exercise appraisal rights, unless the Fund’s Board of Directors determines that such rights apply.

Limitations on Liabilities

The Fund’s Charter provides that the personal liability of the Fund’s directors and officers for monetary damages is eliminated to the fullest extent permitted by Maryland law. Maryland law currently provides that directors and officers of corporations that have adopted such a provision will generally not be so liable, except to the extent that (i) it is proven that the person actually received an improper benefit or profit in money, property, or services for the amount of the benefit or profit in money, property, or services actually received; and (ii) a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

The Fund’s Charter delegates the Fund, to the maximum extent permitted by Maryland law, to indemnify and advance expenses to the Fund’s directors and officers. The Fund’s Bylaws provide that the Fund will indemnify its officers and directors against liabilities to the fullest extent permitted by Maryland law and the 1940 Act, and that it shall advance expenses to such persons prior to a final disposition of an action. The rights of indemnification provided in the Fund’s Charter and Bylaws are not exclusive of any other rights which may be available under any insurance or other agreement, by resolution of Common Shareholders or directors or otherwise.

Authorized Shares

The Fund’s Charter authorizes the issuance of                     Common Shares, and authorizes a majority of the Fund’s Board of Directors, without Common Shareholder approval, to increase the number of authorized Common Shares and to classify and reclassify any unissued shares into one or more classes or series of stock and set the terms thereof. The issuance of capital stock or any class or series thereof without Common Shareholder approval may be used by the Fund’s Board of Directors consistent with its duties to deter attempts to gain control of the Fund. Further, the Board of Directors could authorize the issuance Preferred Shares with terms and conditions that could have the effect of discouraging a takeover or other transaction that some of the Fund’s shareholders might believe to be in their best interests.

Anti-Takeover Provisions of Maryland Law

Maryland Unsolicited Takeovers Act

Subtitle 8 of Title 3 of the Maryland General Corporation Law permits a Maryland corporation with a class of equity securities registered under the Exchange Act and at least three independent directors to elect to be subject, by provision in its charter or bylaws or a resolution of its board of directors and notwithstanding any contrary provision in the charter or bylaws, to any or all of five provisions:

●	a classified board;
●	a two-thirds vote requirement for removing a director;
●	a requirement that the number of directors be fixed only by vote of directors;
●	a requirement that a vacancy on the board be filled only by the remaining directors and for the remainder of the full term of the class of directors in which the vacancy occurred; and
●	a majority requirement for the calling of a special meeting of shareholders.

The Fund has elected to be subject to a requirement that a vacancy on the Board of Directors be filled only by the remaining directors and for the remainder of the full term of the class of directors in which the vacancy occurred and, otherwise, retains its right to opt into any of the other provisions. The charter of a corporation may contain a provision or the board of directors may adopt a provision that prohibits the corporation from electing to be subject to any or all of the provisions of Subtitle 8.

Maryland Business Combination Act

The provisions of the Maryland Business Combination Act (the “MBCA”) do not apply to a closed-end investment company, such as the Fund, unless the Board of Directors has affirmatively elected to be subject to the MBCA by a resolution. To date, the Fund has not made such an election but may make such an election under Maryland law at any time. Any such election, however, could be subject to certain of the 1940 Act limitations discussed below under “Maryland Control Share Acquisition Act” and would not apply to any person who had become an interested shareholder (as defined below) before the time that the resolution was adopted.

Under the MBCA, “business combinations” between a Maryland corporation and an interested shareholder or an affiliate of an interested shareholder are prohibited for five years after the most recent date on which the interested shareholder becomes an interested shareholder. These business combinations include a merger, consolidation, share exchange, or, in circumstances specified in the MBCA, an asset transfer or issuance or reclassification of equity securities. An interested shareholder is defined as:

●	any person who beneficially owns ten percent or more of the voting power of the corporation’s shares; or
●	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of ten percent or more of the voting power of the then outstanding voting stock of the corporation

●	A person is not an interested shareholder under the MBCA if the board of directors approved in advance the transaction by which he otherwise would have become an interested shareholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested shareholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

●	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and
●	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested shareholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested shareholder.

These super-majority vote requirements do not apply if the corporation’s common shareholders receive a minimum price, as defined in the MBCA, for their shares in the form of cash or other consideration in the same form as previously paid by the interested shareholder for its shares.

The MBCA permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested shareholder becomes an interested shareholder.

Maryland Control Share Acquisition Act

The Fund, in its Charter, has exempted all of its shares from the application of the Maryland Control Share Acquisition Act (the “MCSAA”). In order to avail itself of the provisions of this Act, the Charter would have to be amended (which would require the approval of the holders of at least a majority of the votes entitled to be cast) and the Board of Directors would have to affirmatively elect to be subject to the MCSAA by a resolution. Any such election, however, would be subject to the 1940 Act limitations discussed below and would not apply to any person who had become a holder of control shares (as defined below) before the time that the resolution was adopted.

The MCSAA provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquirer, by officers of the acquirer or by an employee of the acquirer who is also a director of the acquirer are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

●	one-tenth or more but less than one-third,
●	one-third or more but less than a majority, or
●	a majority or more of all voting power.

Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained shareholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of shareholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any shareholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the MCSAA, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of shareholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a shareholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other shareholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

Inhibiting a closed-end investment company’s ability to utilize the MCSAA is Section 18(i) of the 1940 Act which provides that “every share of stock . . . issued by a registered management company . . . shall be a voting stock and have equal voting rights with every other outstanding voting stock,” thereby preventing the Fund from issuing a class of shares with voting rights that vary within that class. There are currently different views, however, on whether or not the MCSAA conflicts with Section 18(i) of the 1940 Act. One view is that implementation of the MCSAA would conflict with the 1940 Act because it would deprive certain shares of their voting rights. Another view is that implementation of the MCSAA would not conflict with the 1940 Act because it would limit the voting rights of shareholders who choose to acquire shares of stock that put them within the specified percentages of ownership rather than limiting the voting rights of the shares themselves. In a November 15, 2010 letter, the staff of the SEC’s Division of Investment Management expressed the view that, based on the wording of, and purposes underlying, the 1940 Act generally, and Section 18(i) specifically, a closed-end fund, by opting in to the MCSAA, would be acting in a manner inconsistent with Section 18(i) of the 1940 Act. In light of the foregoing, the Fund has exempted its Shares from the MCSAA, thereby disabling the Fund from electing to be subject to the MCSAA. In the absence of a judgment of a federal court of competent jurisdiction or the issuance of a rule or regulation of the SEC or a published interpretation by the SEC or its staff that the provisions of the MCSAA are not inconsistent with the provisions of the 1940 Act, or a change to the provisions of the 1940 Act having the same effect, the Fund does not intend to amend its Charter to remove the exemption or to make any such election.

Additionally, if the Fund were to amend its Charter and subsequently elect to be subject to the MCSAA, it would not apply (a) to shares acquired in a merger, consolidation or share exchange if the Fund is a party to the transaction or (b) to acquisitions approved or exempted by the Fund’s Charter or the Fund’s Bylaws.

REPURCHASE OF SHARES

Shares of closed-end funds often trade at a discount to NAV, and the Fund’s shares may also trade at a discount to their NAV, although it is possible that they may trade at a premium above NAV. The market price of the Common Shares will be determined by such factors as relative demand for and supply of shares in the market, the Fund’s NAV, general market and economic conditions and other factors beyond the control of the Fund.

Although Common Shareholders will not have the right to redeem their shares, the Fund may (but is not obligated to) take action to repurchase shares in the open market or make tender offers for its shares at or near NAV. During the pendency of any tender offer, the Fund will publish how Common Shareholders may readily ascertain the NAV. Repurchase of the Common Shares may have the effect of reducing any market discount to NAV.

There is no assurance that, if action is undertaken to repurchase or tender for shares, such action will result in the shares trading at a price which approximates their NAV. Although share repurchases and tenders could have a favorable effect on the market price of the shares, you should be aware that the acquisition of shares by the Fund will decrease the total assets of the Fund and, therefore, have the effect of increasing the Fund’s expense ratio and may adversely affect the ability of the Fund to pursue its investment objective. To the extent the Fund may need to liquidate investments to fund repurchases of shares, this may result in portfolio turnover which will result in additional expenses being borne by the Fund and its shareholders. The Board of Directors currently considers the following factors to be relevant to a potential decision to repurchase shares: the extent and duration of the discount, the liquidity of the Fund’s portfolio, and the impact of any action on the Fund and market considerations. Such a decision is a matter on which the Board would exercise its fiduciary judgment, and the Board will consider other factors that may be relevant at the time it considers the matter. Any share repurchases or tender offers will be made in accordance with the requirements of the Exchange Act and the 1940 Act.

CONVERSION TO OPEN-END FUND

The Fund may be converted to an open-end investment company at any time if approved by the Board of Directors and shareholders. See “Certain Provisions of the Fund’s Charter and Bylaws and of Maryland Law” for a discussion of the voting requirements applicable to conversion of the Fund to an open-end investment company and any related Charter amendments. If the Fund converted to an open-end investment company, it would be required to redeem all Preferred Shares then outstanding (possibly requiring in turn that it liquidate a portion of its investment portfolio). Conversion to open-end status could also require the Fund to modify certain investment restrictions and policies. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or permitted under the 1940 Act) at their NAV, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Directors may at any time (but is not required to) propose conversion of the Fund to open-end status, depending upon its judgment regarding the advisability of such action in light of circumstances then prevailing.

LIMITED TERM AND ELIGIBLE TENDER OFFER

The Fund will terminate on or before the Termination Date; provided, that if the Board of Directors believes that under then-current market conditions it is in the best interests of the Fund to do so, the Fund may extend the Termination Date (i) once for up to one year (i.e., up to                   ), and (ii) once for up to an additional six months (i.e., up to                    ), in each case upon the affirmative vote of a majority of the Board of Directors and without a vote of Common Shareholders. In addition, as of a date within twelve months preceding the Termination Date, the Board of Directors may cause the Fund to conduct an Eligible Tender Offer, which is a tender offer by the Fund to all Common Shareholders to purchase Common Shares of the Fund at a price equal to the NAV per Common Share on the expiration date of the tender offer. Following the completion of an Eligible Tender Offer, the Board of Directors may eliminate the limited term structure of the Fund and convert the Fund to a perpetual fund upon the affirmative vote of a majority of the Board of Directors and without a vote of Common Shareholders.

The Fund is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Fund is not a “target term” fund whose investment objective is to return its original NAV on the termination date. The Fund’s investment objective and policies are not designed to seek to return to investors that purchase Common Shares in this offering their initial investment of $20.00 per Common Share on the Termination Date or in an Eligible Tender Offer, and such investors and investors that purchase Common Shares after the completion of this offering may receive more or less than their original investment upon termination or in an Eligible Tender Offer.

Upon its termination, the Fund will distribute substantially all of its net assets to Common Shareholders, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, of the Fund, as may be determined by the Board of Directors. In anticipation of an Eligible Tender Offer or the Termination Date, the Fund may begin liquidating all or a portion of the Fund’s portfolio, and may deviate from its investment policies and may not achieve its investment objective. During such period(s), the Fund’s portfolio composition may change as more of its portfolio holdings are called or sold and portfolio holdings are disposed of in anticipation of liquidation or an Eligible Tender Offer. Rather than reinvesting the proceeds of matured, called or sold securities in accordance with the investment program described above, the Fund may invest such proceeds in short term or other lower yielding securities or hold the proceeds in cash, which may adversely affect its performance. The Fund’s distributions during the wind-down period may decrease, and such distributions may include a return of capital. The Fund may distribute the proceeds in one or more liquidating distributions prior to the final liquidation, which may cause fixed expenses to increase when expressed as a percentage of assets under management. It is expected that Common Shareholders will receive cash in any liquidating distribution from the Fund, regardless of their participation in the Fund’s Dividend Reinvestment Plan. However, if on the Termination Date the Fund owns securities for which no market exists or securities trading at depressed prices, such securities may be placed in a liquidating trust. Common Shareholders generally will realize capital gain or loss upon the termination of the Fund in an amount equal to the difference between the amount of cash or other property received by the Common Shareholder (including any property deemed received by reason of its being placed in a liquidating trust) and the Common Shareholder’s adjusted tax basis in the Common Shares of the Fund for U.S. federal income tax purposes.

If the Board of Directors believes that under then-current market conditions it is in the best interests of the Fund to do so, the Fund may extend the Termination Date (i) once for up to one year (i.e., up to                        ), and (ii) once for up to an additional six months (i.e., up to                   ), in each case upon the affirmative vote of a majority of the Board of Directors and without a vote of Commons Shareholders. In determining whether to extend the Termination Date, the Board of Directors may consider the inability to sell the Fund’s assets in a time frame consistent with termination due to lack of market liquidity or other extenuating circumstances. Additionally, the Board of Directors may determine that market conditions are such that it is reasonable to believe that, with an extension, the Fund’s remaining assets will appreciate and generate income in an amount that, in the aggregate, is meaningful relative to the cost and expense of continuing the operation of the Fund.

The Board of Directors may cause the Fund to conduct an Eligible Tender Offer. An Eligible Tender Offer would consist of a tender offer to all Common Shareholders to purchase Common Shares of the Fund at a price equal to the NAV per Common Share on the expiration date of the tender offer, which shall be as of a date within twelve months preceding the Termination Date. The Board of Directors has established that, following an Eligible Tender Offer, the Fund must have at least $               of net assets to ensure the continued viability of the Fund (the “Termination Threshold”). In an Eligible Tender Offer, the Fund will offer to purchase all Common Shares held by each Common Shareholder; provided, that if the number of properly tendered Common Shares would result in the Fund’s net assets totaling less than the Termination Threshold, the Eligible Tender Offer will be terminated and no Common Shares will be repurchased pursuant to the Eligible Tender Offer. Instead, the Fund will begin (or continue) liquidating its portfolio and proceed to terminate on or before the Termination Date.

If the number of properly tendered Common Shares would result in the Fund’s net assets equaling or totaling greater than the Termination Threshold, all Common Shares properly tendered and not withdrawn will be purchased by the Fund pursuant to the terms of the Eligible Tender Offer. The Fund’s purchase of tendered Common Shares pursuant to a tender offer will have tax consequences for tendering Common Shareholders and may have tax consequences for non-tendering Common Shareholders. In addition, the Fund would continue to be subject to its obligations with respect to its issued and outstanding preferred stock or debt securities, if any. See “Risks—Structural Risks—Limited Term and Eligible Tender Offer Risk.” Following the completion of an Eligible Tender Offer, the Board of Directors may eliminate the limited term structure of the Fund upon the affirmative vote of a majority of the Board of Directors and without the approval of Common Shareholders. In making a decision to do so to provide for the Fund’s perpetual existence, the Board of Directors will take such actions with respect to the continued operations of the Fund as it deems to be in the best interests of the Fund, based on market conditions at such time, the extent of Common Shareholder participation in the Eligible Tender Offer and all other factors deemed relevant by the Board of Directors in consultation with the Adviser, taking into account that the Adviser may have a potential conflict of interest in recommending to the Board of Directors that the limited term structure be eliminated and the Fund have a perpetual existence (or that the Termination Date be extended). The Fund is not required to conduct additional tender offers following an Eligible Tender Offer and conversion to a perpetual structure. Therefore, remaining Common Shareholders may not have another opportunity to participate in a tender offer or exchange their Common Shares for the then-existing NAV per Common Share.

An Eligible Tender Offer would be made, and Common Shareholders would be notified thereof, in accordance with the requirements of the 1940 Act, the Exchange Act and the applicable tender offer rules thereunder (including Rule 13e-4 and Regulation 14E under the Exchange Act or successor rules to the same general effect). The repurchase of tendered Common Shares by the Fund in a tender offer would be a taxable event to Common Shareholders. The Adviser will pay all costs and expenses associated with the making of an Eligible Tender Offer, other than brokerage and related transaction costs associated with the disposition of portfolio investments in connection with the Eligible Tender Offer, which will be borne by the Fund and its Common Shareholders.

An Eligible Tender Offer may be commenced upon approval of a majority of the Board of Directors, without a vote of Common Shareholders. The Fund is not required to conduct an Eligible Tender Offer. If no Eligible Tender Offer is conducted, the Fund will liquidate on or before the Termination Date (subject to extension as described above), unless the limited term provisions of the Fund’s Charter are amended with the vote of Common Shareholders, as described above. See “Certain Provisions of the Fund’s Charter and Bylaws and of Maryland Law.”

U.S. FEDERAL INCOME TAX MATTERS

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder that acquires, holds and/or disposes of common shares of the Fund. This discussion only addresses U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, banks and other financial institutions, insurance companies, dealers in securities or foreign currencies, traders in securities that have elected to mark-to-market their securities holdings, foreign holders, persons who hold their shares as or in a hedge against currency risk, or as part of a constructive sale, straddle or conversion transaction, or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences. The discussion reflects applicable income tax laws of the United States as of the date hereof, which tax laws may be changed or subject to new interpretations by the courts or the IRS retroactively or prospectively, which could affect the continued validity of this summary. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisors before making an investment in the Fund to determine the specific tax consequences to them of investing in the Fund, including the applicable federal, state, local and foreign tax consequences as well as the effect of possible changes in tax laws.

The recently enacted tax legislation commonly referred to as Tax Cuts and Jobs Act (the “Tax Act”) makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules only applicable to a regulated investment company, such as the Fund. The Tax Act, however, makes numerous other changes to the tax rules that may affect shareholders and the Fund. You are urged to consult with your own tax advisor regarding how the Tax Act affects your investment in the Fund.

The Fund intends to elect to be treated, and to qualify each year, as a “regulated investment company” under Subchapter M of the Code, so that it will generally not pay U.S. federal income tax on income and capital gains timely distributed (or treated as being distributed, as described below) to shareholders. If the Fund qualifies as a regulated investment company and distributes to its shareholders at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if the Fund retains any investment company taxable income or “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss), it will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at a maximum rate of 21%) on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), net tax-exempt interest, if any, and net capital gain. Under the Code, the Fund will generally be subject to a nondeductible 4% federal excise tax on the portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of 98% of the Fund’s ordinary income (computed on a calendar year basis, and taking into account certain deferrals and elections), plus 98.2% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31) plus undistributed amounts from prior years on which the Fund paid no federal income tax. The Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal circumstances, does not expect to be subject to this excise tax. However, the Fund may also decide to distribute less and pay the federal excise taxes.

If, for any taxable year, the Fund did not qualify as a regulated investment company for U.S. federal income tax purposes, it would be treated as a U.S. corporation subject to U.S. federal income tax, and possibly state and local income tax, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would generally constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate shareholders, and non-corporate shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income taxation, provided in each case that certain holding period and other requirements are satisfied.

A Common Shareholder will have all dividends and distributions automatically reinvested in shares of common stock of the Fund (unless the shareholder “opts out” of the Plan). For shareholders subject to U.S. federal income tax, all dividends will generally be taxable regardless of whether the shareholder takes them in cash or they are reinvested in additional shares of the Fund. Distributions of the Fund’s investment company taxable income (determined without regard to the deduction for dividends paid) will generally be taxable as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. However, a portion of such distributions derived from certain corporate dividends, if any, may qualify for either the dividends received deduction available to corporate shareholders under Section 243 of the Code or the reduced rates of U.S. federal income taxation for “qualified dividend income” available to non-corporate shareholders under Section 1(h)(11) of the Code, provided in each case certain holding period and other requirements are met. Distributions of net capital gain, if any, that are properly reported by the Fund are generally taxable as long-term capital gain for U.S. federal income tax purposes without regard to the length of time a shareholder has held shares of the Fund. If the Fund received dividends from a closed-end fund, BDC or exchange-traded fund in which it has invested (in each case, an “Underlying Fund”) that qualifies as a regulated investment company, and the Underlying Fund designates such dividends as qualified dividend income or as eligible for the dividends received deduction, then the Fund is permitted in turn to designate a portion of its distributions as qualified dividend income and/or as eligible for the dividends received deduction, provided the Fund meets holding period and other requirements with respect to shares of the Underlying Fund.

A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits, if any, will be treated by a shareholder as a tax-free return of capital, which is applied against and reduces the shareholder’s basis in his, her or its shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his, her, or its shares, the excess will be treated by the shareholder as gain from the sale or exchange of such shares. The U.S. federal income tax status of all dividends and distributions will be designated by the Fund and reported to shareholders annually. The Fund can provide no assurance regarding the portion of its dividends that will qualify for the dividends received deduction or for qualified dividend income treatment.

The Fund intends to distribute all realized net capital gains, if any, at least annually. If, however, the Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate share of such undistributed amount, and (ii) will be entitled to credit their proportionate share of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the tax basis of shares owned by a shareholder of the Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder.

Any dividend declared by the Fund in October, November or December with a record date in such a month and paid during the following January will be treated for U.S. federal income tax purposes as paid by the Fund and received by shareholders on December 31 of the calendar year in which it is declared.

If a shareholder’s distributions are automatically reinvested in additional Common Shares, for U.S. federal income tax purposes, the shareholder will be treated as having received a taxable distribution in the amount of the cash dividend that the shareholder would have received if the shareholder had elected to receive cash, unless the distribution is in newly issued shares of the Fund that are trading at or above NAV, in which case the shareholder will be treated as receiving a taxable distribution equal to the fair market value of the stock the shareholder receives.

Certain of the investment practices of the Fund or an Underlying Fund are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert tax-advantaged, long-term capital gains and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund or an Underlying Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the timing as to when a purchase or sale of stock or securities is deemed to occur, (vi) produce income that will not be qualifying income for purposes of the 90% income test and (vii) adversely alter the intended characterization of certain complex financial transactions. These rules could therefore affect the character, amount and timing of distributions to shareholders. The Fund will monitor its investments and transactions and may make certain federal income tax elections where applicable in order to mitigate the effect of these provisions, if possible.

The Fund will not be able to offset gains distributed by one Underlying Fund in which it invests against losses realized by another Underlying Fund in which the Fund invests. Redemptions of shares in an Underlying Fund, including those resulting from changes in the allocation among Underlying Funds, could also cause additional distributable gains to shareholders of the Fund. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the Fund. Further, a portion of losses on redemptions of shares in the Underlying Funds may be deferred under the wash sale rules. Additionally, the Fund’s investment in an Underlying Fund may result in the Fund’s receipt of cash in excess of the Underlying Fund’s earnings; if the Fund distributes these amounts, the distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. As a result of these factors, the use of the fund of funds structure by the Fund could therefore affect the amount, timing and character of distributions to shareholders.

Investments in distressed debt obligations that are at risk of or in default may present special federal income tax issues for the Fund. The federal income tax consequences to a holder of such securities are not entirely certain. If the Fund’s characterization of such investments were successfully challenged by the IRS or the IRS issues guidance regarding investments in such securities, it may affect whether the Fund has made sufficient distributions or otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes.

The Fund or an Underlying Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, or if at least 50% of the value of the Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, the Fund may elect to “pass through” to its shareholders the amount of foreign taxes paid or deemed paid by the Fund. If the Fund so elects, each of its shareholders would be required to include in gross income, even though not actually received, its pro rata share of the foreign taxes paid or deemed paid by the Fund, but would be treated as having paid its pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various limitations) as a foreign tax credit against federal income tax (but not both).

Sales, exchanges and other dispositions of the Fund’s shares generally are taxable events for shareholders that are subject to U.S. federal income tax. Shareholders should consult their own tax advisors with reference to their individual circumstances to determine whether any particular transaction in the Fund’s shares is properly treated as a sale or exchange for federal income tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. Gain or loss will generally be equal to the difference between the amount of cash and the fair market value of other property received and the shareholder’s adjusted tax basis in the shares sold or exchanged. Such gain or loss will generally be characterized as capital gain or loss and will be long-term if the shareholder’s holding period for the shares is more than one year and short-term if it is one year or less. However, any loss realized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. For the purposes of calculating the six-month period, the holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options, short sales or contractual obligations to sell. The ability to deduct capital losses may be limited. In addition, losses on sales or other dispositions of shares may be disallowed under the “wash sale” rules in the event that substantially identical stock or securities are acquired (including those made pursuant to reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal income tax basis of the shares acquired.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. Because the Fund does not expect to distribute dividends that would give rise to an adjustment to an individual’s alternative minimum taxable income, an investment in the Common Shares should not, by itself, cause the holders of Common Shares to become subject to alternative minimum tax.

The Fund is required in certain circumstances to backup withhold at a current rate of 24% on reportable payments including dividends, capital gain distributions, and proceeds of sales or other dispositions of the Fund’s shares paid to certain holders of the Fund’s shares who do not furnish the Fund with their correct social security number or other taxpayer identification number and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is timely furnished to the IRS.

Non-U.S. Common Shareholders

If you are a non-U.S. Common Shareholder, distributions from the Trust treated as dividends will generally be subject to a U.S. withholding tax of 30% of the distribution. Certain dividends, such as capital gains dividends, short-term capital gains dividends, and distributions that are attributable to exempt interest income or certain other interest income may not be subject to U.S. withholding taxes. In addition, some non-U.S. Common Shareholders may be eligible for a reduction or elimination of U.S. withholding taxes under a treaty.

Distributions may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners. Dispositions of shares by such persons may be subject to such withholding after December 31, 2018, although proposed regulations may eliminate this withholding obligation.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations thereunder currently in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the federal income tax rules applicable to the Fund can be found in the SAI, which is incorporated by reference into this Prospectus. Shareholders are urged to consult their tax advisors regarding specific questions as to U.S. federal, foreign, state, and local income or other taxes before making an investment in the Fund.

UNDERWRITERS

The underwriters named below (the “Underwriters”), acting through                      , have severally and not jointly agreed, subject to the terms and conditions of an underwriting agreement with the Fund and the Adviser (the “Underwriting Agreement”), to purchase from the Fund the number of Common Shares set forth opposite their respective names. The Underwriters are committed to purchase and pay for all such shares (other than those covered by the over-allotment option described below) if any are purchased.

Underwriters	Number of Common Shares

Total:

If an Underwriter fails to purchase the Common Shares it has agreed to purchase, the Underwriting Agreement provides that one or more substitute underwriters may be found, the purchase commitments of the remaining Underwriters may be increased or the Underwriting Agreement may be terminated.

The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to an additional Common Shares to cover over-allotments, if any, at the initial offering price. The Underwriters may exercise such option solely for the purpose of covering over-allotments incurred in the sale of the Common Shares offered hereby. To the extent that the Underwriters exercise this option, each of the Underwriters will have a firm commitment, subject to certain conditions, to purchase an additional number of Common Shares proportionate to such Underwriter’s initial commitment.

The Underwriting Agreement provides that the obligations of the Underwriters to purchase the Common Shares included in this offering are subject to approval of certain legal matters by counsel and certain other conditions.

Investors purchasing Common Shares in this offering will not be charged a sales load. The Representatives have advised the Fund that the Underwriters may pay up to $ per Share from such commission to selected dealers who sell the Common Shares and that such dealers may reallow a concession of up to $ per Share to certain other dealers who sell Common Shares.

Investors must pay for any Common Shares purchased on or before                , 2019.

The Adviser, and not the Fund, will pay all organizational expenses of the Fund and all offering costs associated with this offering. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Adviser.

The Adviser has agreed to pay expenses related to the reasonable fees and disbursements of counsel to the Underwriters in connection with the review by the Financial Industry Regulatory Authority, Inc. (“FINRA”) of the terms of the sale of the Common Shares, in an amount not to exceed $             , and the filing fees incident to the filing of this offering with FINRA.

Prior to this offering, there has been no public or private market for the Common Shares or any other securities of the Fund. Consequently, the offering price for the Common Shares was determined by negotiation among the Fund and the Representatives. There can be no assurance, however, that the price at which the Common Shares sell after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering. The Fund’s Common Shares are expected to be listed on the NYSE under the trading or “ticker” symbol “               ”, subject to notice of issuance.

In connection with the requirements for listing the Common Shares on the NYSE, the Underwriters have undertaken to sell lots of 100 or more Common Shares to a minimum of 400 beneficial owners in the United States. The minimum investment requirement is 100 Common Shares.

The Fund and the Adviser have each agreed to indemnify the several Underwriters for or to contribute to the losses arising out of certain liabilities, including liabilities under the 1933 Act, or to contribute to payments the Underwriters may be required to make in respect of those liabilities, except in the cases of willful misfeasance, bad faith, gross negligence or reckless disregard of applicable obligations and duties.

The Fund has agreed not to offer, sell or register with the SEC any additional equity securities of the Fund, other than issuances (1) of Common Shares hereby, (2) of preferred shares or (3) pursuant to the Fund’s Dividend Reinvestment Plan, for a period of 180 days after the date of the Underwriting Agreement without the prior written consent of the Representatives.

In connection with this offering, the Underwriters may purchase and sell Common Shares in the open market. These transactions may include over-allotment and stabilizing transactions and purchases to cover syndicate short positions created in connection with this offering. Stabilizing transactions consist of certain bids or purchases for the purpose of preventing or retarding a decline in the market price of the Common Shares and syndicate short positions involve the sale by the Underwriters of a greater number of Common Shares than they are required to purchase from the Fund in this offering. The Underwriters also may impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the Common Shares sold in this offering for their account may be reclaimed by the syndicate if such Common Shares are repurchased by the syndicate in stabilizing or covering transactions. These activities may stabilize, maintain or otherwise affect the market price of the Common Shares, which may be higher than the price that might otherwise prevail in the open market; and these activities, if commenced, may be discontinued at any time without notice. These transactions may be effected on the NYSE or otherwise.

In connection with the offering, certain of the Underwriters or selected dealers may distribute prospectuses electronically.

The Fund anticipates that from time to time certain of the Underwriters may act as brokers or dealers in connection with the execution of the Fund’s portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters. Certain Underwriters have performed investment banking and advisory services for the Adviser and its affiliates from time to time, for which they have received customary fees and expenses. Certain Underwriters may, from time to time, engage in transactions with or perform services for the Adviser and its affiliates in the ordinary course of business.

Additional Underwriter Compensation

The Adviser (and not the Fund) has agreed to pay, from its own assets, additional compensation of $       to the Underwriters in connection with this offering, which amount will not exceed       % of the total public offering price of the shares sold in this offering.

The Adviser (and not the Fund) has agreed to pay to each of                           from the Adviser’s own assets, a fee for advice relating to the structure, design and organization of the Fund as well as for services related to the sale and distribution of the Fund’s Common Shares in the amount of $       , $      , $      , $       and $      , respectively. If the over-allotment option is not exercised, the structuring fee paid to each of                       will not exceed     %,     %,     %,     % and     %, respectively, of the total public offering price of the Common Shares sold in this offering. If the over-allotment option is exercised in full, the structuring fee paid to each of                       will not exceed     %,     %,     %,     % and     %, respectively, of the total public offering price of the Common Shares sold in this offering.

The Adviser (and not the Fund) also may pay certain qualifying underwriters from among those named in the table above a structuring fee, additional compensation or a sales incentive fee in connection with the offering.

The Adviser,                 and               have entered into a distribution agreement under which           provides certain distribution and marketing services in connection with the offering of the Fund’s Common Shares contemplated by this Prospectus.  Under such distribution agreement, the Adviser (and not the Fund) has agreed to pay            an amount equal to        % of the total price to the public of the Common Shares sold in such offering (including Common Shares offered pursuant to the underwriters’ overallotment option), as well as up to $           in expense reimbursement.              is a registered broker-dealer and a member of the Financial Industry Regulatory Authority, Inc. and may be deemed an “underwriter” for purposes of this offering under the Securities Act, although            will not purchase or resell any of the Common Shares in connection with the offering.

The sum of all compensation to the Underwriters,           and           in connection with this public offering of Common Shares, including the structuring fees, sales incentive fees, if any, and all forms of additional payments to the Underwriters,            and            and certain other expenses, will not exceed          % of the total public offering price of the Common Shares sold in this offering.

ADMINISTRATOR, FUND ACCOUNTANT, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND CUSTODIAN

The Fund’s administrator is                         .                   is a service company and SEC-registered transfer agent. Under the                    Agreement,            is responsible for calculating NAVs, providing additional fund accounting and tax services, and providing fund administration and compliance-related services. The address of               is                    . For its services, the Fund pays              customary fees based on the Fund’s net assets plus out of pocket expenses.

The Fund will place and maintain its securities, Marketplace Loans and cash in the custody of one or more entities meeting the requirements of Section 17(f) of the 1940 Act.                          , located at                        , will serve as one such custodian for the Fund and will maintain custody of the Fund’s securities and cash. For its services,                    will receive a monthly fee based upon, among other things, the average value of the net assets of the Fund, plus certain charges for securities transactions.

For its investments in Marketplace Loans, the Fund has engaged                                  , a custodian with experience in the custody of loans originated through marketplace lending platforms. For its services,                          will receive a monthly fee based upon, among other things, the average value of the total loans of the Fund.

                , located at                        , will also provide fund administration and compliance related services. The Fund will pay            a fee payable on a monthly basis at the annual rate of               % of the Fund’s current monthly Managed Assets for the service it provides.

                    , located at                    , will serve as the Fund’s transfer agent, registrar, Plan Administrator and dividend disbursing agent.

LEGAL MATTERS

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Chapman and Cutler LLP, and for the Underwriters by                 . Chapman and Cutler LLP and                 may rely as to certain matters of Maryland law on the opinion of                          .

ADDITIONAL INFORMATION

The Fund will be subject to the informational requirements of the Exchange Act and the 1940 Act and in accordance therewith files reports and other information with the SEC. Reports, proxy statements and other information filed by the Fund with the SEC pursuant to the informational requirements of such Acts can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E., Washington, D.C. 20549. The SEC maintains a website at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund (when available), that file electronically with the SEC.

This Prospectus constitutes part of a Registration Statement filed by the Fund with the SEC under the Securities Act and the 1940 Act. This Prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Common Shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document field as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC’s website (http://www.sec.gov).

THE FUND’S PRIVACY POLICY

The Fund is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. The Fund has in effect the following policy with respect to nonpublic personal information about its customers:

●	Only such information received from you, through application forms or otherwise, and information about your Fund transactions will be collected.
●	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).
●	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.
●	The Fund does not currently obtain consumer information. If the Fund were to obtain consumer information at any time in the future, it would employ appropriate procedural safeguards that comply with federal standards to protect against unauthorized access to and properly dispose of consumer information.

For more information about the Fund’s privacy policies call (       )         -          (toll-free).

The Fund does not control the safeguarding, use or disposition of the personal and financial information about investors that is in the possession of the Underwriters and dealers. Investors should look to the privacy policies of those entities for information about how they treat investors’ personal and financial information.

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

Page
Investment Restrictions
Investment Policies and Techniques
Management of The Fund
Investment Adviser
Investment Advisory Agreement
Portfolio Managers
Compensation of Portfolio Managers
Portfolio Manager Ownership of Fund Shares
Conflicts of Interest
Other Accounts Managed
Administrator
Codes of Ethics
Fund Service Providers
Independent Registered Public Accounting Firm
Legal Counsel
Custodian and Transfer Agent
Portfolio Transactions
U.S. Federal Income Tax Matters
Fund Taxation
Shareholder Taxation
Other Taxes
Board Members and Officers
Director Ownership In the Fund
Proxy Voting Guidelines
Additional Information
Financial Statements and Report of Independent Registered Public Accounting Firm
Appendix A - Proxy Voting Guidelines of the Adviser

Shares

RiverNorth Opportunities Fund II, Inc.

Common Stock
$20.00 per Share

__________

PROSPECTUS

, 2019
__________

_____________________

Until                 (25 days after the date of this Prospectus), all dealers that buy, sell or trade the shares of common stock, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state or other jurisdiction where the offer or sale is not permitted.

Subject to Completion, dated February 25, 2019

RiverNorth Opportunities Fund II, Inc.

Statement of Additional Information

RiverNorth Opportunities Fund II, Inc. (the “Fund”) is a Maryland corporation that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a newly organized, diversified, closed-end management investment company. The Fund’s investment objective is total return consisting of capital appreciation and current income. RiverNorth Capital Management, LLC, the investment adviser of the Fund (“RiverNorth” or the “Adviser”), will attempt to achieve the Fund’s investment objective by pursuing a tactical asset allocation strategy that provides exposure to multiple asset classes and opportunistically investing in markets in which the Adviser believes it can capitalize on pricing inefficiencies. See “Investment Objectives, Strategies and Policies—Principal Investment Strategies” in the Fund’s Prospectus (as defined below). There is no assurance that the Fund will achieve its investment objectives.

This Statement of Additional Information (“SAI”) relating to the shares of common stock of the Fund (the “Common Shares”) is not a prospectus, but should be read in conjunction with the prospectus for the Fund dated                     , 2019 (the “Prospectus”). This SAI does not include all information that a prospective investor should consider before purchasing Common Shares. Investors should obtain and read the Prospectus prior to purchasing such Common Shares. A copy of the Prospectus may be obtained without charge by calling the Fund at (     )       -         .

The Prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission (“SEC”), Washington, D.C. The registration statement may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC’s office or via its website (www.sec.gov) at no charge. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

This Statement of Additional Information is dated                        , 2019.

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 INVESTMENT RESTRICTIONS

Except as otherwise indicated, the Fund’s investment policies are not fundamental and may be changed without a vote of Common Shareholders. There can be no assurance the Fund’s investment objective will be met.

Any investment restrictions herein that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, the Fund. However, the asset coverage requirement applicable to borrowings will be maintained as required under the 1940 Act.

As a matter of fundamental policy, the Fund will not:

(1)       with respect to 75% of its total assets, purchase any securities (other than Government securities (as defined in the 1940 Act) and securities issued by other investment companies), if, as a result, more than 5% of the Fund’s total assets would then be invested in securities of any single issuer or if, as a result, the Fund would hold more than 10% of the outstanding voting securities of any single issuer;

(2)       borrow money, except as permitted under the 1940 Act, as it may be amended, interpreted or modified from time to time by Congress or regulatory authorities having jurisdiction;

(3)       issue senior securities, except as permitted under the 1940 Act, as it may be amended, interpreted or modified from time to time by Congress or regulatory authorities having jurisdiction;

(4)       purchase any security if, as a result, 25% or more of the Fund’s total assets (taken at current value) would be invested in any single industry or group of industries, except that the Fund’s investments in other investment companies shall not be deemed to be investments in a single industry or group of industries;

(5)       engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(6)       purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities;

(7)       purchase or sell commodities, unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by the 1940 Act, as amended, interpreted or modified from time to time by Congress or regulatory authorities having jurisdiction, or pursuant to an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time; or

(8)       make loans, except as permitted under the 1940 Act, as it may be amended, interpreted or modified from time to time by Congress or regulatory authorities having jurisdiction or except as may be permitted by exemptive orders granted under the 1940 Act.

A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of the Fund which, under the 1940 Act and the rules thereunder and as used in this SAI, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

Fundamental Investment Restriction (2)

The 1940 Act permits the Fund to borrow money in an amount up to one-third of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities then outstanding). The Fund may also borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes such as clearance of portfolio transactions.

Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. For more information on leverage and the risks relating thereto, see “Risks—Structural Risk—Leverage Risk” in the Prospectus.

Fundamental Investment Restriction (3)

The ability of a closed-end fund to issue senior securities is severely circumscribed by complex regulatory constraints under the 1940 Act that restrict, for instance, the amount, timing, and form of senior securities that may be issued. Certain portfolio management techniques, such as reverse repurchase agreements, credit default swaps, futures contracts, the purchase of securities on margin, short sales, or the writing of puts on portfolio securities, may be considered senior securities unless appropriate steps are taken to segregate assets or otherwise cover obligations. To the extent the Fund covers its commitment under these transactions, including by the segregation of liquid assets, such instrument will not be considered a “senior security” by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund (or, as the case may be, the 200% asset coverage requirement applicable to preferred stock issued by the Fund).

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The Fund does not anticipate issuing any class of equity senior securities within 12 months of the date of this SAI. Under the 1940 Act, the issuance of any other type of senior security by the Fund is subject to a requirement that provision is made that, (i) if on the last business day of each of 12 consecutive calendar months the asset coverage with respect to the senior security is less than 100%, the holders of such securities voting as a class shall be entitled to elect at least a majority of the Board with such voting right to continue until the asset coverage for such class of senior security is at least 110% on the last business day of each of 3 consecutive calendar months or, (ii) if on the last business day of each of 24 consecutive calendar months the asset coverage for such class of senior security is less than 100%, an event of default shall be deemed to have occurred.

Fundamental Investment Restriction (7)

The ability of the Fund to invest directly in commodities, and in certain commodity-related securities and other instruments, is subject to significant limitations in order to enable the Fund to maintain its status as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

Fundamental Investment Restriction (8)

The 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.

INVESTMENT POLICIES AND TECHNIQUES

The following describes certain investment practices and techniques in which the Fund may engage, and certain of the risks associated with such practices and techniques, and includes a discussion of the spectrum of investments that the Adviser in its discretion may, but is not required to, use in managing the Fund’s assets. Certain risks may only apply to a particular investment strategy of the Fund, or may apply to all investment strategies. The following descriptions supplement the descriptions of the investment objective, policies, strategies and risks as set forth in the Fund’s Prospectus.

These same investment practices or techniques may be used by the closed-end funds and other investment companies in which the Fund may invest (hereinafter referred to as the “Underlying Funds”) and, therefore, the risks described below may apply to such investment companies as well. These other investment companies are not subject to the Fund’s investment policies and restrictions, and they may invest their assets in securities and other instruments, and may use investment techniques and strategies, that are not described in the Prospectus. Accordingly, certain other, but not all, of the investments that such investment companies may make, and certain of their associated risks, are also discussed below and generally identified with the designation: “Underlying Fund Investments.”

Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Fund but, to the extent employed, could from time to time have a material impact on the Fund’s performance.

Baby Bonds. The Fund may invest in baby bonds. Baby bonds are generally exchange-listed, long-term, fixed-income debt securities issued to raise money and have principal, or face value, amounts under $1,000. As with other types of bonds, baby bonds typically mature 10 years after they are issued and some are issued for as long as 30 years. When a baby bond reaches maturity, the issuing organization is required to repay the principal to the bondholder. Baby bonds are somewhat unique and may be more expensive to trade. The primary risk associated with investments in baby bonds is that the issuer or insurer of a baby bond may default on principal and/or interest payments when due on the baby bond. Such a default would have the effect of lessening the income generated by the Fund and/or the value of the baby bonds. Baby bonds are also subject to typical credit ratings risks associated with other fixed-income instruments.

Borrowing. The Fund may borrow funds and/or issue preferred stock, notes or debt securities. These practices are known as leveraging. Currently, under the 1940 Act, the Fund may borrow up to one-third of its total assets (including the amount borrowed) provided that it maintains continuous asset coverage of 300% with respect to such borrowings and sells (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint. The Fund may borrow through other means to the extent permitted by the 1940 Act, including through a line of credit with a bank or other financial institution. In addition to borrowing for leverage purposes, the Fund also may borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities or for other temporary or emergency purposes. This allows the Fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

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The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar policies. Because substantially all of the Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing may be fixed by the terms of the Fund’s agreement with its lender, the NAV per share of the Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest that the Fund must pay on borrowed money, together with any additional fees to establish and maintain a borrowing facility, are additional costs that will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage.

Cash Management. The Fund may have cash balances that have not been invested in portfolio securities (“Uninvested Cash”). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, assets to cover the Fund’s open derivatives positions, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations.

Certificates of Deposit, Bankers’ Acceptances and Time Deposits. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

The Fund may also invest in certificates of deposit issued by banks and savings and loan institutions which had, at the time of their most recent annual financial statements, total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the U.S. Government, (ii) at no time will the Fund hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of the Fund’s assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.

Banker’s acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation.

Closed-End Funds. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 3% and 6% of the initial public offering price. Such securities are then listed for trading on an exchange and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end fund, investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

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The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the NAV per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined NAV, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their NAV.

The Fund may invest in shares of closed-end funds that are trading at a discount to NAV or at a premium to NAV. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the NAV of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common stockholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and NAV than an investment in shares of investment companies without a leveraged capital structure.

Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance current operations.

Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, the investor participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Smaller companies are especially sensitive to these factors and may even become valueless.

Convertible Securities (Underlying Fund Investments). Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Corporate Debt Securities (Underlying Fund Investments). Corporate debt securities are long- and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper). The Adviser considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by Standard & Poor’s Financial Services LLC or Baa or higher by Moody’s Investors Service, Inc., or if unrated, determined by the Adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories. An Underlying Fund may invest in both secured and unsecured corporate bonds. A secured bond is backed by collateral and an unsecured bond is not. Therefore an unsecured bond may have a lower recovery value than a secured bond in the event of a default by its issuer. The Adviser may incorrectly analyze the risks inherent in corporate bonds, such as the issuer’s ability to meet interest and principal payments, resulting in a loss to the Fund.

Depositary Receipts (Underlying Fund Investments). Sponsored and unsponsored American Depositary Receipts (“ADRs”) are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in sponsored form, are designed for use in U.S. securities markets. A sponsoring company provides financial information to the bank and may subsidize administration of the ADR. Unsponsored ADRs may be created by a broker-dealer or depository bank without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Unsponsored ADRs may carry more risk than sponsored ADRs because of the absence of financial information provided by the underlying company. Many of the risks described below regarding foreign securities apply to investments in ADRs.

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Defaulted and Distressed Securities. Defaulted and distressed securities may include companies in bankruptcy, liquidation or those which may be in default on obligations. Some of the risks involved with defaulted and distressed securities include legal difficulties and negotiations with creditors and other claimants that are common when dealing with defaulted and distressed companies. In the event of a default, an Underlying Fund may incur additional expenses to seek recovery. The repayment of defaulted bonds is subject to significant uncertainties, and in some cases, there may be no recovery of repayment. Defaulted bonds might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Because of the relative illiquidity of distressed debt and equity securities, short sales are difficult, and most funds primarily maintain long positions. Some relative value trades are possible, where an investor sells short one class of a distressed company’s capital structure and purchases another. Among the many risks associated with distressed investing are the time lag between when an investment is made and when the value of the investment is realized and the legal and other monitoring costs that are involved in protecting the value of an Underlying Fund’s claims.

Emerging Markets Securities (Underlying Fund Investments). Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include (i) the smaller market capitalization of securities markets, which may suffer periods of relative illiquidity, (ii) significant price volatility, (iii) restrictions on foreign investment, and (iv) possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by an Underlying Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of an Underlying Fund.

Investments in emerging markets may be considered speculative. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Further, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries. In addition, an Underlying Fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for an Underlying Fund’s securities in such markets may not be readily available.

Additional risks of emerging markets securities may include (i) greater social, economic and political uncertainty and instability (including amplified risk of war and terrorism), (ii) more substantial governmental involvement in the economy, (iii) less governmental supervision and regulation, (iv) the unavailability of currency hedging technique, (v) companies that are newly organized and small, (vi) differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers, and (vii) less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause an Underlying Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Equity Securities. Equity securities consist of common stock, convertible preferred stock, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Warrants are options to purchase equity securities at a specified price for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.

Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser. As a result, the return and NAV of the Fund will fluctuate. Securities in the Fund’s portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. Although profits in some Underlying Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

Eurodollar Instruments (Underlying Fund Investments). Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon that are linked to the LIBOR, although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. An Underlying Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

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Exchange-Traded Funds. Exchange-traded funds (“ETFs”) are funds whose shares are traded on securities exchanges, which seek to approximate the investment performance of their respective benchmarks by investing in a variety of U.S. and foreign equity, debt, commodities, money market securities, futures and other instruments. The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in —kind for a portfolio of the underlying securities (based on the ETF’s NAV) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. The Fund expects that it will purchase shares of ETFs on an exchange at market price rather than from the ETFs in creation units.

When the Fund invests in sector ETFs, there is a risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Fund may be more heavily invested will vary.

Exchange-Traded Notes (Underlying Fund Investments). Exchange-traded notes (“ETNs”) are a type of unsecured, unsubordinated debt security. ETNs combine certain aspects of bonds and ETFs.

Similar to ETFs, ETNs are traded on a major exchange (e.g., NYSE) during normal trading hours although trading volume can be limited. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s index factor. ETN returns are based upon the performance of a market index minus applicable fees. ETNs do not make periodic coupon payments and provide no principal protection. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index. The value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying index remaining unchanged.

Foreign Currencies (Underlying Fund Investments). Because investments in foreign securities usually will involve currencies of foreign countries, and because an Underlying Fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of the Underlying Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Underlying Fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The strength or weakness of the U.S. dollar against these currencies is responsible for part of an Underlying Fund’s investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.

Although an Underlying Fund may value its assets daily in terms of U.S. dollars, it may not convert its holdings of foreign currencies into U.S. dollars on a daily basis. Investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to an Underlying Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. An Underlying Fund may conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Foreign Investments (Underlying Fund Investments). When foreign securities are denominated and traded in foreign currencies, the value of an Underlying Fund’s foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the U.S. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund’s assets held abroad) and expenses not present in the settlement of investments in U.S. markets. Payment for securities without delivery may be required in certain foreign markets.

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In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of an Underlying Fund’s investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply. Moreover, foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the U.S. or in other foreign countries. The laws of some foreign countries may limit an Underlying Fund’s ability to invest in securities of certain issuers organized under the laws of those foreign countries.

Many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the U.S. and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the U.S. and other trading partners, which can lower the demand for goods produced in those countries.

Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations.

High Yield Securities. High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Ba1 or lower by Moody’s). Other terms used to describe such securities include “lower rated bonds,” “non-investment grade bonds,” “below investment grade bonds,” and “junk bonds.” These securities are considered to be high-risk investments. The risks include the following:

Greater Risk of Loss. These securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities (also known as “junk bonds”) are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, an Underlying Fund would experience a decrease in income and a decline in the market value of its investments. An Underlying Fund also may incur additional expenses in seeking recovery from the issuer.

Sensitivity to Interest Rate and Economic Changes. The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

Valuation Difficulties. It is often more difficult to value lower rated securities than higher rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

Liquidity. There may be no established secondary or public market for investments in lower rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, lower rated securities may be required to be sold at substantial losses or retained indefinitely even where an issuer’s financial condition is deteriorating.

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Credit Quality. Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

New Legislation. Future legislation may have a possible negative impact on the market for high yield, high risk bonds, also known as “junk bonds.” As an example, in the late 1980’s, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on an Underlying Fund’s investments in lower rated securities.

High yield, high risk investments may include the following:

Straight fixed-income debt securities. These include bonds and other debt obligations that bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

Zero-coupon debt securities. These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

Zero-fixed-coupon debt securities. These are zero-coupon debt securities that convert on a specified date to interest-bearing debt securities.

Pay-in-kind bonds. These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds.

Convertible Securities. These are bonds or preferred stock that may be converted to common stock.

Preferred Stock. These are stocks that generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.

Loan Participations and Assignments. These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less developed countries.

Securities issued in connection with Reorganization and Corporate Restructurings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities. The Fund may hold such common stock and other securities even if they do not invest in such securities.

Illiquid Securities and Restricted Securities. Certain securities may be subject to legal or contractual restrictions on resale (“restricted securities”). Generally speaking, restricted securities may be sold: (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid. The Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

The Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between the Fund’s decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell.

Indexed Securities. The Fund may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most indexed securities have maturities of three years or less.

Indexed securities differ from other types of debt securities in which the Fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

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Investment in indexed securities involves certain risks. In addition to the credit risk of the security’s issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying the indexed securities.

Initial Public Offerings. Shares purchased in initial public offerings (IPOs) frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling shares, the Fund may realize taxable capital gains that they will subsequently distribute to shareholders. Investing in IPOs has added risks because their shares are frequently volatile in price. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Investment Grade Debt Securities. “Investment-grade” bonds are those rated Aaa, Aa, A or Baa by Moody’s or AAA, AA, A or BBB by S&P or similar ratings of another NRSRO or, if unrated, judged to be of equivalent quality as determined by the Adviser. Moody’s considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that an Underlying Fund invests in higher-grade securities, the Underlying Fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Marketplace Lending. The Fund’s investments in marketplace lending will be made through a combination of: (i) investing in loans to consumers, small- and mid-sized companies (“SMEs”) and other borrowers, including borrowers of student and real estate-related loans, originated through online platforms (or an affiliate) that provide a marketplace for lending (“Marketplace Loans”) through purchases of whole loans (either individually or in aggregations); (ii) investing in notes or other pass-through obligations issued by a marketplace lending platform (or an affiliate) representing the right to receive the principal and interest payments on a Marketplace Loan (or fractional portions thereof) originated through the platform; (iii) purchasing asset-backed securities representing ownership in a pool of Marketplace Loans; (iv) investing in private investment funds that purchase Marketplace Loans, (v) acquiring an equity interest in a marketplace lending platform (or an affiliate); and (vi) providing loans, credit lines or other extensions of credit to a marketplace lending platform (or an affiliate) (the foregoing listed investments are collectively referred to herein as the “Marketplace Lending Instruments”). The Marketplace Loans in which it the Fund will typically invest are newly issued and/or current as to interest and principal payments at the time of investment, and a substantial portion of the Fund’s Marketplace Lending Instrument investments are made through purchases of whole loans. The Fund will not invest in Marketplace Loans that are of subprime quality at the time of origination. The Fund has no intention as of the date of this SAI to invest in Marketplace Loans originated from lending platforms based outside the United States or made to non-U.S. borrowers (collectively, “non-U.S. Marketplace Loans”). The Fund also has no intention as of the date of this SAI to invest in receivables or merchant cash advances that are originated from lending platforms (collectively, “Marketplace Receivables”). However, the Fund may in the future invest in such non-U.S. Marketplace Loans and/or Marketplace Receivables and, prior to such time, will amend the Prospectus and the SAI (as applicable) to provide additional information on such investments, including the associated risks.

The following supplements the discussion of marketplace lending and Marketplace Loans and includes additional considerations and risks associated with the Fund’s investments in Marketplace Loans.

Regulatory Considerations.

Fair Debt Collection Practices Act. The Fair Debt Collection Practices Act (the “FDCPA”) along with similar state laws, provides guidelines and limitations on the conduct of third-party debt servicers in connection with the collection of consumer debts. In order to ensure compliance with the FDCPA, platforms may contract with professional third-party servicers and debt collection agencies to engage in debt collection activities. As a loan purchaser and assignee, the FDCPA would not be applicable to loans collected in the Fund’s name as owner and, under any scenario, vicarious liability for the actions of debt collectors could only be found if the Fund were directing and controlling the debt collectors, which will not be the case.

The Equal Credit Opportunity Act. This law prohibits discrimination in the extension of all credit (consumer or business) on the basis of certain protected classes including on the basis of age, race, color, sex, religion, marital status, national origin, receipt of public assistance or the exercise of any right under the Consumer Credit Protection Act. It also requires notice of adverse action to be given to applicants who are denied credit.

The Fair Credit Reporting Act. This law regulates the use and reporting of information related to each consumer applicant’s credit history, including the need for having a permissible purpose to obtain a credit report from a credit reporting agency and creditor reporting of borrower information and resolution of credit reporting disputes. This law also proscribes requirements for pre-screened solicitations for credit often used to generate leads for marketplace lenders.

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Truth-In-Lending Act. All Marketplace Loans to consumers for personal, family or household purposes are subject to certain borrower disclosure requirements under this law. Platform operators are also subject to the advertising requirements stated in this law. Some Marketplace Loans may also be subject to certain other provisions of the Truth-In-Lending Act and other applicable laws and rules particularly concerning home equity and student loans. These provisions impose additional disclosure and other requirements on creditors with respect to certain loans either secured by the borrower’s principal dwelling including those with high interest rates or high up-front fees and charges where the loan funds are primarily used for personal, household or consumer purposes or which are private education loans. In general, home equity loans or other mortgage secured loans that have annual percentage rates over eight percent greater than the yield on U.S. Treasury securities of comparable maturity and/or fees and points which exceed the greater of six percent of the total loan amount are subject to additional requirements. Student loans are subject to special disclosure requirements. These provisions can impose specific statutory liabilities upon creditors who fail to comply with such provisions and may affect the enforceability of the related loans. In addition, any assignee of the creditor would generally be subject to all claims and defenses that the consumer could assert against the creditor, including, without limitation, the right to rescind the home equity loan and for disclosure violations apparent on the face of the lending documents.

The Gramm-Leach-Bliley Act. The Gramm-Leach-Bliley Act (the “GLBA”) limits the disclosure of non-public personal information about a consumer to non-affiliated third parties and requires financial institutions to disclose certain privacy policies and practices with respect to its information sharing with both affiliates and non-affiliated third parties. A number of states have enacted privacy and data security laws requiring safeguards on the privacy and security of consumers’ personally identifiable information. Other federal and state statutes deal with obligations to safeguard and dispose of private information in a manner designed to avoid its dissemination. Privacy rules adopted by the Federal Trade Commission implement the GLBA and other requirements and govern the disclosure of consumer financial information by certain financial institutions, ranging from banks to private investment funds. Platforms employing certain consumer lending models generally have privacy policies that conform to these GLBA and other requirements. In addition, such platforms have policies and procedures intended to maintain platform participants’ personal information securely and dispose of it properly. The platforms do not sell or rent such information to third parties for marketing purposes. Through their participation in the platforms, the Fund may obtain non-public personal information about loan applicants, as defined in GLBA, and intends to conduct itself in compliance with such law, as if it were subject to the same limitations on disclosure and obligations of safeguarding and proper disposal of non-public personal information. In addition, the Fund could be subject to state data security laws, depending on whether the information obtained is considered non-public personally identifiable information under those state laws. Any violations of state data security laws by the Fund could subject it to fines, penalties, or other regulatory action on a state-by-state basis, which, individually or in the aggregate, could have a material adverse effect on the Fund due to the compliance costs related to any violations as well as costs to ensure compliance with such laws on an on-going basis. Additionally, any violations of the GLBA by the Fund could subject it to regulatory action by the Federal Trade Commission, which could require the Fund to, inter alia, implement a comprehensive information security and reporting program and to be subject to audits on an on-going basis.

OFAC, USA Patriot Act and Bank Secrecy Act. Certain participants in marketplace lending, including the platforms through which the Fund may invest in Marketplace Loans, may be required to comply with various anti-money laundering and related regulations. The Fund is not able to control or monitor such compliance. Moreover, in the Fund’s participation with the platforms, it is subject to compliance with OFAC (Office of Foreign Assets Control), the USA PATRIOT Act and Bank Secrecy Act regulations applicable to all businesses, which, for the Fund, generally involves cooperation with authorities in investigating any purported improprieties. Any material failure to comply with OFAC and other similar anti-money laundering restrictions or any investigation relating thereto could result in fines or penalties. Such fines or penalties could have a material adverse effect on the Fund directly for amounts owed for fines or penalties or indirectly as a negative consequence of the decreased demand for Marketplace Loans from the platforms in violation of such requirements resulting from the adverse publicity and other reputation risks associated with any such fines and penalties assessed against the platforms or other industry participants.

Service Members Civil Relief Act. Federal law provides borrowers in active military service with rights that may delay or impair a platform’s ability to collect on a Marketplace Loan to such borrower. The Service Members Civil Relief Act (“SCRA”) requires that the interest rate on pre-existing debts be set at no more than six percent while the qualified service member or reservist is on active duty. The holder of any such Marketplace Loan may not receive the difference between six percent and the original stated interest rate under the loan during any such period. This law also permits courts to stay proceedings and execution of judgments against service members and reservists on active duty, which may delay recovery on any such Marketplace Loans in default. If there are any amounts under such a Marketplace Loan still due and owing to a platform (or an affiliate thereof) after the final maturity of the Pass-Through Notes that correspond to such loan, the platform (or affiliate) may not have any further obligation to make payments on such Pass-Through Notes, even if the platform (or affiliate) later receives payments after the final maturity of the Pass-Through Notes.

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Platforms may not take military service into account in assigning loan grades to borrower loan requests. In addition, as part of the borrower registration process, platforms may not request borrowers to confirm if they are a qualified service member or reservists within the meaning of the SCRA.

Military Lending Act. This law entitles “covered borrowers” to certain protections when becoming obligated on a consumer credit transaction, including a limit on the Military Annual Percentage Rate of 36%, certain required disclosures to be made prior to loan origination including providing a toll free telephone number to be read the disclosure and a prohibition on certain practices such as charging prepayment penalties and prohibition on arbitration agreements with covered borrowers.

Telephone Consumer Protection Act. This law prohibits among other things the use of automated telephone dialing systems to contact cellphones of consumers without the prior express consent of the called party. Significant litigation has emerged concerning this law due to its liberal damage provisions. This would apply to platform operators and their servicers who use telephones to contact borrowers in connection with the servicing and collection of accounts.

Federal Trade Commission Act. Section 5 of this law (as well as analogous state laws) prohibits unfair and deceptive acts or practices in or affecting commerce. The FTC’s Holder in Due Course Rule allows borrowers in certain circumstances to assert any claim or defense they have against a seller of goods or services obtained with the proceeds of a loan against the originator or subsequent purchaser of the loan.

CAN-SPAM Act and Telemarketing Sales Rule. These laws and analogous state laws govern the marketing of credit and other products and services by use of email or telephone marketing and would affect programs of marketplace platforms marketing by these means.

Electronic Funds Transfer Act. This law, along with the rules of payment networks and the National Automated Clearing House Association require separate customer authorization for a loan servicer to use electronic transfers for customer payments (including pre-authorized debits from the customer’s bank account) and provides certain disclosure and other requirements relating to electronic transfer of funds to and from consumers’ bank accounts.

Electronic Signatures in Global and National Commerce Act. This law, along with analogous state laws including the Uniform Electronic Transactions Acts, which authorize the creation of legally binding and enforceable agreements electronically and utilizing electronic records and signatures govern the circumstances in which a person may electronically provide disclosures otherwise required to be in writing. Marketplace Lenders must obtain consent to conduct business electronically from applicants and borrowers.

Bankruptcy Code. This law limits the extent to which creditors may seek to enforce debts against borrowers who have filed for bankruptcy protection.

In addition, funding banks are subject to banking laws and regulations and the supervision by federal and/or state banking agencies and such laws and regulators could impose restrictions on the funding bank, including the ability to continue to originate consumer loans.

Marketplace lenders may not always be in compliance with these laws and borrowers may make counterclaims regarding the enforceability of their obligations under borrower or consumer protection laws after collection actions have been commenced or otherwise seek damages under these laws.

Registration with the SEC. Pass-Through Notes are typically offered through private offerings and thus may not be registered under the Securities Act of 1933, as amended (the “1933 Act”). In addition, platforms are not registered as investment companies under the 1940 Act. If a platform (or an affiliate thereof) were to fail to comply with a private offering exemption under the 1933 Act, or if it were fail to maintain an exemption from registration as an investment company under the 1940 Act, it (or such affiliate) could become subject to regulatory actions and/or significant civil liabilities. Although a platform (or its affiliate) may intend to operate in compliance with all applicable securities laws, these laws are complex and sometimes subject to alternative interpretations and any failure by a platform (or such affiliate) to comply with applicable securities laws could adversely affect its (or such affiliate’s) ability to make payments on the Pass-Through Notes.

Trust Indenture Act of 1939. Any Pass-Through Note offering made in reliance on an exemption from registration pursuant to Section 4(a)(2) of the 1933 Act will not be subject to the Trust Indenture Act of 1939. Consequently, holders of Pass-Through Notes will not have the protection of an indenture setting forth obligations of the Pass-Through Note issuers for the protection of the Pass-Through Note holders or a trustee appointed to represent their interests.

State Usury Laws. Some platforms (or their affiliates) may attempt to take advantage of policies in certain states that allow lenders to make Marketplace Loans at advantageous interest rates by incorporating choice of law provisions into Marketplace Loan agreements that hold that the agreements are to be governed by the laws of those lender-friendly states. This is sometimes the case in the origination of business as opposed to consumer loans. In the event that a borrower or state regulator successfully invalidates such choice-of-law clause, platforms (of their affiliates) may not be able to collect some or all of the interest and principal due on such Marketplace Loans, such loans may not be found to be enforceable or the platforms (or their affiliates) could become subject to penalties and damages. Other platforms may engage in arrangements with funding banks where the platform assists the bank in originating loans that are funded by the bank. In some cases, the loans are sold to the platforms and the platforms as assignees of the bank under applicable law and precedent utilize the bank’s rate and fee exportation authority. At least one federal circuit has cast doubt upon this theory and other litigation challenges the ability of assignees to utilize a bank’s exportation authority as an assignee of the bank’s loans. Legislation is also pending in Congress that would validate an assignee’s ability to utilize the rates and fees of the originating lender.

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Dodd-Frank Act. In response to the recent financial crisis, Congress passed the Dodd-Frank Act in July of 2010. As a result of its passage, significant new regulation has been enacted or is anticipated in many areas of consumer financial products and services. This includes private education loans. Under the Dodd-Frank Act, entities in the consumer loan sector are subject to regulations developed by the Consumer Financial Protection Bureau (the “CFPB”) and also to the enforcement authority of the CFPB. The CFPB is an independent agency that is housed within the Federal Reserve Board, but is not subject to Federal Reserve Board jurisdiction or to the congressional appropriations process. It has substantial power to regulate financial products and services received by consumers from both banks and non-bank lenders, including rulemaking authority in enumerated areas of federal law traditionally applicable to consumer lending such as truth-in-lending, fair credit reporting and fair debt collection. In addition, the Dodd-Frank Act provides for significant new enforcement authority, including authorization of the CFPB under Section 1036 of that law to prosecute unfair, deceptive or abusive acts or practices in connection with any consumer financial product or service and authorization of state attorneys general to bring lawsuits under federal consumer protection laws with the consent of the CFPB.

In addition, on December 6, 2013, the CFPB adopted a rule that enables it to supervise certain non-bank student loan servicers that service more than one million borrower accounts, to ensure that bank and non-bank servicers follow the same rules in the student loan servicing market. The rule covers servicers of both federal and private student loans. The CFPB has also promulgated a rule to become effective in March, 2018 (unless overturned by Congress) that will significant impair the use of arbitration provisions on consumer financial services lending arrangements.

The Dodd-Frank Act also affects student loan portfolio securitization financing transactions which result in the issuance of asset-backed securities. Under the Dodd-Frank Act, the SEC and federal banking agencies were directed to adopt regulations requiring issuers of asset-backed securities or persons who organize and initiate asset-backed securities transactions to retain a portion of the credit risk of the underlying assets, new disclosure and reporting requirement for each tranche of asset-backed securities, including new loan-level data, and new disclosure requirements relating to representations, warranties and enforcement mechanisms available to investors in asset-backed securities.

Tax Treatment of Pass-Through Notes. There are no statutory provisions, regulations, published rulings or judicial decisions that address the characterization of Pass-Through Notes or other Marketplace Lending Instruments substantially similar to Pass-Through Notes for U.S. federal income tax purposes and the proper tax characterization of Pass-Through Notes for U.S. federal income tax purposes is uncertain. To address this concern, some Pass-Through Note issuers require investors to agree to treat the Pass-Through Notes as debt of the Pass-Through Note issuer for federal, state and local income and franchise tax purposes. Further, prospective Pass-Through Note holders should be aware that a Pass-Through Note issuer may intend to treat (and report) the Pass-Through Notes as debt instruments that have original issue discount (“OID”) for U.S. federal income tax purposes. As a result, Pass-Through Note holders will be required to include OID in income as it accrues under a constant yield method, regardless of such note holder’s regular method of tax accounting, and so may be required to include OID in income in advance of the receipt of cash attributable to the related Note interest or principal.

Pass-Through Note holders also should be aware that the Internal Revenue Service (“IRS”) and the courts are not bound by the Pass-Through Note issuer’s characterization of the Pass-Through Notes, and may take a different position with respect to the Pass-Through Notes’ proper characterization. For example, if the Pass-Through Notes were treated as equity in the Pass-Through Note issuer, (i) the issuer would be subject to U.S. federal income tax on income, including interest, accrued on the underlying loans but would not be entitled to deduct interest or OID on the Pass-Through Notes, and (ii) payments on the Pass-Through Notes would be treated by the Pass-Through Note holder as dividends (that may be ineligible for reduced rates of U.S. federal income taxation or the dividends received deduction) for U.S. federal income tax purposes to the extent of the issuer’s earnings and profits. Alternatively, the IRS could determine that, in substance, each Pass-Through Note holder owns a proportionate interest in the underlying loans for U.S. federal income tax purposes, or it could instead seek to treat the Pass-Through Notes as some other financial instrument or contract (including a derivative financial instrument). Such different characterizations could significantly reduce the amount available to the Pass-Through Note issuer to pay interest on the Pass-Through Notes, and could significantly affect the amount, timing, and character of income, gain or loss recognized in respect of a Pass-Through Note.

Risk of Including Foreign Investors. An issuer of Pass-Through Notes may accept investors who are non-U.S. persons, in which case interest payments made to such an investor by the issuer could be subject to withholding taxes. In the event that the issuer fails to properly withhold on such payments, it could remain liable for a non-U.S. person’s individual tax liabilities. There is a further risk that a non-U.S. person investor could be named on the Department of the Treasury’s list of “Specially Designated Nationals,” “Blocked Persons,” or “Sanctioned Countries or Individuals,” which, if undiscovered, could result in an enforcement action against the issuer.

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 Additional Risk.

Bankruptcy Risk. In the event that a platform (or its affiliate) or its service providers become subject to a bankruptcy, the Fund’s investments in Pass-Through Notes issued by such platform (or affiliate) may be negatively impacted.

Although many of the platforms (or their affiliates) through which the Fund may invest may have been organized and operated in a manner that is intended to minimize the likelihood that such platforms (or affiliates) will become subject to a bankruptcy or similar proceeding, if the platforms (or their affiliates) were to become subject to bankruptcy proceedings, payments on the Pass-Through Notes issued by such platforms (or their affiliates) could be substantially delayed or reduced, and any interest accrued on those obligations may never be paid.

Platforms (or their affiliates) may have arrangements with servicers who monitor payments by the borrowers of the Marketplace Loans and take action to enforce the platforms’ (or affiliates’) rights to payment. Arrangements for back-up servicing are limited. If a platform’s (or affiliate’s) servicer fails to maintain operations or the agreement between the platform (or affiliate) and the servicer is rejected or terminated in a bankruptcy of the servicer, the Fund may experience delays in the distribution of loan proceeds and increased costs in connection with its investments through such platform (or its affiliate). In some instances, the platform operator and its affiliates may be unable to collect and process payments from underlying borrowers and thus the Fund may not realize its expected return on investment on those instruments.

Platforms (or their affiliates) may have arrangements with administrators who manage the daily operations of the platforms (and/or their affiliates). Among other duties, an administrator may calculate the amounts payable by the platform operator or its affiliates on any outstanding Pass-Through Notes and supervise the platform’s (or affiliate’s) payment of such amounts. If the administrator were to become subject to bankruptcy proceedings and its agreement with the platform operator or its affiliates were terminated for any reason, the platform (or affiliate) would endeavor to locate a replacement administrator but there is no assurance that it would be able to do so. Accordingly, any termination of an administration agreement that occurs in connection with a bankruptcy of the administrator may impair the platform’s (or affiliate’s) ability to continue to make timely payments on the Pass-Through Notes. This could also prevent the platform operator or its affiliates from issuing any additional Pass-Through Notes until another administrator was located.

Chargeback Risk. The Fund may invest in Marketplace Lending Instruments through securities issued by private investment funds that operate accounts with an independent bank whereby investors, such as the Fund, may deposit funds for the purchase of such securities and receive the proceeds from borrower payments on the underlying loans. These accounts may be affected by “borrower chargebacks.” A borrower chargeback is a process by which a borrower who has made a payment on an underlying loan has its bank cancel the payment or request a refund of that payment. If a borrower successfully processes a chargeback on a loan payment after proceeds have been distributed to such accounts, the issuer will deduct the amount of that payment from each account where the proceeds were deposited. To offset this risk, issuers utilizing this system may refrain from distributing borrower loan proceeds to these accounts for a period of time after a borrower payment on a loan. In the event that a borrower chargeback is executed after the proceeds of that payment have been distributed to investor accounts and an account holder has withdrawn those distributed proceeds, a negative cash balance may result. Amounts that would otherwise be credited to an investor’s account (including amounts deposited or that are payable on other notes) are subject to set-off against any such negative cash balance.

Market and Economic Conditions Risk. The ability of borrowers to make payments on Marketplace Loans, as well as the prepayment experience thereon, may be affected by a variety of social and economic factors. Social factors include changes in consumer confidence levels and attitudes toward incurring debt and changing attitudes regarding the stigma of personal bankruptcy. Economic factors include interest rates, unemployment levels, gasoline prices, upward adjustments in monthly mortgage payments, the rate of inflation and consumer perceptions of economic conditions generally. Economic conditions may also be impacted by localized weather events and environmental disasters. For example, following the financial crisis that began in 2008, the United States experienced an extended period of economic weakness or recession. This period was marked by high unemployment, decreases in home values, increased mortgage and consumer loan delinquencies and a lack of available consumer credit that has generally resulted in increased delinquencies, increased volatility in financial markets, general deleveraging of consumer balance sheets, and defaults and losses on consumer loans. Additionally, unstable real estate values, resets of adjustable rate mortgages to higher interest rates, political gridlock on United States federal budget matters, the downgrade of the United States sovereign debt credit rating below “AAA” by Standard & Poor’s, the sovereign debt crisis in the European Union, general economic malaise in the United States, Europe and Japan, and other factors recently have impaired consumer confidence and disposable income in the United States, and may affect delinquencies and defaults on Marketplace Loans, although the severity or duration of this effect is unknown.

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Risk of Inadequate Resources Devoted to the Collection of Marketplace Loans. A substantial amount, if not all, of a platform operator’s revenues may be derived from origination fees or loan rate “spreads” generated through making and arranging Marketplace Loans and offering related Pass-Through Notes. As a result, it has an incentive to originate as many loans as possible to maximize the amount of origination fees it is able to generate. Increased loan volumes increases the demands on a platform’s management resources and its ability to devote adequate attention and resources to the collection of corresponding Marketplace Loans. The ability of a platform and its affiliates to collect the payments due from borrowers and/or to make timely payments on their Pass-Through Notes may be adversely affected in the event that they take on loan volumes that exceed their ability to service outstanding Marketplace Loans.

Risk of Platform Failure to Meet Certain Obligations. Platforms might incur indemnification and repurchase obligations with respect to the Marketplace Loans they originate that exceed their projections, in which case they might not have sufficient capital to meet such obligations. There can be no assurances that platforms can meet their repurchase and indemnification obligations and, if they are unable to do so, the Fund may incur losses related to payments on the affected Marketplace Lending Instruments in which it may invest.

Risks Associated With “Balloon” Payments. Some of the Marketplace Loans may be interest-only loans providing for relatively small monthly payments with a large “balloon” payment of principal due at the end of the term. Borrowers may be unable to repay such balloon payments out of their own funds and will be compelled to refinance or sell their property. Fluctuations in real estate values, interest rates and the unavailability of mortgage funds could adversely affect the ability of borrowers to refinance their loans at maturity or successfully sell the property for enough money to pay off the corresponding Marketplace Loan.

Servicer Autonomy. A platform (or its affiliate) may have an arrangement with a servicer that authorizes the servicer to waive or modify any non-material term of a Marketplace Loan or consent to the postponement of strict compliance with any such term or in any manner grant a non-material indulgence to any borrower. In addition, if a Marketplace Loan is in default, or the servicer determines that default is reasonably foreseeable or otherwise determines that such action is consistent with its servicing obligation, the servicer may be permitted to waive or modify any material term of a Marketplace Loan, to accept payment of an amount less than the principal balance in final satisfaction of a Marketplace Loan and to grant any indulgence to a borrower, provided that the servicer has reasonably determined that such action will not be materially adverse to the interests of the holder of such Marketplace Loan or of the holders of any corresponding Pass-Through Note.

Subprime Borrower Risk. Although the Fund will not invest in Marketplace Loans that are of subprime quality at the time of investment, loans held by the Fund may, subsequent to their purchase, become of subprime quality. The risks associated with an investment in Marketplace Loans (as disclosed in the Prospectus and this SAI) are heightened for such loans that have been made to subprime borrowers, particularly with respect to the risk of default. In addition, loans to subprime borrowers could be subject to increased regulatory scrutiny.

Tax Considerations. The ability of a platform (or its affiliate) to pay principal and interest on a Pass-Through Note may be affected by its ability, for U.S. federal income tax purposes, to match the timing of income it receives from an underlying Marketplace Loan that it holds and the timing of deductions that it may be entitled to in respect of payments made on the Pass-Through Notes that it issues. For example, if the Pass-Through Notes are treated as contingent payment debt instruments for U.S. federal income tax purposes but the corresponding Marketplace Loans are not, there could be a potential mismatch in the timing of the Pass-Through Note issuer’s income and deductions for U.S. federal income tax purposes, and the Pass-Through Note issuer’s resulting tax liabilities could affect its ability to make payments on the Pass-Through Notes.

Additional Considerations with Regard to Real Estate Marketplace Lending.

Construction, Rehabilitation, Home Improvement and Entitlement Loans. Real estate-related loans may include construction, rehabilitation, home improvement and entitlement loans for various types of properties, including single family residential, condominiums, multi-family residential, industrial, small commercial, foreclosed (REO), unimproved land with entitlements and small tract properties. The loan underwriting for construction, rehabilitation and unimproved land with entitlement loans is typically based upon a determined “as completed” value, i.e., the projected value of the property after the completion of the construction or rehabilitation of a property. Special builder’s risk insurance, or “course of construction” insurance, may be required by the platform operator and its affiliates in these cases. This specialized insurance is intended to insure structures while they are under construction. Materials, fixtures and appliances that are intended to become an integral part of the structure being built are also insured. The insurance is provided for loss resulting from accidental direct physical damage to the structure under construction. The policies generally include broad coverage, but exclude earthquake, flood and damage caused by earth movement. Some builder’s risk policies limit coverage to physical damage caused by specifically named perils, such as fire and theft. These perils would be specifically listed in the policy.

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Risk of Inadequate Revenues from a Property. The payment schedules with respect to many real estate-related loans are based on projected revenues generated by the property over the term of the loan. These projections are based on factors such as expected vacancy rates, expense rates and other projected income and expense figures relating to the property. The actual revenues generated by a property could fall short of projections due to factors such as lower-than-expected rental revenues, or greater-than-expected vacancy rates or property management expenses. In such event, the borrower’s cash flow could be inadequate to repay its loan in full.

Risk of Rising Insurance Costs or Unavailability of Insurance. Real estate properties are typically insured against risk of fire damage and other property casualties, but are sometimes not covered by severe weather or natural disaster events such as landslides, earthquakes, or floods. Changes in the conditions affecting the economic environment in which insurance companies do business could affect the borrower’s ability to continue insuring the property at a reasonable cost or could result in insurance being unavailable altogether. Moreover, any hazard losses not then covered by the borrower’s insurance policy would result in the Marketplace Loan related to the affected property becoming significantly under secured, which could result in a loss to the investors of any corresponding Pass-Through Note.

Environmental Risks. If toxic environmental contamination is discovered to exist on a property underlying a Marketplace Loan, it might affect the borrower’s ability to repay the Marketplace Loan. To the extent that the platform operator and/or its affiliates are forced to foreclose and/or operate such a property, potential additional liabilities and responsibilities include reporting requirements, remediation costs, fines, penalties and damages. Of particular concern may be those properties that are, or have been, the site of manufacturing, industrial or disposal activity. These environmental risks may give rise to a diminution in value of the security property or liability for clean-up costs or other remedial actions. This liability could exceed the value of the real property or the principal balance of the related loan. For this reason, the platform operator and its affiliates may choose not to foreclose on contaminated property rather than risk incurring liability for remedial actions.

Under the laws of certain states, an owner’s failure to perform remedial actions required under environmental laws may give rise to a lien on mortgaged property to ensure the reimbursement of remedial costs. In some states this lien has priority over the lien of an existing mortgage against the real property. Because the costs of remedial action could be substantial, the value of a mortgaged property as collateral for a real estate-related loan could be adversely affected by the existence of an environmental condition giving rise to a lien.

The state of law is currently unclear as to whether and under what circumstances clean-up costs, or the obligation to take remedial actions, can be imposed on a secured lender. If a lender does become liable for cleanup costs, it may bring an action for contribution against the current owners or operators, the owners or operators at the time of on-site disposal activity or any other party who contributed to the environmental hazard, but these persons or entities may be bankrupt or otherwise judgment-proof. Furthermore, an action against the borrower may be adversely affected by the limitations on recourse in the loan documents.

Risk of Declining Property Value. The value of the real property security for a Marketplace Loan will be subject to the risks generally incident to the ownership of improved and unimproved real estate, including changes in general or local economic conditions, increases in interest rates for real estate financing, physical damage that is not covered by insurance, zoning, entitlements, and other risks. Many borrowers expect to use resale proceeds to repay their borrower loan. A decline in property values could result in a borrower loan amount being greater than the property value, which could increase the likelihood of borrower default. The maximum permissible loan-to-value ratio of the Fund’s real estate-related investments is 80% (determined at the time of investment).

Risks of Construction and Rehabilitation Loans. Construction and rehabilitation loans involve a number of particular risks, involving, among other things, the timeliness of the project’s completion, the integrity of appraisal values, whether or not the completed property can be sold for the amount anticipated, and the length of the sale process. If construction work is not completed (due to contractor abandonment, unsatisfactory work performance, or various other factors) and all the Marketplace Loan funds have already been expended, then, in the event of a default, the platform operator and its affiliates may have to invest significant additional funds to complete the construction work. Any such investment would be recuperated by the platform operator and its affiliates prior to any payment on any corresponding Pass-Through Notes. Default risk also exists where it takes a borrower longer than anticipated either to construct or then resell the property, or if the borrower does not receive sufficient proceeds from the sale to repay the corresponding Marketplace Loan in full.

Certain Risks Associated With Foreclosure. Different property types involve different types of risks in terms of realizing on the collateral in the event that the borrower defaults. These risks include completion costs in the case of an incomplete project, partial resale for condominiums and tracts and lease-up (finding tenants) for multi-family residential, small commercial and industrial properties. The platform operator and its affiliates may not be able to sell a foreclosed commercial property, for example, before expending efforts to find tenants to make the property more fully leased and more attractive to potential buyers.

Moreover, foreclosure statutes vary widely from state to state. Properties underlying defaulted loans will need to be foreclosed upon in compliance with the laws of the state where such property is located. Many states require lengthy processing periods or the obtaining of a court decree before a mortgaged property may be sold or otherwise foreclosed upon. Further, statutory rights to redemption and the effects of anti-deficiency and other laws may limit the ability for a platform operator (and its affiliates) to timely recover the value of a loan in the event of borrower default.

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Certain Risks Associated With Bankruptcy. If a borrower enters bankruptcy, an automatic stay of all proceedings against the borrower’s property will be granted. This stay will prevent platforms and their affiliates from foreclosing on such property unless relief from the stay can be obtained from the bankruptcy court, and there is no guarantee that any such relief will be obtained. Significant legal fees and costs may be incurred in attempting to obtain relief from a bankruptcy stay from the bankruptcy court and, even if such relief is ultimately granted, it may take several months or more to obtain. In such event, the platform operator and its affiliates will be unable to promptly exercise their foreclosure remedy and realize any proceeds from a property sale.

In addition, bankruptcy courts have broad powers to permit the sale of any real property free of any lien that a platform operator or its affiliate may have, to compel the platform operator and its affiliates to accept an amount less than the balance due under a loan and to permit the borrower to repay the loan over a term which may be substantially longer than the original term of the loan.

Money Market Instruments. Money market instruments generally refer to high-quality, short-term debt instruments, such as U.S. Treasury securities, commercial paper, certificates of deposit, bankers’ acceptances, time deposits, shares of U.S. registered money market funds, and other similar investments.

Master Limited Partnerships (Underlying Fund Investments). The Underlying Funds may invest in master limited partnership (“MLP”) common units. MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis.

The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner that results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

To qualify as a partnership for U.S. federal income tax purposes, an MLP must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, gain from the sale or disposition of a capital asset held for the production of income described in the foregoing and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, mining, refining, marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. Currently, most MLPs operate in the energy, natural resources or real estate sectors. Due to their partnership structure, MLPs generally do not pay income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends).

MLP Common Units. MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges or OTC, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. The Fund may purchase common units in market transactions as well as directly from the MLP or other parties. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. Common units along with general partner units, have first priority to receive quarterly cash distributions up to the MQD and have arrearage rights. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.

I-Shares. I-Shares represent an ownership interest issued by an affiliated party of an MLP. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of i-units. I-units have similar features as MLP common units in terms of voting rights, liquidation preference and distributions. However, rather than receiving cash, the MLP affiliate receives additional i-units in an amount equal to the cash distributions received by MLP common units. Similarly, holders of I-Shares will receive additional I-Shares, in the same proportion as the MLP affiliates receipt of i-units, rather than cash distributions. I-Shares themselves have limited voting rights which are similar to those applicable to MLP common units. The MLP affiliate issuing the I-Shares is structured as a corporation for U.S. federal income tax purposes. I-Shares are traded on the NYSE.

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Municipal Securities (Underlying Fund Investments). Municipal securities are securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Although the interest earned on many municipal securities is exempt from federal income tax, the Fund may invest in taxable municipal securities.

Municipal securities share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities which the Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

Under the Code, certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.

Obligations of Supranational Entities (Underlying Fund Investments). The Fund may invest in an Underlying Fund that invests in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the “World Bank”), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity’s lending activities are limited to a percentage of its total capital (including “callable capital” contributed by its governmental members at the entity’s call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

Preferred Stocks. Preferred stocks pay fixed or floating dividends to investors, and have a “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. Preferred stockholders usually have no right to vote for corporate directors or on other matters.

Real Estate Investment Trusts. Real estate investment trusts (“REITs”) are typically publicly-traded corporations or trusts that invest in residential or commercial real estate. REITs generally can be divided into the following three types: (i) equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation; (ii) mortgage REITs, which invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments; and (iii) hybrid REITs which combine the characteristics of equity REITs and mortgage REITs. Generally, dividends received by the Fund from REIT shares and distributed to the Fund’s shareholders are not likely to constitute “qualified dividend income” eligible for the reduced tax rate applicable to qualified dividend income; therefore, the portion of the dividend income attributable to REIT shares held by the Fund that shareholders of the Fund receive will likely be treated as ordinary income and taxed at a higher rate than dividends eligible for the reduced tax rate applicable to qualified dividend income. The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it will invest in addition to expenses paid by the Fund.

Investment in REITs may subject the Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of the Fund’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills and have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

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Repurchase Agreements. In a repurchase agreement, the Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for the Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Fund) acquires a security (“Obligation”) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the Adviser seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. At the time the Fund enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Fund establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Fund; however, under certain circumstances in which the Fund does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Fund’s limitation on borrowings. The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Rights. Rights are usually granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued to the public. The right entitles its holder to buy common stock at a specified price. Rights have similar features to warrants, except that the life of a right is typically much shorter, usually a few weeks. The Adviser believes rights may become underpriced if they are sold without regard to value and if analysts do not include them in their research. The risk in investing in rights is that the Adviser might miscalculate their value resulting in a loss to the Fund. Another risk is the underlying common stock may not reach the Adviser’s anticipated price within the life of the right.

Short Sales. The Fund may sell securities short. When the Fund takes a long position, it purchases a stock outright. When the Fund takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline. To complete, or close out, the short sale transaction, the Fund buys the same stock in the market and returns it to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund may also be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet the margin requirements, until the short position is closed out. The Fund makes money when the market price of the borrowed stock goes down and the Fund is able to replace it for less than it earned by selling it short. Alternatively if the price of the stock goes up after the short sale and before the short position is closed, the Fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short.

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The Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that the borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, a “short squeeze” can occur. A short squeeze occurs when demand is greater than supply for the stock sold short. A short squeeze makes it more likely that the Fund will have to cover its short sale at an unfavorable price. If that happens, the Fund will lose some or all of the potential profit from, or even incur a loss as a result of, the short sale.

Until the Fund closes its short position or replaces the borrowed security, the Fund will designate liquid assets it owns (other than the short sales proceeds) as segregated assets to the books of the broker and/or its custodian in an amount equal to its obligation to purchase the securities sold short, as required by the 1940 Act. The amount segregated in this manner will be increased or decreased each business day equal to the change in market value of the Fund’s obligation to purchase the security sold short. If the lending broker requires the Fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim other than the obligation that is being covered. The Fund believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at exercise price that covers the obligation), or by the Fund’s segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Fund’s borrowing restrictions. This requirement to segregate assets limits the Fund’s leveraging of its investments and the related risk of losses from leveraging. The Fund also is required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.

Moreover, the Fund will be required to make margin payments to the lender during the term of the borrowing if the value of the security it borrowed (and sold short) increases. Thus, short sales involve credit exposure to the broker that executes the short sales. In the event of the bankruptcy or other similar insolvency with respect to a broker with whom the Fund has an open short position, a fund may be unable to recover, or delayed in recovering, any margin or other collateral held with or for the lending broker.

Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the Fund must pay to a lender of the security. In addition, because the Fund’s loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, the Fund’s loss on a long position arises from decreases in the value of the security held by the Fund and therefore is limited by the fact that a security’s value cannot drop below zero.

The use of short sales, in effect, leverages the Fund’s portfolio, which could increase the Fund’s exposure to the market, magnify losses and increase the volatility of returns.

Although the Fund’s share price may increase if the securities in its long portfolio increase in value more than the securities underlying its short positions, the Fund’s share price may decrease if the securities underlying its short positions increase in value more than the securities in its long portfolio.

Senior Loans. A Senior Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the Senior Loan on behalf of the other Loan Investors in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors.

Senior Loans primarily include senior floating rate loans to corporations and secondarily institutionally traded senior floating rate debt obligations issued by an asset-backed pool and interests therein. Loan interests primarily take the form of assignments purchased in the primary or secondary market. Loan interests may also take the form of participation interests in a Senior Loan. Such loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are Loan Investors or from other investors in loan interests.

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The Underlying Funds may purchase “assignments” from the Agent or other Loan Investors. The purchaser of an assignment typically succeeds to all the rights and obligations under the Loan Agreement (as defined herein) of the assigning Loan Investor and becomes a Loan Investor under the Loan Agreement with the same rights and obligations as the assigning Loan Investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Loan Investor.

The Underlying Funds also may invest in “participations.” Participations by an Underlying Fund in a Loan Investor’s portion of a Senior Loan typically will result in an Underlying Fund having a contractual relationship only with such Loan Investor, not with the borrower. As a result, an Underlying Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Loan Investor selling the participation and only upon receipt by such Loan Investor of such payments from the borrower. In connection with purchasing participations, an Underlying Fund generally will have no right to enforce compliance by the borrower with the terms of the Loan Agreement, nor any rights with respect to any funds acquired by other Loan Investors through set-off against the borrower and the Underlying Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the participation. As a result, an Underlying Fund will assume the credit risk of both the borrower and the Loan Investor selling the participation. In the event of the insolvency of the Loan Investor selling a participation, an Underlying Fund may be treated as a general creditor of such Loan Investor. The selling Loan Investors and other persons interpositioned between such Loan Investors and the Underlying Fund with respect to such participations will likely conduct their principal business activities in the banking, finance and financial services industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee’s monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

In order to borrow money pursuant to a Senior Loan, a borrower will for the term of the Senior Loan, pledge collateral, including but not limited to, (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of Senior Loans made to non-public companies, the company’s shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a Senior Loan may be secured only by stock in the borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a borrower’s obligations under a Senior Loan.

In the process of buying, selling and holding Senior Loans, the Underlying Funds may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, amendment fees, commissions and prepayment penalty fees. When an Underlying Fund buys a Senior Loan, it may receive a facility fee and when it sells a Senior Loan it may pay a facility fee. On an ongoing basis, an Underlying Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Senior Loan. In certain circumstances, an Underlying Fund may receive a prepayment penalty fee upon the prepayment of a Senior Loan by a borrower. Other fees received by an Underlying Fund may include covenant waiver fees, covenant modification fees or other amendment fees.

A borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the borrower and the holders of the Senior Loan (the “Loan Agreement”). Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to shareholders, provisions requiring the borrower to maintain specific minimum financial ratios and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the borrower to prepay the Loan with any free cash flow. Free cash flow is generally defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or sales of securities. A breach of a covenant which is not waived by the Agent, or by the Loan Investors directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the Loan Investors directly, as the case may be, has the right to call the outstanding Senior Loan. The typical practice of an Agent or a Loan Investor in relying exclusively or primarily on reports from the borrower to monitor the borrower’s compliance with covenants may involve a risk of fraud by the borrower. In the case of a Senior Loan in the form of a participation, the agreement between the buyer and seller may limit the rights of the holder to vote on certain changes which may be made to the Loan Agreement, such as waiving a breach of a covenant. However, the holder of the participation will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.

In a typical Senior Loan, the Agent administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions which are parties to the Loan Agreement. The Underlying Funds will generally rely upon the Agent or an intermediate participant to receive and forward to the Fund or Underlying Fund its portion of the principal and interest payments on the Senior Loan. Furthermore, unless under the terms of a participation agreement an Underlying Fund has direct recourse against the borrower, the Underlying Fund will rely on the Agent and the other Loan Investors to use appropriate credit remedies against the borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the borrower. The seller of the Senior Loan usually does, but is often not obligated to, notify holders of Senior Loans of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the Senior Loan, may give the borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the Senior Loan. The Agent is compensated by the borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis. With respect to Senior Loans for which the Agent does not perform such administrative and enforcement functions, an Underlying Fund will perform such tasks on its own behalf, although a collateral bank will typically hold any collateral on behalf of an Underlying Fund and the other Loan Investors pursuant to the applicable Loan Agreement.

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A financial institution’s appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of Senior Loans. However, if assets held by the Agent for the benefit of an Underlying Fund were determined to be subject to the claims of the Agent’s general creditors, the Underlying Fund might incur certain costs and delays in realizing payment on a Senior Loan, or suffer a loss of principal and/or interest. In situations involving intermediate participants, similar risks may arise.

Senior Loans will usually require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from free cash flow, as defined above. The degree to which borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among Loan Investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund or Underlying Fund derives interest income will be reduced. However, an Underlying Fund may receive both a prepayment penalty fee from the prepaying borrower and a facility fee upon the purchase of a new Senior Loan with the proceeds from the prepayment of the former.

The Underlying Funds may acquire interests in Senior Loans which are designed to provide temporary or “bridge” financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. The Underlying Funds may also invest in Senior Loans of borrowers that have obtained bridge loans from other parties. A borrower’s use of bridge loans involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.

The Underlying Fund will be subject to the risk that collateral securing a loan will decline in value or have no value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Loan to be undercollateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. In addition, an Underlying Fund may invest in Senior Loans guaranteed by, or secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the borrower; provided, however, that such guarantees are fully secured. There may be temporary periods when the principal asset held by a borrower is the stock of a related company, which may not legally be pledged to secure a Senior Loan. On occasions when such stock cannot be pledged, the Senior Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for the Senior Loan. However, the Borrower’s ability to dispose of such securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of Senior Loans and, indirectly, Senior Loans themselves.

The failure to perfect a security interest due to faulty documentation or faulty official filings could lead to the invalidation of an Underlying Fund’s security interest in loan collateral. If an Underlying Fund’s security interest in loan collateral is invalidated or the Senior Loan is subordinated to other debt of a borrower in bankruptcy or other proceedings, the Underlying Fund would have substantially lower recovery, and perhaps no recovery, on the full amount of the principal and interest due on the Senior Loan.

Sovereign Obligations (Underlying Fund Investments). The Fund may invest in an Underlying Fund that invests in sovereign debt obligations. Investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Underlying Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund’s NAV, may be more volatile than prices of U.S. debt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

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A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

Special Purpose Acquisition Companies. The Fund may invest in special purpose acquisition companies (“SPACs”). SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. Government securities, money market fund securities and cash. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Accordingly, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their prices. If an acquisition that meets the requirements for the SPAC is not completed within a predetermined period of time, the invested funds are returned to the entity’s shareholders. Investments in SPACs may be illiquid and/or be subject to restrictions on resale. To the extent the SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective.

SPAC Managers. A SPAC’s manager’s financial position could be negatively impacted due to a variety of factors, including investor redemptions, lower management fees and higher operating expenses. From time to time, a SPAC manager may be a party to lawsuits, which if resolved in an unfavorable manner for the SPAC’s manager, could have a material impact on the SPAC’s manager’s financial position. To the extent a SPAC’s manager’s financial position is less stable, it may have difficulty retaining certain key investment professionals, which could negatively impact the SPAC’s manager’s ability to help a SPAC consummate its initial business combination.

SPAC Business Combinations. A SPAC’s initial stockholders may have agreed to vote the shares held by them in favor of the SPAC’s initial business combination. As a result, in addition to a SPAC’s initial stockholders’ shares, a SPAC may need only a minority of the shares sold in a public offering to be voted in favor of its initial business combination in order to have such initial business combination approved. A SPAC’s directors and officers may have entered into letter agreements similar to the one signed by its initial stockholders with respect to public shares acquired by them, if any. Accordingly, if such a SPAC were to seek stockholders approval of its initial business combination, it is more likely that the necessary stockholders’ approval will be received than would be the case if such persons agreed to vote their shares in accordance with the majority of the votes cast by its public stockholders.

Additionally, a SPAC may seek to enter into a business combination transaction agreement with a prospective target that requires as a closing condition that the SPAC have a minimum net worth or a certain amount of cash. If too many of such SPAC’s public stockholders exercise their redemption rights, the SPAC would not be able to meet such closing condition and, as a result, would not be able to proceed with the business combination. Furthermore, a SPAC would not normally redeem its public shares in an amount that would cause its net tangible assets, after payment of the deferred underwriting commissions, to be less than $5,000,001 (so that it does not then become subject to the SEC’s “penny stock” rules), or any greater net tangible asset or cash requirement which may be contained in the agreement relating to its initial business combination. Consequently, if accepting all properly submitted redemption requests would cause a SPAC’s net tangible assets to be less than $5,000,001 or such greater amount necessary to satisfy a closing condition as described above, the SPAC would not normally proceed with such redemption and the related business combination and may instead search for an alternate business combination. Prospective targets will be aware of these risks and, thus, may be reluctant to enter into a business combination transaction with a SPAC.

If a SPAC seeks stockholder approval of its initial business combination and it does not conduct redemptions in connection with its initial business combination pursuant to the tender offer rules, its sponsor, directors, officers, advisors or any of their affiliates may purchase shares or public warrants or a combination thereof in privately negotiated transactions or in the open market either prior to or following the completion of its initial business combination. Such a purchase may include a contractual acknowledgement that such public stockholder, although still the record holder of the SPAC’s shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. In the event that a SPAC’s sponsor, directors, officers, advisors or any of their affiliates purchase shares in privately negotiated transactions from public stockholders who have already elected to exercise their redemption rights, such selling public stockholders would normally be required to revoke their prior elections to redeem their shares. The price per share paid in any such transaction may be different than the amount per share a public stockholder would receive if it elected to redeem its shares in connection with a SPAC’s initial business combination. The purpose of such purchases could be to vote such shares in favor of the business combination and thereby increase the likelihood of obtaining stockholder approval of its initial business combination or to satisfy a closing condition in an agreement with a target that requires the SPAC to have a minimum net worth or a certain amount of cash at the closing of its initial business combination, where it appears that such requirement would otherwise not be met. The purpose of any such purchases of public warrants could be to reduce the number of public warrants outstanding or to vote such warrants on any matters submitted to the warrantholders for approval in connection with a SPAC’s initial business combination. Any such purchases of a SPAC’s securities may result in the completion of its initial business combination that may not otherwise have been possible. Any such purchases are required to be reported pursuant to Section 13 and Section 16 of the Exchange Act to the extent such purchasers are subject to such reporting requirements.

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In addition, if such purchases are made, the public “float” of a SPAC’s common stock and the number of beneficial holders of its securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of its securities on a national securities exchange.

SPAC Redemptions. A SPAC is required to comply with the tender offer rules or proxy rules, as applicable, when conducting redemptions in connection with its initial business combination. Despite compliance with these rules, if a stockholder fails to receive a SPAC’s tender offer or proxy materials, as applicable, such stockholder may not become aware of the opportunity to redeem its shares. In addition, the tender offer documents or proxy materials, as applicable, that a SPAC furnishes to holders of its public shares in connection with its initial business combination will describe the various procedures that must be complied with in order to validly tender or redeem public shares. For example, a SPAC may require its public stockholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name,” to either tender their certificates to the SPAC’s transfer agent prior to the date set forth in the tender offer documents mailed to such holders, or to deliver their shares to the transfer agent electronically. In the event that a stockholder fails to comply with these or any other procedures, its shares may not be redeemed.

Risks Associated with SPAC’s Under Federal and State Laws. The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Because a SPAC’s common stock and warrants are typically listed on a national securities exchange, a SPAC’s units, common stock and warrants will typically qualify as covered securities under such statute. Although the states are preempted from regulating the sale of such securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. Certain state securities regulators may view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if a SPAC were no longer listed on a national securities exchange, its securities would not qualify as covered securities under such statute and it would be subject to regulation in each state in which it offers its securities.

Since the net proceeds of a SPAC’s initial public offering and the private placement of its securities are intended to be used to complete an initial business combination with a target business that has not been identified, a SPAC may be deemed to be a “blank check” company under the U.S. securities laws. However, because certain SPACs will have net tangible assets in excess of $5,000,000 upon the successful completion of their securities offerings and file Current Reports on Form 8-K, including audited balance sheets demonstrating this fact, these SPACs are exempt from rules promulgated by the SEC to protect investors in blank check companies, such as Rule 419. Accordingly, investors in such SPACs will not be afforded the benefits or protections of those rules. Among other things, this means such SPAC’s units will be immediately tradable and it will have a longer period of time to complete its initial business combination than do companies subject to Rule 419. Moreover, if a SPAC’s initial public offering were subject to Rule 419, that rule would prohibit the release of any interest earned on funds held in the SPAC’s trust account to the SPAC unless and until the funds in the trust account were released to the SPAC in connection with its completion of its initial business combination.

Low Account Funds Risk. The funds available to a SPAC outside of the its trust account may not be sufficient to allow it to operate for at least the period before the SPAC’s Initial Acquisition Deadline, assuming that its initial business combination is not completed during that time. A SPAC is likely to incur significant costs in pursuit of its acquisition plans. A SPAC may not be able to raise additional financing necessary to fund its expenses. Any such event in the future may negatively impact the analysis regarding a SPAC’s ability to continue as a going concern at such time.

There can be no assurance that the funds available to a SPAC outside of the its trust account will be sufficient to pay expenses. Of the funds available to a SPAC, it could use a portion of the funds to pay fees to consultants to assist the SPAC with its search for a target business. A SPAC could also use a portion of the funds as a down payment or to fund a “no-shop” provision (a provision in letters of intent designed to keep target businesses from “shopping” around for transactions with other companies or investors on terms more favorable to such target businesses) with respect to a particular proposed business combination. If a SPAC entered into a letter of intent where it paid for the right to receive exclusivity from a target business and were subsequently required to forfeit such funds, a SPAC might not have sufficient funds to continue searching for, or conduct due diligence with respect to, a target business. If a SPAC is unable to complete its initial business combination, its public stockholders may receive only approximately the initial public offering price per share (typically $10), or less in certain circumstances, on the liquidation of its trust account, and its warrants will expire worthless.

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In the event that the proceeds in a SPAC’s trust account are reduced below the lesser of: (1) the initial public offering price per share (typically $10); or (2) such lesser amount per share held in the SPAC’s trust account as of the date of the liquidation of the trust account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay a SPAC’s franchise and income taxes, and a SPAC’s sponsor asserts that it is unable to satisfy its obligations or that it has no indemnification obligations related to a particular claim, a SPAC’s independent directors would determine whether to take legal action against its sponsor to enforce its indemnification obligations. While a SPAC’s independent directors may take legal action on its behalf against its sponsor to enforce the sponsor’s indemnification obligations to the SPAC, it is possible that its independent directors in exercising their business judgment and subject to their fiduciary duties may choose not to do so in certain instances. If a SPAC’s independent directors choose not to enforce these indemnification obligations, the amount of funds in the SPAC’s trust account available for distribution to its public stockholders may be reduced below the initial public offering price per share (typically $10).

Risks Associated with SPAC’s in Bankruptcy. If, before distributing the proceeds in the SPAC’s trust account to its public stockholders, it files a bankruptcy petition or an involuntary bankruptcy petition is filed against a SPAC that is not dismissed, the proceeds held in the SPAC’s trust account could be subject to applicable bankruptcy law, and may be included in its bankruptcy estate and subject to the claims of third parties with priority over the claims of the SPAC’s stockholders. To the extent any bankruptcy claims deplete the SPAC’s trust account, the per share amount that would otherwise be received by its public stockholders in connection with its liquidation would be reduced.

If, after a SPAC distributes the proceeds in the SPAC’s trust account to its public stockholders, it files a bankruptcy petition or an involuntary bankruptcy petition is filed against a SPAC that is not dismissed, any distributions received by its stockholders could be viewed under applicable debtor/creditor and/or bankruptcy laws as either a “preferential transfer” or a “fraudulent conveyance.” As a result, a bankruptcy court could seek to recover some or all amounts received by a SPAC’s stockholders. In addition, a SPAC’s board of directors may be viewed as having breached its fiduciary duty to its creditors and/or having acted in bad faith by paying public stockholders from the SPAC’s trust account prior to addressing the claims of creditors, thereby exposing itself and the SPAC to claims of punitive damages.

Investment Company Risk. If a SPAC is deemed to be an investment company under the 1940 Act, its activities may be restricted, including:

●           restrictions on the nature of its investments; and

●           restrictions on the issuance of securities;

each of which may make it difficult for it to complete its initial business combination.

In addition, a SPAC may have imposed upon it burdensome requirements, including:

●           registration as an investment company with the SEC;

●           adoption of a specific form of corporate structure; and

●           reporting, record keeping, voting, proxy and disclosure requirements and compliance with other rules and regulations.

It is not expected that a SPAC’s anticipated principal activities will subject it to the 1940 Act. The proceeds held in a SPAC’s trust account may generally be invested by the trustee only in U.S. government treasury bills with a maturity of 180 days or less or in money market funds investing solely in U.S. treasuries and meeting certain conditions under Rule 2a-7 under the 1940 Act. Because the investment of the proceeds will typically be restricted to these instruments, a SPAC will, under normal conditions, meet the requirements for the exemption provided in Rule 3a-1 promulgated under the 1940 Act. If a SPAC were deemed to be subject to the 1940 Act, compliance with these additional regulatory burdens would require additional expenses for which a SPAC may not have allotted funds and may hinder its ability to consummate its initial business combination. If a SPAC is unable to complete its own initial business combination, its public stockholders may receive only the initial public offering price per share (typically $10), or less in certain circumstances, on the liquidation of a SPAC’s trust account, and its warrants will expire worthless.

Third Party Risk Associated with SPACs. Under the certain jurisdictions in which a SPAC may be organized, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. The pro rata portion of a SPAC’s trust account distributed to its public stockholders upon the redemption of its public shares in the event it does not complete its initial business combination before its Initial Acquisition Deadline may be considered a liquidating distribution under such jurisdiction’s law.

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A SPAC’s jurisdiction of organization may require a SPAC to make provision for the payment of potential claims against for some period of time following its dissolution. However, because a SPAC is a blank check company, rather than an operating company, and its operations will normally be limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from its vendors (such as lawyers, investment bankers, consultants, etc.) or prospective target businesses. Under the laws of certain jurisdictions (including Delaware) under which a SPAC may be organized and assuming the SPAC complies fully with such laws, any liability of stockholders with respect to a liquidating distribution may be limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would likely be barred after the third anniversary of the dissolution. There can be no assurance that a SPAC will properly assess all claims that may be potentially brought against it. As such, a SPAC’s stockholders could potentially be liable for any claims to the extent of distributions received by them (but no more) and any liability of its stockholders may extend beyond the third anniversary of such date.

Risks Associated with SPACs Status as a Corporation. A SPAC may not hold an annual meeting of stockholders until after it consummates its initial business combination (unless required by its securities exchange) and thus may not be in compliance with applicable law. Therefore, if a SPAC’s stockholders want a SPAC to hold an annual meeting prior to its consummation of its initial business combination, under the laws of certain jurisdictions under which the SPAC may be organized, they may attempt to force it to hold one by submitting an application to applicable court in the SPAC’s jurisdiction of organization.

A SPAC may not register the shares of common stock issuable upon exercise of its warrants under the Securities Act or any state securities laws at the time of its initial public offering. However, certain SPACs agree to use their best efforts to file a registration statement under the Securities Act covering the issuance of such shares and maintain a current prospectus relating to the common stock issuable upon exercise of their warrants, until the expiration of the warrants in accordance with the terms of the warrants. There can be no assurance that a SPAC will be able to do so if, for example, any facts or events arise which represent a fundamental change in the information set forth in the registration statement or prospectus, the financial statements contained or incorporated by reference therein are not current, complete or correct or the SEC issues a stop order. If the shares issuable upon exercise of a SPAC’s warrants are not registered under the Securities Act, it will generally be required to permit holders to exercise their warrants on a cashless basis. However, no warrant will be exercisable for cash or on a cashless basis, and a SPAC generally will not be obligated to issue any shares to holders seeking to exercise their warrants, unless the issuance of the shares upon such exercise is registered or qualified under the securities laws of the state of the exercising holder or an exemption from registration is available. In such a situation, the Fund would be forced to exercise its warrants, if any, in the SPAC on a cashless basis, which would reduce the amount of shares the Fund would receive if it had exercised with cash, or risk its warrants expiring worthless.

In order to effectuate an initial business combination, blank check companies have, in the recent past, amended various provisions of their charters and modified governing instruments, including their warrant agreements. For example, blank check companies have amended the definition of business combination, increased redemption thresholds extended the time to consummate an initial business combination and, with respect to their warrants, amended their warrant agreements to require the warrants to be exchanged for cash and/or other securities. There can be no assurance that a SPAC will not seek to amend its organizational documents or extend the time to consummate an initial business combination in order to effectuate its initial business combination.

Risks Associated with Registering Private Placement SPAC Shares. Pursuant to certain registration rights agreements SPACs may enter into with their initial stockholders, certain SPAC’s initial stockholders and their permitted transferees can demand that it register the resale of their founder shares after those shares convert to shares of its common stock at the time of its initial business combination. In addition, a SPAC’s sponsor and its permitted transferees may have the ability to demand that it register the resale of its private placement warrants and the shares of its common stock issuable upon exercise of the private placement warrants, and holders of warrants that may be issued upon conversion of working capital loans may demand that it register the resale of such warrants or its common stock issuable upon exercise of such warrants. A SPAC will typically bear the cost of registering these securities. The registration and availability of such a significant number of securities for trading in the public market may have an adverse effect on the market price of a SPAC’s common stock. In addition, the existence of the registration rights may make a SPAC’s initial business combination more costly or difficult to complete. This is because the stockholders of the target business may increase the equity stake they seek in the combined entity or ask for more cash consideration to offset the negative impact on the market price of the SPAC’s common stock that is expected when the common stock owned by its initial stockholders or their permitted transferees, the private placement warrants owned by its sponsor or warrants issued in connection with working capital loans are registered for resale.

Risks Associated with the Board of Directors, Officers and Key Personnel of a SPAC. Unless a SPAC completes its initial business combination with an affiliated entity or its board cannot independently determine the fair market value of the target business or businesses, a SPAC is typically not required to obtain an opinion from an independent investment banking firm that is a member of FINRA or from an independent accounting firm that the price the SPAC is paying is fair to the SPAC from a financial point of view. If no opinion is obtained, a SPAC’s stockholders will be relying on the judgment of its board of directors. The standards used will be disclosed in its tender offer documents or proxy solicitation materials, as applicable, related to its initial business combination.

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A SPAC’s officers and directors are generally not required to, and may not, commit their full time to the SPAC’s affairs, which may result in a conflict of interest in allocating their time between its operations and its search for a business combination and their other businesses. A SPAC generally does not have any full-time employees prior to the completion of its initial business combination. Each of a SPAC’s officers may be engaged in several other business endeavors for which he or she may be entitled to substantial compensation, and a SPAC’s officers are generally not obligated to contribute any specific number of hours per week to its affairs. A SPAC’s independent directors may also serve as officers or board members for other entities. If a SPAC’s officers’ and directors’ other business affairs require them to devote substantial amounts of time to such affairs in excess of their current commitment levels, it could limit their ability to devote time to the SPAC’s affairs which may have a negative impact on its ability to complete its initial business combination.

A SPAC’s ability to successfully effect its initial business combination is dependent upon the efforts of its key personnel. The role of a SPAC’s key personnel in the target business, however, cannot presently be ascertained. Although some of a SPAC’s key personnel may remain with the target business in senior management or advisory positions following its initial business combination, it is possible that some or all of the management of the target business will remain in place. Even if a SPAC closely scrutinizes any individuals it engages with after its initial business combination, there can be no assurance that a SPAC’s assessment of these individuals will prove to be correct. These individuals may be unfamiliar with the requirements of operating a company regulated by the SEC, which could cause a SPAC to have to expend time and resources helping them become familiar with such requirements.

A SPAC’s key personnel may be able to remain with the company after the completion of its initial business combination only if they are able to negotiate employment or consulting agreements in connection with the business combination. Such negotiations would take place simultaneously with the negotiation of the business combination and could provide for such individuals to receive compensation in the form of cash payments and/or a SPAC’s securities for services they would render to the SPAC after the completion of the business combination. The personal and financial interests of such individuals may influence their motivation in identifying and selecting a target business. There is no certainty that any of a SPAC’s key personnel will remain with it after the completion of its initial business combination. There can be no assurance that any of a SPAC’s key personnel will remain in senior management or advisory positions with it. The determination as to whether any of a SPAC’s key personnel will remain with it will generally be made at the time of its initial business combination.

Following the completion of its initial public offering and until a SPAC consummates its initial business combination, a SPAC will generally engage in the business of identifying and combining with one or more businesses. A SPAC’s sponsor and officers and directors may be, or may in the future become, affiliated with entities that are engaged in a similar business.

A SPAC’s officers and directors may have, and any of them in the future may have additional, fiduciary or contractual obligations to another entity pursuant to which such officer or director is or will be required to present a business combination opportunity to such entity. Accordingly, if any of a SPAC’s officers or directors becomes aware of a business combination opportunity which is suitable for an entity to which he or she has then-current fiduciary or contractual obligations, he or she will honor these obligations to present such business combination opportunity to such entity, and only present it to the SPAC if such entity rejects the opportunity. These conflicts may not be resolved in a SPAC’s favor and a potential target business may be presented to another entity prior to its presentation to the SPAC. A SPAC’s organizational documents may provide that it renounce its interest in any corporate opportunity offered to any director or officer unless such opportunity is expressly offered to such person solely in his or her capacity as a director or officer of the SPAC and such opportunity is one the SPAC is legally and contractually permitted to undertake and would otherwise be reasonable for it to pursue.

A SPAC may not have adopted a policy that expressly prohibits its directors, officers, security holders or affiliates from having a direct or indirect pecuniary or financial interest in any investment to be acquired or disposed of by it or in any transaction to which it is a party or has an interest. In fact, a SPAC may enter into a business combination with a target business that is affiliated with its sponsor, its directors or officers. A SPAC also may not have a policy that expressly prohibits any such persons from engaging for their own account in business activities of the types conducted by the SPAC. Accordingly, such persons or entities may have a conflict between their interests and the SPAC’s.

In particular, affiliates of a SPAC’s sponsor may have invested in a broad array of sectors. As a result, there may be substantial overlap between companies that would be a suitable business combination for a SPAC and companies that would make an attractive target for such other affiliates.

Because of the potential involvement of a SPAC’s sponsor, officers and directors with other entities, a SPAC may decide to acquire one or more businesses affiliated with its sponsor, officers and directors. A SPAC’s officers and directors may also serve as officers and board members for other entities. Such entities may compete with the SPAC for business combination opportunities. The terms of the business combination with one or more domestic or international businesses affiliated with a SPAC’s sponsor, officers or directors may not be as advantageous to its public stockholders as they would be absent any conflicts of interest.

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Risks Associated with Assessing a Prospective Business. When evaluating the desirability of effecting its initial business combination with a prospective target business, a SPAC’s ability to assess the target business’s management may be limited due to a lack of time, resources or information. A SPAC’s assessment of the capabilities of the target’s management, therefore, may prove to be incorrect and such management may lack the skills, qualifications or abilities the SPAC originally suspected. Should the target’s management not possess the skills, qualifications or abilities necessary to manage a public company, the operations and profitability of the post-combination business may be negatively impacted. Accordingly, any stockholders or warrant holders who choose to remain a stockholder or warrant holder following a SPAC’s initial business combination could suffer a reduction in the value of their securities. Such stockholders or warrant holders are unlikely to have a remedy for such reduction in value.

The officers and directors of an acquisition candidate may resign upon completion of a SPAC’s initial business combination. The departure of a business combination target’s key personnel could negatively impact the operations and profitability of a SPAC’s post-combination business. The role of an acquisition candidate’s key personnel upon the completion of its initial business combination cannot be fully ascertained in advance of the SPAC’s initial business combination. Although it is possible that certain members of an acquisition candidate’s management team will remain associated with the acquisition candidate following the initial business combination, it is possible that members of the management of an acquisition candidate will not wish to remain in place.

Risks Associated with Maintaining a Business. A SPAC may structure its initial business combination so that the post-transaction company in which its public stockholders own shares will own less than 100% of the equity interests or assets of a target business, but it will generally only complete such business combination if the post-transaction company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the 1940 Act. A SPAC will generally not consider any transaction that does not meet such criteria. Even if the post-transaction company owns 50% or more of the voting securities of the target, a SPAC’s stockholders prior to its initial business combination may collectively own a minority interest in the post business combination company, depending on valuations ascribed to the target and the SPAC in the initial business combination. For example, a SPAC could pursue a transaction in which it issues a substantial number of new shares of common stock in exchange for all of the outstanding capital stock of a target. In this case, a SPAC would acquire a 100% interest in the target. However, as a result of the issuance of a substantial number of new shares of common stock, such SPAC’s stockholders immediately prior to such transaction could own less than a majority of its outstanding shares of common stock subsequent to such transaction. In addition, other minority stockholders may subsequently combine their holdings resulting in a single person or group obtaining a larger share of the company’s stock than initially anticipated. Accordingly, this may make it more likely that a SPAC’s management will not be able to maintain its control of the target business.

Risks Associated with a SPAC’s Lack of Redemption Threshold. Certain SPAC’s organizational documents may not provide a specified maximum redemption threshold, except for an amount of redemptions that would cause such SPAC’s net tangible assets, after payment of any deferred underwriting commissions, to be less than $5,000,001 (such that it does not then become subject to the SEC’s “penny stock” rules), or any greater net tangible asset or cash requirement that the SPAC may be subject to relating to its initial business combination. As a result, a SPAC may be able to complete its initial business combination even though a substantial majority of its public stockholders do not agree with the transaction and have redeemed their shares or, if the SPAC seeks stockholder approval of its initial business combination and does not conduct redemptions in connection with its initial business combination pursuant to the tender offer rules, have entered into privately negotiated agreements to sell their shares to its sponsor, officers, directors, advisors or any of their affiliates. In the event the aggregate cash consideration a SPAC would be required to pay for all shares of common stock that are validly submitted for redemption plus any amount required to satisfy cash conditions pursuant to the terms of the proposed business combination exceed the aggregate amount of cash available to the SPAC, it generally will not complete the business combination or redeem any shares, all shares of common stock submitted for redemption will be returned to the holders thereof, and it instead may search for an alternate business combination.

Risks Associated with Warrants Issued by SAPCs. A SPAC typically has the ability to redeem outstanding warrants at any time after they become exercisable and prior to their expiration, at a nominal price per warrant, provided that the last reported sales price of its common stock equals or exceeds a certain dollar threshold per share (typically $18.00, as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like and for certain issuances common stock and equity-linked securities) for a certain specified period before the SPAC sends the notice of redemption to its warrant holders. If and when the warrants become redeemable by the SPAC, it may generally exercise its redemption right even if it is unable to register or qualify the underlying securities for sale under all applicable state securities laws. Redemption of the outstanding warrants could force the Fund to: (1) exercise the Fund’s warrants and pay the exercise price therefor at a time when it may be disadvantageous for the Fund to do so (2) sell the Fund’s warrants at the then-current market price when the Fund might otherwise wish to hold the warrants; or (3) accept the nominal redemption price which, at the time the outstanding warrants are called for redemption, is likely to be substantially less than the market value of the Fund’s warrants.

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Delay in Business Combination Risk. The federal proxy rules require that a proxy statement with respect to a vote on a business combination meeting certain financial significance tests include historical and/or pro forma financial statement disclosure in periodic reports. These financial statements may be required to be prepared in accordance with, or be reconciled to, accounting principles generally accepted in the United States of America, or GAAP, or international financial reporting standards as issued by the International Accounting Standards Board, or IFRS, depending on the circumstances and the historical financial statements may be required to be audited in accordance with the standards of the Public Company Accounting Oversight Board (United States), or PCAOB. These financial statement requirements may limit the pool of potential target businesses a SPAC may acquire because some targets may be unable to provide such financial statements in time for it to disclose such financial statements in accordance with federal proxy rules and complete its initial business combination within the prescribed time frame.

Risks Associated with SPACs and Foreign Investments. If a SPAC’s management team pursues a company with operations or opportunities outside of the United States for its initial business combination, it would be subject to risks associated with cross-border business combinations, including in connection with investigating, agreeing to and completing its initial business combination, conducting due diligence in a foreign market, having such transaction approved by any local governments, regulators or agencies and changes in the purchase price based on fluctuations in foreign exchange rates.

If a SPAC effects its initial business combination with such a company, it would be subject to any special considerations or risks associated with companies operating in an international setting. A SPAC may not be able to adequately address these additional risks. If a SPAC is unable to do so, it may be unable to complete such combination or, if it completes such combination, its operations might suffer, either of which may adversely impact its results of operations and financial condition.

Strategic Transactions and Derivatives. The Fund intends to utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks or enhancing return. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called “Strategic Transactions”). In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund’s portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions, liquidity, market values, interest rates and other applicable factors. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser’s ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of the Fund, and the Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity, leverage, correlation, volatility, duration mismatch, certain legal and regulatory risks and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund’s position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce NAV, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

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Regulatory developments affecting the exchange-traded and over-the-counter derivatives markets may impair the Fund’s ability to manage or hedge its investment portfolio through the use of derivatives. The Dodd-Frank Act and the rules promulgated thereunder may limit the ability of the Fund to enter into one or more exchange-traded or over-the-counter derivatives transactions.

The Adviser has claimed, with respect to the Fund, an exclusion from the definition of the term “commodity pool operator” (“CPO”) pursuant to CFTC Regulation 4.5, as promulgated under the Commodity Exchange Act (“CEA”). Therefore, neither the Fund or the Adviser (with respect to the Fund) is subject to registration or regulation as a commodity pool or CPO under the CEA. If the Fund becomes subject to these requirements, the Fund may incur additional compliance and other expenses. The Fund’s use of derivatives may also be limited by the requirements of the Code, for qualification as a regulated investment company for U.S. federal income tax purposes.

Under CFTC Regulation 4.5, if an investment company such as the Fund uses swaps, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, it must meet one of the following tests: The aggregate initial margin and premiums required to establish an investment company’s positions in such investments may not exceed five percent (5%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets. In the event that the Adviser is required to register as a CPO, the disclosure and operations of the Fund would need to comply with all applicable CFTC regulations. Compliance with these additional registration and regulatory requirements would increase operational expenses. Other potentially adverse regulatory initiatives could also develop.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under “Segregation and Cover Requirements.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund’s purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options (“OTC options”). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

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The Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/ dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody’s or an equivalent rating from any NRSRO or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Adviser. The staff of the SEC currently takes the position that OTC options purchased by the Fund, and portfolio securities “covering” the amount of the Fund’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund’s income. The sale of put options can also provide income.

The Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by the Fund must be “covered” (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. The Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes or to enhance returns. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

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Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin), which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark-to-market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Options on Securities Indices and Other Financial Indices. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. The Fund may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value, or to enhance return. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below.

Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Fund’s portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of the Fund’s securities denominated in correlated currencies. For example, if the Adviser considers that the Austrian schilling is correlated to the German deutschemark (the “D-mark”), the Fund holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

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Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. The ability to establish and close out positions on options on currency forwards is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Risks of Strategic Transactions Outside the United States. When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lower trading volume and liquidity.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Fund may enter are interest rate, currency, commodities, index and other swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as the Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Fund believes such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. Certain standardized swap transactions are currently subject to mandatory central clearing or may be eligible for voluntary central clearing. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterpart to each participant’s swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition depending on the size of a fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by a fund to support its obligations under a similar uncleared swap.

Structured Notes. Structured notes are derivative debt securities, the interest rate or principal of which is determined by reference to changes in value of a specific security, reference rate, or index. Indexed securities, similar to structured notes, are typically, but not always, debt securities whose value at maturity or coupon rate is determined by reference to other securities. The performance of a structured note or indexed security is based upon the performance of the underlying instrument.

The terms of a structured note may provide that, in certain circumstances, no principal is due on maturity and, therefore, may result in loss of investment. Structured notes may be indexed positively or negatively to the performance of the underlying instrument such that the appreciation or deprecation of the underlying instrument will have a similar effect to the value of the structured note at maturity or of any coupon payment. In addition, changes in the interest rate and value of the principal at maturity may be fixed at a specific multiple of the change in value of the underlying instrument, making the value of the structured note more volatile than the underlying instrument. In addition, structured notes may be less liquid and more difficult to price accurately than less complex securities or traditional debt securities.

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Commodity-Linked Derivatives. The Fund may invest in instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts, or the performance of commodity indices such as “commodity-linked” or “index-linked” notes. These instruments are sometimes referred to as “structured notes” because the terms of the instrument may be structured by the issuer of the note and the purchaser of the note, such as the Fund. The Fund’s investment in these instruments may be limited by the requirements of the Code for qualification as a regulated investment company for U.S. federal income tax purposes.

The values of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose the Fund economically to movements in commodity prices, but a particular note has many features of a debt obligation. These notes also are subject to credit and interest rate risks that in general affect the value of debt securities. Therefore, at the maturity of the note, the Fund may receive more or less principal than it originally invested. The Fund might receive interest payments on the note that are more or less than the stated coupon interest rate payments.

Structured notes may involve leverage, meaning that the value of the instrument will be calculated as a multiple of the upward or downward price movement of the underlying commodity future or index. The prices of commodity-linked instruments may move in different directions than investments in traditional equity and debt securities in periods of rising inflation. Of course, there can be no guarantee that the Fund’s commodity-linked investments would not be correlated with traditional financial assets under any particular market conditions.

Commodity-linked notes may be issued by U.S. and foreign banks, brokerage firms, insurance companies and other corporations. These notes, in addition to fluctuating in response to changes in the underlying commodity assets, will be subject to credit and interest rate risks that typically affect debt securities.

The commodity-linked instruments may be wholly principal protected, partially principal protected or offer no principal protection. With a wholly principal protected instrument, the Fund will receive at maturity the greater of the par value of the note or the increase in value of the underlying index. Partially protected instruments may suffer some loss of principal up to a specified limit if the underlying index declines in value during the term of the instrument. For instruments without principal protection, there is a risk that the instrument could lose all of its value if the index declines sufficiently. The Adviser’s decision on whether and to what extent to use principal protection depends in part on the cost of the protection. In addition, the ability of the Fund to take advantage of any protection feature depends on the creditworthiness of the issuer of the instrument.

Commodity-linked derivatives are generally hybrid instruments which are excluded from regulation under the CEA and the rules thereunder, so that the Fund will not be considered a “commodity pool.” Additionally, from time to time the Fund may invest in other hybrid instruments that do not qualify for exemption from regulation under the CEA.

Segregation and Cover Requirements. Futures contracts, swaps, caps, floors and collars, options on securities, indices and futures contracts sold by the Fund are generally subject to earmarking and coverage requirements of either the CFTC or the SEC, with the result that, if the Fund does not hold the security or futures contract underlying the instrument, the Fund will designate on its books and records on an ongoing basis, cash or liquid securities in an amount at least equal to the Fund’s obligations with respect to such instruments. Such amounts fluctuate as the obligations increase or decrease. The earmarking requirement can result in the Fund maintaining securities positions it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so otherwise restrict portfolio management.

Combined Transactions. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objectives.

Underlying Funds. The Fund invests in the securities of other investment companies (i.e., Underlying Funds). Investments in the securities of other investment companies involves an additional layer of advisory fees and certain other expenses. In addition, to the extent that the Fund invests in an Underlying Fund that is itself a “fund of funds,” the Fund will bear a third layer of fees. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations.

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The Fund may be restricted by provisions of the 1940 Act that generally limit the amount the Fund and its affiliates can invest in any one Underlying Fund to 3% of the Underlying Fund’s outstanding voting stock. As a result, the Fund may hold a smaller position in an Underlying Fund than if it were not subject to this restriction. In addition, to comply with provisions of the 1940 Act, in any matter upon which Underlying Fund stockholders are solicited to vote, the Adviser may be required to vote Underlying Fund shares in the same proportion as shares held by other stockholders of the Underlying Fund. However, pursuant to exemptive orders issued by the SEC to various ETF fund sponsors, the Fund is permitted to invest in such Underlying Funds in excess of the limits set forth in the 1940 Act subject to certain terms and conditions set forth in such exemptive orders.

Warrants. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by an Underlying Fund were not exercised by the date of its expiration, the Underlying Fund would lose the entire purchase price of the warrant.

When-Issued Securities (Underlying Fund Investments). The Underlying Funds may from time to time purchase equity and debt securities on a “when-issued,” “delayed delivery” or “forward delivery” basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by an Underlying Fund to the issuer and no interest accrues to the Underlying Fund. When an Underlying Fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of an Underlying Fund are held in cash pending the settlement of a purchase of securities, the Underlying Fund would earn no income. While such securities may be sold prior to the settlement date, an Underlying Fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time an Underlying Fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its NAV. The market value of the securities may be more or less than the purchase price. An Underlying Fund will segregate cash or liquid assets in an amount equal in value to commitments for such securities.

MANAGEMENT OF THE FUND

Investment Adviser

RiverNorth Capital Management, LLC is the investment adviser for the Fund pursuant to an Investment Advisory Agreement. RiverNorth is headquartered at 325 North LaSalle Street, Suite 645, Chicago, Illinois 60654. Under the oversight of the Board of Directors, the Adviser will be responsible for the day-to-day management of the Fund’s portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services. The Adviser will also be responsible for determining the Fund’s overall investment strategy and overseeing its implementation. Founded in 2000, RiverNorth is registered with the SEC and as of               , 2019 managed approximately $              for registered open-end management investment companies, registered closed-end management investment companies and private investment vehicles. Patrick W. Galley, a portfolio manager of the Fund, and Brian H. Schmucker, each own, directly or indirectly, more than 25% of RiverNorth Holding Co., the indirect parent company of the Adviser and each is deemed to control the Adviser.

Investment Advisory Agreement

For its services under the Investment Advisory Agreement, the Fund pays the Adviser a monthly management fee computed at the annual rate of         % of the average daily Managed Assets. “Managed Assets” means the total assets of the Fund, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding). In addition to the monthly advisory fee, the Fund pays all other costs and expenses of its operations, including, but not limited to, compensation of its directors (other than those affiliated with the Adviser, who are not compensated by the Fund), custodial expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of any leverage, expenses of preparing, printing and distributing prospectuses, shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

If the Fund determines to use leverage, the fees paid to the Adviser for investment management services will be higher than if the Fund did not use leverage because the fees paid will be calculated based on Managed Assets, which would include assets attributable to leverage. Because the fees paid to the Adviser are determined on the basis of Managed Assets, this creates a conflict of interest for the Adviser. The Board of Directors monitors the Fund’s use of leverage and in doing so monitors this potential conflict.

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The Investment Advisory Agreement provides that the Adviser shall not be liable for any act or omission connected with or arising out of any services to be rendered under such agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under such agreement.

The Adviser will make available, without additional expense to the Fund, the services of such of its officers, directors and employees as may be duly elected as officers or directors of the Fund, subject to the individual consent of such persons to serve and to any limitations imposed by law. The Adviser will pay all expenses incurred in performing its services under the Investment Advisory Agreement, including compensation of and office space for directors, officers and employees of the Adviser connected with management of the Fund. The Fund will be required to pay brokerage and other expenses of executing the Fund’s portfolio transactions; taxes or governmental fees; interest charges and other costs of borrowing funds; litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

The Investment Advisory Agreement will remain in effect for an initial term ending two years from the effective date of that agreement (unless sooner terminated). The Investment Advisory Agreement shall remain in effect from year to year thereafter if approved annually (i) by a majority of the outstanding voting securities of the Fund or by a vote of the Fund’s Board of Directors, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Board of Directors who are not parties to the Investment Advisory Agreement, or “interested persons” of any party to the Investment Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. Information regarding the Board of Directors’ approval of the Investment Advisory Agreement will be available in the Fund’s semi-annual report to Common Shareholders for the period ended , 2019. The Investment Advisory Agreement will terminate upon assignment by any party and is terminable, without penalty, on 60 days’ written notice by the Board of Directors or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or upon 60 days’ written notice by the Adviser.

Portfolio Managers

Patrick W. Galley, CFA is a co-portfolio manager of the Tactical Municipal Closed-End Fund Strategy for the Fund. Mr. Galley is the Chief Investment Officer for the Adviser. Mr. Galley heads the Adviser’s research and investment team and oversees all portfolio management activities at the Adviser. Mr. Galley also serves as the President and Chairman of the RiverNorth Funds, a mutual fund complex for which RiverNorth serves as the investment adviser. Prior to joining the Adviser in 2004, he was most recently a Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group, where he specialized in analyzing and structuring corporate transactions for investment management firms in addition to closed-end and open-end funds, hedge funds, funds of funds, structured investment vehicles and insurance/reinsurance companies. Mr. Galley graduated with honors from Rochester Institute of Technology with a B.S. in Finance. He has received the Chartered Financial Analyst (CFA) designation, is a member of the CFA Institute and is a member of the CFA Society of Chicago.

Stephen O’Neill, CFA is a co-portfolio manager of the Tactical Municipal Closed-End Fund Strategy for the Fund. Mr. O’Neill conducts qualitative and quantitative analysis of closed-end funds and their respective asset classes at RiverNorth. Prior to joining RiverNorth Capital in 2007, Mr. O’Neill was most recently an Assistant Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group. At Bank of America, he specialized in the corporate real estate, asset management, and structured finance industries. Mr. O’Neill graduated magna cum laude from Miami University in Oxford, Ohio with a B.S. in Finance. Mr. O’Neill has received the Chartered Financial Analyst (CFA) designation, is a member of the CFA Institute, and is a member of the CFA Society of Chicago.

Philip K. Bartow is a co-portfolio manager of the Fund. Mr. Bartow joined RiverNorth in 2015 and manages the firm’s Marketplace Lending strategy. Prior to joining RiverNorth, Mr. Bartow was a Principal at Spring Hill Capital, where he focused on analyzing and trading structured credit, commercial mortgage and asset-backed fixed income investments. Mr. Bartow started his career in the Mortgage Department at Lehman Brothers Inc. in New York. Mr. Bartow holds an MBA from Columbia Business School with a concentration in Accounting and Finance. Mr. Bartow is also a graduate of Williams College, where he received a B.A. in Economics.

Andrew Kerai is a co-portfolio manager of the Fund. Mr. Kerai joined RiverNorth in 2015 and serves as a Senior Credit Strategist for the Adviser. Andrew analyzes credit performance and portfolio positioning within the marketplace lending strategy. Prior to joining RiverNorth, Mr. Kerai was a portfolio manager of an actively managed open-end mutual fund which invested in the equity securities of publicly-traded credit-focused investment funds, including business development companies (BDCs). Andrew was also an equity research analyst covering consumer and commercial lenders, credit card issuers, middle market commercial lenders, debt recovery companies and business development companies. He began his investment career as a portfolio analyst within high yield bonds and leveraged loans at Prudential Investments. Andrew graduated Summa Cum Laude from American University with a dual major in international finance and accounting. He has received the Chartered Financial Analyst (CFA) designation.

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Compensation of Portfolio Managers

Mr. Galley’s, Mr. O’Neill’s, Mr. Bartow’s and Mr. Kerai’s total compensation includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives, which may include mandatory notional investments in the Fund. The amounts paid to Mr. Galley, Mr. O’Neill, Mr. Bartow and Mr. Kerai are based on a percentage of the fees earned by the Adviser from managing the Fund and other investment accounts. The performance bonus reflects individual performance of the funds managed by the portfolio managers and the performance of the Adviser’s business as a whole. Mr. Galley, Mr. O’Neill, Mr. Bartow and Mr. Kerai also participate in a 401K program on the same basis as other officers of the Adviser.

Portfolio Manager Ownership of Fund Shares

As of the date of the SAI, none of the portfolio managers beneficially owns any equity securities of the Fund.

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts, among others:

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. Another potential conflict of interest may arise where another account has the same or similar investment objective as the Fund, whereby the portfolio manager could favor one account over another.

With respect to securities transactions for the Fund, the Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Further, a potential conflict could include a portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby they could use this information to the advantage of other accounts and to the disadvantage of the Fund. These potential conflicts of interest could create the appearance that a portfolio manager is favoring one investment vehicle over another.

The management of personal accounts also may give rise to potential conflicts of interest. Although a portfolio manager generally does not trade securities in his or her own personal account, the Adviser and the Fund have each adopted a code of ethics that, among other things, permits personal trading by employees (including trading in securities that can be purchased, sold or held by the Fund) under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other clients of the Adviser invest in, or even conduct research relating to, different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other clients of the Adviser or result in the Adviser receiving material, non-public information, or the Adviser may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if the Adviser acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager or other investment personnel may be restricted from purchasing securities or selling certain securities for the Fund or other clients. When making investment decisions where a conflict of interest may arise, the Adviser will endeavor to act in a fair and equitable manner between the Fund and other clients; however, in certain instances the resolution of the conflict may result in the Adviser acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

The Adviser has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Other Accounts Managed

As of , 2019, the portfolio managers of the Fund were responsible for the management of the following other accounts (in addition to the Fund):

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Number of Other Accounts Managed and Assets by Account Type As of , 2019
Portfolio Manager	Registered Investment Companies (other than the Fund)	Registered Investment Companies Subject to Performance-Based Advisory Fees	Other Pooled Investment Vehicles	Other Pooled Investment Vehicles Subject to Performance-Based Advisory Fees	Other Accounts	Other Accounts Subject to Performance-Based Advisory Fees
Patrick W. Galley	Number: Assets: $	Number: Assets: $	Number: Assets: $	Number: Assets: $	Number: Assets: $	Number: Assets: $
Stephen O’Neill	Number: Assets: $	Number: Assets: $	Number: Assets: $	Number: Assets: $	Number: Assets: $	Number: Assets: $
Phillip K. Bartow	Number: Assets: $	Number: Assets: $	Number: Assets: $	Number: Assets: $	Number: Assets: $	Number: Assets: $
Andrew Kerai	Number: Assets: $	Number: Assets: $	Number: Assets: $	Number: Assets: $	Number: Assets: $	Number: Assets: $

Administrator

Under the Administration, Bookkeeping and Pricing Services Agreement (the “Administration Agreement”), subject to the supervision of the Board of Directors,                 is responsible for calculating NAVs, providing additional fund accounting and tax services, and providing fund administration and compliance-related services.              will bear all expenses in connection with the performance of its services under the Administration Agreement, except for certain out-of-pocket expenses described therein.             will not bear any expenses incurred by the Fund, including but not limited to, initial organization and offering expenses; litigation expenses; costs of preferred shares (if any); expenses of conducting repurchase offers for the purpose of repurchasing Fund shares; transfer agency and custodial expenses; taxes; interest; Fund directors’ fees; compensation and expenses of Fund officers who are not associated with              or its affiliates; brokerage fees and commissions; state and federal registration fees; advisory fees; insurance premiums; fidelity bond premiums; Fund legal and audit fees and expenses; costs of maintenance of Fund existence; printing and delivery of materials in connection with meetings of the Fund’s directors; printing and mailing shareholder reports, offering documents, and proxy materials; securities pricing and data services; and expenses in connection with electronic filings with the SEC.

                    , is entitled to receive a monthly fee  based on the Fund’s net assets plus certain out of pocket expenses. See “Summary of Fund Expenses” in the prospectus.

Codes of Ethics

The Fund, Adviser have each adopted a code of ethics under Rule 17j-1 under the 1940 Act. These codes permit personnel subject to the code to invest in securities, including securities that may be purchased or held by the Fund. These codes can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. The codes of ethics are available on the EDGAR Database on the SEC’s website (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC Public Reference Section, Washington, D.C. 20549-0102.

FUND SERVICE PROVIDERS

Independent Registered Public Accounting Firm

                 , has been appointed as the independent registered public accounting firm for the Fund.                 audits the financial statements of the Fund and provides other audit, tax and related services. The Statement of Assets and Liabilities of the Fund as of                , 2019 appearing in this SAI has been audited by                    , as set forth in its report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

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Legal Counsel

Chapman and Cutler LLP serves as legal counsel to the Fund in connection with the offering of Common Shares contemplated by the Prospectus, and                 serves as legal counsel to the independent directors of the Fund.

Custodian and Transfer Agent

                , located at                 , will serve as a custodian for the Fund and will maintain custody of the securities and cash of the Fund pursuant to a Custody Agreement. Under the Custody Agreement, the custodian holds the Fund’s assets in compliance with the 1940 Act. For its services, the custodian will receive a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions.

                 , located at                     , will serve as the transfer agent and registrar for the Fund.

PORTFOLIO TRANSACTIONS

Subject to policies established by the Board of Directors of the Fund, the Adviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received under the circumstances under which that particular trade is placed.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion, and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Fund and to other accounts over which it exercises investment discretion. The Adviser may not give consideration to sales of Common Shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions. However, the Adviser may place portfolio transactions with brokers or dealers that promote or sell the Fund’s Common Shares so long as such placements are made pursuant to policies approved by the Board of Directors that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. (Much, if not all, of this information is the usual and customary research provided to the Adviser irrespective of any trading activity effected with that broker). The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing other accounts. Similarly, research and information provided by brokers or dealers when serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Directors and the Adviser that the review and study of the research and other information will not increase or reduce the overall cost to the Adviser of performing its duties to the Fund under the Agreement.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

When the Fund and another of the Adviser’s clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined (“blocked”) basis. Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. The Adviser may adjust the allocation when, taking into account such factors as the size of the individual orders and transaction costs, the Adviser believes an adjustment is reasonable.

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U.S. FEDERAL INCOME TAX MATTERS

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a Common Shareholder that acquires, holds and/or disposes of Common Shares of the Fund. This discussion only addresses U.S. federal income tax consequences to U.S. Common Shareholders who hold their Common Shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular Common Shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to Common Shareholders who are subject to special rules, including, without limitation, banks and other financial institutions, insurance companies, dealers in securities or foreign currencies, traders in securities that have elected to mark-to-market their securities holdings, foreign holders, persons who hold their Common Shares as or in a hedge against currency risk, or as part of a constructive sale, straddle or conversion transaction, or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences. The discussion reflects applicable income tax laws of the United States as of the date hereof, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (“IRS”) retroactively or prospectively, which could affect the continued validity of this summary. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its Common Shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisors before making an investment in the Fund to determine the specific tax consequences to them of investing in the Fund, including the applicable federal, state, local and foreign tax consequences as well as the effect of possible changes in tax laws.

The recently enacted tax legislation commonly referred to as Tax Cuts and Jobs Act (the “Tax Act”) makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules only applicable to a RIC, such as the Fund. The Tax Act, however, makes numerous other changes to the tax rules that may affect Common Shareholders and the Fund. You are urged to consult with your own tax advisor regarding how the Tax Act affects your investment in the Fund.

Fund Taxation

The Fund intends to elect to be treated, and to qualify each year, as a “regulated investment company” under Subchapter M of the Code, so that it will generally not pay U.S. federal income tax on income and capital gains timely distributed (or treated as being distributed, as described below) to Common Shareholders. If the Fund qualifies as a regulated investment company and distributes to its Common Shareholders at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to Common Shareholders. However, if the Fund retains any investment company taxable income or “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss), it will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at a maximum rate of 21%) on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), net tax-exempt interest, if any, and net capital gain. Under the Code, the Fund will generally be subject to a nondeductible 4% federal excise tax on the portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of 98% of the Fund’s ordinary income (computed on a calendar year basis, and taking into account certain deferrals and elections), plus 98.2% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31) plus undistributed amounts from prior years on which the Fund paid no federal income tax. The Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal circumstances, does not expect to be subject to this excise tax. However, the Fund may also decide to distribute less and pay the federal excise taxes.

If for any taxable year the Fund does not qualify as a regulated investment company for U.S. federal income tax purposes, it would be treated as a U.S. corporation subject to U.S. federal income tax, and possibly state and local income tax, and distributions to its Common Shareholders would not be deductible by the Fund in computing its taxable income. In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would generally constitute ordinary dividends, which generally would be eligible for the dividends received deduction available to corporate Common Shareholders under Section 243 of the Code, discussed below, and non-corporate Common Shareholders of the Fund generally would be able to treat such distributions as qualified dividend income eligible for reduced rates of U.S. federal income taxation, as discussed below, provided in each case that certain holding period and other requirements are satisfied.

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If the Fund or an Underlying Fund invests in certain positions such as pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund or Underlying Fund elects to include market discount in income currently), the Fund or Underlying Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net investment income, including such accrued income, to Common Shareholders to avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

The Fund or an Underlying Fund may also acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its stated redemption price at maturity (or its adjusted issue price if it is also an original issue discount bond). If the Fund or an Underlying Fund invests in a market discount bond, it will be required for federal income tax purposes to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount unless the Fund or Underlying Fund elects to include the market discount in income as it accrues.

The Fund or an Underlying Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues. Tax rules are not entirely clear about issues such as when the Fund or an Underlying Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise taxes.

The Fund will not be able to offset gains distributed by one Underlying Fund in which it invests against losses realized by another Underlying Fund in which the Fund invests. Redemptions of shares in an Underlying Fund, including those resulting from changes in the allocation among Underlying Funds, could also cause additional distributable gains to Common Shareholders. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to Common Shareholders. Further, a portion of losses on redemptions of shares in the Underlying Funds may be deferred under the wash sale rules. Additionally, the Fund’s investment in an Underlying Fund may result in the Fund’s receipt of cash in excess of the Underlying Fund’s earnings; if the Fund distributes these amounts, the distributions could constitute a return of capital to Common Shareholders for federal income tax purposes. As a result of these factors, the use of the fund of funds structure by the Fund could therefore affect the amount, timing and character of distributions to Common Shareholders.

The Fund or an Underlying Fund may engage in various transactions utilizing options, futures contracts, forward contracts, hedge instruments, straddles, and other similar transactions. Such transactions may be subject to special provisions of the Code that, among other things, affect the character of any income realized by the Fund from such investments, accelerate recognition of income to the Fund, defer Fund losses and affect the determination of whether capital gain or loss is characterized as long-term or short-term capital gain or loss. These rules could therefore affect the character, amount and timing of distributions to Common Shareholders. These provisions may also require the Fund to mark-to-market certain positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. federal income and excise taxes. In addition, certain Fund investments may produce income that will not be qualifying income for purposes of the 90% income test. The Fund will monitor its investments and transactions, will make the appropriate tax elections, and will make the appropriate entries in its books and records when it acquires an option, futures contract, forward contract, hedge instrument or other similar investment in order to mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company and minimize the imposition of U.S. federal income and excise taxes, if possible.

The Fund’s transactions in broad based equity index futures contracts, exchange-traded options on such indices and certain other futures contracts (if any) are generally considered “Section 1256 contracts” for federal income tax purposes. Any unrealized gains or losses on such Section 1256 contracts are treated as though they were realized at the end of each taxable year. The resulting gain or loss is treated as sixty percent long-term capital gain or loss and forty percent short-term capital gain or loss. Gain or loss recognized on actual sales of Section 1256 contracts is treated in the same manner. As noted below, distributions of net short-term capital gain are taxable to Common Shareholders as ordinary income while distributions of net long-term capital gain are generally taxable to Common Shareholders as long-term capital gain, regardless of how long the Common Shareholder has held Common Shares of the Fund.

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The Fund’s entry into a short sale transaction, an option or certain other contracts (if any) could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency (if any) are subject to Section 988 of the Code, which generally causes such gain and loss to be treated as ordinary income or loss and may affect the amount, timing and character of distributions to shareholders.

If the Fund acquires any equity interest (generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of equity interests in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders.  The Fund would not be able to pass through to its shareholders any credit or deduction for such tax.  Any gain on the sale of these investments will generally be treated as ordinary income.  Elections may be available that would ameliorate some or all of these adverse federal income tax consequences, but any such election could require the Fund to recognize taxable income or gain (which would be subject to the distribution requirements described above) without the concurrent receipt of cash.  The Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

The Fund or an Underlying Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries (if any), which would, if imposed, reduce the yield on or return from those investments.  Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes in some cases.  If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, or if at least 50% of the value of the Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, the Fund may elect to “pass through” to its shareholders the amount of foreign taxes paid or deemed paid by the Fund.  If the Fund so elects, each of its shareholders would be required to include in gross income, even though not actually received, its pro rata share of the foreign taxes paid or deemed paid by the Fund, but would be treated as having paid its pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various limitations) as a foreign tax credit against federal income tax (but not both).

If the Fund utilizes leverage through borrowing, asset coverage limitations imposed by the 1940 Act as well as additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions could potentially limit or eliminate the Fund’s ability to make distributions on its common stock until the asset coverage is restored. These limitations could prevent the Fund from distributing at least 90% of its investment company taxable income as is required under the Code and therefore might jeopardize the Fund’s qualification as a regulated investment company and/or might subject the Fund to the nondeductible 4% federal excise tax discussed above. Upon any failure to meet the asset coverage requirements imposed by the 1940 Act, the Fund may, in its sole discretion and to the extent permitted under the 1940 Act, purchase or redeem shares of preferred stock, if any, in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its Common Shareholders of failing to meet the distribution requirements. There can be no assurance, however, that any such action would achieve these objectives. The Fund generally will endeavor to avoid restrictions on its ability to distribute dividends.

Shareholder Taxation

Distributions of investment company taxable income are generally taxable as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. Distributions of net investment income designated by the Fund as derived from qualified dividend income will be taxed in the hands of individuals and other non-corporate taxpayers at the rates applicable to long-term capital gain, provided certain holding period and other requirements are met at both the shareholder and Fund levels. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (i) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (iii) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (iv) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the U.S. which the IRS has approved for these purposes (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the U.S.) or (b) treated as a passive foreign investment company. If the Fund received dividends from an Underlying Fund that qualifies as a regulated investment company, and the Underlying Fund designates such dividends as qualified dividend income, then the Fund is permitted in turn to designate a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the Underlying Fund. Qualified dividend income does not include interest from fixed income securities and generally does not include income from REITs. If the Fund lends portfolio securities, amounts received by the Fund that is the equivalent of the dividends paid by the issuer on the securities loaned will not be eligible for qualified dividend income treatment. The Fund can provide no assurance regarding the portion of its dividends that will qualify for qualified dividend income treatment.

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Distributions of net capital gain, if any, that are properly reported by the Fund are taxable at long-term capital gain rates for U.S. federal income tax purposes without regard to the length of time the Common Shareholder has held Common Shares of the Fund. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits, if any, will be treated by a Common Shareholder as a tax-free return of capital, which is applied against and reduces the Common Shareholder’s basis in his, her or its Common Shares. To the extent that the amount of any such distribution exceeds the Common Shareholder’s basis in his, her or its Common Shares, the excess will be treated by the Common Shareholder as gain from the sale or exchange of such Common Shares. The U.S. federal income tax status of all distributions will be designated by the Fund and reported to Common Shareholders annually.

Certain distributions by the Fund may qualify for the dividends received deduction available to corporate Common Shareholders under Section 243 of the Code, subject to certain holding period and other requirements, but generally only to the extent the Fund earned dividend income from stock investments in U.S. domestic corporations (but not including real estate investment trusts). Additionally, if the Fund received dividends from an Underlying Fund that qualifies as a regulated investment company, and the Underlying Fund designates such dividends as eligible for the dividends received deduction, then the Fund is permitted in turn to designate a portion of its distributions as eligible for the dividends received deduction, provided the Fund meets holding period and other requirements with respect to shares of the Underlying Fund. The Fund can provide no assurance regarding the portion of its dividends that will qualify for the dividends-received deduction.

A Common Shareholder may elect to have all dividends and distributions automatically reinvested in Common Shares of the Fund. For U.S. federal income tax purposes, all dividends are generally taxable regardless of whether a Common Shareholder takes them in cash or they are reinvested in additional Common Shares of the Fund.

If a Common Shareholder’s distributions are automatically reinvested in additional Common Shares, for U.S. federal income tax purposes, the Common Shareholder will be treated as having received a taxable distribution in the amount of the cash dividend that the Common Shareholder would have received if the Common Shareholder had elected to receive cash, unless the distribution is in newly issued Common Shares of the Fund that are trading at or above net asset value, in which case the Common Shareholder will be treated as receiving a taxable distribution equal to the fair market value of the stock the Common Shareholder receives.

The Fund intends to distribute all realized net capital gains, if any, at least annually. If, however, the Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to Common Shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income, as long-term capital gain, their proportionate share of such undistributed amount, and (ii) will be entitled to credit their proportionate share of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of Common Shares owned by a Common Shareholder will be increased by the difference between the amount of undistributed net capital gain included in the Common Shareholder’s gross income and the federal income tax deemed paid by the Common Shareholder.

Any dividend declared by the Fund in October, November or December with a record date in such a month and paid during the following January will be treated for U.S. federal income tax purposes as paid by the Fund and received by Common Shareholders on December 31 of the calendar year in which it is declared.

At the time of an investor’s purchase of the Fund’s Common Shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these Common Shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s Common Shares is, as a result of the distributions, reduced below the investor’s cost for such Common Shares and the distributions economically represent a return of a portion of the investment. Investors should consider the tax implications of purchasing Common Shares just prior to a distribution.

The IRS has taken the position that if a regulated investment company has two or more classes of shares, it must designate distributions made to each class in any year as consisting of no more than such class’ proportionate share of particular types of income (e.g., ordinary income and net capital gains). Consequently, if both common stock and preferred stock are outstanding, the Fund intends to designate distributions made to each class of particular types of income in accordance with each class’ proportionate share of such income. Thus, the Fund will designate to the extent applicable, dividends qualifying for the corporate dividends received deduction (if any), income not qualifying for the dividends received deduction, qualified dividend income, ordinary income, and net capital gain in a manner that allocates such income between the holders of common stock and preferred stock in proportion to the total dividends paid to each class during or for the taxable year, or otherwise as required by applicable law. However, for purposes of determining whether distributions are out of the Fund’s current or accumulated earnings and profits, the Fund’s earnings and profits will be allocated first to the Fund’s preferred stock, if any, and then to the Fund’s common stock. In such a case, since the Fund’s current and accumulated earnings and profits will first be used to pay dividends on the preferred stock, distributions in excess of such earnings and profits, if any, will be made disproportionately to holders of common stock.

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In addition, solely for the purpose of satisfying the 90% distribution requirement and the distribution requirement for avoiding federal income taxes, certain distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as paid during such taxable year. In such case, Common Shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

Sales, exchanges and other dispositions of the Fund’s Common Shares generally are taxable events for Common Shareholders that are subject to federal income tax. Common Shareholders should consult their own tax advisors regarding their individual circumstances to determine whether any particular transaction in the Fund’s Common Shares is properly treated as a sale or exchange for federal income tax purposes (as the following discussion assumes) and the tax treatment of any gains or losses recognized in such transactions. Generally, gain or loss will be equal to the difference between the amount of cash and the fair market value of other property received (including securities distributed by the Fund) and the Common Shareholder’s adjusted tax basis in the Common Shares sold or exchanged. In general, any gain or loss realized upon a taxable disposition of Common Shares will be treated as long-term capital gain or loss if the Common Shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of the Fund’s Common Shares will be treated as short-term capital gain or loss. However, any loss realized by a Common Shareholder upon the sale or other disposition of Common Shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such Common Shares. For the purposes of calculating the six-month period, the holding period is suspended for any periods during which the Common Shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options, short sales or contractual obligations to sell. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The ability to deduct capital losses may be subject to limitations. In addition, losses on sales or other dispositions of Common Shares may be disallowed under the “wash sale” rules in the event a Common Shareholder acquires substantially identical stock or securities (including those made pursuant to reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of Common Shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal income tax basis of the Common Shares acquired.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Common Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. Because the Fund does not expect to distribute dividends that would give rise to an adjustment to an individual’s alternative minimum taxable income, an investment in the Common Shares should not, by itself, cause the holders of Common Shares to become subject to alternative minimum tax.

From time to time, the Fund may repurchase its Common Shares. Common Shareholders who tender all Common Shares held, and those considered to be held (through attribution rules contained in the Code), by them will be treated as having sold their Common Shares and generally will realize a capital gain or loss. If a Common Shareholder tenders fewer than all of his, her or its Common Shares (including those considered held through attribution), such Common Shareholder may be treated as having received a taxable dividend upon the tender of its Common Shares. If a tender offer is made, there is a risk that non-tendering Common Shareholders will be treated as having received taxable distributions from the Fund. To the extent that the Fund recognizes net gains on the liquidation of portfolio securities to meet such tenders of Common Shares, the Fund will be required to make additional distributions to its Common Shareholders. If the Board of Directors determines that a tender offer will be made by the Fund, the federal income tax consequences of such offer will be discussed in materials that will be available at such time in connection with the specific tender offer, if any.

The Code requires that the Fund withhold, as “backup withholding,” 24% of reportable payments, including dividends, capital gain distributions and the proceeds of sales or other dispositions of the Fund’s stock paid to Common Shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, Common Shareholders must certify on their account applications, or on a separate IRS Form W-9, that the social security number or other taxpayer identification number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable. Backup withholding is not an additional tax. Any amount withheld may be allowed as a refund or a credit against the Common Shareholder’s U.S. federal income tax liability if the appropriate information (such as the timely filing of the appropriate federal income tax return) is provided to the IRS.

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Under Treasury regulations, if a Common Shareholder recognizes a loss with respect to Common Shares of $2 million or more in a single taxable year (or $4 million or more in any combination of taxable years) for an individual Common Shareholder, S corporation or trust or $10 million or more in a single taxable year (or $20 million or more in any combination of years) for a Common Shareholder who is a C corporation, such Common Shareholder will generally be required to file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are generally excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Common Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Non-U.S. Common Shareholders

If you are a non-U.S. Common Shareholder (i.e., an Common Shareholder other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, distributions from the Fund will be characterized as dividends for U.S. federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. Dividends will generally be subject to a U.S. withholding tax of 30% of the distribution.

However, distributions received by a non-U.S. Common Shareholder from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. Common Shareholders, provided that the Fund makes certain elections and certain other conditions are met.

In addition, some non-U.S. Common Shareholders may be eligible for a reduction or elimination of U.S. withholding taxes under a treaty.

Any capital gain realized on the sale, redemption, retirement or other taxable disposition of Common Shares by a non-U.S. Common Shareholder will be exempt from U.S. federal income and withholding tax, provided that (i) the gain is not effectively connected with the conduct of a trade or business in the United States by the non-U.S. Common Shareholder and (ii) in the case of an individual non-U.S. Common Shareholder, the non-U.S. Common Shareholder is not present in the United States for 183 days or more in the taxable year and does not otherwise have a “tax home” within the United States.

Separately, the United States, pursuant to the Foreign Account Tax Compliance Act (“FATCA”) imposes a 30% tax on certain non-U.S. entities that receive U.S. source interest or dividends if the non-U.S. entity does not comply with certain U.S. disclosure and reporting requirements. This FATCA tax was also scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends after December 31, 2018. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

The Code requires that the Fund withhold, as “backup withholding,” 24% of reportable payments, including dividends, capital gain distributions and the proceeds of sales or other dispositions of the Fund’s stock paid to Common Shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, non-U.S. Common Shareholders must provide one of the U.S. IRS forms described below. The Fund may nevertheless be required to withhold if it receives notice from the IRS or a broker that the information provided is incorrect or backup withholding is applicable. Backup withholding is not an additional tax. Any amount withheld may be allowed as a refund or a credit against the Common Shareholder’s U.S. federal income tax liability if the appropriate information (such as the timely filing of the appropriate federal income tax return) is provided to the IRS.

To claim a reduction of withholding (including an exclusion from the FATCA tax and backup withholding), a Common Shareholder must provide the institution through which the Common Shareholder has purchased its shares with a U.S. IRS Form W-8BEN, W-BEN-E, W-8IMY, W-8ECI, or W-8EXP.

If income from the Fund is effectively connected with a U.S. trade or business of the non-U.S. Common Shareholder, the income, although exempt from the withholding tax discussed above, the income will be subject to U.S. federal income tax on that interest at graduated rates.  In addition, if the non-U.S. Common Shareholder is a non-U.S. corporation, it will be subject to a branch profits tax equal to 30% of its “effectively connected earnings and profits” within the meaning of the Code for the taxable year, as adjusted for certain items, unless it qualifies for a lower rate or an exemption under an applicable tax treaty.  A non-U.S. Common Shareholder other than an individual or corporation (or an entity treated as such for U.S. federal income tax purposes) holding the Common Shares on its own behalf may have substantially increased reporting requirements.  In particular, in the case of Common Shares held by a non-U.S. partnership or non-U.S. trust, the partners or beneficiaries, as the case may be, may be required to provide certain additional information.

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BOARD MEMBERS AND OFFICERS

The following table presents certain information regarding the members of the Board of Directors (each, a “Board Member”). Each Board Member’s year of birth is set forth in parentheses after his or her name. The Board of Directors is divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes of directors will expire at the first, second and third annual meetings of Common Shareholders, respectively, and, in each case, until their successors are duly elected and qualify, or until a director sooner dies, retires, resigns or is removed as provided in the governing documents of the Fund. Upon expiration of their initial terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify, and at each annual meeting one class of directors will be elected by the Common Shareholders.

Except as otherwise noted, the address for all directors and officers is 325 North LaSalle Street, Suite 645, Chicago, Illinois 60654. The “independent directors” consist of those directors who are not “interested persons” of the Fund, as that term is defined under the 1940 Act (each, an “Independent Director” and collectively, the “Independent Directors”).

Name, Address and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships(2) Held by Director During Past 5 Years
Independent Directors
	Director	Initial term expires in . Has served since .

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Name, Address and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships(2) Held by Director During Past 5 Years
	Director	Initial term expires in . Has served since .	.
	Director	Initial term expires in . Has served since .	.
	Director	Initial term expires in . Has served since .

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Name, Address and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships(2) Held by Director During Past 5 Years
Interested Directors
Patrick W. Galley(3) (1975)	Director, Chairman and President	Initial term expires in . Has served since .	Chief Investment Officer, RiverNorth Capital Management, LLC (2004 to present); Board of Managers of RiverNorth Capital Management, LLC and RiverNorth Securities, LLC (since 2010) and Board of Directors RiverNorth Holdings, Co. (since 2010).		RiverNorth Marketplace Lending Corporation (1 fund) (2016 to present); RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 fund) (2016 to present); RiverNorth Funds (3 funds) (2006 to present); RiverNorth Opportunities Fund, Inc. (1 fund)(2013 to present); RiverNorth Opportunistic Municipal Income Fund, Inc. (1 Fund)(2018 to present).
	Director	Initial term expires in . Has served since .
Officers
Jonathan M. Mohrhardt (1974)	Chief Financial Officer and Treasurer	Has served since .	Chief Compliance Officer, RiverNorth Capital Management, LLC (2009 to 2012); Chief Operating Officer, RiverNorth Capital Management LLC (2011 to present) and President, Chief Executive Officer and Chief Compliance Officer, RiverNorth Securities, LLC (2010 to 2012)	N/A	Board of Managers of RiverNorth Capital Management, LLC (2010 to present); Board of Directors RiverNorth Holdings, Co. (2010 to present).
Marcus L. Collins (1968)	Chief Compliance Officer and Secretary	Has served since .	General Counsel, RiverNorth Capital Management, LLC (2012 to present); Chief Compliance Officer, RiverNorth Capital Management, LLC (2012 to present).	N/A	N/A

___________________________________

(1)	The term “Fund Complex” means two or more registered investment companies that:

(a)	hold themselves out to investors as related companies for purposes of investment and investor services; or

(b)	have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

For Mr. Galley, Mr.     and Mr.       , the Fund Complex consists of the Fund (1 Fund), RiverNorth Marketplace Lending Corporation (1 Fund), RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 Fund), RiverNorth Opportunities Fund, Inc. (1 Fund), RiverNorth Opportunistic Municipal Income Fund, Inc. (1 Fund), and the RiverNorth Funds (3 Funds). For Mr.       and Mr.         , the Fund Complex consists of the Fund (1 Fund) RiverNorth Opportunistic Municipal Income Fund, Inc. (1 Fund), and RiverNorth Opportunities Fund, Inc. (1 Fund). For Mr.      , the Fund Complex consists of the Fund (1 Fund) and RiverNorth Opportunistic Municipal Income Fund, Inc. (1 Fund).

 47

(2)	The numbers enclosed in the parentheticals represent the number of funds overseen in each respective directorship held by the director.

(3)	Mr. Galley is deemed an “interested person” of the Fund due to his position as Chief Investment Officer of RiverNorth Capital Management, LLC, investment adviser to the Fund.

Board Leadership Structure. The Board of Directors, which has overall responsibility for the oversight of the Fund’s investment programs and business affairs, believes that it has structured itself in a manner that allows it to effectively perform its oversight obligations. Mr. Patrick W. Galley, the Chairman of the Board (“Chairman”), is not an Independent Director. The Board believes that the use of an interested director as Chairman is the appropriate leadership structure for the Fund given (i) Mr. Patrick Galley’s role in the day to day operations of the Adviser, (ii) the extent to which the work of the Board of Directors is conducted through the Audit Committee of the Board of Directors (the “Audit Committee”) and the Nominating and Corporate Governance Committee of the Board of Directors (the “Nominating and Corporate Governance Committee”), each of whose meetings is chaired by an Independent Director, (iii) the frequency that Independent Directors meet with their independent legal counsel and auditors in the absence of members of the Board of Directors who are interested directors of the Fund and management, and (iv) the overall sophistication of the Independent Directors, both individually and collectively. The members of Board of Directors also complete an annual self-assessment during which the directors review their overall structure and consider where and how its structure remains appropriate in light of the Fund’s current circumstances. The Chairman’s role is to preside at all meetings of the Board of Directors and in between meetings of the Board of Directors to generally act as the liaison between the Board of Directors and the Fund’s officers, attorneys and various other service providers, including but not limited to the Adviser and other such third parties servicing the Fund. The Board of Directors believes that having an interested person serve as Chairman of the Board of Directors enables Mr. Patrick Galley to more effectively carry out these liaison activities. The Board of Directors also believes that it benefits during its meetings from having a person intimately familiar with the operation of the Fund to set the agenda for meetings of the Board of Directors to ensure that important matters are brought to the attention of and considered by the Board of Directors.

The Fund has two standing committees, each of which enhances the leadership structure of the Board of Directors: the Audit Committee and the Nominating and Corporate Governance Committee. The Audit Committee and Nominating and Corporate Governance Committee are each chaired by, and composed of, members who are Independent Directors.

The Audit Committee is comprised of Messrs.                  , all of whom are “independent” as defined in the listing standard of the NYSE. Mr.               is the Chair of the Audit Committee and has been determined to qualify as an “audit committee financial expert” as such term is defined in Form N-CSR. The role of the Audit Committee is to assist the Board of Directors in its oversight of (i) the quality and integrity of the Fund’s financial statements, reporting process and the independent registered public accounting firm (the “independent accountants”) and reviews thereof, (ii) the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers, (iii) the Fund’s compliance with certain legal and regulatory requirements, and (iv) the independent accountants’ qualifications, independence and performance. The Audit Committee is also required to prepare an audit committee report pursuant to the rules of the SEC for inclusion in the Fund’s annual proxy statement. The Audit Committee operates pursuant to the Audit Committee Charter that was most recently reviewed and approved by the Board of Directors on             , 2019. The Audit Committee Charter is available at the Fund’s website, www.rivernorth.com. As set forth in the Audit Committee Charter, management is responsible for maintaining appropriate systems for accounting and internal control, and the Fund’s independent accountants are responsible for planning and carrying out proper audits and reviews. The independent accountants are ultimately accountable to the Board of Directors and to the Audit Committee, as representatives of the Common Shareholders. The independent accountants for the Fund report directly to the Audit Committee. During the last fiscal year, the Audit Committee held         meetings.

The Nominating and Corporate Governance Committee is comprised of Messrs.                 . Mr.            is the Chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for identifying and recommending to the Board of Directors individuals believed to be qualified to become members of the Board of Directors in the event that a position is vacated or created. The Nominating and Corporate Governance Committee will consider director candidates recommended by Common Shareholders. In considering candidates submitted by Common Shareholders, the Nominating and Corporate Governance Committee will take into consideration the needs of the Board of Directors, the qualifications of the candidate and the interests of Common Shareholders. Common Shareholders wishing to recommend candidates to the Nominating and Corporate Governance Committee should submit such recommendations to the Secretary of the Fund, who will forward the recommendations to the committee for consideration. The submission must include: (i) whether the Common Shareholder proposing such nominee believes the proposed nominee is, or is not, an “interested person”, (ii) the name and address, as they appear on the Fund’s books, of the Common Shareholder proposing such business or nomination, (iii) a representation that the Common Shareholder is a holder of record of Shares entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such nomination; (iv) whether the Common Shareholder plans to deliver or solicit proxies from other Common Shareholders; (v) the class and number of Shares of the capital stock of the Fund, which are beneficially owned by the Common Shareholder and the proposed nominee to the Board of Directors, (vi) any material interest of the Common Shareholder or nominee in such business; (vii) the extent to which such Common Shareholder (including such Common Shareholder’s principals) or the proposed nominee to the Board of Directors has entered into any hedging transaction or other arrangement with the effect or intent of mitigating or otherwise managing profit, loss or risk of changes in the value of the Shares or the daily quoted market price of the Fund held by such Common Shareholder (including the Common Shareholder’s principals) or the proposed nominee, including independently verifiable information in support of the foregoing; (viii) any substantial interest, direct or indirect, of such Common Shareholder or the proposed nominee in the Fund other than interest arising from ownership of Common Shares; (ix) to the extent known by such Common Shareholder, the name and address of any other Common Shareholder supporting the proposed nominee; (x) the nominee holder for, and number of, Common Shares owned beneficially but not of record by such Common Shareholder; (xi) the investment strategy or objective, if any, of such Common Shareholder who is not an individual and a copy of the prospectus, offering memorandum, or similar document, if any; and (xii) such other information regarding such nominee proposed by such Common Shareholder as would be required to be included in a proxy statement filed pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. Each eligible Common Shareholder or Common Shareholder group may submit no more than one Independent Director nominee each calendar year. The Nominating and Corporate Governance Committee has not determined any minimum qualifications necessary to serve as a director of the Fund. During the last fiscal year, the Nominating and Corporate Governance Committee held          meetings.

 48

Director Qualifications. Mr. Patrick Galley is the Chief Investment Officer for the Fund’s investment adviser and a portfolio manager of the Fund. His knowledge regarding the investment strategy of the Fund, more specifically the closed-end mutual fund industry makes him uniquely qualified to serve as the Fund’s President.

 49

Risk Oversight. The Fund is confronted with a multitude of risks, such as investment risk, counterparty risk, valuation risk, political risk, risk of operational failures, business continuity risk, regulatory risk, legal risk and other risks not listed here. The Board of Directors recognizes that not all risk that may affect the Fund can be known, eliminated or even mitigated. In addition, there are some risks that may not be cost effective or an efficient use of the Fund’s limited resources to moderate. As a result of these realities, the Board of Directors, through its oversight and leadership, has and will continue to deem it necessary for Common Shareholders to bear certain and undeniable risks, such as investment risk, in order for the Fund to operate in accordance with its Prospectus, SAI and other related documents.

However, the Board of Directors has adopted on the Fund’s behalf a vigorous risk program that mandates the Fund’s various service providers, including the Adviser, to adopt a variety of processes, procedures and controls to identify various risks, mitigate the likelihood of adverse events from occurring and/or attempt to limit the effects of such adverse events on the Fund. The Board of Directors fulfills its leadership role by receiving a variety of quarterly written reports prepared by the Fund’s Chief Compliance Officer (“CCO”) that (i) evaluate the operation, policies and procedures of the Fund’s service providers, (ii) make known any material changes to the policies and procedures adopted by the Fund or its service providers since the CCO’s last report, and (iii) disclose any material compliance matters that occurred since the date of the last CCO report. In addition, the Independent Directors meet quarterly in executive sessions without the presence of any interested directors, the Adviser, or any of their affiliates. This configuration permits the Independent Directors to effectively receive the information and have private discussions necessary to perform their risk oversight role, exercise independent judgment and allocate areas of responsibility between the full Board of Directors, its committees and certain officers of the Fund. Furthermore, the Independent Directors have engaged independent legal counsel and auditors to assist the Independent Directors in performing their oversight responsibilities. As discussed above and in consideration of other factors not referenced herein, the Board of Directors has determined its leadership role concerning risk management as one of oversight and not active management of the Fund’s day-to-day risk management operations.

As of the date of this SAI, the non-interested members of the boards of the funds in the Fund Complex have had                    meetings, and the audit committee and nominating and corporate governance committee of such boards have each had              meetings.

Compensation. The Fund pays no salaries or compensation to any of its interested directors or its officers. For their services, the Independent Directors of the Fund receive an annual retainer in the amount of $             , and an additional $            for attending each meeting of the Board of Directors. In addition, the lead Independent Director receives $             annually, the Chair of the Audit Committee receives $             annually and the Chair of the Nominating and Corporate Governance Committee receives $        annually. The Independent Directors are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings of the Board of Directors. The following tables show compensation from the Fund. Patrick W. Galley is an interested person of the Fund and has not received any compensation from the Fund.

Name of Board Member	Estimated Compensation from the Fund (1)	Estimated Total Compensation from the Fund and Fund Complex (2)
Independent Directors:
	$	$
	$	$
	$	$
	$	$

(1)	The compensation estimated to be paid by the Fund for the first full fiscal year for services to the Fund.

(2)	The total estimated compensation estimated to be paid to the Independent Directors from the Fund and the Fund Complex for a full calendar year.

Director Ownership in the Fund

The following table shows the dollar range of equity securities beneficially owned by each director in the Fund and Fund Complex as of December 31, 2017.

Director	Dollar Range of Beneficial Ownership in Fund	Aggregate Dollar Range of Ownership in all Funds Overseen by Director in the Fund Complex (1)
Independent Director:
None
None
None
None
Interested Director:
Patrick W. Galley	None
None

 50

(1)	The Fund Complex consists of the Fund, RiverNorth Core Opportunity Fund, RiverNorth/DoubleLine Strategic Income Fund, RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth/Oaktree High Income Fund, RiverNorth Opportunities Fund, Inc., RiverNorth Marketplace Lending Corporation and RiverNorth Opportunistic Municipal Income Fund, Inc.

As of the date of this SAI, the Independent Directors of the Fund and immediate family members do not own beneficially or of record any class of securities of the investment adviser or principal underwriter of the Fund or any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

As of the date of this SAI, the directors and officers of the Fund owned, as a group, less than 1% of the outstanding Common Shares of the Fund.

Securities Beneficially Owned

The Adviser has provided the initial capitalization of the Fund and therefore is deemed to be a control person because it was the sole Common Shareholder of the Fund at that time. However, it is anticipated that the Adviser will no longer be a control person of the Fund by virtue of share ownership once this offering of Common Shares is completed.

PROXY VOTING GUIDELINES

The Board of Directors of the Fund has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Adviser may be asked to cast a proxy vote that presents a conflict between the interests of the Fund’s Common Shareholders, and those of the Adviser or an affiliated person of the Adviser. In such a case, the Adviser will abstain from making a voting decision and will forward all necessary proxy voting materials to the Fund to enable the Board of Directors to make a voting decision. The Adviser shall make a written recommendation of the voting decision to the Board of Directors, which shall include: (i) an explanation of why it has a conflict of interest; (ii) the reasons for its recommendation; and (iii) an explanation of why the recommendation is consistent with the Adviser’s proxy voting policies. The Board of Directors shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the Adviser, is most consistent with the Adviser’s proxy voting policies and in the best interests of Common Shareholders. When the Board of Directors of the Fund is required to make a proxy voting decision, only the directors without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast. The Adviser votes proxies pursuant to the proxy voting policies and guidelines set forth in Appendix A to this SAI.

You may also obtain information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the SEC’s website at www.sec.gov or by visiting the Fund’s website at www.rivernorth.com (this reference to the Fund’s website does not incorporate the contents of the website into this SAI).

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the Common Shares offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The Fund’s Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the Common Shares offered hereby, reference is made to the Fund’s Registration Statement. Statements contained in the Fund’s Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

The Registration Statement may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The Registration Statement also may be available on the Edgar Database on the SEC’s website, http://www.sec.gov, or be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to: Securities and Exchange Commission’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549.

 51

FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

 52

APPENDIX A

PROXY VOTING POLICY OF THE ADVISER

Proxy Voting
RiverNorth Capital Management, LLC

PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In its standard investment advisory agreement, RiverNorth Capital Management, LLC (RiverNorth Capital) specifically states that it does not vote proxies and the client, including clients governed by ERISA, is responsible for voting proxies. Therefore, RiverNorth Capital will not vote proxies for these clients. However, RiverNorth Capital will vote proxies on behalf of investment company clients (“Funds”). RiverNorth Capital has instructed all custodians, other than Fund custodians, to forward proxies directly to its clients, and if RiverNorth Capital accidentally receives a proxy for any non-Fund client, current or former, the Chief Compliance Officer will promptly forward the proxy to the client. In order to fulfill its responsibilities to Funds, RiverNorth Capital Management, LLC (hereinafter “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to companies in any Fund’s investment portfolios.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors. While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency. Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

We generally believe that the individual portfolio managers that invest in and track particular companies are the most knowledgeable and best suited to make decisions with regard to proxy votes. Therefore, we rely on those individuals to make the final decisions on how to cast proxy votes.

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from our managers and analysts on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other. In such a case, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

Notwithstanding the forgoing, the following policies will apply to investment company shares owned by a Fund. Under Section 12(d)(1) of the Investment Company Act of 1940, as amended, (the “1940 Act”), a fund may only invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the outstanding voting stock of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by a fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the fund and all affiliated persons of the fund; and (ii) the fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1½% percent. Therefore, each Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions unless it is determined that the Fund is not relying on Section 12(d)(1)(F):

–when the Fund exercises voting rights, by proxy or otherwise, with respect to any investment company owned by the Fund, the Fund will either

–seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or

–vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. We also believe that turnover in board composition promotes independent board action, fresh approaches to governance, and generally has a positive impact on shareholder value. We will generally vote in favor of non-incumbent independent directors.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

1. Requiring senior executives to hold stock in a company.

2. Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

While we recognize that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which we generally consider to have a negative impact on shareholder value. Therefore, while we will evaluate such plans on a case by case basis, we will generally oppose such plans.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-800-646-0148. We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.

PART C - OTHER INFORMATION

Item 25: Financial Statements and Exhibits

1.	Financial Statements:

Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the Investment Company Act of 1940 will be filed with a Pre-effective Amendment to the Registration Statement.

2.	Exhibits:

a.	Articles of Incorporation.

b.	By-Laws of Fund.*

c.	None.

d.	None.

e.	Terms and Conditions of the Dividend Reinvestment Plan.*

f.	None.

g.1	Form of Investment Management Agreement between Registrant and RiverNorth Capital Management, LLC*

h.	Form of Underwriting Agreement.*

i.	None.

j.	Form of Custodian Services Agreement.*

k.1	Form of Transfer Agency Services Agreement.*

k.2	Form of Administration and Accounting Services Agreement.*

l.1	Opinion and consent of Fund counsel.*

l.2	Opinion and consent of Maryland counsel.*

m.	None.

n.	Consent of Independent Registered Public Accounting Firm.*

o.	None.

p.	Subscription Agreement.*

q.	None.

r.1	Code of Ethics of Registrant.*

r.2	Code of Ethics of RiverNorth Capital Management, LLC.*

s.	Powers of Attorney.*

*	To be filed by amendment.

Item 26: Marketing Arrangements

[To Come]

Item 27: Other Expenses of Issuance and Distribution

Securities and Exchange Commission Fees	$ *
Financial Industry Regulatory Authority, Inc. Fees	$ *
Printing and Engraving Expenses	$ *
Legal Fees	$ *
Listing Fees	$ *
Accounting Expenses	$ *
Blue Sky Filing Fees and Expenses	$ *
Miscellaneous Expenses	$ *
Total	$ *
*	To be completed by amendment

Item 28: Persons Controlled by or under Common Control with Registrant

Not applicable.

Item 29: Number of Holders of Securities

At __________, 2019

Title of Class	Number of Record Holders
Common Shares, $0.0001 par value	*

*	To be completed by amendment

Item 30: Indemnification

[To come.]

Item 31: Business and Other Connections of Investment Advisers

The information in the Statement of Additional Information under the captions “Board Members and Officers” is hereby incorporated by reference.

Item 32: Location of Accounts and Records.

RiverNorth Capital Management, LLC maintains the Declaration of Trust, By-Laws, minutes of directors and shareholders meetings and contracts of the Registrant, all advisory material of the investment adviser, all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records.

Item 33: Management Services

Not applicable.

Item 34: Undertakings

1.	Registrant undertakes to suspend the offering of its shares until it amends its prospectus if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.	Not applicable.

3.	Not applicable.

4.	The Registrant undertakes (a) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(2)	to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3)	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(c)	that, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, if the Registrant is subject to Rule 430C; each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act of 1933, shall be deemed to be part of and included in this Registration Statement as of the date it is first used after effectiveness. Provided, however, that no statement made in this Registration Statement or prospectus that is part of this registration statement or made in a document incorporated or deemed incorporated by reference into this registration statement or prospectus that is art of this registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supercede or modify any statement that was made in this registration statement or prospectus that was part of this registration statement or made in any such document immediately prior to such date of first use;

(d)	that for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act of 1933;

(2)	the portion of any advertisement pursuant to Rule 482 under the Securities Act of 1933 relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5.	The Registrant undertakes that:

a.	For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

b.	For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Chicago, and State of Illinois, on the 25th day of February, 2019.

RiverNorth Opportunities Fund II, Inc.

By :	/s/ Patrick W. Galley
Patrick W. Galley, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date
/s/ Patrick W. Galley	President (Principal Executive Officer)	February 25, 2019
Patrick W. Galley
/s/ Jonathan M Mohrhardt	Chief Financial Officer and Treasurer (Principal Financial Officer/Principal Accounting Officer)	February 25, 2019
Jonathan M Mohrhardt

INDEX TO EXHIBITS

a.       Articles of Incorporation.